THE STRONG FUNDS

Strong Advisor Bond Fund                   Strong Advisor Technology Fund
Strong Advisor Common Stock Fund           Strong Advisor Utilities and Energy Fund
Strong Advisor Endeavor Large Cap Fund     Strong Advisor U.S. Small/Mid Cap Growth Fund
Strong Advisor Focus Fund                  Strong Advisor U.S. Value Fund
Strong Advisor International Core Fund     Strong Blue Chip Fund
Strong Advisor Large Company Core Fund     Strong Corporate Income Fund
Strong Advisor Mid Cap Growth Fund         Strong Multi Cap Value Fund
Strong Advisor Municipal Bond Fund         Strong Municipal Bond Fund
Strong Advisor Select Fund                 Strong Strategic Value Fund
Strong Advisor Short Duration Bond Fund    Strong Technology 100 Fund
Strong Advisor Small Cap Value Fund        Strong U.S. Emerging Growth Fund
Strong Advisor Strategic Income Fund       Strong Value Fund

                              100 HERITAGE RESERVE
                        MENOMONEE FALLS, WISCONSIN 53051

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         SCHEDULED FOR DECEMBER 10, 2004

To the Shareholders of the Strong Funds:

            A special meeting of shareholders of each of the Strong Funds listed above will be held on Friday, December 10, 2004, at 9:00 a.m. (Central Time) at 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051 ("Meeting"). At the Meeting, shareholders will be asked to consider and act upon the Proposals set forth below and to transact such other business as may properly come before the Meeting. The table below lists each Proposal on which shareholders will be asked to vote and identifies shareholders entitled to vote on each Proposal:

                              PROPOSAL                                              SHAREHOLDERS ENTITLED TO VOTE
Proposal 1:  Approval of an Agreement and Plan of Reorganization,       Shareholders of each Strong Fund with respect to the
under which substantially all of the assets of each Strong Fund will    applicable reorganization shown below.
be transferred to a corresponding Wells Fargo Fund as listed below.

STRONG FUND PROPOSED TO BE REORGANIZED INTO THIS   WELLS FARGO ("WF") FUND
Strong Advisor Bond Fund                           WF Montgomery Total Return Bond Fund
Strong Advisor Common Stock Fund                   WF Common Stock Fund (New)
Strong Advisor Endeavor Large Cap Fund             WF Endeavor Large Cap Fund (New)
Strong Advisor Focus Fund                          WF Large Company Growth Fund
Strong Advisor International Core Fund             WF International Core Fund (New)
Strong Advisor Large Company Core Fund             WF Large Company Core Fund (New)
Strong Advisor Mid Cap Growth Fund                 WF Montgomery Mid Cap Growth Fund
Strong Advisor Municipal Bond Fund                 WF Municipal Bond Fund (New)
Strong Advisor Short Duration Bond Fund            WF Ultra-Short Duration Bond Fund (New)
Strong Advisor Select Fund                         WF Endeavor Select Fund (New)
Strong Advisor Small Cap Value Fund                WF Small Cap Value Fund (New)
Strong Advisor Strategic Income Fund               WF Strategic Income Fund (New)
Strong Advisor Technology Fund                     WF Specialized Technology Fund
Strong Advisor Utilities and Energy Fund           WF Equity Income Fund
Strong Advisor U.S. Small/Mid Cap Growth Fund      WF Montgomery Small Cap Fund
Strong Advisor U.S. Value Fund                     WF U.S. Value Fund (New)
Strong Blue Chip Fund                              WF Large Company Growth Fund

STRONG FUND PROPOSED TO BE REORGANIZED INTO THIS   WELLS FARGO ("WF") FUND
Strong Corporate Income Fund                       WF Montgomery Total Return Bond Fund
Strong Multi Cap Value Fund                        WF Small Cap Value Fund (New)
Strong Municipal Bond Fund                         WF Municipal Bond Fund (New)
Strong Strategic Value Fund                        WF U.S. Value Fund (New)
Strong Technology 100 Fund                         WF Specialized Technology Fund
Strong U.S. Emerging Growth Fund                   WF Montgomery Small Cap Fund
Strong Value Fund                                  WF Large Company Core Fund (New)

                            PROPOSAL                                                   SHAREHOLDERS ENTITLED TO VOTE
Proposal 2: Approval of an interim advisory agreement.                 Shareholders of each Strong Fund.

Proposal 3: Approval of an interim sub-advisory agreement.

     3.a.: Approval of an interim sub-advisory agreement with Wells    Shareholders of each Strong Fund, except the Strong Advisor
     Capital Management Incorporated.                                  Focus, Strong Advisor International Core, Strong Advisor
                                                                       Large Company Core, Strong Advisor Technology, Strong Blue
                                                                       Chip, Strong Technology 100, and Strong Value Funds.

     3.b.: Approval of an interim sub-advisory agreement with          Shareholders of the Strong Advisor Focus and Strong Blue Chip
     Peregrine Capital Management, Inc.                                Funds.

     3.c.: Approval of an interim sub-advisory agreement with RCM      Shareholders of the Strong Advisor Technology and Strong
     Capital Management LLC.                                           Technology 100 Funds.

     3.d.: Approval of an interim sub-advisory agreement with New      Shareholders of the Strong Advisor International Core Fund.
     Star Institutional Managers Limited.

     3.e.: Approval of an interim sub-advisory agreement with          Shareholders of the Strong Advisor Large Company Core and
     Matrix Asset Advisors, Inc.                                       Strong Value Funds.

            Only shareholders of record as of the close of business on October 1, 2004, are entitled to receive this notice and vote at the Meeting or at any adjournment thereof. Whether or not you expect to attend the Meeting, please submit your vote by toll-free telephone or through the Internet according to the enclosed voting instructions. You may also vote by completing, dating, and signing your proxy card and mailing it to us.

                                        By Order of the Board of Directors of
                                        the Strong Funds,


                                        Thomas M. Zoeller
                                        Vice President

[OCTOBER   , 2004]
Menomonee Falls, WI

                                THE STRONG FUNDS
                              100 HERITAGE RESERVE
                        MENOMONEE FALLS, WISCONSIN 53051
                                 1-800-368-3863

                             WELLS FARGO FUNDS TRUST
                                525 MARKET STREET
                         SAN FRANCISCO, CALIFORNIA 94105
                                 1-800-222-8222

                       COMBINED PROSPECTUS/PROXY STATEMENT
                               [OCTOBER   , 2004]

WHAT IS THIS DOCUMENT AND WHY ARE WE SENDING IT TO YOU?

            This document is a combined prospectus and proxy statement, and we refer to it as the Prospectus/Proxy Statement. It contains the information that shareholders of the Strong Funds listed in the Notice of Special Meeting of Shareholders ("Strong Funds" or "Acquired Funds") should know before voting on the proposed reorganization, interim investment advisory agreement and interim investment sub-advisory agreements that are described herein, and should be retained for future reference. It is both the proxy statement of the Strong Funds and also a prospectus for the applicable series of Wells Fargo Funds Trust ("Wells Fargo Funds" or "Acquiring Funds"). We may refer to the Strong Funds and the Wells Fargo Funds collectively as the "Funds" or, each fund individually as a "Fund."

HOW WILL THE REORGANIZATION WORK?

            The reorganization of each Strong Fund into a Wells Fargo Fund (individually or collectively, "Reorganization") as described in the Agreement and Plan of Reorganization ("Reorganization Plan"), included at Exhibit F, will involve three steps:

            o the transfer of substantially all of the assets and liabilities of the Strong Fund to its corresponding Acquiring Fund in exchange for shares of the corresponding Acquiring Fund having equivalent value to the net assets transferred;

            o the PRO RATA distribution of shares of the same or a comparable class of the Acquiring Fund to the shareholders of record of the Strong Fund as of immediately prior to 9:00 a.m., Eastern Time ("Effective Time") on the business day following the closing date ("Closing Date") of the Reorganization in redemption of all shares of the Strong Fund; and

            o     the liquidation and dissolution of the Strong Fund.

            As a result of the Reorganization, shareholders of each Strong Fund will hold shares, generally of the same or a comparable class of the corresponding Acquiring Fund, as described in this Prospectus/Proxy Statement. The total value of the Acquiring Fund shares that you receive in the Reorganization will be the same as the total value of the shares of the Strong Fund that you held immediately before the Reorganization. The Board of Directors of the Strong Funds ("Board" or "Directors") has approved the Reorganization of each Strong Fund. Any Strong Fund whose shareholders do not approve the Reorganization will not participate in the Reorganization. Any such Strong Fund may continue its operations beyond the date of the Reorganization of the other Strong Funds, and the Board of the affected Strong Fund will consider what further action is appropriate, including the possible engagement of another investment adviser or the liquidation of the Strong Fund.

WHAT ARE THE INTERIM INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS?

            The Board has also approved engaging Wells Fargo Funds Management, LLC ("Funds Management") to replace Strong Capital Management, Inc. ("SCM") as investment adviser to the Strong Funds. If shareholders approve the Interim Investment Advisory Agreement, Funds Management will advise the Strong Funds beginning shortly after the Meeting and continuing until the closing of the Reorganization. In addition, the Board has approved Wells Capital Management Incorporated ("Wells Capital"), Peregrine Capital Management, Inc. ("Peregrine"), RCM Capital Management LLC ("RCM"), New Star Institutional Managers Limited ("New Star") and Matrix Asset Advisors, Inc. ("Matrix") as interim investment sub-advisers to various Strong Funds, as described in this Prospectus/Proxy Statement. If shareholders approve the Interim Sub-Advisory Agreements, the sub-adviser will sub-advise the Strong Fund beginning shortly after the Meeting. If shareholders of a Strong Fund approve these new advisory arrangements but fail to approve the Reorganization, or the Reorganization otherwise does not close, these advisory arrangements would continue indefinitely, until terminated in accordance with their terms. If shareholders of a Strong Fund approve the Reorganization, but fail to approve these advisory arrangements, or they approve one of these advisory arrangements for a Strong Fund but fail to approve the other, the Board will consider what further action is appropriate, including possibly continuing the SCM engagement or taking steps to seek to engage a different adviser.

--------------------------------------------------------------------------------
       THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE FUNDS IS AVAILABLE IN THE:

      o     Prospectuses for the Strong Funds;

      o Annual and Semi-Annual Reports to shareholders of the Strong Funds and, as applicable, Acquiring Funds; and

      o Statements of Additional Information, or SAIs, for the Strong Funds and the Acquiring Funds.

      These documents are on file with the SEC.

            The prospectuses, SAIs, and Annual and Semi-Annual Reports of the Strong Funds are incorporated by reference and are legally deemed to be part of this Prospectus/Proxy Statement. The SAIs to this Prospectus/Proxy Statement, dated the same date as this Prospectus/Proxy Statement, also are incorporated by reference and are legally deemed to be part of this document. The prospectuses and the most recent annual report to shareholders of the Strong Funds, containing audited financial statements for the most recent fiscal year, and the most recent Semi-Annual Report to Shareholders of the Strong Funds have been previously mailed to shareholders.

            Copies of all of these documents are available upon request without charge by writing to or calling:

      Wells Fargo Funds                 Strong Funds
      P.O. Box 8266                     P.O. Box 2936
      Boston, MA 02266-8266             Milwaukee, WI 53201-2936
      1-800-222-8222                    1-800-368-3863

            You also may view or obtain these documents from the SEC:

      In Person:              At the SEC's Public Reference Room in Washington,
                              D.C., and regional offices in New York City , at 233 Broadway, and in Chicago, at 175 West Jackson
                              Boulevard, Suite 900

      By Phone:               1-800-SEC-0330

      By Mail:                Public Reference Section
                              Securities and Exchange Commission
                              450 5th Street, N.W.
                              Washington, DC 20549-0102
                              (duplicating fee required)

      By E-mail:              publicinfo@sec.gov
                              (duplicating fee required)

       By Internet:           www.sec.gov

OTHER IMPORTANT THINGS TO NOTE:

            o An investment in the Wells Fargo Funds is not a deposit with Wells Fargo Bank, N.A. or any other bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

            o     You may lose money by investing in the Funds.

                                TABLE OF CONTENTS

INTRODUCTION ............................................................................................     6

PROPOSAL 1:  APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION ........................................     6

           Summary ......................................................................................     6
           Reasons for the Reorganization ...............................................................     6
           Comparison of Current Fees and PRO FORMA Fees ................................................     7
           Comparison of Investment Objectives, Principal Investment Strategies and Policies ............    11
           Common and Specific Risk Considerations ......................................................    34
           Comparison of Account Features and Services ..................................................    39
           Comparison of Investment Advisers and Investment Advisory Fees ...............................    51
           Other Principal Service Providers ............................................................    56
           Comparison of Business Structures ............................................................    57
           Terms of Reorganization ......................................................................    58
           Board Consideration of the Reorganization ....................................................    59
           Performance ..................................................................................    64
           Material U.S. Federal Income Tax Consequences of the Reorganization ..........................    67
           U.S. Federal Income Taxation of an Investment in an Acquiring Fund ...........................    70
           Fees and Expenses of the Reorganization ......................................................    71
           Existing and PRO FORMA Capitalizations .......................................................    71

PROPOSAL 2:  APPROVAL OF AN INTERIM ADVISORY AGREEMENT ..................................................    83

           Summary ......................................................................................    83
           Terms of the Terminating Strong Advisory Agreement and the Interim Agreement .................    83
           Approval of the Interim Agreement by the Board ...............................................    93

PROPOSAL 3:  APPROVAL OF INTERIM SUB-ADVISORY AGREEMENTS ................................................    93

           Summary ......................................................................................    93
           Terms of the Terminating Reaves Sub-Advisory Agreement, Scarborough Sub-Advisory Agreement,
                     Sloate Sub-Advisory Agreement and Interim Sub-advisory Agreement ...................    94
           Approval of an Investment Sub-advisory Agreement with Wells Capital
                     Management Incorporated ............................................................    97
           Approval of an Investment Sub-advisory Agreement with Peregrine Capital
                     Management, Inc. ...................................................................   101
           Approval of an Investment Sub-advisory Agreement with RCM Capital Management LLC .............   102
           Approval of an Investment Sub-advisory Agreement with New Star Institutional
                     Managers Limited ...................................................................   105
           Approval of an Investment Sub-advisory Agreement with Matrix Asset Advisors, Inc. ............   106

INFORMATION ON VOTING ...................................................................................   107

OUTSTANDING SHARES ......................................................................................   109

INTEREST OF CERTAIN PERSONS IN THE TRANSACTIONS .........................................................   109

ANNUAL MEETING AND SHAREHOLDERS MEETINGS ................................................................   116

DISSENTERS' RIGHTS ......................................................................................   116

EXHIBIT A:           EXPENSE SUMMARIES OF THE STRONG FUNDS
                     AND ACQUIRING FUNDS ................................................................   A-1

EXHIBIT B:           COMPARISON OF INVESTMENT OBJECTIVES AND STRATEGIES .................................   B-1

EXHIBIT C:           ADDITIONAL RISKS ...................................................................   C-1

EXHIBIT D:           PORTFOLIO MANAGERS .................................................................   D-1

EXHIBIT E:           PERFORMANCE/FINANCIAL HIGHLIGHTS OF CERTAIN
                     ACQUIRING FUNDS ....................................................................   E-1

EXHIBIT F:           AGREEMENT AND PLAN OF REORGANIZATION ...............................................   F-1

EXHIBIT G:           FORM OF INTERIM INVESTMENT ADVISORY AGREEMENT ......................................   G-1

EXHIBIT H:           FORM OF INTERIM INVESTMENT SUB-ADVISORY AGREEMENT ..................................   H-1

                                  INTRODUCTION

            Wells Fargo & Company entered into a purchase agreement with Strong Financial Corporation ("SFC") on May 25, 2004 ("Asset Purchase Agreement") to acquire certain of the asset management arrangements of SCM, which is an affiliate of SFC and the investment adviser to the Strong Funds. SFC agreed to sell this part of its business to Wells Fargo & Company because SFC believes that, as a result of the sale, SCM's clients will receive significant benefits. Funds Management, which is the investment adviser to the Wells Fargo Funds is a wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"). SFC's sale of assets is contingent upon shareholder approval of the Reorganization for a substantial percentage of the assets covered by the Asset Purchase Agreement, among other things. Assuming shareholder approval is obtained and the other conditions of the Reorganization Plan that govern the Reorganization are met, shareholders of each Strong Fund will become shareholders of the corresponding Wells Fargo Fund, with Funds Management serving as the investment adviser and certain other investment advisors serving as the sub-advisers.

                                   PROPOSAL 1:
               APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION

SUMMARY

            In August 2004, the Board unanimously voted to approve the Reorganization, subject to the satisfaction of certain Board-approval conditions (which conditions were satisfied by mid-September, 2004) and subject to approval by shareholders of each Strong Fund and other closing conditions. In the Reorganization, each Strong Fund will transfer substantially all its assets to its corresponding Acquiring Fund, which will assume substantially all the liabilities of the Strong Fund. For a complete discussion of the assets and liabilities that will be assumed by each Acquiring Fund, and the assets and liabilities that will be excluded and assigned to a liquidating trust, see the section entitled "Terms of Reorganization" in this Prospectus/Proxy Statement. Upon this transfer of assets and assumption of liabilities, the Acquiring Fund will issue shares to the Strong Fund, which shares will be distributed to shareholders in liquidation of the Strong Fund. Any shares you own of a Strong Fund at the time of the Reorganization will be cancelled and you will receive shares, in the same or a comparable Class (except for the Strong Advisor Focus and Strong Advisor Technology Funds which will receive Class A shares for their Class B and Class C shares), of the corresponding Acquiring Fund having a value equal to the value of your shares of the Strong Fund. The Reorganization is expected to be treated as a "reorganization" for U.S. federal income tax purposes, as discussed below under "Material U.S. Federal Income Tax Consequences of the Reorganization." If approved by shareholders, the Reorganization is expected to occur in the second quarter of 2005.

REASONS FOR THE REORGANIZATION

            In August 2004, the Board concluded that participation in the proposed Reorganization is in the best interests of each Strong Fund and its shareholders. In reaching that conclusion, the Board considered, among other things:

            1.    The reputation, financial strength and resources of Wells
                  Fargo.

            2. The capabilities, practices and resources of Funds Management and the other service providers to the Wells Fargo Funds.

            3. The viability of the Strong Funds absent approval of the proposed Reorganization.

            4. The broader product array of the more than 80 publicly available mutual funds in the Wells Fargo Funds family, and the expanded range of investment options and exchange opportunities available to shareholders.

            5.    The shareholder services offered by Wells Fargo.

            6. The relative compatibility of the investment objectives and principal investment strategies of the acquiring Wells Fargo Funds with those of the Strong Funds.

            7. The expected treatment of the Reorganization as a "reorganization" for U.S. federal income tax purposes.

            8. The anticipated effect of the Reorganization on per-share expense ratios, both before and after waivers, of the Strong Funds.

            9. The anticipated benefits of economies of scale for the Strong Funds and benefits to their shareholders of promoting more efficient operations and enabling greater diversification of investments.

            10. The anticipated retention by Wells Capital, the sub-adviser to most of the Wells Fargo Funds, of many of Strong's key investment management professionals.

            11. The undertaking by Funds Management and SFC to share equally all the costs and expenses of preparing, printing, and mailing the Prospectus/Proxy Statement and related solicitation expenses for the approvals of the Proposals.

            The Board also concluded that as of that date the economic interests of the shareholders of the Strong Funds would not be diluted as a result of the proposed Reorganization, because the number of Acquiring Fund shares to be issued to Strong Fund shareholders will be calculated based on the respective net asset value of the Funds. For a more complete discussion of the factors considered by the Board in approving the Reorganization, see the section entitled "Board Consideration of the Reorganization" in this Prospectus/Proxy Statement.

COMPARISON OF CURRENT FEES AND PRO FORMA FEES

            The following table shows expense ratios for each Strong Fund, both before (gross) and after (net) any contractual expense waivers and reimbursements, and the PRO FORMA expense ratios for each Acquiring Fund, reflecting the anticipated effects of the Reorganization on the gross and net operating expense ratios. All expense ratios are as of the dates noted below:

      FUND                                                                                                         DATE
      ---------------------------------------------------------------------------------------------------------------------------
      Strong Advisor Common Stock, WF Common Stock, Strong Advisor Endeavor Large Cap, WF Endeavor Large Cap,
      Strong Advisor International Core, WF International Core, Strong Advisor Large Company Core, WF Large
      Company Core, Strong Value, Strong Advisor Select, WF Endeavor Select, Strong Advisor Small Cap Value,
      Strong Multi Cap Value, WF Small Cap Value, Strong Advisor U.S. Value, Strong Strategic Value, WF U.S.
      Value Funds                                                                                                  June 30, 2004
      ---------------------------------------------------------------------------------------------------------------------------
      Strong Advisor Bond, Strong Corporate Income, WF Montgomery Total Return Bond Funds                          May 31, 2004
      ---------------------------------------------------------------------------------------------------------------------------
      Strong Advisor Municipal Bond, Strong Municipal Bond, WF Municipal Bond, Strong Advisor Short Duration
      Bond, WF Ultra-Short Duration Bond, Strong Advisor Strategic Income, WF Strategic Income Funds               April 30, 2004
      ---------------------------------------------------------------------------------------------------------------------------
      Strong Advisor Focus, Strong Blue Chip, WF Large Company Growth, Strong Advisor Mid Cap Growth, WF
      Montgomery Mid Cap Growth, Strong Advisor Technology, Strong Technology 100, WF Specialized Technology,
      Strong Advisor U.S. Small/Mid Cap Growth, Strong U.S. Emerging Growth, WF Montgomery Small Cap, Strong
      Advisor Utilities and Energy, WF Equity Income Funds                                                         March 31, 2004
      ---------------------------------------------------------------------------------------------------------------------------

Two levels of expense ratios are included in the table:

a) GROSS EXPENSE RATIO - the total operating expenses of a fund, representing what a shareholder could POTENTIALLY pay if no waivers or expense reimbursements were in place.

b) NET EXPENSE RATIO - the expense level a shareholder can expect to ACTUALLY pay, taking into account any fee waivers or expense reimbursements to which a fund's adviser has CONTRACTUALLY committed. If no such waivers are in place, the Net Expense Ratio is the same as the Gross Expense Ratio.

            The table assumes that, when two or more Funds are being reorganized into one Acquiring Fund, all Funds approve the Reorganization and will reorganize into the resulting Acquiring Fund. The possibility exists that, in these situations, not all Funds will approve the Reorganization. FOR THESE SCENARIOS AND A BREAKDOWN OF THE SPECIFIC FEES CHARGED FOR ALL OF THE FUNDS AND MORE INFORMATION ABOUT EXPENSES, PLEASE SEE EXHIBIT A.

------------------------------------------------------------------------------------------------------------------------------------
                                                       CURRENT                                                         PRO FORMA
                                                ----------------------                                             -----------------
STRONG FUND / SHARE CLASS                       GROSS    NET             ACQUIRING FUND /                          GROSS    NET
                                                EXPENSE  EXPENSE         SHARE CLASS                               EXPENSE  EXPENSE
                                                RATIO    RATIO                                                     RATIO    RATIO(4)
------------------------------------------------------------------------------------------------------------------------------------
EQUITY FUNDS
------------------------------------------------------------------------------------------------------------------------------------
STRONG ADVISOR COMMON STOCK FUND                                         WF COMMON STOCK FUND (NEW)
   CLASS A                                      1.57%    1.537%             CLASS A                                1.33%    1.31%
   CLASS B                                      2.33%    2.297%(2)          CLASS B                                2.08%    2.06%
   CLASS C                                      2.35%    2.317%             CLASS C                                2.08%    2.06%
   CLASS Z                                      1.34%    1.307%             CLASS Z                                1.50%    1.29%
------------------------------------------------------------------------------------------------------------------------------------
STRONG ADVISOR ENDEAVOR LARGE CAP FUND                                   WF ENDEAVOR LARGE CAP FUND (NEW)
   CLASS A                                      1.71%    1.677%             CLASS A                                1.63%    1.25%
   CLASS B                                      2.48%    2.447%(2)          CLASS B                                2.38%    2.00%
   CLASS C                                      2.54%    2.467%(2)          CLASS C                                2.38%    2.00%
------------------------------------------------------------------------------------------------------------------------------------
STRONG ADVISOR INTERNATIONAL CORE FUND                                   WF INTERNATIONAL CORE FUND (NEW)
   CLASS A                                      5.43%     2.50%(2)          CLASS A                                7.77%    1.50%
   CLASS B                                      6.20%     2.50%(2)          CLASS B                                8.52%    2.25%
   CLASS C                                      6.19%     2.50%(2)          CLASS C                                8.52%    2.25%
------------------------------------------------------------------------------------------------------------------------------------
STRONG ADVISOR LARGE COMPANY CORE FUND                                   WF LARGE COMPANY CORE FUND (NEW)
   CLASS A                                      1.59%    1.467%(3)          CLASS A                                1.44%    1.25%
   CLASS B                                      2.38%    2.347%(2)          CLASS B                                2.19%    2.00%
   CLASS C                                      2.51%    2.467%(2)          CLASS C                                2.19%    2.00%
   CLASS K                                      1.30%    0.957%             INSTITUTIONAL CLASS                    1.26%    0.95%
STRONG VALUE FUND
   INVESTOR CLASS                               1.54%    1.507%             CLASS Z                                1.61%    1.42%
------------------------------------------------------------------------------------------------------------------------------------
STRONG ADVISOR FOCUS FUND                                                WF LARGE COMPANY GROWTH FUND
   CLASS A                                      3.03%     2.50%(1),(2)
   CLASS B                                      3.80%     2.50%(1),(2)      CLASS A                                1.28%    1.20%
   CLASS C                                      4.12%     2.50%(1),(2)
----------------------------------------------  -----     ------------   ----------------------------------------  -----    -----
STRONG BLUE CHIP FUND                                                                                              1.45%
   INVESTOR CLASS                               1.69%     1.69%(1)          CLASS Z  (NEW)                                  1.37%
------------------------------------------------------------------------------------------------------------------------------------
STRONG ADVISOR MID CAP GROWTH FUND                                       WF MONTGOMERY MID CAP GROWTH FUND
   CLASS A                                      1.67%     1.67%(1)          CLASS A                                1.44%    1.40%
   CLASS B                                      2.63%     2.50%(1),(2)      CLASS B                                2.19%    2.15%
   CLASS C                                      2.67%     2.50%(1),(2)      CLASS C                                2.19%    2.15%
   CLASS Z                                      1.81%     1.81%(1)          CLASS Z  (NEW)                         1.61%    1.57%
------------------------------------------------------------------------------------------------------------------------------------
STRONG ADVISOR SELECT FUND                                               WF ENDEAVOR SELECT FUND (NEW)
   CLASS A                                      1.61%    1.577%(2)          CLASS A                                1.50%    1.25%
   CLASS B                                      2.42%    2.387%(2)          CLASS B                                2.25%    2.00%
   CLASS C                                      2.42%    2.387%(2)          CLASS C                                2.25%    2.00%
------------------------------------------------------------------------------------------------------------------------------------
STRONG ADVISOR U.S. SMALL/MID CAP GROWTH FUND                            WF MONTGOMERY SMALL CAP FUND
   CLASS A                                      2.81%     2.50%(1),(2)      CLASS A                                1.56%    1.40%
   CLASS B                                      3.60%     2.50%(1),(2)      CLASS B                                2.31%    2.15%
   CLASS C                                      3.61%     2.50%(1),(2)      CLASS C                                2.31%    2.15%
STRONG U.S. EMERGING GROWTH FUND
   INVESTOR CLASS                               1.67%     1.67%(1)          CLASS Z  (NEW)                         1.73%    1.57%
------------------------------------------------------------------------------------------------------------------------------------
STRONG ADVISOR SMALL CAP VALUE FUND                                      WF SMALL CAP VALUE FUND (NEW)
   CLASS A                                      1.57%    1.537%             CLASS A                                1.46%    1.44%
   CLASS B                                      2.36%    2.327%             CLASS B                                2.21%    2.19%
   CLASS C                                      2.36%    2.327%             CLASS C                                2.21%    2.19%
----------------------------------------------  -----     ------------   ----------------------------------------  -----    -----
   CLASS Z                                      1.41%    1.377%
STRONG MULTI CAP VALUE FUND                                                 CLASS Z                                1.63%    1.36%
   INVESTOR CLASS                               1.62%    1.587%
STRONG ADVISOR TECHNOLOGY FUND                                           WF SPECIALIZED TECHNOLOGY FUND
   CLASS A                                      3.66%     2.50%(1),(2)
   CLASS B                                      4.43%     2.50%(1),(2)      CLASS A                                1.78%    1.75%
   CLASS C                                      4.53%     2.50%(1),(2)
----------------------------------------------  -----     ------------   ----------------------------------------  -----    -----
STRONG TECHNOLOGY 100 FUND
   INVESTOR CLASS                               2.26%     2.00%(1),(2)      CLASS Z  (NEW)                         1.95%    1.90%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       CURRENT                                                         PRO FORMA
                                                ----------------------                                             -----------------
STRONG FUND / SHARE CLASS                       GROSS    NET             ACQUIRING FUND /                          GROSS    NET
                                                EXPENSE  EXPENSE         SHARE CLASS                               EXPENSE  EXPENSE
                                                RATIO    RATIO                                                     RATIO    RATIO(4)
------------------------------------------------------------------------------------------------------------------------------------
STRONG ADVISOR U.S. VALUE FUND                                           WF U.S. VALUE FUND (NEW)
   CLASS A                                      1.42%    1.387%(2)          CLASS A                                1.39%    1.25%
   CLASS B                                      2.18%    2.147%(2)          CLASS B                                2.14%    2.00%
   CLASS C                                      2.23%    2.197%(2)          CLASS C                                2.14%    2.00%
   CLASS K                                      1.06%    0.957%(2)          INSTITUTIONAL CLASS                    1.26%    0.96%
----------------------------------------------  -----     ------------   ----------------------------------------  -----    -----
   CLASS Z                                      1.37%    1.337%
STRONG STRATEGIC VALUE FUND                                                 CLASS Z                                1.56%    1.32%
   INVESTOR CLASS                               3.28%    1.967%(2)
------------------------------------------------------------------------------------------------------------------------------------
STRONG ADVISOR UTILITIES & ENERGY FUND                                   WF EQUITY INCOME FUND
   CLASS A                                      1.95%     1.95%(1)          CLASS A                                1.32%    1.10%
   CLASS B                                      2.47%     2.47%(1)          CLASS B                                2.07%    1.85%
   CLASS C                                      2.56%     2.56%(1)          CLASS C                                2.07%    1.85%
------------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME FUNDS
------------------------------------------------------------------------------------------------------------------------------------
STRONG ADVISOR BOND FUND                                                 WF MONTGOMERY TOTAL RETURN BOND FUND
   CLASS A                                      1.09%     1.08%             CLASS A                                1.07%    0.90%
   CLASS B                                      1.90%     1.89%             CLASS B                                1.82%    1.65%
   CLASS C                                      1.95%     1.94%             CLASS C                                1.82%    1.65%
   CLASS K                                      0.85%     0.84%             INSTITUTIONAL CLASS                    0.89%    0.70%
   INSTITUTIONAL CLASS                          0.41%     0.40%             SELECT CLASS                           0.62%    0.42%
----------------------------------------------  -----     ------------   ----------------------------------------  -----    -----
   CLASS Z                                      1.31%     1.30%                                                    1.24%    0.95%
STRONG CORPORATE INCOME FUND                                                CLASS Z  (NEW)
   INVESTOR CLASS                               1.57%     1.56%
------------------------------------------------------------------------------------------------------------------------------------
STRONG ADVISOR MUNICIPAL BOND FUND                                       WF MUNICIPAL BOND FUND (NEW)
   CLASS A                                      1.22%     1.22%(1)          CLASS A                                1.05%    0.85%
   CLASS B                                      1.98%     1.98%(1)          CLASS B                                1.80%    1.60%
   CLASS C                                      1.98%     1.98%(1)          CLASS C                                1.80%    1.60%
   INSTITUTIONAL CLASS                          0.53%     0.53%(1)          INSTITUTIONAL CLASS                    0.87%    0.48%
STRONG MUNICIPAL BOND FUND
   INVESTOR CLASS                               0.86%     0.86%(1)          INVESTOR CLASS                         1.22%    0.80%
------------------------------------------------------------------------------------------------------------------------------------
STRONG ADVISOR SHORT DURATION BOND FUND                                  WF ULTRA-SHORT DURATION BOND FUND (NEW)
   CLASS A                                      1.29%     1.29%(1)          CLASS A                                1.24%    0.80%
   CLASS B                                      2.09%     2.09%(1)          CLASS B                                1.99%    1.55%
   CLASS C                                      2.07%     2.07%(1)          CLASS C                                1.99%    1.55%
   CLASS Z                                      1.16%     1.16%(1)          CLASS Z                                1.41%    0.97%
------------------------------------------------------------------------------------------------------------------------------------
STRONG ADVISOR STRATEGIC INCOME FUND                                     WF STRATEGIC INCOME FUND (NEW)
   CLASS A                                      1.54%     1.54%(1)          CLASS A                                1.57%    1.10%
   CLASS B                                      2.31%     2.31%(1)          CLASS B                                2.32%    1.85%
   CLASS C                                      2.36%     2.36%(1)          CLASS C                                2.32%    1.85%
------------------------------------------------------------------------------------------------------------------------------------

(1) PURSUANT TO THE DIRECTION OF THE BOARD AND CERTAIN REGULATORY SETTLEMENTS, SCM OR ITS AFFILIATES HAVE CONTRACTUALLY AGREED TO WAIVE FEES AND/OR ABSORB EXPENSES OF A SPECIFIED AMOUNT FROM MAY 21, 2004 UNTIL MAY 21, 2005. FOR THE FUNDS LISTED BELOW, THIS WAIVER IS NOT REFLECTED BECAUSE THE EXPENSE RATIO SHOWN IS AS OF A DATE PRIOR TO MAY 21, 2004. IF THIS WAIVER WERE REFLECTED, THE NET EXPENSE RATIO WOULD HAVE BEEN AS FOLLOWS:

              STRONG ADVISOR FOCUS FUND
                 CLASS A                                          2.490%
                 CLASS B                                          2.490%
                 CLASS C                                          2.490%
              STRONG BLUE CHIP FUND
                 INVESTOR CLASS                                   1.657%
              STRONG ADVISOR MID CAP GROWTH FUND
                 CLASS A                                          1.637%
                 CLASS B                                          2.467%
                 CLASS C                                          2.467%
                 CLASS Z                                          1.777%
              STRONG ADVISOR TECHNOLOGY FUND
                 CLASS A                                          2.467%
                 CLASS B                                          2.467%
                 CLASS C                                          2.467%
              STRONG TECHNOLOGY 100 FUND
                INVESTOR CLASS                                    1.967%
              STRONG ADVISOR U.S. SMALL/MID CAP GROWTH FUND
                 CLASS A                                          2.467%
                 CLASS B                                          2.467%
                 CLASS C                                          2.467%
              STRONG U.S. EMERGING GROWTH FUND
                 INVESTOR CLASS                                   1.637%

              STRONG ADVISOR UTILITIES & ENERGY FUND
                 CLASS A                                          1.917%
                 CLASS B                                          2.437%
                 CLASS C                                          2.527%
              STRONG ADVISOR MUNICIPAL BOND FUND
                 CLASS A                                          1.187%
                 CLASS B                                          1.947%
                 CLASS C                                          1.947%
                 INSTITUTIONAL CLASS                              0.497%
              STRONG MUNICIPAL BOND FUND
                 INVESTOR CLASS                                   0.827%
              STRONG ADVISOR SHORT DURATION BOND FUND
                 CLASS A                                          1.257%
                 CLASS B                                          2.057%
                 CLASS C                                          2.037%
                 CLASS Z                                          1.127%
              STRONG ADVISOR STRATEGIC INCOME FUND
                 CLASS A                                          1.507%
                 CLASS B                                          2.277%
                 CLASS C                                          2.327%

(2) SCM OR ITS AFFILIATES HAVE CONTRACTUALLY AGREED TO WAIVE FEES AND/OR ABSORB EXPENSES THROUGH MAY 1, 2006 TO MAINTAIN THE NET EXPENSE RATIO SHOWN, EXCEPT TO THE EXTENT SUCH NET EXPENSE RATIO REFLECTS WAIVERS AND ABSORPTIONS AT THE DIRECTION OF THE BOARD AND CERTAIN REGULATORY SETTLEMENTS.

(3) SCM HAS CONTRACTUALLY AGREED TO WAIVE MANAGEMENT FEES AND/OR ABSORB EXPENSES FOR AN INDEFINITE PERIOD OF TIME TO KEEP TOTAL ANNUAL OPERATING EXPENSES OF THE ADVISOR LARGE COMPANY CORE FUND-CLASS A AT NO MORE THAN 1.50%. THIS CONTRACT MAY ONLY BE TERMINATED BY THE BOARD, BUT NOT BEFORE MAY 1, 2006.

(4) FUNDS MANAGEMENT HAS CONTRACTUALLY AGREED TO WAIVE FEES AND/OR REIMBURSE EXPENSES THROUGH APRIL 30, 2007 TO MAINTAIN THE NET EXPENSE RATIO SHOWN.

            Funds Management has contractually agreed to maintain the PRO FORMA Net Expense Ratio shown for each of the Acquiring Funds through at least April 30, 2007. These contractual net expense ratios for the Acquiring Funds renew automatically upon expiration of the contractual commitment period (unless terminated), and net expense ratios can only be increased upon approval by the Wells Fargo Fund's Board of Trustees.

            For some Classes of some of the Strong Funds, as noted above in the table, SCM or its affiliates have also contractually agreed to waive fees and/or reimburse certain expenses to maintain a specified Net Expense Ratio. The Strong Adviser Large Company Core Fund has a contractual net expense ratio for Class A shares that renews automatically upon expiration of the contractual commitment period, and can only be increased upon approval by the Fund's Board. For contractual waivers other than waivers pursuant to the direction of the Board and certain regulatory settlements, this contractual term expires May 1, 2006, which is earlier than the term of the contractual commitment Funds Management has made to the Acquiring Funds. The contractual waivers pursuant to the direction of the Board and certain regulatory settlements expire on May 21, 2005. In almost all cases, the Strong Fund waivers expire earlier than the term of the contractual commitment Funds Management has made to the Acquiring Funds.

            In addition to the contractual waivers, for a number of the Strong Funds, SCM or its affiliates have also implemented a voluntary expense waiver that reduces the net expenses below a Fund's contractual net expense cap, where applicable, and a Fund's gross expense ratio. It is important to note that these voluntary waivers may be modified, reduced or terminated at any time, in which case a shareholder could potentially pay, to the extent that a Fund does not have a contractual expense cap in place, up to the gross expense ratios shown. For additional information on these voluntary waivers, see Exhibit A.

            In 66 of the 67 class Reorganizations listed above, the PRO FORMA Net Expense Ratio of the Acquiring Fund Class is expected to be equal to or lower than the Net Expense Ratio of the corresponding Strong Fund Class. In 50 of the 67 Class Reorganizations, the Acquiring Fund Class is expected to have a PRO FORMA Gross Expense Ratio that is lower than the Gross Expense Ratio of the corresponding Strong Fund Class. Moreover, as noted above, the contractual Net Expense Ratios for the Acquiring Funds are committed through April 30, 2007, renew automatically upon expiration, and can only be increased upon approval by the Wells Fargo Fund's Board of Trustees.

            For further discussion regarding the Board's consideration of the gross and net operating expense ratios of the Funds in approving the Reorganization, see the section entitled "Board Consideration of the Reorganization" in this Prospectus/Proxy Statement.

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
POLICIES

            The Wells Fargo Funds that are designated in the Notice of Meeting and the following charts as (NEW) have been created to acquire assets and assume liabilities of one or more Acquired Funds in the Reorganization. They have not yet commenced operations and will not have significant assets or liabilities until the closing of the Reorganization. Their investment objectives and strategies are similar to those of an Acquired Fund. The other Wells Fargo Funds have commenced operations and, accordingly, have portfolio securities and previously established investment objectives and strategies.

            In general, in light of similarities of investment objectives and strategies among the various pairings of Acquired Funds and Acquiring Funds, the proposed Reorganization is not expected to cause significant portfolio turnover or transaction expenses from the sale of securities due to incompatible investment objectives or strategies. The portfolio managers of the Acquired Funds may, however, sell some appreciated holdings to take advantage of capital loss carryforwards and may otherwise engage in some degree of portfolio repositioning.

            The Strong Funds have investment objectives that are classified as fundamental, which means that they cannot be changed without shareholder approval. The Wells Fargo Funds have investment objectives that are classified as non-fundamental, which means that the Wells Fargo Funds' Board of Trustees can change them without shareholder approval. Thus, the Reorganization will result in a change in the Strong Fund shareholders' right to vote to approve changes to the investment objectives of their Fund. With respect to other investment policies, the Strong Funds and the Wells Fargo Funds have substantially similar fundamental and non-fundamental investment policies.

            Unlike other Acquiring Funds involved in the Reorganization, the WF Equity Income Fund and WF Large Company Growth Fund are mutual funds that do not invest directly in portfolio securities. Rather, each invests in a corresponding portfolio of Wells Fargo Master Trust that has the same investment objectives and strategies as those of the WF Equity Income Fund and WF Large Company Growth Fund, respectively.

            The following charts compare the investment objective and principal investment strategies of each Strong Fund and its corresponding Acquiring Fund, and describe the key differences between the Funds. Acquiring Fund names, objectives and principal strategies are in BOLD type. The charts are presented in summary form and, therefore, do not contain all of the information that you should consider before voting on the Reorganization. A more detailed comparison of the Funds' investment objectives, strategies and other investment policies can be found at Exhibit B. You also can find additional information about a specific Fund's investment strategies and investment policies in its SAI. For more complete information, please read this entire document.

---------------------------------------------------------------------------------------------------------------------------------
       FUND NAMES          OBJECTIVES                 PRINCIPAL STRATEGIES                 KEY DIFFERENCES
---------------------------------------------------------------------------------------------------------------------------------
Strong Advisor Bond Fund   Seeks total return by      The Fund invests at least 80%        o   The WF Montgomery Total Return
                           investing for a high       of its assets in higher- and             Bond Fund seeks income and
                           level of current income    medium-quality corporate,                capital appreciation, whereas
                           with a moderate degree     mortgage- and asset-backed,              the Strong Corporate Income
                           of share-price             U.S. Government, and foreign             Fund seeks a high level of
                           fluctuation.               government bonds. The Fund may           current income and the Strong
                                                      also invest up to 20% of its             Advisor Bond Fund seeks income
                                                      assets in lower-quality,                 with a moderate degree of
                                                      high-yield bonds. The                    share-price fluctuation.
                                                      high-yield bonds may be either       o   Although their investment
                                                      U.S. or foreign securities.              policies are worded differently
                                                      The Fund may invest a                    and vary somewhat in their bond
                                                      significant amount in                    investment thresholds, all of
                                                      mortgage-backed and other                these Funds invest
                                                      asset-backed securities. The             substantially all of their
                                                      Fund may invest up to 20% of             assets in investment grade
                                                      its assets in foreign currency           bonds. The Strong Corporate
                                                      denominated securities and any           Income Fund invests at least
                                                      amount in dollar-denominated             80% of its assets in corporate
                                                      foreign securities. The Fund             securities, whereas the WF
                                                      may invest in derivative                 Montgomery Total Return Bond
                                                      securities for non-speculative           Fund has no such minimum
                                                      purposes. The Fund's duration            threshold.
                                                      will normally vary between           o   The Funds also have varying
                                                      three and six years.                     policies regarding duration and
----------------------------------------------------------------------------------------       maturity. The WF Montgomery
Strong Corporate Income    Seeks total return by      The Fund invests 100% of its             Total Return Bond Fund's
Fund                       investing for a high       assets in investment-grade               effective duration range is
                           level of current income.   securities and other                     between four and five and half
                                                      investment-grade obligations of          years, whereas the Strong
                                                      which at least 80% are in                Advisor Bond Fund's duration
                                                      corporate securities. The Fund           will vary between three and six
                                                      may invest up to 30% of its              years, and the Strong Corporate
                                                      assets in foreign securities.            Income Fund's average effective
                                                      The Fund may invest in                   maturity is between two and
                                                      derivative securities for                twelve years with no stated
                                                      non-speculative purposes. The            policy as to duration.
                                                      Fund's average effective             o   The WF Montgomery Total Return
                                                      maturity will normally be                Bond Fund and the Strong
                                                      between 2 and 12 years.                  Advisor Bond Fund may each
                                                                                               invest up to 20% of their
                                                                                               assets in lower-quality, high
                                                                                               yield bonds, whereas the Strong
                                                                                               Corporate Income Fund is not
                                                                                               permitted to make such
                                                                                               investments.
                                                                                           o   The WF Montgomery Total Return
                                                                                               Bond Fund may invest
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
       FUND NAMES          OBJECTIVES                 PRINCIPAL STRATEGIES                 KEY DIFFERENCES
---------------------------------------------------------------------------------------------------------------------------------
WF MONTGOMERY TOTAL        SEEKS TOTAL RETURN         THE FUND INVESTS AT LEAST 80%            up to 20% of its assets in
RETURN BOND FUND           CONSISTING OF INCOME AND   OF ITS ASSETS IN BONDS AND AT            dollar-denominated obligations
                           CAPITAL APPRECIATION.      LEAST 80% OF ITS ASSETS IN               of foreign issuers, whereas the
                                                      INVESTMENT-GRADE SECURITIES.             Strong Advisor Fund may invest
                                                      THE FUND MAY INVEST UP TO 25%            up to 20% of its assets in
                                                      OF ITS ASSETS IN ASSET-BACKED            foreign currency denominated
                                                      SECURITIES, OTHER THAN                   securities and any amount in
                                                      MORTGAGE-BACKED SECURITIES AND           dollar-denominated foreign
                                                      UP TO 20% OF ITS ASSETS IN               securities, and the Strong
                                                      DOLLAR-DENOMINATED OBLIGATIONS           Corporate Income Fund may
                                                      OF FOREIGN ISSUERS. THE FUND             invest up to 30% of its assets
                                                      EXPECTS TO MAINTAIN AN OVERALL           in foreign securities.
                                                      EFFECTIVE DURATION RANGE
                                                      BETWEEN 4 AND 5.5 YEARS.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
       FUND NAMES          OBJECTIVES                 PRINCIPAL STRATEGIES                 KEY DIFFERENCES
---------------------------------------------------------------------------------------------------------------------------------
Strong Advisor Common      Seeks capital growth.      The Fund invests at least 80% of     o   The WF Common Stock Fund,
Stock Fund                                            its assets in common stocks of           unlike the Strong Advisor
                                                      small- and medium-capitalization         Common Stock Fund, is not
                                                      companies that the Fund's                required to invest principally
                                                      managers believe are underpriced         in small- and
                                                      yet have attractive growth               medium-capitalization
                                                      prospects. The Fund's managers           companies.
                                                      base their analysis on a
                                                      company's "private market value"
                                                      - the price an investor would be
                                                      willing to pay for the entire
                                                      company given its management,
                                                      financial health, and growth
                                                      potential. The Fund may invest
                                                      at least 25% of its assets in
                                                      foreign securities.
----------------------------------------------------------------------------------------
WF COMMON STOCK FUND       SEEKS LONG-TERM            THE FUND INVESTS AT LEAST 80% OF
(NEW)                      CAPITAL APPRECIATION.      ITS ASSETS IN COMMON STOCKS.
                                                      THE FUND MAY INVEST UP TO 25% OF
                                                      ITS ASSETS IN FOREIGN
                                                      SECURITIES.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
       FUND NAMES          OBJECTIVES                 PRINCIPAL STRATEGIES                 KEY DIFFERENCES
---------------------------------------------------------------------------------------------------------------------------------
Strong Advisor Endeavor    Seeks capital growth.      The Fund invests at least 80% of     o   The Funds define their
Large Cap Fund                                        its assets in equity securities          capitalization ranges
                                                      of large-capitalization                  differently. The WF Endeavor
                                                      companies that its manager               Large Cap Fund defines
                                                      believes offer the potential for         large-capitalization companies
                                                      capital growth.                          as those with market
                                                      Large-capitalization companies           capitalizations of $3 billion
                                                      are defined as those companies           or more, whereas the Strong
                                                      with a market capitalization             Advisor Endeavor Large Cap
                                                      substantially similar to that of         Fund defines
                                                      companies in the S&P 500 Index           large-capitalization companies
                                                      at the time of investment. The           as those with market
                                                      Fund may invest up to 25% of its         capitalizations substantially
                                                      assets in foreign securities.            similar to those of companies
                                                      Although the Fund may invest in          in the S&P 500 Index at the
                                                      any economic sector, at times it         time of investment, which may,
                                                      may emphasize one or more                at times, set a minimum that
                                                      particular sectors.                      is higher or lower than $3
----------------------------------------------------------------------------------------       billion.
WF ENDEAVOR LARGE CAP      SEEKS LONG-TERM            THE FUND INVESTS AT LEAST 80% OF     o   The WF Endeavor Large Cap Fund
FUND (NEW)                 CAPITAL APPRECIATION.      ITS ASSETS IN SECURITIES OF              may invest up to 25% of its
                                                      LARGE-CAPITALIZATION COMPANIES,          assets in foreign securities
                                                      WHICH ARE DEFINED AS THOSE WITH          through ADRs and similar
                                                      MARKET CAPITALIZATIONS OF $3             investments, whereas the
                                                      BILLION OR MORE. THE FUND MAY            Strong Advisor Endeavor Large
                                                      INVEST UP TO 25% OF ITS ASSETS           Cap Fund may invest up to 25%
                                                      IN FOREIGN SECURITIES THROUGH            of its assets directly or
                                                      ADRS AND SIMILAR INVESTMENTS.            indirectly in foreign
                                                                                               securities.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
       FUND NAMES          OBJECTIVES                 PRINCIPAL STRATEGIES                 KEY DIFFERENCES
---------------------------------------------------------------------------------------------------------------------------------
Strong Advisor Focus Fund  Seeks capital growth.      The Fund invests at least 65%        o   The WF Large Company Growth
                                                      of its assets in equity                  Fund, like the Strong Advisor
                                                      securities. The Fund invests             Focus Fund, seeks capital
                                                      in equity securities of 30 to            appreciation (growth), whereas
                                                      40 companies that its manager            the Strong Blue Chip Fund seeks
                                                      believes have favorable                  capital growth and income.
                                                      prospects for accelerating           o   The Funds utilize different
                                                      growth of earnings but are               stock selection criteria in
                                                      selling at reasonable                    that the WF Large Company
                                                      valuations based on earnings,            Growth Fund invests principally
                                                      cash flow or asset value. The            in companies with market
                                                      portfolio can include equity             capitalizations of $3 billion
                                                      securities of small-, medium-,           or more, whereas the Strong
                                                      or large-capitalization                  Advisor Focus Fund invests in
                                                      companies. The Fund may invest           equity securities of 30-40
                                                      up to 25% of its assets in               small-, medium-, or
                                                      foreign securities. The Fund             large-capitalization companies
                                                      may invest in derivative                 and the Strong Blue Chip Fund
                                                      securities for non-speculative           invests at least 80% in blue
                                                      purposes. Although the Fund              chip companies.
                                                      may invest in any economic           o   The WF Large Company Growth
                                                      sector, at times it may                  Fund may invest up to 20% of
                                                      emphasize one or more                    its assets in foreign
                                                      particular sectors. Because              securities through ADRs and
                                                      the Fund retains the                     similar investments, whereas
                                                      flexibility to invest in a               the Strong Advisor Focus Fund
                                                      relatively small number of               may invest up to 25% of its
                                                      stocks, it is also considered            assets directly or indirectly
                                                      to be non-diversified.                   in foreign securities and the
----------------------------------------------------------------------------------------       Strong Blue Chip Fund may
Strong Blue Chip Fund      Seeks total return by      The Fund invests at least 80%            invest any amount in
                           investing for capital      of its assets in blue chip               dollar-denominated foreign
                           growth and income.         companies. The Fund considers            securities issued by blue chip
                                                      blue chip companies to be                companies.
                                                      companies whose stock is             o   The WF Large Company Growth
                                                      included in the Russell Top              Fund may invest up to 5% of its
                                                      200(R) Growth Index (which was           assets in derivative
                                                      $317.8 million to $12.4 billion          securities, whereas the Strong
                                                      as of June 30, 2004 and is               Advisor Focus Fund and Strong
                                                      expected to change frequently)           Blue Chip Fund do not have a
                                                      or companies with a similar              similar limitation.
                                                      capitalization at the time of
                                                      the Fund's investment. The
                                                      Fund may invest any amount in
                                                      dollar-denominated foreign
                                                      securities issued by blue chip
                                                      companies. The Fund may invest
                                                      in derivative securities for
                                                      non-speculative purposes.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
       FUND NAMES          OBJECTIVES                 PRINCIPAL STRATEGIES                 KEY DIFFERENCES
---------------------------------------------------------------------------------------------------------------------------------
WF LARGE COMPANY GROWTH    SEEKS LONG-TERM CAPITAL    THE FUND IS A GATEWAY FUND THAT
FUND                       APPRECIATION.              INVESTS SUBSTANTIALLY ALL OF
                                                      ITS ASSETS IN A DIVERSIFIED
                                                      MASTER PORTFOLIO OF SECURITIES
                                                      THAT ARE ATTRACTIVELY VALUED,
                                                      WITH FUNDAMENTAL
                                                      CHARACTERISTICS ABOVE THE
                                                      MARKET AVERAGE AND THAT SUPPORT
                                                      EARNINGS GROWTH CAPABILITY.
                                                      THE FUND INVESTS AT LEAST 80%
                                                      OF ITS ASSETS IN
                                                      LARGE-CAPITALIZATION
                                                      SECURITIES, WHICH ARE DEFINED
                                                      AS SECURITIES OF COMPANIES WITH
                                                      CAPITALIZATIONS OF $3 BILLION
                                                      OR MORE. THE FUND MAY INVEST
                                                      UP TO 20% OF ITS ASSETS IN
                                                      FOREIGN SECURITIES THROUGH ADRS
                                                      AND SIMILAR INVESTMENTS.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
       FUND NAMES          OBJECTIVES                 PRINCIPAL STRATEGIES                 KEY DIFFERENCES
---------------------------------------------------------------------------------------------------------------------------------
Strong Advisor             Seeks capital growth.      The Fund invests at least 65%        o   The two Funds have
International Core Fund                               of its assets in foreign equity          substantially similar
                                                      securities. The Fund invests in          investment objectives,
                                                      foreign equity securities of             principal strategies and
                                                      any size from any country,               investment policies, and
                                                      which may include equity                 invest in substantially
                                                      securities from emerging                 similar investments, except
                                                      markets, that appear to have             that the WF International
                                                      strong growth potential and              Core Fund invests at least
                                                      that may offer good relative             80% of its assets in non-U.S.
                                                      value based on valuation                 securities, as compared to
                                                      measures such as earnings, cash          the Strong Advisor
                                                      flow, or asset value.                    International Core Fund which
----------------------------------------------------------------------------------------       invests at least 65% of its
WF INTERNATIONAL CORE      SEEKS LONG-TERM            THE FUND INVESTS AT LEAST 80%            assets in foreign equity
FUND (NEW)                 CAPITAL APPRECIATION.      OF ITS ASSETS IN NON-U.S.                securities.
                                                      SECURITIES. THE FUND DEFINES         o   The WF International Core
                                                      NON-U.S. SECURITIES AS                   Fund is allowed to apply more
                                                      SECURITIES (1) ISSUED BY                 flexible criteria then the
                                                      COMPANIES WITH THEIR PRINCIPLE           Strong Advisor International
                                                      PLACE OF BUSINESS OR PRINCIPLE           Core Fund in determining
                                                      OFFICE IN A COUNTRY OTHER THAN           whether a security is a
                                                      THE U.S.; (2) ISSUED BY                  non-U.S. security.
                                                      COMPANIES FOR WHICH THE
                                                      PRINCIPLE SECURITIES TRADING
                                                      MARKET IS A COUNTRY OTHER THAN
                                                      THE U.S.; OR (3) ISSUED BY
                                                      COMPANIES, REGARDLESS OF WHERE
                                                      THEIR SECURITIES ARE TRADED,
                                                      THAT DERIVE AT LEAST 50% OF
                                                      THEIR REVENUE OR PROFITS FROM
                                                      GOODS PRODUCED OR SOLD,
                                                      INVESTMENTS MADE, OR SERVICES
                                                      PERFORMED IN A COUNTRY OTHER
                                                      THAN THE U.S. OR THAT HAVE AT
                                                      LEAST 50% OF THEIR ASSETS IN
                                                      COUNTRIES OTHER THAN THE U.S.
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
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       FUND NAMES          OBJECTIVES                 PRINCIPAL STRATEGIES                 KEY DIFFERENCES
---------------------------------------------------------------------------------------------------------------------------------
Strong Advisor Large       Seeks total return by      The Fund invests at least 80%        o   The WF Large Company Core Fund,
Company Core Fund          investing for both         of its assets in securities of           like the Strong Advisor Large
                           income and capital         large-capitalization companies           Company Core Fund, seeks total
                           growth.                    which offer the potential for            return, while the Strong Value Fund
                                                      capital growth or which are              seeks capital growth.
                                                      believed to be undervalued           o   The WF Large Company Core Fund,
                                                      relative to the market based on          like the Strong Advisor Large
                                                      earnings potential, discounted           Company Core, invests at least 80%
                                                      cash flows, or asset value.              of its assets in
                                                      Large-capitalization companies           large-capitalization securities,
                                                      are defined as those companies           whereas the Strong Value Fund
                                                      with a market capitalization             invests at least 65% of its assets
                                                      substantially similar to that            in equity securities (without
                                                      of companies in the S&P 500              committing to any particular
                                                      Index at the time of                     capitalization ranges).
                                                      investment. The Fund may             o   The WF Large Company Core Fund
                                                      invest up to 25% of its assets           does not necessarily follow the
                                                      in foreign securities. Although          four-step investment discipline of
                                                      the Fund can invest in any               the Strong Value Fund.
                                                      economic sector, at times it         o   The WF Large Company Core Fund
                                                      may emphasize one or more                and the Strong Advisor Large
                                                      particular sectors.                      Company Core Fund define their
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                                       19
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
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       FUND NAMES          OBJECTIVES                 PRINCIPAL STRATEGIES                 KEY DIFFERENCES
---------------------------------------------------------------------------------------------------------------------------------
Strong Value Fund          Seeks capital growth.      The Fund invests at least 65%            capitalization ranges differently.
                                                      of its assets in equity                  The WF Large Company Core Fund
                                                      securities. The Fund's manager           defines large-capitalization
                                                      follows a four-step investment           companies as those with market
                                                      discipline. First, the manager           capitalizations of $3 billion or
                                                      identifies trends or events              more, whereas the Strong Advisor
                                                      that may serve as catalysts to           Large Company Core Fund defines
                                                      increase the value of a company          large-capitalization companies as
                                                      or group of companies. Second,           those with market capitalizations
                                                      the manager looks for large-             substantially similar to those of
                                                      and medium-capitalization                companies in the S&P 500 Index at
                                                      companies with strong balance            the time of investment, which may,
                                                      sheets, experienced management,          at times, set a minimum that is
                                                      and competitive positions.               higher or lower than $3 billion.
                                                      Third, the manager looks for         o   The WF Large Company Core Fund
                                                      companies that are inexpensive           may invest up to 25% of its assets
                                                      relative to one or more                  in foreign securities through ADRs
                                                      valuation measures such as               and similar investments, whereas
                                                      earnings, cash flow, or asset            the Strong Advisor Large Company
                                                      value. The fourth step is for            Core Fund and Strong Value Fund may
                                                      the manager to sell positions            invest up to 25% of their assets
                                                      when a stock price declines 15%          directly or indirectly in foreign
                                                      from its average cost and the            securities.
                                                      outlook for the company has          o   The WF Large Company Core Fund
                                                      deteriorated. The Fund may               may invest up to 5% of its assets
                                                      invest in derivative securities          in derivative securities, whereas
                                                      for non-speculative purposes             the Strong Value Fund does not have
                                                      (e.g., to manage investment              a similar limitation.
                                                      risk or for liquidity). The
                                                      Fund may invest up to 25% of
                                                      its assets in foreign
                                                      securities. Although the Fund
                                                      may invest in any economic
                                                      sector, at times it may
                                                      emphasize one or more
                                                      particular sectors.
----------------------------------------------------------------------------------------
WF LARGE COMPANY CORE      SEEKS TOTAL RETURN         THE FUND INVESTS AT LEAST 80%
FUND (NEW)                 COMPRISED OF LONG-TERM     OF ITS ASSETS IN SECURITIES OF
                           CAPITAL APPRECIATION AND   LARGE-CAPITALIZATION COMPANIES,
                           CURRENT INCOME.            WHICH ARE DEFINED AS THOSE WITH
                                                      MARKET CAPITALIZATIONS OF $3
                                                      BILLION OR MORE. THE FUND MAY
                                                      INVEST UP TO 25% OF ITS ASSETS
                                                      IN FOREIGN SECURITIES THROUGH
                                                      ADRS AND SIMILAR INVESTMENTS.
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                                       20
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
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       FUND NAMES          OBJECTIVES                 PRINCIPAL STRATEGIES                 KEY DIFFERENCES
---------------------------------------------------------------------------------------------------------------------------------
Strong Advisor Mid Cap     Seeks capital growth.      The Fund invests at least 80%        o   The two Funds have
Growth Fund                                           of its assets in equity                  substantially similar
                                                      securities of                            investment objectives,
                                                      medium-capitalization companies          principal strategies and
                                                      that the Fund's manager                  investment policies, and
                                                      believes have favorable                  invest in substantially
                                                      prospects for above average and          similar investments, except
                                                      sustainable growth of earnings           that the WF Montgomery Mid
                                                      and revenue. The Fund defines            Cap Growth Fund is not
                                                      "medium-capitalization                   permitted to invest in
                                                      companies" as companies with a           foreign securities, whereas
                                                      market capitalization                    the Strong Advisor Mid Cap
                                                      substantially similar to that            Growth Fund may invest up to
                                                      of companies in the Russell              25% of its assets in foreign
                                                      Midcap(R) Index at the time of           securities.
                                                      investment. The Fund may
                                                      invest up to 25% of its assets
                                                      in foreign securities.
                                                      Although the Fund may invest in
                                                      any economic sector, at times
                                                      it may emphasize one or more
                                                      particular sectors.
----------------------------------------------------------------------------------------
WF MONTGOMERY MID CAP      SEEKS LONG-TERM            THE FUND INVESTS AT LEAST 80%
GROWTH FUND                CAPITAL APPRECIATION.      OF ITS ASSETS IN
                                                      MID-CAPITALIZATION SECURITIES.
                                                      GENERALLY, SUCH SECURITIES WILL
                                                      BE THOSE OF COMPANIES WITH
                                                      MARKET CAPITALIZATIONS WITHIN
                                                      THE RANGE OF THE RUSSELL
                                                      MIDCAP(R) INDEX.
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                                       21
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
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       FUND NAMES          OBJECTIVES                 PRINCIPAL STRATEGIES                 KEY DIFFERENCES
---------------------------------------------------------------------------------------------------------------------------------
Strong Municipal Bond      Seeks total return by      The Fund invests at least 80%        o   The principal strategies and
Fund                       investing for a high       of its assets in municipal               investment approach of the WF
                           level of federally         bonds, including long-term,              Municipal Bond Fund will be
                           tax-exempt current         higher- and medium-quality               substantially similar to those of
                           income with a moderate     municipal bonds. The Fund may            the Strong Municipal Bond Fund, so
                           degree of share-price      invest up to 25% of its assets           there will be no material
                           fluctuation.               in securities that are of lower          differences between those two Funds.
                                                      quality (e.g., high-yield or         o   The WF Municipal Bond Fund is
                                                      junk bonds). The Fund may also           not required to invest a specified
                                                      invest up to 20% of its assets           percentage in high-quality
                                                      in taxable securities of                 securities, where as the Strong
                                                      comparable quality to its                Advisor Municipal Bond Fund must
                                                      investments in municipal                 invest at least 75% of its assets
                                                      obligations, including U.S.              in higher-quality securities (e.g.,
                                                      Government securities, bank and          securities rated AAA through A by
                                                      corporate obligations, and               S&P).
                                                      short-term fixed-income              o   The WF Municipal Bond Fund,
                                                      securities. The Fund typically           like the Strong Municipal Bond
                                                      maintains an average effective           Fund, may invest any amount of its
                                                      maturity between five and                assets in securities that produce
                                                      twenty years.                            income subject to the federal AMT,
----------------------------------------------------------------------------------------       whereas the Strong Advisor
Strong Advisor Municipal   Seeks total return by      The Fund invests at least 80%            Municipal Bond Fund expects to
Bond Fund                  investing for a high       of its assets in municipal               invest primarily in municipal bonds
                           level of federal           bonds, and at least 75% of its           whose interest is exempt from the
                           tax-exempt current         assets in higher-quality                 federal AMT.
                           income.                    municipal securities (e.g.,
                                                      securities rated AAA through A
                                                      by S&P) as determined at the
                                                      time of purchase. The Fund
                                                      expects to invest primarily in
                                                      municipal bonds whose interest
                                                      is exempt from the federal AMT.
                                                      The Fund typically maintains an
                                                      average effective maturity of
                                                      between five and twenty years.
----------------------------------------------------------------------------------------
WF MUNICIPAL BOND FUND     SEEKS CURRENT INCOME       THE PRINCIPAL STRATEGIES OF THE
(NEW)                      EXEMPT FROM FEDERAL        FUND ARE SUBSTANTIALLY SIMILAR
                           INCOME TAX.                TO THOSE OF THE STRONG
                                                      MUNICIPAL BOND FUND.
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                                       22
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
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       FUND NAMES          OBJECTIVES                 PRINCIPAL STRATEGIES                 KEY DIFFERENCES
---------------------------------------------------------------------------------------------------------------------------------
Strong Advisor Select      Seeks capital growth.      The Fund invests at least 65%        o   The WF Endeavor Select Fund
Fund                                                  of its assets in equity                  invests at least 80% of its
                                                      securities. The Fund invests in          assets in equity securities,
                                                      the equity securities of 30 to           whereas the Strong Advisor
                                                      40 small-, medium-, and                  Select Fund invests at least 65%
                                                      large-capitalization companies           of its assets in equity
                                                      that its managers believe have           securities.
                                                      above-average earnings growth        o   The WF Endeavor Select Fund
                                                      prospects. Although the Fund             invests up to 25% of its assets
                                                      may invest in any economic               in foreign securities through
                                                      sector, at times it may                  ADRs and similar investments,
                                                      emphasize one or more                    whereas the Strong Advisor
                                                      particular sectors. The Fund             Select Fund invests up to 25% of
                                                      may invest up to 25% of its              its assets directly or
                                                      assets in foreign securities.            indirectly in foreign securities.
                                                      Because the Fund retains the
                                                      flexibility to invest in a
                                                      relatively small number of
                                                      stocks, it is also considered
                                                      to be non-diversified.
----------------------------------------------------------------------------------------
WF ENDEAVOR SELECT FUND    SEEKS LONG-TERM            THE FUND INVESTS AT LEAST 80%
(NEW)                      CAPITAL APPRECIATION.      OF ITS ASSETS IN EQUITY
                                                      SECURITIES; AND UP TO 25% OF
                                                      ITS ASSETS IN FOREIGN
                                                      SECURITIES THROUGH ADRS AND
                                                      SIMILAR INVESTMENTS. BECAUSE
                                                      THE FUND RETAINS THE
                                                      FLEXIBILITY TO INVEST IN A
                                                      RELATIVELY SMALL NUMBER OF
                                                      STOCKS, IT IS ALSO CONSIDERED
                                                      TO BE NON-DIVERSIFIED.
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                                       23
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
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       FUND NAMES          OBJECTIVES                 PRINCIPAL STRATEGIES                 KEY DIFFERENCES
---------------------------------------------------------------------------------------------------------------------------------
Strong Advisor Short       Seeks total return by      The Fund invests at least 80%        o   The two Funds have
Duration Bond Fund         investing for a high       of its assets in bonds and up            substantially similar investment
                           level of income with a     to 35% of its assets in                  objectives, principal strategies
                           low degree of              lower-quality, high-yield bonds          and investment policies, and
                           share-price fluctuation.   (commonly referred to as junk            invest in substantially similar
                                                      bonds). The Fund may invest a            investments, except that the WF
                                                      significant amount in mortgage-          Ultra-Short Duration Bond Fund may
                                                      and asset-backed securities.             invest up to 25% of its assets in
                                                      The Fund may invest up to 30%            dollar-denominated debt securities
                                                      of its assets in foreign                 of foreign issuers, as compared to
                                                      securities. The Fund may                 the Strong Advisor Short Duration
                                                      invest in derivative securities          Bond Fund which may invest up to
                                                      for non-speculative purposes.            30% of its assets in foreign
                                                      The Fund generally maintains a           securities.
                                                      duration of one year or less.        o   The WF Ultra-Short Duration
----------------------------------------------------------------------------------------       Bond Fund may invest up to 5% of
WF ULTRA-SHORT DURATION    SEEKS CURRENT INCOME       THE FUND INVESTS AT LEAST 80%            its assets in derivative
BOND FUND (NEW)            CONSISTENT WITH CAPITAL    OF ITS ASSETS IN DEBT                    securities, whereas the Strong
                           PRESERVATION.              SECURITIES AND UP TO 35% OF ITS          Advisor Short Duration Bond Fund
                                                      ASSETS IN BELOW                          does not have a similar limit.
                                                      INVESTMENT-GRADE DEBT
                                                      SECURITIES (E.G., DEBT
                                                      SECURITIES RATED FROM BB TO C
                                                      BY S&P). THE FUND MAY INVEST
                                                      UP TO 25% OF ITS ASSETS IN
                                                      DOLLAR-DENOMINATED DEBT
                                                      SECURITIES OF FOREIGN ISSUERS.
                                                      THE FUND GENERALLY MAINTAINS A
                                                      DURATION OF ONE YEAR OR LESS.
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                                       24
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
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       FUND NAMES          OBJECTIVES                 PRINCIPAL STRATEGIES                 KEY DIFFERENCES
---------------------------------------------------------------------------------------------------------------------------------
Strong Advisor Small Cap   Seeks capital growth.      The Fund invests at least 80%        o   The WF Small Cap Value Fund
Value Fund                                            of its assets in equity                  only seeks long-term capital
                                                      securities of                            appreciation, whereas the Strong
                                                      small-capitalization companies           Multi Cap Value Fund seeks
                                                      that the Fund's manager                  long-term capital growth, with a
                                                      believes are undervalued                 secondary objective of current
                                                      relative to the market based on          income.
                                                      earnings, cash flow, or asset        o   The WF Small Cap Value Fund
                                                      value. The Fund defines                  commits to invest a large
                                                      "small-capitalization                    percentage of its assets in
                                                      companies" as companies with a           small-capitalization securities
                                                      market capitalization                    (at least 80%) as compared with
                                                      substantially similar to that            the Strong Multi Cap Value Fund,
                                                      of companies in the Russell              which applies a multi-cap strategy
                                                      2500(TM) Index at the time of            (at least 80% of its assets in
                                                      investment. The Fund may                 small-, medium- and
                                                      invest up to 30% of its assets           large-capitalization securities).
                                                      in foreign securities. As a
                                                      hedging strategy, the Fund may
                                                      write put and call options.
                                                      Although the Fund may invest in
                                                      any economic sector, at times
                                                      it may emphasize one or more
                                                      particular sectors.
----------------------------------------------------------------------------------------
Strong Multi Cap Value     Seeks long-term capital    The Fund invests at least 80%
Fund                       growth, with a secondary   of its assets in equity
                           objective of current       securities of small-, medium-,
                           income.                    and large-capitalization
                                                      companies that the Fund's
                                                      manager believes are
                                                      undervalued relative to the
                                                      market based on earnings, cash
                                                      flow, or asset value. The Fund
                                                      may also invest up to 30% of
                                                      its assets in foreign
                                                      securities. As a hedging
                                                      strategy, the Fund may write
                                                      call options. Although the Fund
                                                      may invest in any economic
                                                      sector, at times it may
                                                      emphasize one or more
                                                      particular sectors.
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                                       25
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
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       FUND NAMES          OBJECTIVES                 PRINCIPAL STRATEGIES                 KEY DIFFERENCES
---------------------------------------------------------------------------------------------------------------------------------
WF SMALL CAP VALUE FUND    SEEKS LONG-TERM CAPITAL    THE FUND INVESTS AT LEAST 80%
(NEW)                      APPRECIATION.              OF ITS ASSETS IN SECURITIES OF
                                                      SMALL-CAPITALIZATION COMPANIES,
                                                      WHICH ARE DEFINED AS THOSE WITH
                                                      MARKET CAPITALIZATIONS EQUAL TO
                                                      OR LOWER THAN THE COMPANY WITH
                                                      THE LARGEST MARKET
                                                      CAPITALIZATION IN THE RUSSELL
                                                      2500(R) INDEX AT THE TIME OF
                                                      PURCHASE; AND UP TO 30% OF ITS
                                                      ASSETS IN FOREIGN SECURITIES.
                                                      AS A HEDGING STRATEGY, THE FUND
                                                      MAY WRITE PUT AND CALL OPTIONS.
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

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       FUND NAMES          OBJECTIVES                 PRINCIPAL STRATEGIES                 KEY DIFFERENCES
---------------------------------------------------------------------------------------------------------------------------------
Strong Advisor Strategic   Seeks total return by      The Fund invests at least 65%        o   The WF Strategic Income Fund
Income Fund                investing for a high       of its assets in medium- and             must invest at least 80% of its
                           level of current income    lower-quality corporate bonds            assets in income-producing
                           and capital growth.        (e.g., bonds rated BBB through           securities, whereas the Strong
                                                      C by S&P). The Fund may invest           Advisor Strategic Income Fund does
                                                      up to 20% of its assets in               not have a similar investment
                                                      common stocks and up to 20% of           policy.
                                                      its assets in debt obligations
                                                      that are in default. The Fund
                                                      may also invest in convertible
                                                      securities and mortgage-backed
                                                      and other asset-backed
                                                      securities. The Fund may
                                                      invest up to 30% of its assets
                                                      in foreign securities. The
                                                      Fund will typically maintain a
                                                      dollar-weighted average
                                                      effective maturity between
                                                      three and ten years.
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                                       26
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
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       FUND NAMES          OBJECTIVES                 PRINCIPAL STRATEGIES                 KEY DIFFERENCES
---------------------------------------------------------------------------------------------------------------------------------
WF STRATEGIC INCOME FUND   SEEKS CURRENT INCOME       THE FUND INVESTS AT LEAST 80%
(NEW)                      WHILE MAINTAINING          OF ITS ASSETS IN
                           PROSPECTS FOR CAPITAL      INCOME-PRODUCING SECURITIES.
                           APPRECIATION.              IT ALSO INVESTS UP TO 30% OF
                                                      ITS ASSETS IN FOREIGN
                                                      OBLIGATIONS, UP TO 20% OF ITS
                                                      ASSETS IN DEBT SECURITIES THAT
                                                      ARE IN DEFAULT AT THE TIME OF
                                                      PURCHASE AND UP TO 20% OF ITS
                                                      ASSETS IN COMMON STOCKS AND
                                                      CONVERTIBLE SECURITIES. THE
                                                      FUND MAY INVEST ALL OF ITS
                                                      ASSETS IN BELOW
                                                      INVESTMENT-GRADE DEBT
                                                      SECURITIES (E.G., DEBT
                                                      SECURITIES RATED FROM BB TO C
                                                      BY S&P). THE FUND WILL
                                                      TYPICALLY MAINTAIN AN AVERAGE
                                                      EFFECTIVE MATURITY BETWEEN
                                                      THREE AND TEN YEARS.
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                                       27
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
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       FUND NAMES          OBJECTIVES                 PRINCIPAL STRATEGIES                 KEY DIFFERENCES
---------------------------------------------------------------------------------------------------------------------------------
Strong Advisor Technology  Seeks capital growth.      The Fund invests at least 80%        o   The Funds have substantially
Fund                                                  of its assets in equity                  similar investment strategies,
                                                      securities of companies of any           except the Strong Technology 100
                                                      size that derive at least 50%            Fund limits its investments in
                                                      of their revenues, expenses, or          technology companies to 75 to 125
                                                      profits from producing,                  stocks.
                                                      developing, selling, using, or       o   The WF Specialized Technology
                                                      distributing technology                  Fund may invest up to 50% of its
                                                      products or services. The Fund           assets in foreign securities and
                                                      may invest up to 25% of its              no more than 25% of its total
                                                      assets in foreign securities.            assets in any one foreign
                                                                                               country, although investments in
                                                                                               Japan may exceed this limitation;
                                                                                               whereas each of the Strong
                                                                                               Advisor Technology Fund and the
                                                                                               Strong Technology 100 Fund may
                                                                                               invest up to 25% of its assets in
                                                                                               foreign securities.
                                                                                           o   The WF Specialized Technology
                                                                                               Fund invests primarily in issuers
                                                                                               with an average market
                                                                                               capitalization of $500 million or
                                                                                               more, whereas the Strong Advisor
                                                                                               Technology Fund and the Strong
----------------------------------------------------------------------------------------       Technology 100 Fund may invest
Strong Technology 100      Seeks capital growth.      The Fund invests at least 80%
Fund                                                  of its assets in 75 to 125
                                                      stocks of companies of any size
                                                      that derive at least 50% of
                                                      their revenues, expenses, or
                                                      profits from producing,
                                                      developing, selling, using, or
                                                      distributing technology
                                                      products or services. The Fund
                                                      may invest up to 25% of its
                                                      assets in foreign securities.
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                                       28
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
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       FUND NAMES          OBJECTIVES                 PRINCIPAL STRATEGIES                 KEY DIFFERENCES
---------------------------------------------------------------------------------------------------------------------------------
WF SPECIALIZED             SEEKS LONG-TERM CAPITAL    THE FUND INVESTS PRINCIPALLY IN          in the securities of companies of
TECHNOLOGY FUND            APPRECIATION BY            EQUITY SECURITIES OF TECHNOLOGY          any size.
                           INVESTING IN DOMESTIC      COMPANIES WORLDWIDE. THE FUND        o   The WF Specialized Technology
                           AND FOREIGN EQUITY         INVESTS AT LEAST 80% OF ITS              Fund is a non-diversified fund,
                           SECURITIES OF TECHNOLOGY   ASSETS IN SECURITIES OF                  whereas the Strong Advisor
                           COMPANIES.                 TECHNOLOGY COMPANIES WHICH IT            Technology Fund and the Strong
                                                      DEFINES AS THOSE WITH REVENUES           Technology 100 Fund are
                                                      PRIMARILY GENERATED BY                   diversified funds, which means
                                                      TECHNOLOGY PRODUCTS AND                  they are more limited in the
                                                      SERVICES, SUCH AS COMPUTER,              amount they may invest in any one
                                                      SOFTWARE AND COMMUNICATIONS              issuer.
                                                      EQUIPMENT AND SERVICES,
                                                      SEMI-CONDUCTOR, HEALTHCARE,
                                                      BIOTECHNOLOGY AND DEFENSE
                                                      AEROSPACE. BECAUSE THE FUND
                                                      RETAINS FLEXIBILITY TO INVEST
                                                      IN A RELATIVELY SMALL NUMBER OF
                                                      STOCKS, IT IS ALSO CONSIDERED
                                                      TO BE NON-DIVERSIFIED. THE
                                                      FUND MAY INVEST UP TO 50% OF
                                                      ITS ASSETS IN FOREIGN
                                                      SECURITIES, BUT NO MORE THAN
                                                      25% IN ANY ONE FOREIGN COUNTRY,
                                                      EXCEPT JAPAN. THE FUND INVESTS
                                                      PRIMARILY IN ISSUERS WITH
                                                      AVERAGE MARKET CAPITALIZATIONS
                                                      OF $500 MILLION OR MORE,
                                                      ALTHOUGH IT MAY INVEST UP TO
                                                      15% OF ITS ASSETS IN EQUITY
                                                      SECURITIES OF COMPANIES WITH
                                                      MARKET CAPITALIZATIONS BELOW
                                                      $100 MILLION.
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                                       29
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
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       FUND NAMES          OBJECTIVES                 PRINCIPAL STRATEGIES                 KEY DIFFERENCES
---------------------------------------------------------------------------------------------------------------------------------
Strong U.S. Emerging       Seeks capital growth.      The Fund invests at least 80% of     o   The WF Montgomery Small Cap
Growth Fund                                           its assets in equity securities          Fund invests principally in
                                                      of U.S. issuers that appear to           companies of small-capitalization
                                                      have relatively strong long-term         ranges, whereas the Strong U.S.
                                                      growth potential in revenues and         Emerging Growth Fund and the
                                                      profitability. The Fund                  Strong Advisor U.S. Small/Mid Cap
                                                      generally invests in the equity          Growth Fund invest in companies
                                                      securities of small- and                 of small- and
                                                      medium-capitalization companies,         medium-capitalization ranges.
                                                      although the Fund can invest in      o   The Funds define their
                                                      stocks of any size. The Fund             capitalization ranges slightly
                                                      may invest up to 20% of its              differently. The WF Montgomery
                                                      assets in foreign securities.            Small Cap Fund defines
                                                      Although the Fund may invest in          small-capitalization companies as
                                                      any economic sector, at times it         those with a market
                                                      may emphasize one or more                capitalization of less than $2
                                                      particular sectors.                      billion at the time of purchase,
----------------------------------------------------------------------------------------       whereas the Strong Advisor U.S.
Strong Advisor U.S.        Seeks capital growth.      The Fund invests at least 80% of         Small/Mid Cap Growth Fund defines
Small/Mid Cap Growth Fund                             its assets in equity securities          small- and medium-capitalization
                                                      of small- and                            companies as those with
                                                      medium-capitalization U.S.               capitalizations similar to those
                                                      companies that the Fund's                of the Russell 2500(TM)Index
                                                      manager believes have favorable          (which was $37 million to $4.8
                                                      prospects for growth of earnings         billion as of June 30, 2004 and
                                                      and capital appreciation. The            is expected to change frequently)
                                                      Fund defines                             and the Russell Midcap(R) Index
                                                      "small-capitalization companies"         (which was $513 million to $13.84
                                                      and "medium-capitalization               billion as of June 30, 2004 and
                                                      companies" as companies with a           is expected to change
                                                      market capitalization                    frequently), respectively. The
                                                      substantially similar to that of         Strong U.S. Emerging Growth Fund
                                                      companies in the Russell 2500(TM)        does not provide a definition for
                                                      Index and Russell Midcap(R) Index,       its capitalization ranges.
                                                      respectively, at the time of         o   The WF Montgomery Small Cap
                                                      investment. The Fund may invest          Fund is not permitted to invest
                                                      up to 20% of its assets in               in foreign securities, whereas
                                                      foreign securities. Although the         both the Strong U.S. Emerging
                                                      Fund may invest in any economic          Growth Fund and the Strong
                                                      sector, at times it may                  Advisor U.S. Small/Mid Cap Growth
                                                      emphasize one or more particular         Fund invest up to 20% of their
                                                      sectors.                                 assets in foreign securities.
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
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       FUND NAMES          OBJECTIVES                 PRINCIPAL STRATEGIES                 KEY DIFFERENCES
---------------------------------------------------------------------------------------------------------------------------------
WF MONTGOMERY SMALL CAP    SEEKS LONG-TERM            THE FUND INVESTS AT LEAST 80% OF
FUND                       CAPITAL APPRECIATION.      ITS ASSETS IN SECURITIES OF
                                                      SMALL-CAP SECURITIES, WHICH ARE
                                                      DEFINED AS SECURITIES OF
                                                      COMPANIES WITH A MARKET
                                                      CAPITALIZATION OF LESS THAN $2
                                                      BILLION AT THE TIME OF
                                                      PURCHASE. THE FUND MAINTAINS A
                                                      DIVERSIFIED PORTFOLIO OF
                                                      SECURITIES BELIEVED BY ITS
                                                      ADVISER TO HAVE ABOVE-AVERAGE
                                                      GROWTH POTENTIAL. THE ADVISER
                                                      FOCUSES ITS INVESTMENT STRATEGY
                                                      ON IDENTIFYING AND INVESTING IN
                                                      RAPIDLY GROWING SMALL-SIZED
                                                      COMPANIES THAT ARE IN AN EARLY
                                                      OR TRANSITIONAL STAGE OF
                                                      DEVELOPMENT.
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

---------------------------------------------------------------------------------------------------------------------------------
       FUND NAMES          OBJECTIVES                 PRINCIPAL STRATEGIES                 KEY DIFFERENCES
---------------------------------------------------------------------------------------------------------------------------------
Strong Advisor U.S.        Seeks total return by      The Fund invests at least 80% of     o   The WF U.S. Value Fund seeks
Value Fund                 investing for both         its assets in equity securities          total return with an emphasis on
                           income and capital         of U.S. companies that the               long-term capital appreciation,
                           growth.                    Fund's manager believes are              whereas the Strong Advisor U.S.
                                                      undervalued relative to the              Value Fund seeks total return by
                                                      market based on discounted cash          investing for both income and
                                                      flows, earnings, and asset               capital growth and the Strong
                                                      value. The Fund may invest in            Strategic Value Fund only seeks
                                                      equity securities of any size.           capital growth.
                                                      The Fund invests at least 65% of     o   The WF U.S. Value Fund must
                                                      its assets in dividend-paying            invest at least 80% of its assets
                                                      equity securities. The Fund may          in large-capitalization
                                                      invest up to 10% of its assets           companies, which are defined as
                                                      in foreign securities. The Fund          those with market capitalizations
                                                      may invest in derivative                 of $3 billion or more, whereas
                                                      securities for non-speculative           the Strong Advisor U.S. Value
                                                      purposes. Although the Fund can          Fund and Strong Strategic Value
                                                      invest in any economic sector,           Fund do not have such an
                                                      at times it may emphasize one or         investment policy.
                                                      more particular sectors.             o   The WF U.S. Value Fund and
----------------------------------------------------------------------------------------       Strong Strategic Value Fund,
Strong Strategic Value     Seeks capital growth.      The Fund invests primarily in            unlike the Strong Advisor U.S.
Fund                                                  equity securities of companies           Value Fund, are not required to
                                                      that the Fund's manager believes         invest at least 65% of their
                                                      are undervalued relative to the          assets in dividend-paying equity
                                                      market based on earnings                 securities.
                                                      potential, discounted cash           o   The WF U.S. Value Fund may
                                                      flows, or asset value. The Fund          invest up to 5% in foreign
                                                      may invest in equity securities          securities through ADRs and
                                                      of any size. The Fund may                similar investments, whereas the
                                                      invest up to 25% of its assets           Strong Advisor U.S. Value Fund
                                                      in foreign securities. The Fund          may invest up to 10% of its
                                                      may invest in derivative                 assets directly or indirectly in
                                                      securities for non-speculative           foreign securities and the Strong
                                                      purposes. Although the Fund can          Strategic Value Fund may invest
                                                      invest in any economic sector,           up to 25% of its assets directly
                                                      at times it may emphasize one or         or indirectly in foreign
                                                      more particular sectors.                 securities.
----------------------------------------------------------------------------------------   o   The WF U.S. Value Fund may
WF U.S. VALUE FUND (NEW)   SEEKS TOTAL RETURN         THE FUND INVESTS AT LEAST 80% OF         invest up to 5% of its assets in
                           WITH AN EMPHASIS ON        ITS ASSETS IN U.S. SECURITIES.           derivative securities, whereas
                           LONG-TERM CAPITAL          THE FUND INVESTS AT LEAST 80% OF         the Strong Advisor U.S. Value
                           APPRECIATION.              ITS ASSETS IN SECURITIES OF              Fund and Strong Strategic Value
                                                      LARGE-CAPITALIZATION COMPANIES,          Funddo not have a similar
                                                      WHICH ARE DEFINED AS THOSE WITH          limitation.
                                                      MARKET CAPITALIZATIONS OF $3
                                                      BILLION OR MORE.
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

---------------------------------------------------------------------------------------------------------------------------------
       FUND NAMES          OBJECTIVES                 PRINCIPAL STRATEGIES                 KEY DIFFERENCES
---------------------------------------------------------------------------------------------------------------------------------
Strong Advisor Utilities   Seeks total return by      The Fund invests at least 80%        o   The WF Equity Income Fund
& Energy Fund              investing for both         of its assets in equity                  does not concentrate its
                           income and capital         securities of public utility             investments on a particular
                           growth.                    companies and energy companies           sector, whereas the Strong
                                                      that pay current dividends and           Advisor Utilities & Energy Fund
                                                      whose earnings are expected to           concentrates its investments in
                                                      improve. The Fund considers a            equity securities of public
                                                      company to be in the utilities           utility companies and energy
                                                      or energy sector if at least             companies.
                                                      50% of the company's revenues,       o   The WF Equity Income Fund
                                                      expenses or profits are derived          invests at least 80% of its
                                                      from its utilities or energy             assets in large-capitalization
                                                      activities. The Fund may                 securities, whereas the Strong
                                                      invest up to 30% of its assets           Advisor Utilities & Energy Fund
                                                      in foreign securities.                   does not have similar investment
----------------------------------------------------------------------------------------       requirements.
WF EQUITY INCOME FUND      SEEKS LONG-TERM            THE FUND IS A GATEWAY FEEDER         o   The WF Equity Income Fund may
                           CAPITAL APPRECIATION       FUND THAT INVESTS SUBSTANTIALLY          invest in foreign securities
                           AND ABOVE-AVERAGE          ALL OF ITS ASSETS IN A MASTER            through ADRs and similar
                           DIVIDEND INCOME.           PORTFOLIO WITH SUBSTANTIALLY             investments, whereas the Strong
                                                      IDENTICAL INVESTMENT                     Advisor Utilities & Energy Fund
                                                      POLICIES. THE FUND, THROUGH              may invest directly or
                                                      THE MASTER PORTFOLIO, INVESTS            indirectly in foreign securities.
                                                      AT LEAST 80% OF ITS ASSETS IN
                                                      INCOME-PRODUCING EQUITY
                                                      SECURITIES AND AT LEAST 80% OF
                                                      ITS ASSETS IN
                                                      LARGE-CAPITALIZATION
                                                      SECURITIES, WHICH ARE DEFINED
                                                      AS SECURITIES OF COMPANIES WITH
                                                      MARKET CAPITALIZATIONS OF $3
                                                      BILLION OR MORE.
---------------------------------------------------------------------------------------------------------------------------------

COMMON AND SPECIFIC RISK CONSIDERATIONS

            Because of the similarities in investment objectives and policies, the Acquired Funds and the Acquiring Funds, for the most part, are subject to similar investment risks. The following discussion describes the principal risks that may affect the Funds' portfolios as a whole, and compares the principal risks associated with each Acquired Fund and its corresponding Acquiring Fund (in bold print). Information regarding the specific risks for each Fund, including which of the principal risks described below are applicable to each Fund, may be found below, as well as in the prospectus for each Acquired Fund and in Exhibit C for the Acquiring Funds. Each Fund, except the WF Equity Income Fund and WF Large Company Growth Fund, is actively managed. There is no guarantee that the investment techniques and risk analyses used by each Fund's managers will produce the desired results. An investment in a Fund is not a bank deposit, and it is not insured or guaranteed by the FDIC or any other government agency.

            ACTIVE TRADING. Funds that have an active trading investment strategy have a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains or losses.

            DEBT SECURITIES. Funds that invest in debt securities, such as notes and bonds, are subject to credit risk and interest rate risk, and maturity risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of securities in a Fund's portfolio investments, including U.S. Government or municipal obligations. Maturity risk is the risk that debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt securities held in a Fund, unless the securities have adjustable or variable rate features, which can reduce the effect of interest rate changes on the value of those securities. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, and affect their value and the return on your investment.

            DERIVATIVES. When derivatives are used by a Fund to hedge its exposure on a different security or asset, there is the risk to the Fund that movement in the value of the derivative and the hedged security or asset are not perfectly matched at all times (correlation risk). When investing in futures, the Fund is also exposed to the risk that the future value of the underlying asset (e.g., security or commodity) may be higher or lower than the agreed sale or purchase price, respectively, agreed to by the Fund (margin risk). When the Fund writes put and call options, the Fund is also exposed to the risk of future declines (in the case of a written put option) or future increases (in the case of a written call option) in the value of the underlying asset that the Fund has agreed to purchase or sell, respectively (cover risk). When purchasing options, the Fund is exposed to the potential loss of the option purchase price (premium risk). To the extent required by law, Funds using derivatives will cover resulting financial risks (including writing put and call options) either by holding the underlying assets, purchasing or selling offsetting positions, or designating liquid assets to cover such financial exposure. Derivatives (especially derivatives created in the "over-the-counter" market) are generally illiquid (liquidity risk), and the market for derivatives is largely unregulated. The use of derivatives may not always be a successful strategy, and using them could lower a Fund's return.

            EQUITY SECURITIES. Funds that invest in equity securities are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's portfolio. Certain types of stock and certain individual stocks selected for a Fund's portfolio may underperform or decline in value more than the overall market. Therefore, when you sell your investment, you may receive more or less money than you originally invested. Growth style stocks are selected in part based on their prospects for future earnings, which may not be realized. Also, there is no guarantee that stocks selected as "undervalued" using a value style approach will perform as expected. Funds that invest in small- and medium-capitalization companies ("smaller companies") and in foreign investments (including investments made through ADRs and similar investments), and in emerging markets are subject to additional risks, including less liquidity and greater price volatility. Smaller companies may have more limited product lines, markets and financial resources, and more aggressive capital structures than large-capitalization companies ("larger companies"), and may be involved in rapidly growing or changing industries and/or new technologies. Stocks of smaller companies tend to be more volatile, have lower trading volume, and are less liquid than larger companies' stocks; and smaller companies generally have higher failure rates than larger companies.

            FOREIGN SECURITIES. A Fund's investments in foreign issuers and emerging market securities also are subject to special risks associated with international investing, including those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently than U.S. markets. Emerging market securities typically present greater exposure to these same risks and can present additional risks, such as social unrest and political upheaval, which can make them more volatile than investments in more established foreign markets. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies thereby reducing their earnings potential. Direct investment in foreign securities involves exposure to other risks, including those related to fluctuations in foreign currency exchange rates, withholding potentially confiscatory or other taxes, trade settlement, custodial and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. Indirect investments in foreign securities, through ADRs and similar investments, involve exposure to all the foreign securities risks discussed above, except for the additional risks described for direct investments in foreign companies.

            HIGH-YIELD SECURITIES. High-yield securities are debt securities that are in low or below investment-grade categories, or are unrated or in default at the time of purchase (sometimes referred to as "junk bonds"). Such securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and are more volatile than higher-rated securities of similar maturity. The value of these securities is affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these lower-rated or unrated debt securities may be less liquid and more difficult to value than higher-rated securities.

            MORTGAGE- AND ASSET-BACKED SECURITIES. Funds that invest in mortgage- and asset-backed securities are subject to additional risks besides interest rate and credit risk. Mortgage-backed securities may not be guaranteed by the U.S. Treasury. Mortgage- and asset-backed securities are subject to prepayment acceleration and extension risk, either of which can reduce the rate of return on a portfolio. Asset-backed securities also are subject to the risk of default on the underlying assets, particularly during periods of economic downturn.

            MUNICIPAL SECURITIES. Funds that invest in municipal securities are subject to the risk that economic, business, or political developments may affect the ability of municipal issuers, obligors, and guarantors to repay principal and to make interest payments. In addition, municipal leases contain non-appropriation clauses under which the municipality may elect annually not to appropriate for future lease payments. This right of non-appropriation creates a non-payment risk for the Fund. To reduce risks created by non-appropriation, the Fund's managers try to invest in municipal leases involving essential public-use projects from creditworthy municipalities. To the extent the Fund invests in issuers that finance similar types of municipal projects and obligors whose principal business activities are in the same types of municipal projects (such as projects involving community development, education, healthcare, hospitals, industrial development, pollution control, retirement and assisted living centers, single- and multi-family low income housing, and energy productions), it is subject to the risks from the effects of economic, political, tax law, or business developments related to these types of municipal projects. These risks include, but are not limited to, proposed federal or state legislation affecting these types of municipal projects, pending or final court decisions relating to municipal projects or their financing, shortages of or price increases in materials needed for the municipal projects, and declining markets or need for these municipal projects.

            SECTOR. To the extent the Fund invests in a particular sector, it is subject to the risks of that sector. Returns in an economic sector may trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better or worse than the securities market in general. These periods may last several years. In addition, the sectors that dominate the market will change over time. For more information on sector risk, consult the Funds' statement of additional information.

            U.S. GOVERNMENT OBLIGATIONS. The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"). Payment of principal and interest on U.S. Government Obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government Obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government Obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government Obligations are subject to fluctuations in yield or value due to their structure or contract terms.

STRONG ADVISOR BOND FUND/STRONG CORPORATE INCOME FUND/WF MONTGOMERY TOTAL RETURN BOND FUND

            The Funds are primarily subject to the risks associated with investments in debt securities, derivatives, and mortgage- and asset-backed securities, and active trading, as described above. The Strong Advisor Bond Fund is also subject to the risks of investments in U.S. Government obligations. While the WF Montgomery Total Return Bond Fund and Strong Advisor Bond Fund may each invest up to 20% of its assets in lower-quality, high yield bonds, the Strong Corporate Income Fund is not permitted to make such investments, and is therefore, not subject to the additional risks associated with these investments. Thus, the Strong Advisor Bond Fund and WF Montgomery Total Return Bond Fund are also subject to the risks associated with investments in high-yield securities.

            In addition, as of September 30, 2004, the WF Montgomery Total Return Bond Fund, the Strong Corporate Income Fund and the Strong Advisor Bond Fund had average effective maturities of 7.22 years, 4.5 years and 4.1 years, respectively. The interest rate risk of each Fund relative to the other is, in part, a reflection of the relative maturity of their portfolios. In general, the Fund with the longer average effective maturity at any point in time is exposed to greater interest rate risk, but has higher potential return. All three of these Funds also may be subject to the risks associated with investments in foreign securities. While the WF Montgomery Total Return Bond Fund may invest a similar percentage of its assets in foreign securities (up to 20%) as compared to the Strong Advisor Bond Fund (up to 20%) and the Strong Corporate Income Fund (up to 30%), the WF Montgomery Total Return Bond Fund may only invest in dollar-denominated debt securities of foreign issuers, thus minimizing exposure to foreign currency risk.

STRONG ADVISOR COMMON STOCK FUND/WF COMMON STOCK FUND

            Because the WF Common Stock Fund will follow substantially similar investment policies and restrictions as the Strong Advisor Common Stock Fund, there are no material differences in the risks associated with investing in the Funds. Both Funds are primarily subject to the risks associated with investments in equity securities, as described above. In addition, both Funds are subject to the risks associated with investing in smaller companies. The Funds are also subject to the risks associated with investments in foreign securities. Both Funds are subject to an express limitation on the amount they may invest in foreign securities (up to 25%).

STRONG ADVISOR ENDEAVOR LARGE CAP FUND/WF ENDEAVOR LARGE CAP FUND

            The Funds are primarily subject to the risks associated with investments in equity securities and active trading, as described above. In addition, the Funds may be subject to the risks associated with investments in foreign securities. While each Fund may invest up to 25% of its assets in foreign securities, the WF Endeavor Large Cap Fund may only invest in such securities through ADRs and similar investments. Thus the Fund is not exposed to the additional risks associated with direct investments in foreign securities.

STRONG ADVISOR FOCUS FUND/STRONG BLUE CHIP FUND/WF LARGE COMPANY GROWTH FUND

            All three of the Funds are primarily subject to the risks associated with equity securities, as described above. The Strong Advisor Focus Fund and the Strong Blue Chip Fund are also subject to the risks associated with active trading, sector investments, and use of derivatives, as described above. Also, because the Strong Blue Chip Fund focuses its investments in blue chip companies (companies whose stocks is included in the Russell Top 200(R) Growth Index (which was $317.8 million to $12.4 billion as of June 30, 2004) or companies with a similar capitalization at the time of the Fund's investment), it is subject to greater risk than funds that invest in a broader range of securities, because of the impact (positive or negative) that developments affecting blue chip companies could have on its portfolio. The WF Large Company Growth Fund principally invests in securities of larger companies. Because the Strong Advisor Focus Fund invests in equity securities of companies of any size, it is subject to the risks associated with investing in smaller companies.

            In addition, all three of the Funds may be subject to the risks associated with investments in foreign securities. While the WF Large Company Growth Fund may invest a similar percentage of its assets in foreign securities (up to 20%) as compared to the Strong Advisor Focus Fund (up to 25%) and the Strong Blue Chip Fund (any amount in dollar-denominated securities), the WF Large Company Growth Fund may only invest in such securities through ADRs and similar investments in foreign securities. The Strong Blue Chip Fund is not exposed to foreign currency risk.

STRONG ADVISOR INTERNATIONAL CORE FUND/WF INTERNATIONAL CORE FUND

            Because the WF International Core Fund will follow substantially similar investment policies and restrictions as the Strong Advisor International Core Fund, there are no material differences in the risks associated with investing in the Funds, except to the extent the WF International Core Fund's more flexible definition of non-U.S. securities allows it to choose from a broader array of securities. Both Funds are primarily subject to the risks associated with investments in equity securities and foreign securities, as described above. In addition, the Funds are also subject to the risks associated with investing in smaller companies.

STRONG ADVISOR LARGE COMPANY CORE FUND/STRONG VALUE FUND/WF LARGE COMPANY CORE FUND

            The Funds are primarily subject to the risks associated with investments in equity securities, as described above. Such risks include those related to investing in growth and/or value style stocks. The WF large Company Core Fund and Strong Advisor Large Company Core Fund are subject to the risks of investing in growth and value style stocks and the Strong Value Fund is primarily subject to the risk of investing in value style stocks. The Strong Advisor Large Company Core Fund and Strong Value Fund also are subject to active trading. The Strong Value Fund is also subject to the risks associated with investments in smaller companies, derivatives, and sectors, as described above.

            In addition, the Funds may be subject to the risks associated with investments in foreign securities. While each Fund may invest up to 25% of its assets in foreign securities, the WF Large Company Core Fund may only invest in such securities through ADRs and similar investments. Thus the Fund is not exposed to the additional risks associated with direct investments in foreign securities.

STRONG ADVISOR MID CAP GROWTH FUND/WF MONTGOMERY MID CAP GROWTH FUND

            Because the WF Montgomery Mid Cap Growth Fund will follow substantially similar investment policies and restrictions as the Strong Advisor Mid Cap Growth Fund, there are no material differences in the risks associated with investing in the Funds, except with respect to foreign securities and active trading. Both Funds are primarily subject to the risks associated with investments in equity securities and sectors, as described above. In addition, both Funds are subject to the risks associated with investments in smaller companies.

            The Strong Advisor Mid Cap Growth Fund is also subject to the risks associated with investments in foreign securities and active trading. While the Strong Advisor Mid Cap Growth Fund may invest up to 25% of its assets in foreign securities, the WF Montgomery Mid Cap Growth Fund may not invest in foreign securities. Thus the WF Montgomery Mid Cap Growth Fund is not exposed to the risks associated with investments in foreign securities.

STRONG MUNICIPAL BOND FUND/STRONG ADVISOR MUNICIPAL BOND FUND/WF MUNICIPAL BOND FUND

            All three of these Funds are primarily subject to the risks associated with investments in debt securities, as described above. In addition, the Funds are subject to the risks associated with investments in high yield securities, derivatives, and municipal securities. The Strong Municipal Bond Fund and the WF Municipal Bond Fund are subject to the risks of active trading. To the extent the WF Municipal Bond Fund invests more than 25% of its assets in medium or lower quality securities, it may be subject to greater high-yield securities risk than the Strong Municipal Bond Fund and Strong Advisor Municipal Bond Fund, which may invest only up to 25% in debt securities rated below A by S&P.

STRONG ADVISOR SELECT FUND/WF ENDEAVOR SELECT FUND

            There are no material differences in the risks associated with investing in the Funds. The Funds are primarily subject to the risks associated with investments in equity securities, smaller companies, and active trading, as described above. In addition, the Funds may be subject to the risks associated with investments in foreign securities. While each Fund may invest up to 25% of its assets in foreign securities, the WF Endeavor Select Fund may only invest in such securities through ADRs and similar investments. Thus the Fund is not exposed to the additional risks associated with direct investments in foreign securities. Finally, each of the Strong Advisor Select and WF Endeavor Select Funds, as a non-diversified fund, may invest a larger percentage of its assets in the securities of a single issuer, which could subject it to greater risks than a more diversified fund because of the impact (positive or negative) that any one issuer could have on the Fund's portfolio.

STRONG ADVISOR SHORT DURATION BOND FUND/WF ULTRA-SHORT DURATION BOND FUND

            Because the WF Ultra-Short Duration Bond Fund will follow substantially similar investment policies and restrictions as the Strong Short Duration Bond Fund, there are no material differences in the risks associated with investing in the Funds. Both Funds are primarily subject to the risks associated with investments in debt securities, mortgage- and asset-backed securities, derivatives, and active trading, as described above. The Funds are also subject to the risks associated with investments in high yield securities. Each Fund may invest up to 35% of its assets in below investment-grade debt securities.

            In addition, the Funds may be subject to the risks associated with investments in foreign securities. While the WF Ultra-Short Duration Bond Fund may invest a similar percentage of its assets in foreign securities (up to 25%) as compared to the Strong Short Duration Bond Fund (up to 30%), the WF Ultra-Short Duration Bond Fund may only invest in dollar-denominated debt securities of foreign issuers, thus minimizing exposure to currency risk.

STRONG ADVISOR SMALL CAP VALUE FUND/STRONG MULTI CAP VALUE FUND/WF SMALL CAP VALUE FUND

            The Funds are primarily subject to the risks associated with equity securities, smaller companies, use of derivatives, and sector investments, as described above. The risk of investing in smaller companies is higher for the WF Small Cap Value Fund and Strong Advisor Small Cap Value Fund as compared to the Strong Multi Cap Value Fund. In addition, the Funds may be subject to the risk associated with investments in foreign securities. Each Fund may invest up to 30% of its assets in foreign securities.

STRONG ADVISOR STRATEGIC INCOME FUND/WF STRATEGIC INCOME FUND

            The Funds are primarily subject to the risks associated with debt securities and active trading, as described above. The Funds are also subject to the risks associated with high yield securities and foreign securities, as described above. Each Fund may invest up to 30% of its assets in foreign securities.

STRONG ADVISOR TECHNOLOGY FUND/STRONG TECHNOLOGY 100 FUND/WF SPECIALIZED TECHNOLOGY FUND

            All three of the Funds are primarily subject to the risks associated with investments in equity securities, smaller companies, sector investments, and active trading, as described above. Also, because the Funds concentrate their investments in the technology and related sectors, they are subject to greater risk than less concentrated funds because of the impact (positive or negative) that developments affecting the technology sector could have on their respective portfolios. The technology sector is rapidly changing and may be impacted by such factors as government regulation, uncertain demand and the risk that products may become obsolete. Such changes may negatively affect the performance of the Funds' investments. In the past, technology common stocks have experienced extreme price and volume fluctuations that have been unrelated to the operating performance of such companies, and a portfolio invested in these securities has a higher degree of risk associated with it than more broadly invested equity funds. Significant losses may result firm a lack of depth of management, inability to generate funds necessary for growth or potential development, and competition from larger or more established companies. Smaller or newer companies may have more limited trading markets, and may be subject to wide price fluctuations.

            In addition, the Funds may be subject to the risks associated with investments in foreign securities. The WF Specialized Technology Fund may invest up to 50% of its assets in foreign securities, whereas the Strong

Advisor Technology Fund and the Strong Technology 100 Fund may invest up to 25% of each of their assets in foreign securities. Thus, to the extent that the WF Specialized Technology Fund utilizes this flexibility to invest a significantly larger percentage of its assets in foreign securities, it could be subject to increased risk from foreign securities as compared to the Strong Advisor Technology Fund and the Strong Technology 100 Fund.

            Also, the WF Specialized Technology Fund, as a non-diversified fund, reserves the right to invest a larger percentage of its assets in the securities of a single issuer. If the WF Specialized Technology Fund chooses to exercise this right, it would be subject to relatively greater risks than the Strong Advisor Technology Fund and the Strong Technology 100 Fund because of the impact (positive or negative) that any one issuer could have on the Fund's portfolio. In addition, the WF Specialized Technology Fund may invest up to 25% of its assets in any one foreign country (although its investments in Japan may exceed this limitation). To the extent the WF Specialized Technology Fund chooses to invest a large percentage of its assets in a single country, the value of an investment in the Fund may be more volatile and subject to greater risks than will an investment in a mutual fund that is more broadly diversified.

STRONG U.S. EMERGING GROWTH FUND/STRONG ADVISOR U.S. SMALL/MID CAP GROWTH FUND/WF MONTGOMERY SMALL CAP FUND

            The Funds are primarily subject to the risks associated with investments in equity securities, smaller companies, and sectors as described above.

            In addition, the Strong U.S. Emerging Growth Fund and the Strong Advisor U.S. Small/Mid Cap Growth Fund are also subject to the risks associated with foreign securities and active trading. The WF Montgomery Small Cap Fund may not invest in foreign securities, whereas both the Strong U.S. Emerging Growth Fund and Strong Advisor U.S. Small/Mid Cap Growth Fund may invest up to 25% of each of their assets in foreign securities. Accordingly, the WF Montgomery Small Cap Fund is not exposed to the risks associated with investments in foreign securities.

STRONG ADVISOR U.S. VALUE FUND/STRONG STRATEGIC VALUE FUND/WF U.S. VALUE FUND

            The Funds are primarily subject to the risks associated with investments in equity securities, derivatives, and sectors, as described above. All three of the Funds are also subject to the risks associated with investments in foreign securities. The WF U.S. Value Fund may invest up to 5% of its assets in foreign securities and the Strong Advisor U.S. Value Fund may invest up to 10% of its assets in foreign securities, while the Strong Strategic Value Fund may invest up to 25% in foreign securities. Thus the Strong Strategic Value Fund is subject to greater foreign securities risk. The Strong Strategic Value Fund is also subject to the risks associated with active trading.

STRONG ADVISOR UTILITIES & ENERGY FUND/WF EQUITY INCOME FUND

            The Funds are primarily subject to the risks associated with equity securities and active trading, as described above. Also, because the Strong Advisor Utilities & Energy Fund concentrates its investments in the utilities and energy and related sectors, it is subject to greater risk than less concentrated funds because of the impact (positive or negative) that developments affecting the utilities and energy sector could have on its portfolio. The Strong Advisor Utilities & Energy Fund invests in smaller companies, which may subject it to greater risk than the WF Equity Income Fund, which focuses on larger companies. The Funds are also subject to differing degrees of risk associated with investments in foreign securities. The Strong Advisor Utilities & Energy Fund may invest up to 30% of its net assets in foreign securities (including both direct investments and investments through ADRs) while for the WF Equity Income Fund, investing in foreign securities is not a primary investment strategy.

COMPARISON OF ACCOUNT FEATURES AND SERVICES

            The following compares the distribution arrangements, pricing policies, class structure, purchase, redemption, and exchange policies, redemption fees, and distribution policies of the Strong Funds and Wells Fargo Funds.

            DISTRIBUTION ARRANGEMENTS. As the principal underwriter for the Strong Funds, Strong Investments, Inc. ("SII") uses its best efforts to distribute shares of the Funds on a continuous basis. Stephens Inc. ("Stephens") currently acts, and Wells Fargo Funds Distributor ("Funds Distributor") has been approved to act, beginning at or before the closing of the Reorganization, as the principal underwriter for the Wells Fargo Funds. Each of Stephens and Funds Distributor (collectively, "Wells Distributor") shall use its best efforts to distribute shares of the Funds on a continuous basis. Both Strong Funds and Wells Fargo Fund shares may be sold through broker-dealers and others who have entered into sales agreements with the principal underwriter. Investor Class, Institutional Class, Class B, Class C, Class K, and Class Z shares of the Strong Funds and Investor Class, Select Class, Class B, Class C, and Institutional Class shares of the Wells Fargo Funds are offered for sale at the next determined net asset value per share ("NAV"). Class A shares are offered for sale at the next determined NAV per share plus, with certain exceptions, an initial sales charge. Class B and Class C shares, and Class A shares on which the initial sales charge has been waived, are subject to a contingent deferred sales charge ("CDSC"), based on a percentage of the original purchase price. A portion of the sales charges payable may be reallowed to retail dealers involved in the transaction. SII and SCM are affiliated. Funds Distributor and Funds Management are affiliated. Stephens is not affiliated with Funds Management.

            The Strong Funds that offer Class A, Class B and Class C shares and the Strong Strategic Value Fund, on behalf of its Investor Class shares have adopted a distribution and service plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended ("1940 Act"). The Plan was adopted by the Board, including a majority of the Directors who were not "interested persons" (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan. Each Strong Fund is authorized to make payments to SII in connection with the distribution and shareholder services provided with respect to Class A, Class B, Class C, and certain Investor Class shares at the annual rate of 0.25% of the Strong Fund's average daily net assets attributable to Class A and Investor Class shares, and at the annual rate of up to 1.00% of the Strong Fund's average daily net assets attributable to Class B and Class C shares, out of which 0.25% may be used for service fees. Amounts received by SII under the Rule 12b-1 plan may be spent for any activities or expenses primarily intended to result in the sale of shares or the servicing of shareholders. The Strong Fund's Rule 12b-1 plan is a compensation plan because payments under the plan are made for services rendered regardless of the level of expenditures made by SII.

            The Wells Fargo Funds that offer Class B and Class C shares have adopted a distribution plan (a "Plan") under Section 12(b) under the 1940 Act and Rule 12b-1 for their Class B and Class C shares. The Plan was adopted by the Wells Fargo Funds Board, including a majority of the Trustees who were not "interested persons" (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan. Under the Plan and pursuant to the related distribution agreement, the Class B and Class C shares of the Funds pay Wells Distributor on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to each Class as compensation for distribution-related services or as reimbursement for distribution-related expenses. The actual fee payable by the Funds' Class C shares is determined, within such limits, from time to time by mutual agreement between the Wells Fargo Funds and Wells Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. Wells Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from Wells Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. Wells Distributor may retain any portion of the total distribution fee payable to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

            In addition, the Wells Fargo Funds that offer Class A, Class B, Class C, Class Z, Institutional Class and Investor Class shares have adopted a shareholder servicing plan and have entered into related shareholder servicing agreements with financial institutions, including Wells Fargo Bank and Funds Management. The shareholder servicing plan and related agreements were adopted by the Wells Fargo Funds Board, including a majority of the Trustees who were not "interested persons" (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan. Under the shareholder servicing plan, each Fund is authorized to make payments not to exceed 0.25% of the Fund's average daily net assets attributable to Class A, Class B, Class C, Class Z, Institutional Class and Investor Class shares.

            PRICING POLICIES. The NAV of a mutual fund, plus any applicable sales charges, is the price you pay for buying, selling, or exchanging shares of the Fund. The NAV for the Strong Funds is calculated in the same manner as the NAV for the Wells Fargo Funds, although methods used to value the securities held by the Funds may be slightly different.

            The NAV for both the Strong Funds and Wells Fargo Funds is generally calculated as of the close of trading on the New York Stock Exchange ("NYSE") (usually, 4:00 p.m. Eastern Time) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, the NAV may be calculated at a different time. The NAV of each Class of shares of the Strong Funds and Wells Fargo Funds is calculated by taking the value of each Fund's assets attributable to that Class, subtracting all its liabilities attributable to that Class, and dividing by the total number of shares outstanding of that Class. Expenses are accrued and applied daily when determining the NAV.

            Generally, equity securities traded on a national securities exchange are valued each business day at the last sales price. Securities traded on the Nasdaq Stock Market are valued each business day using the Nasdaq Official Closing Price ("NOCP"). Exchange-traded securities for which there are no transactions and Nasdaq-traded securities (generally foreign securities) are valued based on market quotations. The Strong Funds value securities on the basis of information provided by a pricing service or broker quotations, as appropriate. If pricing service information or broker quotations are not readily available, the Strong Funds determine the fair value of the security in good faith under the supervision of the Board. A Fund that uses fair value procedures to price securities may value those securities higher or lower than actual market quotations or higher or lower than other funds using their own fair value procedures to price the same securities. Debt securities may be valued by pricing services that utilize electronic data processing techniques to determine values for normal institutional-sized trading units of debt securities without regard to sale or bid prices when such techniques are believed to more accurately reflect the fair market value for such securities. Otherwise, bid and asked prices are used to determine the market value of debt securities. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined by the Board. Debt securities having remaining maturities of 60 days or less may be valued by the amortized cost method when the Board determines that the fair value of such securities is their amortized cost. Some of a Fund's portfolio securities may be listed on foreign exchanges that trade on days when the NAV is not calculated. As a result, the value of a Fund's investments may change on days when shares may not be purchased or redeemed. In addition, a foreign exchange may not value its listed securities at the same time that the NAV is calculated. Events affecting the values of foreign securities that occur after the time a foreign exchange assigns a price to the foreign securities and before the time when the NAV is calculated, including movements of the domestic market, generally will be reflected in a Fund's NAV if Strong Investor Services, Inc. ("SIS"), under the supervision of the Board, determines that such events require fair valuation of those foreign securities that may be affected by the event.

            The Wells Fargo Funds investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange ("closing price"), and if there is no sale, based on the latest quoted bid prices. Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. The Wells Fargo Funds use fair value pricing methods to determine the values of certain investments, including if the Fund believes that the latest closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. The Wells Fargo Funds use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a market price is still reliable and, if not, what fair market value to assign to the security. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

            In addition, the Strong Funds and the Wells Fargo Funds may not use the same pricing services, which could result in pricing differences at the time of the Reorganization.

            See the Strong Funds and Wells Fargo Funds SAIs, which are incorporated by reference herein, for further information.

            CLASS STRUCTURE. The Strong Funds may offer up to eight share Classes (Investor, Advisor, Institutional, A, B, C, K, and Z). The Wells Fargo Funds may offer up to twelve share Classes (Investor, Investor-Liquidity Reserve Money Market, Administrator, Advisor, Institutional, Select, Service, A, B, C, D, and Z), each with a different combination of sales charges, fees, eligibility requirements and other features. Only the Investor Class, Institutional Class, Select Class, Class A, Class B, Class C, Class K, and Class Z shares are described in this Prospectus/Proxy Statement.

            The Class A, Class B, and Class C shares of the Strong Advisor Small Cap Value Fund are currently closed to new investors, [WITH CERTAIN EXCEPTIONS,] and the same Class shares of the WF Small Cap Value Fund are expected to be similarly limited. The Class A, Class B, Class C and Institutional Class shares of the Strong Advisor Municipal Bond Fund are currently open to new investors. Each Class of the Strong Advisor Municipal Bond Fund will merge into the same Class of the WF Municipal Bond Fund, however, such classes will be closed to new investors.

CLASS A

            You can buy Class A shares of the Strong Funds and Wells Fargo Funds at the offering price, which is the NAV plus an up-front sales charge. You may qualify for a reduced sales charge or the sales charge may be waived. SII, for the Strong Funds, and Wells Distributor, for the Wells Fargo Funds, retains the up-front sales charge and the service fee on accounts with no authorized dealer of record. The following sales charge information, including a description of reductions and waivers of sales charges, breakpoint information, and conditions for eligibility to receive such waivers and reductions, is expected to be available on the Wells Fargo website (WWW.WELLSFARGO.COM) the second quarter of 2005. In the meantime, this information is available upon request at no charge by calling 1-800-222-8222. The Strong Funds up-front Class A sales charge is as follows:

--------------------------------------------------------------------------------
                                  STRONG EQUITY
--------------------------------------------------------------------------------
AMOUNT OF PURCHASE                 FRONT-END SALES        FRONT-END SALES
                                   CHARGE AS A %          CHARGE AS A %
                                   OF OFFERING PRICE      OF NET AMOUNT INVESTED
--------------------------------------------------------------------------------
Less than $50k                           5.75%                    6.10%
--------------------------------------------------------------------------------
$50k - $100k                             4.50%                    4.71%
--------------------------------------------------------------------------------
$100k - $250k                            3.50%                    3.63%
--------------------------------------------------------------------------------
$250k - $500k                            2.50%                    2.56%
--------------------------------------------------------------------------------
$500k - $1M                              2.00%                    2.04%
--------------------------------------------------------------------------------
$1M +                                    0.00%                    0.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              STRONG FIXED INCOME
--------------------------------------------------------------------------------
AMOUNT OF PURCHASE                 FRONT-END SALES        FRONT-END SALES
                                   CHARGE AS A %          CHARGE AS A %
                                   OF OFFERING PRICE      OF NET AMOUNT INVESTED
--------------------------------------------------------------------------------
Less than $50k                           4.50%                    4.71%
--------------------------------------------------------------------------------
$50k - $100k                             4.50%                    4.71%
--------------------------------------------------------------------------------
$100k - $250k                            3.75%                    3.90%
--------------------------------------------------------------------------------
$250k - $500k                            2.75%                    2.83%
--------------------------------------------------------------------------------
$500k - $1M                              2.25%                    2.30%
--------------------------------------------------------------------------------
$1M +                                    0.00%                    0.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    STRONG ADVISOR SHORT DURATION BOND FUND
--------------------------------------------------------------------------------
AMOUNT OF PURCHASE                 FRONT-END SALES        FRONT-END SALES
                                   CHARGE AS A %          CHARGE AS A %
                                   OF OFFERING PRICE      OF NET AMOUNT INVESTED
--------------------------------------------------------------------------------
Less than $50k                           2.25%                    2.30%
--------------------------------------------------------------------------------
$50k - $100k                             2.25%                    2.30%
--------------------------------------------------------------------------------
$100k - $250k                            1.75%                    1.78%
--------------------------------------------------------------------------------
$250k - $500k                            1.25%                    1.27%
--------------------------------------------------------------------------------
$500k - $1M                              1.00%                    1.01%
--------------------------------------------------------------------------------
$1M +                                    0.00%                    0.00%
--------------------------------------------------------------------------------

      THE WELLS FARGO FUNDS UP-FRONT CLASS A SALES CHARGE IS AS FOLLOWS:

--------------------------------------------------------------------------------
                               WELLS FARGO EQUITY
--------------------------------------------------------------------------------
AMOUNT OF PURCHASE                 FRONT-END SALES        FRONT-END SALES
                                   CHARGE AS A %          CHARGE AS A %
                                   OF OFFERING PRICE      OF NET AMOUNT INVESTED
--------------------------------------------------------------------------------
Less than $50k                           5.75%                    6.10%
--------------------------------------------------------------------------------
$50k - $100k                             4.75%                    4.99%
--------------------------------------------------------------------------------
$100k - $250k                            3.75%                    3.90%
--------------------------------------------------------------------------------
$250k - $500k                            2.75%                    2.83%
--------------------------------------------------------------------------------
$500k - $1M                              2.00%                    2.04%
--------------------------------------------------------------------------------
$1M +                                    0.00%                    0.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            WELLS FARGO FIXED INCOME
--------------------------------------------------------------------------------
AMOUNT OF PURCHASE                 FRONT-END SALES        FRONT-END SALES
                                   CHARGE AS A %          CHARGE AS A %
                                   OF OFFERING PRICE      OF NET AMOUNT INVESTED
--------------------------------------------------------------------------------
Less than $50k                           4.50%                    4.71%
--------------------------------------------------------------------------------
$50k - $100k                             4.00%                    4.17%
--------------------------------------------------------------------------------
$100k - $250k                            3.50%                    3.63%
--------------------------------------------------------------------------------
$250k - $500k                            2.50%                    2.56%
--------------------------------------------------------------------------------
$500k - $1M                              2.00%                    2.04%
--------------------------------------------------------------------------------
$1M +                                    0.00%                    0.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       WF ULTRA-SHORT DURATION BOND FUND
--------------------------------------------------------------------------------
AMOUNT OF PURCHASE                 FRONT-END SALES        FRONT-END SALES
                                   CHARGE AS A %          CHARGE AS A %
                                   OF OFFERING PRICE      OF NET AMOUNT INVESTED
--------------------------------------------------------------------------------
Less than $50k                           2.00%                    2.04%
--------------------------------------------------------------------------------
$50k - $100k                             1.50%                    1.52%
--------------------------------------------------------------------------------
$100k - $250k                            1.00%                    1.01%
--------------------------------------------------------------------------------
$250k - $500k                            0.75%                    0.76%
--------------------------------------------------------------------------------
$500k - $1M                              0.50%                    0.50%
--------------------------------------------------------------------------------
$1M +                                    0.00%                    0.00%
--------------------------------------------------------------------------------

            For both the Strong Funds and the Wells Fargo Funds, if you invest $1 million or more in a single purchase, you are able to purchase Class A shares without an initial sales charge. However, for all Strong Funds and Wells Fargo Funds, except the Strong Advisor Large Company Core Fund, if you sell (redeem) these shares within 1 year of purchase, you may have to pay a contingent deferred sales charge ("CDSC") of 1% based on your original purchase price for the shares. You do not have to pay this CDSC if your financial intermediary has made arrangements with SII or the Wells Distributor, as applicable, and agrees to waive the commission.

            Please see the Strong Funds prospectuses and SAIs, which are incorporated by reference herein, for information on purchasing Class A shares of the Strong Funds with or without a reduced initial sales charge. Class A shares of the Wells Fargo Funds may be purchased without an or with a reduced initial sales charge as follows:

o If you believe you are eligible for any of the following reductions, it is up to you to ask the selling agent or shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

o You pay no sales charges on Fund shares you buy with reinvested distributions.

o You pay a lower sales charge if you are investing an amount over a breakpoint level. See the "Class A sales charge" tables above.

o           By signing a Letter of Intent ("LOI"), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

o Rights of Accumulation ("ROA") allow you to combine the amount you are investing and the total value of Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Fund already owned

            (excluding Class A and WealthBuilder Portfolio shares acquired at
            NAV) to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A or WealthBuilder Portfolio shares.

o You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares within 120 days of the date of the redemption.

o You may reinvest into a Wells Fargo Fund with no sales charge a required distribution from a pension, retirement, benefit or similar plan for which Wells Fargo Bank acts as trustee provided the distribution occurred within the 30 days prior to your reinvestment. You, or your fiduciary or trustee, also may ask us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by a family unit, including children under the age of twenty-one or single trust estate; a trustee or fiduciary purchasing for a single fiduciary relationship; or the members of a "qualified group "which consists of a "company" (as defined under the 1940 Act), and related parties of such a "company, "which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

o Current and retired employees, directors/trustees and officers of the Wells Fargo Funds (including any predecessor funds); Wells Fargo & Company and its affiliates; and family members of any of the above may purchase Class A shares with no initial sales charge.

o Current employees of Stephens and its affiliates may purchase Class A shares with no initial sales charge.

o Broker-dealers who act as selling agents; and immediate family members (spouse, sibling, parent or child) of any of the above, may purchase Class A shares with no initial sales charge.

o Qualified registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Distributor that allows for load-waived Class A purchases may purchase Class A shares without an initial sales charge.

o Investment companies exchanging shares or selling assets pursuant to a reorganization, merger, acquisition, or exchange offer to which the Fund is a party may receive Class A shares without an initial sales charge.

o Internal Revenue Code Section 529 portfolios which invest in the Wells Fargo Funds, or for which Fund Management provides investment management services may invest in Class A shares without an initial sales charge.

o Insurance company separate accounts may purchase Class A shares without an initial sales charge.

o Fund of funds advised by Funds Management (i.e., WealthBuilder and Life Stage Portfolios) may purchase Class A shares without an initial sales charge.

o Former Montgomery Fund Class P and Class R shareholders who purchased their shares directly from the Montgomery Funds and became Wells Fargo Fund shareholders in the reorganization of the Montgomery funds into Wells Fargo Funds may purchase Class A shares of any Wells Fargo Fund, and any unnamed shares of WealthBuilder Portfolios at NAV. Shareholders who did not purchase such shares directly may purchase additional shares in the respective acquiring Wells Fargo Fund at NAV.

o Investors who reinvest net investment income and capital gain distributions from the Fund, annuity payments received under either an annuity option or from death benefit proceeds, and distributions from an existing retirement plan invested in the Fund, within 120 days, may purchase Class A shares without an initial sales charge.

o Sales charge waivers are also available for investors in the WF Large Company Core Fund who acquired Class A shares in connection with the reorganization of the Rockhaven Fund into the Strong Advisor Large Company Core Fund and whose Rockhaven Fund accounts were established prior to September 17, 1999.

            You also may buy Class A shares of the Wells Fargo Funds without an initial sales charge if they are to be included in certain retirement, benefit, pension, trust or investment "wrap accounts" with whom Wells Fargo Funds has reached an agreement, or through an omnibus account maintained with a Fund by a broker-dealer. The Wells Fargo Funds reserve the right to enter into agreements that reduce or eliminate sales charges for groups or Classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts." If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you must read the directions for that account. Those directions may supersede the terms and conditions discussed here. Please see the Wells Fargo Funds statement of additional information, which is incorporated by reference herein, for more information on sales charge waivers and reductions.

            CLASS B

            You can buy Class B shares of the Strong Funds and Wells Fargo Funds at the offering price, which is the NAV without any up-front sales charge. If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date, you will pay a CDSC based on how long you have held your shares. Certain exceptions apply (see "Class B and Class C Share CDSC Waivers" and "Waivers for Certain Parties").

            The following shows the CDSC schedule for the Strong Funds:

                          YEAR            CDSC
                          --------------------
                          Year 1          5%
                          --------------------
                          Year 2          4%
                          --------------------
                          Year 3          4%
                          --------------------
                          Year 4          3%
                          --------------------
                          Year 5          2%
                          --------------------
                          Year 6          1%
                          --------------------
                          Year 7          0%
                          --------------------
                          Year 8          0%
                          --------------------

      The following shows the CDSC schedule for the Wells Fargo Funds:

         ------------------------------     ---------------------------------
          EQUITY AND FIXED INCOME FUNDS     WF ULTRA-SHORT DURATION BOND FUND
         ------------------------------     ---------------------------------

          YEAR                    CDSC        YEAR                       CDSC

         ------------------------------     ---------------------------------
         Year 1                    5%        Year 1                     1.50%
         ------------------------------     ---------------------------------
         Year 2                    4%        Year 2                     0.75%
         ------------------------------     ---------------------------------
         Year 3                    3%        Year 3                     0.00%
         ------------------------------     ---------------------------------
         Year 4                    3%        Year 4                     0.00%
         ------------------------------     ---------------------------------
         Year 5                    2%
         ------------------------------     ---------------------------------
         Year 6                    1%
         ------------------------------     ---------------------------------
         Year 7                    0%
         ------------------------------     ---------------------------------

            For purposes of calculating the CDSC for the Strong Funds, the start of the holding period is the first day of the month in which the purchase was made. The Fund will use the first-in, first-out method when calculating the CDSC. Class B shares automatically convert to Class A shares at the beginning of the ninth year of ownership, in the same month of the original purchase.

            To determine whether the CDSC applies to a redemption, the Wells Fargo Funds will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased. Class B shares convert to Class A shares after seven years for each Fund other than the WF Ultra-Short Duration Bond Fund, and after four years for the WF Ultra-Short Duration Bond Fund.

            All Strong Fund shares exchanged in the Reorganization will continue to be subject to the current Strong Funds CDSC schedule. Any shares of the Wells Fargo Funds purchased after the Reorganization will be subject to the Wells Fargo Funds CDSC schedule.

            The Strong Funds suggest that it may be more appropriate for an investor to purchase Class A rather than Class B shares for amounts in excess of $250,000 for equity funds and $100,000 for fixed-income funds. The Wells Fargo Funds limit Class B share purchases to $100,000 for all types of funds.

            CLASS C

            You can buy Class C shares at the offering price, which is the NAV without an up-front sales charge. If you sell (redeem) your Class C shares within 1 year of purchase, you will have to pay a CDSC of 1.00% based on your original purchase price for the shares. Class C shares are not available for purchases of $1 million or more.

            In calculating the CDSC for the Strong Funds, the start of the 1-year holding period is the first day of the month in which the purchase was made. The Strong Funds use the first-in, first-out method when calculating the CDSC.

            To determine whether the CDSC applies to a redemption, the Wells Fargo Funds will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased.

            CDSCs may be waived for certain redemptions and distributions. For more information about CDSC waivers, please see the Strong Funds and Wells Fargo Funds SAIs, which are incorporated by reference herein.

CLASS B AND CLASS C SHARE CDSC WAIVERS

o You pay no CDSC on Fund shares you purchase with reinvested distributions.

o We waive the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory (withdrawals made after age 70 1/2 according to Internal Revenue Service guidelines) distributions from traditional Individual Retirement Accounts (IRAs) and certain retirement plans. (See your retirement plan information for details.)

o We waive the CDSC for redemptions made in the event of the shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined in Internal Revenue Code Section 72(m)(7).)

o We waive the CDSC for redemptions made at the direction of Funds Management in order to, for example, complete a merger.

o We waive the Class B share CDSC for withdrawals made by former Norwest Advantage Funds shareholders in certain qualified accounts up to certain limits. (See the Statement of Additional Information for further details.)

o For Class B shares purchased after May 18, 1999 for former Norwest Advantage Funds shareholders and after July 17, 1999 for former Stagecoach Funds shareholders, for all Class B shares purchased after November 8, 1999, and for all Class C shares, no CDSC is imposed on withdrawals that meet all of the following circumstances.

o           Withdrawals are made by participating in the Systematic Withdrawal
            Program.

o Withdrawals may not exceed 10% of your Fund assets (including "free shares") (limit for Class B shares calculated annually based on your anniversary date in the Systematic Withdrawal Program).

            INVESTOR CLASS, SELECT CLASS, CLASS Z, AND CLASS K

            You can buy Investor Class, Institutional Class, Select Class, Class Z, and Class K shares at the offering price, which is the NAV without an up-front sales charge. Class Z and Class K shares of the Strong Funds are available only to eligible investors, as set forth in the Strong Funds prospectuses and SAIs, which are incorporated by reference herein. Class Z shares of the Wells Fargo Funds are available only to eligible investors, as follows.

o Investors holding Class Z shares of a Strong Fund on November 30, 2000 that were purchased directly from Strong and not through an intermediary, except as described below.

o Registered investment advisers holding Class Z shares of a Strong Fund on November 30, 2000.

o Officers, directors, and employees of the Wells Fargo Funds or Funds Management or an affiliate and each of their immediate family members (grandparent, parent, sibling, child, grandchild and spouse) who live in the same household.

o Employer-sponsored retirement plans, and their participants, for which Funds Management or Funds Distributor, or one of their affiliates, has entered into an agreement to provide document or administrative services, and other retirement plans whose administrators or dealers have entered into an agreement with Funds Management or Funds Distributor, or one of their affiliates, to perform services.

o 401(k) plans holding Class Z shares of a Strong Fund on November 30, 2000.

o Certain institutional investors purchasing more than $1 million of Class Z shares.

o Any fund of funds structure (e.g., Life Stage Portfolios or WealthBuilder Portfolios).

o Any Internal Revenue Code Section 529 plan which invests in Wells Fargo Funds, or for which Funds Management provides investment management services.

o Any accounts in a fee-based advisory program or shares previously held in such accounts.

            Please refer to the Strong Funds and Wells Fargo Funds SAIs, which are incorporated by reference, for more information.

            PURCHASE, REDEMPTION, AND EXCHANGE POLICIES. The following chart describes the Wells Fargo Funds classes that will be distributed in the Reorganization.

                  ----------------------------------------------------------
                  STRONG FUND CLASS             WELLS FARGO FUND CLASS
                  ----------------------------------------------------------
                  Investor Class                Investor Class(1) or Class Z
                  ----------------------------------------------------------
                  Institutional Class           Select Class or Institutional
                                                Class(2)
                  ----------------------------------------------------------
                  Class A                       Class A
                  ----------------------------------------------------------
                  Class B                       Class B or Class A(3)
                  ----------------------------------------------------------
                  Class C                       Class C or Class A(3)
                  ----------------------------------------------------------
                  Class K                       Institutional Class
                  ----------------------------------------------------------
                  Class Z                       Class Z
                  ----------------------------------------------------------

      (1)   STRONG MUNICIPAL BOND FUND ONLY.

      (2)   STRONG ADVISOR MUNICIPAL BOND FUND ONLY.

      (3)   STRONG ADVISOR FOCUS AND STRONG ADVISOR TECHNOLOGY FUNDS ONLY.

      The following chart highlights the purchase, redemption, and exchange policies for each relevant Class of the Wells Fargo Funds as compared to the policies of the related Class of the Strong Funds.

--------------------------------------------------------------------------------------------------------
PURCHASE, REDEMPTION AND           STRONG FUNDS                        WELLS FARGO FUNDS
EXCHANGE POLICIES
--------------------------------------------------------------------------------------------------------
Minimum initial purchase (The      Investor Class, Class A, Class B,   Investor Class and Class Z:
Wells Fargo Funds and Strong       Class C, and Class Z:                  Regular Accounts:  $2,500
Funds may waive the minimum           Regular Accounts:  $2,500           Retirement Account:  $1,000
initial investment under certain      Education Savings Accounts,         Systematic Purchase Program:
circumstances.)                       traditional IRAs, Roth IRAs,        $100
                                      SEP-IRAs, and UGMA/UTMAs:        Class A, Class B, and Class C:
                                      $1,000 Simple IRAs and              Regular Accounts:  $1,000
                                      403(b)(7), Keogh, Pension           Retirement Accounts:  $250
                                      Plan, and Profit Sharing Plan    Select Class:  $5 million
                                      accounts:  the lesser of $250    Institutional Class:  $2 million
                                      or $25 per month
                                   Institutional Class:
                                      All Funds, except Strong
                                      Advisor Bond: $1 million,
                                      except for registered
                                      investment advisers with an
                                      initial investment of at
                                      least $250,000 Strong Advisor
                                      Bond:  $250,000
                                   Class K:  Not applicable.
--------------------------------------------------------------------------------------------------------
Additional investments             Investor Class, Class A, Class B,    Investor Class, Class A, Class B,
                                   Class C, and Class Z:                Class C, and Class Z:  $100
                                      Regular Accounts: $100 Education  Select Class and Institutional
                                                                        Class:  No
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
PURCHASE, REDEMPTION AND           STRONG FUNDS                        WELLS FARGO FUNDS
EXCHANGE POLICIES
--------------------------------------------------------------------------------------------------------
                                   Savings Accounts,                   minimum
                                   traditional IRAs, Roth IRAs,
                                   SEP-IRAs, and UGMA/UTMAs:  $100
                                      Simple IRAs and 403(b)(7),
                                      Keogh, Pension Plan, and
                                      Profit Sharing Plan accounts:
                                      $50
                                   Institutional Class and Class K:
                                      No minimum
--------------------------------------------------------------------------------------------------------
Purchases                          Investor Class and Class Z:         Investor Class and Class Z:
                                      Shares may be purchased by          Shares may be purchased by
                                      mail, phone, by automatic           mail, phone, by Systematic
                                      investment plan, by Payroll         Purchase Program, by Payroll
                                      Direct Deposit, at Investor         Direct Deposit, at the
                                      Centers, online, by wire, or        Investor Center, online, by
                                      through an intermediary,            wire, or through an
                                      subject to certain                  intermediary, subject to
                                      conditions.                         certain conditions.
                                   Class A, B and C:                   Class A, B and C:
                                      Shares may be purchased             Shares may be purchased by
                                      through an intermediary, by         mail, phone, by Systematic
                                      automatic investment plan (if       Purchase Program, by Payroll
                                      offered by the intermediary),       Direct Deposit, online, by
                                      or by wire.  For the Advisor        wire, or through an
                                      Municipal Bond Fund, if             intermediary, subject to
                                      arrangements have been made         certain conditions.
                                      with the intermediary, shares    Select Class and Institutional
                                      may also be purchased by         Class:
                                      mail, by automatic investment       Shares may be purchased
                                      plan, by Payroll Direct             through an intermediary,
                                      Deposit, and by phone.              subject to certain conditions.
                                   Institutional Class:
                                      Shares may be purchased by
                                      mail, by phone, by wire,
                                      online, and through an
                                      intermediary, subject to
                                      certain conditions.
                                   Class K:
                                      Retirement plan participants
                                      may exchange shares online or
                                      by telephone for another
                                      Strong Fund offered by the
                                      plan.
--------------------------------------------------------------------------------------------------------
Redemptions                        Investor Class and Class Z:         Investor Class and Class Z:
                                      Redemption requests may be          Redemption requests may be
                                      submitted by mail, by phone,        submitted by mail, by phone,
                                      by Systematic Withdrawal Plan,      by Systematic Withdrawal
                                      online, at the Investor             Program, online, at the
                                      Center, by wire, or through an      Investor Center, or through an
                                      intermediary, subject to            intermediary, subject to
                                      certain conditions.                 certain conditions.
                                   Class A, B and C:                   Class A, B and C:
                                      Redemption requests may be          Redemption requests may be
                                      submitted through an                submitted by mail, by phone,
                                      intermediary and by Systematic      by Systematic Withdrawal
                                      Withdrawal Plan (if offered by      Program, online, or through an
                                      the intermediary), subject to       intermediary, subject to
                                      certain conditions.  For the        certain conditions.
                                      Strong Advisor Municipal Bond    Select Class and Institutional
                                      Fund, if arrangements have       Class:
                                      been made with the                  Redemption requests may be
                                      intermediary, redemption            submitted through an
                                      requests                            intermediary,
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
PURCHASE, REDEMPTION AND           STRONG FUNDS                        WELLS FARGO FUNDS
EXCHANGE POLICIES
--------------------------------------------------------------------------------------------------------
                                      may also be submitted mail and      subject to certain conditions.
                                      by phone.
                                   Institutional Class:
                                      Redemption requests may be
                                      submitted by mail, by wire, by
                                      phone, online, and through an
                                      intermediary, subject to
                                      certain conditions.
                                   Class K:
                                      Retirement plan participants
                                      may exchange shares online or
                                      by telephone for another
                                      Strong Fund offered by the
                                      plan.
--------------------------------------------------------------------------------------------------------
Exchange privileges                You may exchange shares between     Exchanges may be made between
                                   like share classes of any Strong    like share classes of any Wells
                                   Fund for accounts with the same     Fargo Fund and, generally, you
                                   registered owners and taxpayer      must exchange at least the
                                   identification number.  Class Z     minimum first purchase amount for
                                   shares may be exchanged for         the new fund.  In addition, Class
                                   Investor Class shares and, if the   A shares of a non-money market
                                   investor is eligible for Class Z    fund may be exchanged for Service
                                   shares, vice versa.                 Class shares of any money market
                                                                       Fund.  Class C shares of a
                                                                       non-money market Fund may be
                                                                       exchanged for Class A shares of a
                                                                       money market fund.  Class Z
                                                                       shares may be exchanged for
                                                                       Investor Class shares and, if the
                                                                       investor is eligible for Class Z
                                                                       shares, vice versa.  Exchanges
                                                                       may be made by Systematic
                                                                       Exchange Program, subject to
                                                                       certain conditions.
--------------------------------------------------------------------------------------------------------

            For a more complete discussion of the Strong Funds' purchase, redemption, and exchange policies, please see the Strong Funds' prospectuses and SAIs, which are incorporated by reference into this Prospectus/Proxy Statement.

            With respect to investment minimums, please note that the Strong Funds may charge an annual fee on accounts in Investor Class and Class Z shares that fail to meet the initial investment minimum amount, and reserve the right to close an account in any Class of shares that does not meet the minimum, upon 60 days' notice. The Wells Fargo Funds do not charge a low balance fee, but do reserve the right to close accounts in any Class of shares under similar circumstances.

            With respect to checkwriting, accounts in the Strong Advisor Municipal Bond Fund Class A shares at the Effective Time of the Reorganization will continue to offer checkwriting in the Class A shares of the WF Municipal Bond Fund. However, the WF Municipal Bond Fund will not offer checkwriting on any new accounts in Class A shares or in accounts in any other Class of the Fund.

            REDEMPTION FEES. The following table compares the redemption fees charged on the stated Funds:

-----------------------------------------------------------------------------------------------------------------------------------
ACQUIRED FUND                             REDEMP-      HOLDING         ACQUIRING FUND                          REDEMP-      HOLDING
                                          TION FEE     PERIOD                                                  TION FEE     PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
Strong Advisor International Core Fund       1%        30 days         WF International Core Fund                 2%        90 days
-----------------------------------------------------------------------------------------------------------------------------------
Strong Advisor Large Company Core Fund       1%        30 days         WF Large Company Core Fund                 --        --
-----------------------------------------------------------------------------------------------------------------------------------
Strong Advisor Strategic Income Fund         --        --              WF Strategic Income Fund                   2%        90 days
-----------------------------------------------------------------------------------------------------------------------------------
Strong Technology 100 Fund                   1%        30 days         WF Specialized Technology Fund             --        --
-----------------------------------------------------------------------------------------------------------------------------------

            Shares of the Acquiring Funds purchased after the Reorganization will be subject to the new fees and holding periods, as shown above. Shares of the Acquiring Funds that are distributed in the Reorganization will not be subject to a redemption fee.

            The redemption fee for a Fund is intended to compensate the Fund for the increased expenses to longer-term shareholders and the disruptive effect on the Fund's portfolio caused by short-term investments. This redemption fee is retained by the Fund.

            To determine whether the redemption fee applies, the Acquiring Fund will first redeem shares acquired by reinvestment of any distributions of net investment income and realized capital gain, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first).

            The redemption fee will be waived on sales or exchanges of Acquiring Fund shares made under the following circumstances:

            o     Shares that were purchased with reinvested distributions.

            o In order to meet scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory (withdrawals made after age 70 1/2 according to Internal Revenue Service guidelines) distributions from traditional IRAs and certain retirement plans. (See your retirement plan information for details.)

            o In the event of the shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined by Internal Revenue Code Section 72(m)(7).)

            o At the direction of Funds Management, for example, in order to complete a merger.

            o     Due to participation in the Systematic Withdrawal Program.

            In addition, certain brokers, retirement plan administrators and/or fee-based program sponsors who maintain underlying shareholder accounts do not have the systems capability to track and assess redemption fees. Consequently, the Acquiring Funds generally will not assess a redemption fee on redemptions of shares held through such accounts.

            DISTRIBUTION POLICIES. The Strong Funds and Wells Fargo Funds make distributions of net investment income, if any, as shown below and capital gains, if any, at least annually.

      -----------------------------------------------------------------------------------------
      FUND                                                    DAILY(1)    QUARTERLY    ANNUALLY
      -----------------------------------------------------------------------------------------
      All fixed-income and money market Strong Funds and
      Wells Fargo Funds                                          X
      -----------------------------------------------------------------------------------------
      Strong Advisor U.S. Value Fund                                          X
      Strong Advisor Utilities & Energy Fund                                  X
      Strong Blue Chip Fund                                                   X
      Strong Value Fund                                                       X
      WF Equity Income Fund                                                   X
      -----------------------------------------------------------------------------------------
      All other Strong Funds and Wells Fargo Funds                                        X
      -----------------------------------------------------------------------------------------

(1)   Distributions are declared daily and paid monthly.

            Distributions from the Strong Funds and the Wells Fargo Funds are automatically reinvested in additional shares unless another option is available and chosen. For the Strong Funds Investor Class, Class A, Class B, Class C, and Class Z shares and for the Wells Fargo Funds Investor Class, Class A, Class B, Class C, and Class Z shares, other options are to receive checks for these payments, have them automatically invested in another Fund, or have them deposited into your bank account. For the Strong Funds Institutional Class shares, other options are to receive checks for these payments or have them credited to your bank account by Electronic Funds Transfer. If checks remain uncashed for six months or are undeliverable by the Post Office, the distributions may be reinvested. Any distribution from a Wells Fargo Fund returned because of an invalid banking instruction is sent to the address of record by check, and future distributions are automatically reinvested.

      GENERAL. CERTAIN OTHER WELLS FARGO FUNDS SERVICES AND FEES MAY BE DIFFERENT THAN THOSE OF THE STRONG FUNDS. FOR MORE INFORMATION, PLEASE READ THE STRONG FUNDS PROSPECTUSES AND SAIS AND THE WELLS FARGO FUNDS SAIS, WHICH ARE INCORPORATED BY REFERENCE HEREIN.

COMPARISON OF INVESTMENT ADVISERS AND INVESTMENT ADVISORY FEES

            Funds Management, a registered investment adviser, currently serves as primary investment adviser for the existing Acquiring Funds, and will assume primary investment advisory responsibilities for the new Funds when they commence operations. Funds Management is responsible for implementing the investment policies and guidelines for the Wells Fargo Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Wells Fargo Funds. Thus, by approving the Reorganization, shareholders of the Strong Funds are, in effect, approving the existing advisory arrangement between Funds Management and each Acquiring Fund. Funds Management was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States, and one of the largest banks in the United States. As of June 30, 2004, Funds Management managed over $76 billion in mutual fund assets.

            SCM, a Wisconsin corporation, is a registered investment adviser that has provided investment advice and management services for mutual funds and other investment portfolios, and individual and institutional accounts, such as pension and profit-sharing plans, since 1974. SCM currently serves as the investment adviser to each Strong Fund and, in such capacity, is responsible for either the day-to-day investment management activities of the Funds or the sub-advisers who are responsible for the day-to-day portfolio management of the Strong Funds. As of June 30, 2004, SCM had over $31.5 billion in assets under management. Wells Capital, an affiliate of Funds Management, serves as the sub-adviser to certain Funds in the Wells Fargo Funds family and expects to engage a majority of the investment professionals that currently manage the Strong Funds to provide management services at the closing of the transaction contemplated by the Asset Purchase Agreement ("Transaction").

            The following chart highlights the annual contractual rate of investment advisory fees payable by each Strong Fund and Acquiring Fund as a percentage of average daily net assets.

      -------------------------------------------------------------------------------------
      STRONG FUND/ACQUIRING FUND                         ADVISORY FEE (CONTRACTUAL)
      -------------------------------------------------------------------------------------
      Strong Advisor Bond Fund                           0.23%  $0 - $4 billion
                                                         0.205% next $2 billion
                                                         0.18%  $6 billion and above

      WF MONTGOMERY TOTAL RETURN BOND FUND               0.45%  $0 - $499 million
                                                         0.40%  $500 - $999 million
                                                         0.35%  $1 billion - $2.99 billion
                                                         0.325% $3 billion - $4.99 billion
                                                         0.30%  $5 billion and above

      -------------------------------------------------------------------------------------
      Strong Advisor Common Stock Fund                   0.75%  $0 - $4 billion
                                                         0.725% next $2 billion
      -------------------------------------------------------------------------------------

      -------------------------------------------------------------------------------------
      STRONG FUND/ACQUIRING FUND                         ADVISORY FEE (CONTRACTUAL)
      -------------------------------------------------------------------------------------
                                                         0.70%  $6 billion and above

      WF COMMON STOCK FUND (NEW)                         0.75%  $0 - $499 million
                                                         0.70%  $500 - $999 million
                                                         0.65%  $1 billion - $2.99 billion
                                                         0.625% $3 billion - $4.99 billion
                                                         0.60%  $5 billion and above

      -------------------------------------------------------------------------------------
      Strong Advisor Endeavor Large Cap Fund             0.75%  $0 - $4 billion
                                                         0.725% next $2 billion
                                                         0.70%  $6 billion and above

      WF ENDEAVOR LARGE CAP FUND (NEW)                   0.75%  $0 - $499 million
                                                         0.70%  $500 - $999 million
                                                         0.65%  $1 billion - $2.99 billion
                                                         0.625% $3 billion - $4.99 billion
                                                         0.60%  $5 billion and above

      -------------------------------------------------------------------------------------
      Strong Advisor Focus Fund                          0.75%  $0 - $4 billion
                                                         0.725% next $2 billion
                                                         0.70%  $6 billion and above

      WF LARGE COMPANY GROWTH FUND                       0.75%  $0 - $499 million
                                                         0.70%  $500 - $999 million
                                                         0.65%  $1 billion - $2.99 billion
                                                         0.625% $3 billion - $4.99 billion
                                                         0.60%  $5 billion and above

      -------------------------------------------------------------------------------------
      Strong Advisor International Core Fund             0.75%  $0 - $4 billion
                                                         0.725% next $2 billion
                                                         0.70%  $6 billion and above

      WF INTERNATIONAL CORE FUND (NEW)                   0.95%  $0 - $499 million
                                                         0.90%  $500 - $999 million
                                                         0.85%  $1 billion - $2.99 billion
                                                         0.825% $3 billion - $4.99 billion
                                                         0.80%  $5 billion and above

      -------------------------------------------------------------------------------------
      Strong Advisor Large Company Core Fund             0.75%  $0 - $4 billion
                                                         0.725% next $2 billion
                                                         0.70%  $6 billion and above

      WF LARGE COMPANY CORE FUND (NEW)                   0.75%  $0 - $499 million
                                                         0.70%  $500 - $999 million
                                                         0.65%  $1 billion - $2.99 billion
                                                         0.625% $3 billion - $4.99 billion
                                                         0.60%  $5 billion and above

      -------------------------------------------------------------------------------------
      Strong Advisor Mid Cap Growth Fund                 0.75%  $0 - $4 billion
                                                         0.725% next $2 billion
                                                         0.70%  $6 billion and above

      WF MONTGOMERY MID CAP GROWTH FUND                  0.75%  $0 - $499 million
                                                         0.70%  $500 - $999 million
      -------------------------------------------------------------------------------------

      -------------------------------------------------------------------------------------
      STRONG FUND/ACQUIRING FUND                         ADVISORY FEE (CONTRACTUAL)
      -------------------------------------------------------------------------------------
                                                         0.65%  $1 billion - $2.99 billion
                                                         0.625% $3 billion - $4.99 billion
                                                         0.60%  $5 billion and above

      -------------------------------------------------------------------------------------
      Strong Advisor Municipal Bond Fund                 0.37%  $0 - $4 billion
                                                         0.345% next $2 billion
                                                         0.32%  $6 billion and above

      WF MUNICIPAL BOND FUND (NEW)                       0.40%  $0 - $499 million
                                                         0.35%  $500 - $999 million
                                                         0.30%  $1 billion - $2.99 billion
                                                         0.275% $3 billion - $4.99 billion
                                                         0.25%  $5 billion and above

      -------------------------------------------------------------------------------------
      Strong Advisor Select Fund                         0.75%  $0 - $4 billion
                                                         0.725% next $2 billion
                                                         0.70%  $6 billion and above

      WF ENDEAVOR SELECT FUND (NEW)                      0.75%  $0 - $499 million
                                                         0.70%  $500 - $999 million
                                                         0.65%  $1 billion - $2.99 billion
                                                         0.625% $3 billion - $4.99 billion
                                                         0.60%  $5 billion and above

      -------------------------------------------------------------------------------------
      Strong Advisor Short Duration Bond Fund            0.375% $0 - $4 billion
                                                         0.35%  next $2 billion
                                                         0.325% $6 billion and above

      WF ULTRA-SHORT DURATION BOND FUND (NEW)            0.45%  $0 - $499 million
                                                         0.40%  $500 - $999 million
                                                         0.35%  $1 billion - $2.99 billion
                                                         0.325% $3 billion - $4.99 billion
                                                         0.30%  $5 billion and above

      -------------------------------------------------------------------------------------
      Strong Advisor Small Cap Value Fund                0.75%  $0 - $4 billion
                                                         0.725% next $2 billion
                                                         0.70%  $6 billion and above

      WF SMALL CAP VALUE FUND (NEW)                      0.90%  $0 - $499 million
                                                         0.85%  $500 - $999 million
                                                         0.80%  $1 billion - $2.99 billion
                                                         0.775% $3 billion - $4.99 billion
                                                         0.75%  $5 billion and above

      -------------------------------------------------------------------------------------
      Strong Advisor Strategic Income Fund               0.50%  $0 - $4 billion
                                                         0.475% next $2 billion
                                                         0.45%  $6 billion and above

      WF STRATEGIC INCOME FUND (NEW)                     0.55%  $0 - $499 million
                                                         0.50%  $500 - $999 million
                                                         0.45%  $1 billion - $2.99 billion
                                                         0.425% $3 billion - $4.99 billion
                                                         0.40%  $5 billion and above

      -------------------------------------------------------------------------------------
      Strong Advisor Technology Fund                     0.75%  $0 - $4 billion
                                                         0.725% next $2 billion
      -------------------------------------------------------------------------------------

      -------------------------------------------------------------------------------------
      STRONG FUND/ACQUIRING FUND                         ADVISORY FEE (CONTRACTUAL)
      -------------------------------------------------------------------------------------
                                                         0.70%  $6 billion and above

      WF SPECIALIZED TECHNOLOGY FUND                     1.05%  $0 - $499 million
                                                         1.00%  $500 - $999 million
                                                         0.95%  $1 billion - $2.99 billion
                                                         0.925% $3 billion - $4.99 billion
                                                         0.90%  $5 billion and above

      -------------------------------------------------------------------------------------
      Strong Advisor U.S. Small/Mid Cap Growth Fund      0.75%  $0 - $4 billion
                                                         0.725% next $2 billion
                                                         0.70%  $6 billion and above

      WF MONTGOMERY SMALL CAP FUND                       0.90%  $0 - $499 million
                                                         0.85%  $500 - $999 million
                                                         0.80%  $1 billion - $2.99 billion
                                                         0.775% $3 billion - $4.99 billion
                                                         0.75%  $5 billion and above

      -------------------------------------------------------------------------------------
      Strong Advisor U.S. Value Fund                     0.55%

      WF U.S. VALUE FUND (NEW)                           0.75%  $0 - $499 million
                                                         0.70%  $500 - $999 million
                                                         0.65%  $1 billion - $2.99 billion
                                                         0.625% $3 billion - $4.99 billion
                                                         0.60%  $5 billion and above

      -------------------------------------------------------------------------------------
      Strong Advisor Utilities and Energy Fund           0.75%  $0 - $4 billion
                                                         0.725% next $2 billion
                                                         0.70%  $6 billion and above

      WF EQUITY INCOME FUND                              0.75%  $0 - $499 million
                                                         0.70%  $500 - $999 million
                                                         0.65%  $1 billion - $2.99 billion
                                                         0.625% $3 billion - $4.99 billion
                                                         0.60%  $5 billion and above

      -------------------------------------------------------------------------------------
      Strong Blue Chip Fund                              0.50%

      WF LARGE COMPANY GROWTH FUND                       0.75%  $0 - $499 million
                                                         0.70%  $500 - $999 million
                                                         0.65%  $1 billion - $2.99 billion
                                                         0.625% $3 billion - $4.99 billion
                                                         0.60%  $5 billion and above

      -------------------------------------------------------------------------------------
      Strong Corporate Income Fund                       0.375% $0 - $4 billion
                                                         0.35%  next $2 billion
                                                         0.325% $6 billion and above

      WF MONTGOMERY TOTAL RETURN BOND FUND               0.45%  $0 - $499 million
                                                         0.40%  $500 - $999 million
                                                         0.35%  $1 billion - $2.99 billion
                                                         0.325% $3 billion - $4.99 billion
                                                         0.30%  $5 billion and above
      -------------------------------------------------------------------------------------

      -------------------------------------------------------------------------------------
      STRONG FUND/ACQUIRING FUND                         ADVISORY FEE (CONTRACTUAL)
      -------------------------------------------------------------------------------------
      -------------------------------------------------------------------------------------
      Strong Multi Cap Value Fund                        0.75%

      WF SMALL CAP VALUE FUND (NEW)                      0.90%  $0 - $499 million
                                                         0.85%  $500 - $999 million
                                                         0.80%  $1 billion - $2.99 billion
                                                         0.775% $3 billion - $4.99 billion
                                                         0.75%  $5 billion and above

      -------------------------------------------------------------------------------------
      Strong Municipal Bond Fund                         0.35%  $0 - $4 billion
                                                         0.325% next $2 billion
                                                         0.30%  $6 billion and above

      WF MUNICIPAL BOND FUND (NEW)                       0.40%  $0 - $499 million
                                                         0.35%  $500 - $999 million
                                                         0.30%  $1 billion - $2.99 billion
                                                         0.275% $3 billion - $4.99 billion
                                                         0.25%  $5 billion and above

      -------------------------------------------------------------------------------------
      Strong Strategic Value Fund                        0.75%  $0 - $4 billion
                                                         0.725% next $2 billion
                                                         0.70%  $6 billion and above

      WF U.S. VALUE FUND (NEW)                           0.75%  $0 - $499 million
                                                         0.70%  $500 - $999 million
                                                         0.65%  $1 billion - $2.99 billion
                                                         0.625% $3 billion - $4.99 billion
                                                         0.60%  $5 billion and above

      -------------------------------------------------------------------------------------
      Strong Technology 100 Fund                         0.75%  $0 - $4 billion
                                                         0.725% next $2 billion
                                                         0.70%  $6 billion and above

      WF SPECIALIZED TECHNOLOGY FUND                     1.05%  $0 - $499 million
                                                         1.00%  $500 - $999 million
                                                         0.95%  $1 billion - $2.99 billion
                                                         0.925% $3 billion - $4.99 billion
                                                         0.90%  $5 billion and above

      -------------------------------------------------------------------------------------
      Strong U.S. Emerging Growth Fund                   0.75%  $0 - $4 billion
                                                         0.725% next $2 billion
                                                         0.70%  $6 billion and above

      WF MONTGOMERY SMALL CAP FUND                       0.90%  $0 - $499 million
                                                         0.85%  $500 - $999 million
                                                         0.80%  $1 billion - $2.99 billion
                                                         0.775% $3 billion - $4.99 billion
                                                         0.75%  $5 billion and above

      -------------------------------------------------------------------------------------
      Strong Value Fund                                  0.75%  $0 - $4 billion
                                                         0.725% next $2 billion
                                                         0.70%  $6 billion and above

                                                         0.75%  $0 - $499 million
      -------------------------------------------------------------------------------------

      -------------------------------------------------------------------------------------
      STRONG FUND/ACQUIRING FUND                         ADVISORY FEE (CONTRACTUAL)
      -------------------------------------------------------------------------------------
WF LARGE COMPANY CORE FUND (NEW)                         0.70%  $500 - $999 million
                                                         0.65%  $1 billion - $2.99 billion
                                                         0.625% $3 billion - $4.99 billion
                                                         0.60%  $5 billion and above

      -------------------------------------------------------------------------------------

OTHER PRINCIPAL SERVICE PROVIDERS

            The following is a list of principal service providers for the Strong Funds and the Acquiring Funds:

-----------------------------------------------------------------------------------------------------------------------
                                                  SERVICE PROVIDERS(1)

SERVICE                       STRONG FUNDS                                   WELLS FARGO FUNDS
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER            Strong Capital Management, Inc.                Wells Fargo Funds Management, LLC
                              P.O. Box 2936                                  525 Market Street
                              Milwaukee, WI 53201                            San Francisco, CA  94105
                              (Investment Adviser to each of the Strong
                              Funds)

                              Next Century Growth Investors LLC              Wells Capital Management Incorporated
SUB-ADVISER                   5500 Wayzata Boulevard                         525 Market Street
                              Minneapolis, MN 55416                          San Francisco, CA 94105
                              (Sub-Adviser to the Strong Advisor U.S.        (Sub-Adviser to each of the Acquiring
                              Small/Mid Cap Growth Fund and Strong U.S.      Funds except the WF Large Company Core
                              Emerging Growth Fund)                          Fund, WF Large Company Growth Fund, WF
                                                                             International Core Fund and WF Specialized
                              Sloate Weisman, Murray & Company, Inc.         Technology Fund)
                              230 Park Avenue, 7th Floor
                              New York, NY 10169                             Matrix Asset Advisors, Inc.
                              (Sub-Adviser to the Strong Value Fund)         747 Third Avenue
                                                                             31st Floor
                              W. H. Reaves & Co., Inc.                       New York, NY 10017
                              10 Exchange Place, 18th Floor                  (Sub-Adviser to the WF Large Company Core
                              Jersey City, NJ 07302                          Fund)
                              (Sub-Adviser to the Strong Advisor Utilities
                              and Energy Fund)                               New Star Institutional Managers Limited
                                                                             1 Knightsbridge Green,
                                                                             London, SW1X 7NE
                                                                             England
                                                                             (Sub-Adviser to the WF International Core
                                                                             Fund)

                                                                             Peregrine Capital Management, Inc.
                                                                             La Salle Plaza
                                                                             800 La Salle Avenue
                                                                             Suite 1850
                                                                             Minneapolis, MN 55402
                                                                             (Sub-Adviser to the WF Large Company
                                                                             Growth Fund)

-----------------------------------------------------------------------------------------------------------------------
                                                  SERVICE PROVIDERS(1)

SERVICE                       STRONG FUNDS                                   WELLS FARGO FUNDS
-----------------------------------------------------------------------------------------------------------------------
                                                                             RCM Capital Management, LLC
                                                                             4 Embarcadero Center
                                                                             San Francisco, CA 94111
                                                                             (Sub-Adviser to the WF Specialized
                                                                             Technology Fund)

                                                                             Stephens Inc.
DISTRIBUTOR                   Strong Investments, Inc.                       111 Center Street
                              P.O. Box 2936                                  Little Rock, AR 72201(2)
                              Milwaukee, WI 53201

ADMINISTRATOR                 Strong Investor Services, Inc.                 Wells Fargo Funds Management, LLC

CUSTODIAN                     State Street Bank and Trust Company            Wells Fargo Bank, N.A.
                                                                             6th St. & Marquette
                                                                             Minneapolis, MN 55479
                                                                             PFPC, Inc.
FUND ACCOUNTANTS              Strong Investor Services, Inc.(3)              400 Bellevue parkway
                                                                             Wilmington, DE 19809
                                                                             Boston Financial Data Services, Inc.
TRANSFER AGENT AND DIVIDEND   Strong Investor Services, Inc.                 1250 Hancock Street
DISBURSING AGENT                                                             Quincy, MA 02169

FUND COUNSEL                  Godfrey & Kahn, S.C.                           Morrison & Foerster LLP
                              780 North Water Street,                        2000 Pennsylvania Avenue, NW
                              Milwaukee, WI 53202                            Washington, DC 20006

(1) If the Proposals are approved, the Strong Funds are expected to transition from their current service providers to the Wells Fargo Funds service providers during the first quarter of 2005.

(2) Stephens Inc. currently acts, and Wells Fargo Funds Distributor, LLC, located at 525 Market Street, San Francisco, CA 94105, has been approved to act beginning at or before the closing of the Reorganization, as the distributor for the Wells Fargo Funds.

(3) Strong Investor Services, Inc. has contracted with State Street Bank & Trust Company to provide a number of fund accounting services to the Strong Funds.

If the Proposals are approved by shareholders, it is expected that the Strong Funds will transition from most of their other current service providers to the Wells Fargo Fund's service providers during the first quarter of 2005.

COMPARISON OF BUSINESS STRUCTURES

            Federal securities laws largely govern the way mutual funds operate, but they do not cover every aspect of a fund's existence and operation. State law and each Fund's governing documents create additional operating rules and restrictions that the Funds must follow. The Strong Funds are organized as series of Wisconsin corporations whose operations are governed by their Articles of Incorporation and By-laws and applicable Wisconsin law. The Wells Fargo Funds, series of Wells Fargo Funds Trust, are organized as Delaware statutory trusts and are governed by their Trust Instrument/Declarations of Trust and By-laws (if applicable) and applicable Delaware law. The difference between operating as a series of a Wisconsin corporation or a Delaware statutory trust is not expected to significantly affect the operation of any Strong Fund or change the responsibilities, powers or fiduciary duty owed to shareholders by a Fund's board of directors or trustees and officers.

            Under Wisconsin and Delaware law, corporations and statutory trusts, respectively, are operated by their boards of directors or trustees and by officers appointed by the board. Wells Fargo Funds Trust has different Trustees and Officers than the Directors and Officers of the Strong Funds. For more information about the current

Directors and Officers of the Strong Funds and the Trustees and Officers of Wells Fargo Funds Trust, consult the current Strong Funds and Wells Fargo Funds SAIs.

            Under Delaware law, shareholders of a statutory trust have the right to vote on matters as specified in the declaration of trust and by-laws, if any. The Declaration of Trust for Wells Fargo Funds Trust requires shareholder approval of a matter only if required under the federal securities laws or if the board decides to submit the matter to shareholders; and permits the board of trustees to amend the Declaration of Trust without shareholder approval unless the federal securities laws expressly require it. In contrast, under Wisconsin law, shareholders of a corporation have the right to vote on various significant matters. Among other things, Strong Fund shareholders have voting rights with respect to certain matters, such as mergers and consolidations, certain amendments to the Articles of Incorporation, and the sale of assets other than in the regular course of business. Thus, there are certain matters that Wells Fargo Funds Trust's Board of Trustees is able to accomplish without obtaining shareholder approval which the Strong Funds' Board is not able to accomplish without their approval.

            Delaware law provides that shareholders of the Wells Fargo Funds shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The courts of some states, however, may decline to apply Delaware law on this point. In addition, the Declaration of Trust provides for indemnification out of the Fund's property of any shareholder or former shareholder held personally liable for the obligations of the Fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. Under Delaware law and Funds Trust's Declaration of Trust, the Trustees and Officers of Funds Trust are indemnified against liabilities and expenses incurred in connection with proceedings relating to their positions as such, absent disabling conduct.

            Under Wisconsin law and the Strong Funds' Bylaws, each Strong Fund is required to indemnify its officers and directors against liabilities and expenses incurred in connection with proceedings relating to their positions as officers and directors, except under certain limited circumstances involving wrongful conduct by the officers and directors. In addition, Strong Fund has agreed to indemnify its directors who are not "interested persons," as defined in the 1940 Act, against all liability and expenses reasonably incurred or paid by such director in connection with any proceeding in which the director is involved by virtue of being a director of the Strong Fund. In addition, Section 180.622(2)(b) of the Wisconsin statutes provides that shareholders of a corporation organized under Chapter 180 of the Wisconsin statutes may be assessed up to the par value of their shares to satisfy the obligations of such corporation to its employees for services rendered, but not exceeding six months service in the case of any individual employee. Certain Wisconsin courts have interpreted "par value" to mean the full amount paid by the purchaser of shares upon the issuance thereof. The Strong Funds have only one employee.

TERMS OF THE REORGANIZATION

            In each Reorganization, an Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of its corresponding Acquired Fund in exchange for shares of equal value of such Acquiring Fund. Each Reorganization is governed by the Reorganization Plan, attached as Exhibit F.

            Each Reorganization Plan specifies the method of determining the net value of each Acquired Fund's assets and the net asset value of each Acquiring Class share. Wells Fargo will determine the number of shares of each Acquiring Class to issue by dividing the net value of the acquired assets attributable to the corresponding Acquired Class by the net asset value of one Acquiring Class share. To determine the net asset value of the Acquiring Fund shares to be delivered, and the net value of the Acquired Assets being conveyed, the parties will use the standard valuation methods used by Wells Fargo Funds in determining daily net asset values.

            The Acquired Fund will distribute the Acquiring Fund shares it receives in the Reorganization to its shareholders. Shareholders of record of each Acquired Fund will be credited with shares of the corresponding class of the corresponding Acquiring Fund having an aggregate value equal to the Acquired Fund shares that the shareholder held immediately prior to the Effective Time. As soon as reasonably practicable following the steps described above, each Acquired Fund shall be liquidated and dissolved, transferring the Excluded Assets and Excluded Liabilities to a new trust, the Successor Trust. Excluded Assets, Excluded Liabilities and Successor Trust are defined in the Reorganization Plan.

            As defined, Excluded Assets and Excluded Liabilities essentially include, without limitation, rights, claims or liabilities relating to allegations of mutual fund trading abuses and related matters contained in a complaint filed by the New York Attorney General and settled September 3, 2003 against Canary Capital Partners, LLC and various related defendants, including certain shareholder class actions and derivative actions, any litigation or other proceeding arising out of the same or similar allegations, any litigation or other proceeding arising out of any investigations or other matters known to Strong Funds, and any personal trading in mutual funds by Richard S. Strong. Excluded Assets include rights to receive insurance proceeds, if any, and indemnification payments, if any, from SFC relating to these matters. The Successor Trust is intended to resolve claims related to the Excluded Assets and Excluded Liabilities.

            Upon resolution by the Successor Trust of these claims, the proceeds from an Acquired Fund's Excluded Assets may exceed the amount of its Excluded Liabilities. If so, the Successor Trust will distribute net proceeds to shareholders or former shareholders in a manner that is consistent with applicable law or regulation, as directed by a court or claims administrator in connection with resolving such claims, or otherwise in a manner consistent with the fiduciary duties of the Successor Trust's trustees. There can be no assurance that any such proceeds will be received or that they will exceed the amount of Excluded Liabilities.

            Under applicable state laws, in the event that an Acquired Fund's Excluded Assets were not sufficient to satisfy all of its Excluded Liabilities, the Acquired Fund's directors could have personal liability for the amount of the unsatisfied liabilities. SFC has agreed to indemnify the Acquired Fund's directors against any such personal liability.

            Until the closing of the Transaction (currently expected to occur on or about [DECEMBER 31, 2004]), either the Strong Funds Board or the Board of Trustees of Wells Fargo Funds Trust may terminate the Reorganization Plan with respect to any Acquired Fund or Acquiring Fund by notice to the other party if that Board determines that the consummation of the Reorganization is not in the best interests of its fund's shareholders. After the closing of the Transaction, however, a party's Board may not terminate the Reorganization Plan with respect to any Acquiring Fund or Acquired Fund, even if that Board determines that the consummation of the Reorganization is no longer in the best interests of its fund's shareholders, or that the interests of shareholders would be diluted as a result of the Reorganization, but rather only if the conditions to its fund's obligations to consummate the Reorganization are not satisfied or waived. Because a period of time is expected to elapse between the closing of the Transaction and the expected consummation of the Reorganization (currently expected to occur on or about [APRIL 8, 2005]), there is a risk that circumstances may change such that consummation of a fund's Reorganization is no longer believed by a Board to be in the best interests of a participating fund's shareholders, or such that the interests of shareholders would be diluted as a result of the Reorganization, but that fund is still required to consummate the Reorganization.

            Completion of the Reorganization is subject to numerous customary conditions set forth in the Reorganization Plan. An important condition to closing is that the parties receive a tax opinion that concludes, among other things, that each Reorganization will qualify as a "reorganization" for U.S. federal income tax purposes. As such, the Reorganizations will not be taxable for such purposes to the Acquired Funds, the Acquiring Funds, or the Acquired Funds' shareholders, except insofar as the Acquired Funds' shareholders receive payments in respect of Excluded Assets (as discussed below under "Material U. S. Federal Income Tax Consequences of the Reorganization - Treatment of Excluded Assets and Excluded Liabilities"). Certain other U.S. federal income tax consequences of the Reorganization are discussed in detail under the heading "Material U.S. Federal Income Tax Consequences of the Reorganization." Another condition is that each Acquired Fund whose taxable year will close as a result of its Reorganization declare distributions to its shareholders to the extent of its previously undistributed income and realized capital gains prior to the closing of the Reorganizations. The closing also is conditioned on the parties delivering and receiving the necessary documents to transfer assets and liabilities in exchange for shares of the Acquiring Funds. Following the closing, each Acquired Fund, and the corporation or trust of which it is a series, will be dissolved under applicable state law.

BOARD CONSIDERATION OF THE REORGANIZATION

            In December 2003, the Board was informed by SCM that SFC had retained Goldman Sachs & Co. to assist in a search for a buyer of SFC's investment advisory business. In early March 2004, SCM reported to the Board that SFC and Wells Fargo were working toward a definitive agreement whereby SFC's investment advisory business would be acquired by Wells Fargo. On March 8, 2004, Funds Management made an initial presentation to the Board regarding its asset management and investment products distribution businesses. The presentation included

Funds Management's preliminary ideas on combining the Wells Fargo Funds and the Strong Funds into a single mutual fund complex.

            In May 2004, the Board retained an independent financial consultant, Bobroff Consulting, to help with its evaluation and negotiation of the Funds Management proposal concerning the Strong Funds. The Board's independent financial consultant was asked to evaluate the overall advisory and distribution capability of Wells Fargo, including its ability to support the Strong Funds' existing distribution arrangements. The Board's independent financial consultant also was asked to evaluate the proposed Reorganization and restructurings, including, where applicable, the appropriateness of the proposed Reorganization candidates, the quality of the investment performance records, the compatibility of investment styles, the level of expenses after giving effect to the proposed Reorganization, and the impact of the Reorganization on Strong Funds tax attributes such as capital loss carryforwards.

            On May 20, 2004, the Board met again with representatives of Wells Fargo. The Board's independent financial consultant also attended this meeting. At this meeting, Wells Fargo presented preliminary materials on proposed distribution arrangements and strategies, service providers, expense structures and Fund Reorganizations. The Board also met with the Chief Investment Officer of Wells Capital and members of certain Wells Capital investment teams, and received updates on which SCM investment managers had agreed to join Wells Fargo after the closing of the Transaction. Following the May meeting, the Board and its independent financial consultant received additional information regarding the matters covered in the Wells Fargo presentation, including the proposed Fund Reorganizations.

            After the May meeting, the Board conducted certain reviews with the assistance of the Board's independent legal counsel and counsel to the Strong Funds. The reviews covered the Wells Fargo Funds, Funds Management and each Wells Fargo entity that provides or was proposed to provide services to the Wells Fargo Funds after giving effect to the Reorganization. With respect to the Wells Fargo Funds, the review included, among other things, (a) organizational documents, (b) certain documents filed with the Securities and Exchange Commission, (c) certain service provider contracts, (d) certain materials related to the registration of shares, (e) certain materials concerning legal proceedings and regulatory matters, (f) certain materials concerning insurance and (g) certain Fund policies and procedures. With respect to Funds Management and its affiliates, the review included, among other things, (a) certain organizational documents, (b) certain materials concerning legal proceedings and regulatory matters, (c) various aspects of investment management and fiduciary compliance, (d) various aspects of risk management processes and procedures, (e) various aspects of brokerage and trading practices, (f) certain personnel matters, (g) certain materials concerning insurance, (h) certain financial statements and (i) various aspects of administrative systems. Both sets of counsel prepared written reports for the Board about the review that had been performed.

            On June 23, 2004, the Board and its independent financial consultant again met with representatives of Wells Fargo. At this meeting, Wells Fargo presented additional information regarding the proposed Fund Reorganizations and various distribution matters. The proposal contemplated that only one Fund in the Strong Funds complex would not be merged into the Wells Fargo Fund complex. The proposal also stated that, based on current assumptions, total Fund expenses for Strong Funds shareholders would be reduced by $5.8 million, after giving effect to the proposed Reorganizations and assuming current asset levels. The proposal noted that this reduction did not include the expense reduction the Board had obtained from SCM in May 2004, when the investment advisory agreements with SCM were renewed.

            During July 2004, members of the Board conducted interviews of the lead portfolio managers of each investment team from Wells Fargo and its affiliates who were proposed to manage significant Strong Fund assets after the Reorganizations. The Board also received progress reports from its independent financial consultant.

            Another meeting of the Board, the Board's independent financial consultant and representatives of Wells Fargo was held on July 26, 2004. At this meeting, the Board received an updated presentation from Wells Fargo on the proposed Reorganizations and certain pricing matters. Following the meeting, the Board directed its independent financial consultant to engage in further negotiations with Wells Fargo to reduce fees on a number of the proposed Reorganizations. As a result, further fee reductions were achieved.

            The Board and its independent financial consultant met again with representatives of Wells Fargo on August 12, 2004, at which time Wells Fargo delivered its final presentation on the proposed Reorganizations. That presentation stated that Wells Fargo would cap, through April 30, 2007, total Fund operating expenses at the levels contained in the presentation. The presentation also stated that the total annual operating expense ratio reduction to

Strong Funds shareholders would be at least $6 million, after giving effect to the proposed reorganizations and assuming current asset levels. The presentation noted that this reduction (which includes the total Fund expense reduction described above) was in addition to the expense reduction the Board had obtained from SCM in May 2004 when the investment advisory agreements with SCM were renewed. The materials provided by Wells Fargo to the Board also included information on the investment objectives and the strategies of the Wells Fargo Funds, comparative operating expense ratios and performance information, and an analysis of the projected benefits to Strong Fund shareholders from the proposed reorganizations.

            The Board's independent legal counsel and Strong Fund counsel also made oral presentations to the Board at the August meeting, summarizing the results of their reviews. The Board's independent financial consultant also delivered a written report for the Board and made an oral presentation to the Board detailing their work, findings and conclusions. The independent financial consultant's report included, among other things, fee and expense comparisons and a review of investment performance records and the compatibility of investment styles. The report also included information about Wells Fargo's plans to support and maintain the no-load funds and both direct and intermediary marketing efforts.

            Also at the August meeting, in response to the Board's request based on its review, Wells Fargo agreed to change one of the proposed Acquiring Fund candidates. The Chief Compliance Officer of the Wells Fargo Funds made a presentation to the Board on Funds Management's compliance organization.

            On August 13, 2004, the Strong Funds Board of Directors unanimously determined that the reorganizations were in the best interests of the shareholders of each Strong Fund and each Strong Fund, and that as of that date the interests of the existing shareholders of each Strong Fund would not be diluted as a result of the Reorganizations. The Board's decision was subject to certain conditions. Those conditions were satisfied by mid-September, 2004. No member of the Board is an "interested person" (within the meaning of the 1940
Act) of the Strong Funds, SFC or SCM.

            In determining whether to approve the Reorganization Plan and to recommend approval of the Reorganization to shareholders of the Strong Funds, the Board made inquiries into a number of matters and considered the following, among other things:

(i) the Board's desire to preserve for Strong Funds shareholders as much as possible the portfolio management, shareholder services and shareholder interface they currently enjoy, as well as access to the wide array of funds they currently enjoy;

(ii) the decision by SFC to sell much of SCM's investment management business, and the decision by Wells Capital to employ many of the key investment management professionals who previously managed the Strong Funds and to preserve the Strong Funds' current customer call center and other shareholder services;

(iii) Strong and its affiliates' agreement to provide continuing administrative and operational services to the Strong Funds during the interim period until the conversion to Wells Fargo's third-party providers;

(iv) the anticipated effect of the Reorganization on per-share expense ratios, both before and after waivers, of the Strong Funds, including that Funds Management had agreed to cap overall fund expense ratios through at least April 30, 2007 (the Board also noted that after that time Fund expense ratios could increase only with the approval of the Board of the Wells Fargo Funds), that Funds Management would be bound by the fund expense reductions implemented as part of SCM's recent regulatory settlements and that certain funds were expected to benefit from economies of scale as a result of reaching breakpoints in fee schedules;

(v) the investment management fee and other fees paid by the Wells Fargo Funds, and the historical and projected expense ratios of the Wells Fargo Funds as compared with those of the Strong Funds and industry peer groups;

(vi) the historical investment performance records of the Strong Funds and the Wells Fargo Funds, relative to each other and relative to peer groups;

(vii) the anticipated benefits of economies of scale for the Strong Funds and benefits to their shareholders of promoting more efficient operations and enabling greater diversification of investments--for more information on this consideration see "Gross and Net Operating Expense Ratios of the Funds" below;

(viii) the current circumstances of SFC, SCM and the Strong Funds, including the recent regulatory investigations and settlements involving market timing, the litigation pending on the same and related matters, the continued outflows from the Funds since September 2003 and the continued substantial departure of personnel (including portfolio managers) from SCM and other affiliated Strong service providers to the Funds since September 2003;

(ix) that the Strong transfer agent is required to cease operating as a transfer agent within one year after the regulatory settlements;

(x)         the apparent lack of favorable alternatives;

(xi) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests;

(xii) the potential benefits to Strong Funds' shareholders resulting from the Strong Funds' access to the larger distribution network and capability of the Wells Fargo Funds;

(xiii) the Board's understanding of Wells Fargo's plans concerning direct and intermediary marketing, support for the no-load funds, shareholder services including web-based services, and shareholders' ability to hold fund shares, after the Reorganization, in "no transaction fee" platforms;

(xiv) the viability of the Strong Funds absent approval of the proposed Reorganization;

(xv) the relative compatibility of the investment objectives, policies and restrictions of the Strong Funds and their corresponding Wells Fargo Funds;

(xvi) the service features and investment options available to shareholders of the Strong Funds and the Wells Fargo Funds;

(xvii)      the reputation, financial strength and resources of Wells Fargo;

(xviii) the capabilities, practices and resources of Funds Management and the other service providers to the Wells Fargo Funds;

(xix) the qualifications and experience of the personnel at Funds Management that are involved with the Wells Fargo Funds;

(xx)        the shareholder services offered by Wells Fargo;

(xxi) the regulatory review of the Wells Fargo Funds and Funds Management conducted by the Board;

(xxii) that the expenses of the Reorganization would not be borne by Strong Funds' shareholders; and

(xxiii) the expected treatment of the Reorganization as a "reorganization" under Section 368(a) of the Internal Revenue Code for U.S. federal income tax purposes.

            Some of the above factors, which served as the basis for the Board's determination to approve the Reorganization, are discussed in greater detail below.

      o     GREATER PRODUCT ARRAY AND ENHANCED RANGE OF INVESTMENT OPTIONS.

            Investors in Wells Fargo Funds enjoy a wide array of investment options and strategies. At the closing of the Reorganization, the Wells Fargo Funds family is expected to have over 115 publicly offered funds, including equity funds, international and emerging markets funds, asset allocation funds, tax-free funds, income funds and money market funds. This broad range of investment options will permit an investor in Wells Fargo Funds to diversify his or her investments and to participate in investment styles currently prevalent in the market. Shareholders are free, with a few exceptions, to make exchanges of the same class of shares between Wells Fargo Funds without additional charge. Thus, if the Reorganization is approved, Strong Fund shareholders will have increased investment options and greater flexibility to change investments through exchanges. Such exchanges generally are taxable. Absent approval of the proposed Reorganization, the alternatives available to the Strong Funds are limited and may include the engagement of another investment adviser or liquidations.

      o     WELLS FARGO FUNDS SHAREHOLDER SERVICE CAPABILITIES

            With over $76 billion in assets under management, as of June 30, 2004, Wells Fargo Funds is the 28th largest mutual fund company in the United States. In addition, the scale and financial resources of Funds

Management allows Wells Fargo Funds to provide increased sales and service capabilities to fund shareholders and their financial intermediaries. Investors in Wells Fargo Funds have access to a highly rated telephone service operation (for both shareholders and their financial intermediaries), automated services, and Internet services. Further, Funds Management provides convenient branch locations and access to other financial products and services. These shareholder services will be available to Strong Fund shareholders if the Reorganization is approved. In addition, the Strong Funds call center is expected to remain in place to serve shareholders.

      o     GREATER ECONOMIES OF SCALE

            Wells Fargo Funds and the Strong Funds have the potential to benefit from greater economies of scale by, among other things, having a larger group of funds with greater assets, thereby reducing certain fixed costs (such as legal, compliance and board of director/trustee expenses) as a percentage of fund assets. In addition, as a result of the Reorganization, certain funds are expected to benefit from economies of scale as a result of reaching breakpoints in fee schedules.

      o     PORTFOLIO MANAGEMENT

            Wells Fargo Funds has depth in its investment management personnel provided by Funds Management and the various sub-advisers that run the day-to-day operations of the Wells Fargo Funds. Also, Wells Capital has agreed to hire the small cap, mid cap core, mid cap growth, all cap value, all cap growth, large cap growth, Asia Pacific, and fixed income portfolio management teams that manage certain of the Strong Funds, and those portfolio managers will continue to manage many of the applicable Strong Funds as employees of Wells Capital, rather than as employees of SCM.

      o     COMPATIBLE OBJECTIVES AND INVESTMENT STRATEGIES

            As discussed in the section entitled "Comparison of Investment Objectives, Principal Investment Strategies and Policies," each Acquiring Fund and corresponding Strong Fund generally have compatible investment objectives and strategies. As a result, the proposed Reorganization, based on current facts, is not expected to cause significant portfolio turnover or transaction expenses from the sale of securities that are incompatible with the investment objective(s) of the Acquiring Fund. It also is not expected to significantly alter the risk/potential return profile of any shareholder's investment except as described in the comparison section. Further, the continuation of one or more of the current portfolio managers for the Strong Advisor Common Stock Fund, Strong Advisor Endeavor Large Cap Fund, Strong Advisor Select Fund, Strong Advisor Short Duration Bond Fund, Strong Advisor Small Cap Value Fund, Strong Advisor Strategic Income Fund, Strong Advisor U.S. Value Fund, and Strong Municipal Bond Fund as portfolio manager(s) of the corresponding Wells Fargo Funds is expected to maintain a consistent investment style between those Strong Funds and their corresponding Wells Fargo Funds.

      o     COMPARATIVE PERFORMANCE

            Shareholders can consult the chart under the heading "Performance" in this Prospectus/Proxy Statement for Fund specific performance comparisons. In the Reorganizations involving the Strong Advisor Common Stock Fund, Strong Advisor Endeavor Large Cap Fund, Strong Advisor International Core Fund, Strong Advisor Large Company Core Fund, Strong Advisor Select Fund, Strong Advisor Short Duration Bond Fund, Strong Advisor Small Cap Value Fund, Strong Advisor Strategic Income Fund, Strong Advisor U.S. Value Fund, and Strong Municipal Bond Fund, the Acquiring Fund will assume the financial history, including the performance history of the predecessor Strong Fund at the closing of the Reorganization. Also, in each other Reorganization, the Acquiring Fund generally has comparable or better performance than the corresponding Strong Fund.

      o     GROSS AND NET OPERATING EXPENSE RATIOS OF THE FUNDS

            The Board also considered the net and gross operating expense ratios for each Strong Fund and corresponding Acquiring Fund and noted the potential for future savings and reductions. For most Reorganizations, except for those involving the Strong Advisor Bond Fund (Institutional Class), Strong Advisor International Core Fund (Class A, Class B, and Class C), and Strong Corporate Income Fund (Investor Class), the Acquiring Fund, has the same or a lower net operating expense ratio (after contractual and voluntary waivers and absorptions) than the Strong Fund. Thus, with these limited exceptions shareholders will pay the same or lower fees as a result of the Reorganization.

      o     TAX-FREE REORGANIZATION

            The Board also considered the expectation that each Reorganization will be treated as a "reorganization" for U.S. federal income tax purposes. Prior to the Reorganization, if you as a Strong Funds shareholder were to redeem your investment in the Strong Funds and invest the proceeds in another Fund or other investment product, you generally would recognize gain or loss for U.S. federal income tax purposes upon the redemption of the shares. By contrast, it is intended that, for such purposes: (1) you will not recognize a taxable gain or a loss on the exchange of your Acquired Fund shares for shares of the corresponding Acquiring Fund, although you may recognize gain to the extent you receive a payment in respect of Excluded Assets; (2) you will have the same aggregate tax cost basis in your Acquiring Fund shares as you had in your Acquired Fund shares; and (3) assuming that you hold your Acquired Fund shares as a capital asset, the same holding period for your Acquiring Fund shares will include the period for which you held your Acquired fund shares. As a shareholder of an open-end fund, you will continue to have the right to redeem any or all of your shares at net asset value at any time. At that time, you generally would recognize a gain or loss for U.S. federal income tax purposes.

      o     EXPENSES OF THE REORGANIZATION

            Funds Management and SFC share equally all of the costs of preparing, printing, and mailing the Prospectus/Proxy Statement and related solicitation expenses for the approvals of the Proposals, so shareholders of the Strong Funds and Acquiring Funds will not bear these costs.

PERFORMANCE

            The following table shows the average annual total returns of select Classes of shares (as indicated in the table) of the Strong Funds and the Acquiring Funds for 1, 5 and 10 years or since inception, as applicable, as of June 30, 2004. Performance information for the WF Common Stock Fund, WF Endeavor Large Cap Fund, WF International Core Fund, WF Large Company Core Fund, WF Municipal Bond Fund, WF Endeavor Select Fund, WF Ultra-Short Duration Bond Fund, WF Small Cap Value Fund, WF Strategic Income Fund, and WF U.S. Value Fund is the same as for their corresponding Strong Funds because they are new Funds with no assets that will assume the financial history of their corresponding Strong Fund at the closing of the Reorganization, except that the Class A shares of the WF Ultra-Short Duration Bond Fund will assess a lower maximum initial sales charge than its corresponding Strong Fund. For more information regarding the total returns of each of the Acquiring Funds, see the "Financial Highlights" in Exhibit E to this Prospectus/Proxy Statement or your Strong Funds prospectus. Of course, past performance does not predict future results. All returns reflect the effect of fee waivers. Without these fee waivers, the average annual total returns for the Funds would have been lower. Returns reflect applicable sales charges. For current yield information for the Strong Funds, call 1-800-368-3863, and for the Wells Fargo Funds, call 1-800-222-8222.

-------------------------------------------------------------------------------------------------
                                                                                     10-YEAR OR
           FUND/CLASS (INCEPTION DATE)                   1-YEAR      5-YEAR       SINCE INCEPTION
-------------------------------------------------------------------------------------------------
STRONG ADVISOR COMMON STOCK FUND/
WF COMMON STOCK FUND (12-29-89)
-------------------------------------------------------------------------------------------------
     Class A(1) (11-30-00)                               14.25%       3.91%            11.92%
-------------------------------------------------------------------------------------------------
     Class Z (12-29-89)                                  21.45%       5.45%            12.95%
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
STRONG ADVISOR ENDEAVOR LARGE CAP FUND/
WF ENDEAVOR LARGE CAP FUND (9-28-01)
-------------------------------------------------------------------------------------------------
     Class A (9-28-01)                                   16.41%         --              0.97%
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
STRONG ADVISOR FOCUS FUND (11-30-00)
-------------------------------------------------------------------------------------------------
     Class A (11-30-00)                                  18.12%         --            -12.71%
-------------------------------------------------------------------------------------------------
STRONG BLUE CHIP FUND (6-30-97)
-------------------------------------------------------------------------------------------------
     Investor Class (6-30-97)                            22.07%      -6.87%             3.06%
-------------------------------------------------------------------------------------------------
WF LARGE COMPANY GROWTH FUND (12-31-82)
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                                                                     10-YEAR OR
           FUND/CLASS (INCEPTION DATE)                   1-YEAR      5-YEAR       SINCE INCEPTION
-------------------------------------------------------------------------------------------------
     Class A(2) (10-1-98)                                12.60%      -4.90%            11.86%
-------------------------------------------------------------------------------------------------
     Class Z(3)(14)                                      12.41%      -5.06%            11.67%
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
STRONG ADVISOR INTERNATIONAL CORE FUND /
WF INTERNATIONAL CORE FUND (9-28-01)
-------------------------------------------------------------------------------------------------
     Class A (9-28-01)                                   19.56%         --              5.23%
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
STRONG VALUE FUND (12-29-95)
-------------------------------------------------------------------------------------------------
     Investor Class (12-29-95)                           17.24%       2.99%             8.84%
-------------------------------------------------------------------------------------------------
STRONG ADVISOR LARGE COMPANY CORE FUND/
WF LARGE COMPANY CORE FUND (11-3-97)
-------------------------------------------------------------------------------------------------
     Class A(4) (11-3-97)                                 8.50%       0.48%             3.89%
-------------------------------------------------------------------------------------------------
     Class Z(3)(14)                                      15.13%       1.67%             4.82%
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
STRONG ADVISOR MID CAP GROWTH FUND (12-31-96)
     Class A(1) (11-30-00)                               10.56%      -4.55%             3.58%
-------------------------------------------------------------------------------------------------
     Class Z (12-31-96)                                  17.14%      -3.40%             4.54%
-------------------------------------------------------------------------------------------------
WF MONTGOMERY MID CAP GROWTH FUND
(12-30-94)
-------------------------------------------------------------------------------------------------
     Class A(5) (12-30-94)                               29.35%       3.42%             9.56%
-------------------------------------------------------------------------------------------------
     Class Z(3)(14)                                      29.13%       3.24%             9.54%
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
STRONG ADVISOR SELECT FUND /
WF ENDEAVOR SELECT FUND (12-29-00)
-------------------------------------------------------------------------------------------------
     Class A (12-29-00)                                  26.03%         --             -4.09%
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
STRONG MULTI CAP VALUE FUND (10-22-85)
-------------------------------------------------------------------------------------------------
     Investor Class (10-22-85)                           26.81%       0.75%             6.72%
-------------------------------------------------------------------------------------------------
STRONG ADVISOR SMALL CAP VALUE FUND /
WF SMALL CAP VALUE FUND (12-31-97)
-------------------------------------------------------------------------------------------------
     Class A(1) (11-30-00)                               29.74%      17.99%            17.08%
-------------------------------------------------------------------------------------------------
     Class Z (12-31-97)                                  37.88%      19.64%            18.41%
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
STRONG ADVISOR TECHNOLOGY FUND (11-30-00)
-------------------------------------------------------------------------------------------------
     Class A (11-30-00)                                  15.63%         --            -11.35%
-------------------------------------------------------------------------------------------------
STRONG TECHNOLOGY 100 FUND (12-31-99)
-------------------------------------------------------------------------------------------------
     Investor Class(6) (12-31-99)                        25.00%         --             -15.45
-------------------------------------------------------------------------------------------------
WF SPECIALIZED TECHNOLOGY FUND (9-18-00)
-------------------------------------------------------------------------------------------------
     Class A (9-18-00)                                   33.53%                       -18.85%
-------------------------------------------------------------------------------------------------
     Class Z(3)(14)                                      33.33%         --            -19.11%
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
STRONG ADVISOR U.S. SMALL/MID CAP GROWTH FUND
(3-28-02)
-------------------------------------------------------------------------------------------------
     Class A (3-28-02)                                   15.50%         --              2.02%
-------------------------------------------------------------------------------------------------
STRONG U.S. EMERGING GROWTH FUND(__) (12-31-98)
-------------------------------------------------------------------------------------------------
     Investor Class (12-31-98)                           25.63%       4.89%             8.50%
-------------------------------------------------------------------------------------------------
WF MONTGOMERY SMALL CAP FUND (7-13-90)
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                                                                                     10-YEAR OR
           FUND/CLASS (INCEPTION DATE)                   1-YEAR      5-YEAR       SINCE INCEPTION
-------------------------------------------------------------------------------------------------
     Class A(7) (7-13-90)                                32.14%       1.08%             8.34%
-------------------------------------------------------------------------------------------------
     Class Z(3)(14)                                      31.91%       0.91%             8.15%
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
STRONG STRATEGIC VALUE FUND (3-28-02)
-------------------------------------------------------------------------------------------------
     Investor Class (3-28-02)                            24.64%         --              4.68%
-------------------------------------------------------------------------------------------------
STRONG ADVISOR U.S. VALUE FUND /
WF U.S. VALUE FUND (12-29-95)
-------------------------------------------------------------------------------------------------
     Class A(1) (11-30-00)                               15.11%      -0.29%             9.50%
-------------------------------------------------------------------------------------------------
     Class Z (12-29-95)                                  22.13%       0.96%            10.47%
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
STRONG ADVISOR UTILITIES AND ENERGY FUND (7-31-02)
-------------------------------------------------------------------------------------------------
     Class A (7-31-02)                                    7.87%         --              3.86%
-------------------------------------------------------------------------------------------------
WF EQUITY INCOME FUND (3-31-89)
-------------------------------------------------------------------------------------------------
     Class A(8) (5-2-96)                                 18.62%      -0.92%            11.37%
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
STRONG ADVISOR BOND FUND (12-31-96)
-------------------------------------------------------------------------------------------------
     Class A(9) (8-31-99)                                -4.49%       4.40%             6.41%
-------------------------------------------------------------------------------------------------
     Class Z (8-31-99)                                   -0.22%       5.48%             7.33%
-------------------------------------------------------------------------------------------------
     Institutional Class (12-31-96)                       0.72%       6.14%             7.88%
-------------------------------------------------------------------------------------------------
STRONG CORPORATE INCOME FUND (10-31-02)
-------------------------------------------------------------------------------------------------
     Investor Class (10-31-02)                            0.30%         --              4.61%
-------------------------------------------------------------------------------------------------
WF MONTGOMERY TOTAL RETURN BOND FUND
(6-30-97)
-------------------------------------------------------------------------------------------------
     Class A(10) (10-31-01)                               0.35%       7.10%             6.98%
-------------------------------------------------------------------------------------------------
     Class Z(3)(14)                                       0.29%       7.05%             7.10%
-------------------------------------------------------------------------------------------------
     Institutional Class(11) (6-30-97)                    0.67%       6.68%             7.10%
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
STRONG ADVISOR MUNICIPAL BOND FUND (8-25-86)
-------------------------------------------------------------------------------------------------
     Class A(12) (8-25-86)                               -4.35%       3.91%             5.12%
-------------------------------------------------------------------------------------------------
STRONG MUNICIPAL BOND FUND /
WF MUNICIPAL BOND FUND (10-23-86)
-------------------------------------------------------------------------------------------------
     Class A(3)(14)
-------------------------------------------------------------------------------------------------
     Investor Class (10-23-86)                            3.66%       3.27%             4.70%
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
STRONG ADVISOR SHORT DURATION BOND FUND (3-31-94)
-------------------------------------------------------------------------------------------------
     Class A(1) (11-30-00)                               -1.56%       3.04%             5.28%
-------------------------------------------------------------------------------------------------
     Class Z (3-31-94)                                    0.78%       3.51%             5.52%
-------------------------------------------------------------------------------------------------
WF ULTRA-SHORT DURATION BOND FUND (3-31-94)
-------------------------------------------------------------------------------------------------
     Class A(13) (11-30-00)                              -1.27%       3.10%             5.20%
-------------------------------------------------------------------------------------------------
     Class Z (3-31-94)                                    0.78%       3.51%             5.52%
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
STRONG ADVISOR STRATEGIC INCOME FUND /
 WF STRATEGIC INCOME FUND (11-30-00)
-------------------------------------------------------------------------------------------------
     Class A (11-30-00)                                   8.84%         --              9.32%
-------------------------------------------------------------------------------------------------

(1) PERFORMANCE FOR THE STRONG ADVISOR COMMON STOCK FUND, STRONG ADVISOR MID CAP GROWTH FUND, STRONG ADVISOR SMALL CAP VALUE FUND, STRONG ADVISOR U.S. VALUE FUND, AND STRONG ADVISOR SHORT DURATION BOND FUND CLASS A SHARES IS BASED ON THE HISTORICAL PERFORMANCE OF THE FUND'S CLASS Z SHARES FROM THE INCEPTION OF THE FUND TO NOVEMBER 30, 2000, RECALCULATED TO REFLECT THE DIFFERENT EXPENSES APPLICABLE TO CLASS A.

(2) PERFORMANCE FOR THE WF LARGE COMPANY GROWTH FUND CLASS A SHARES FOR PERIODS PRIOR TO INCEPTION REFLECTS PERFORMANCE OF THE INSTITUTIONAL CLASS SHARES ADJUSTED TO REFLECT THE FEES AND EXPENSES OF THE APPLICABLE CLASS. FOR PERIODS PRIOR TO NOVEMBER 11, 1994, PERFORMANCE SHOWN REFLECTS THE PERFORMANCE OF THE PREDECESSOR COLLECTIVE INVESTMENT FUND, ADJUSTED TO REFLECT THE FEES AND EXPENSES OF THE APPLICABLE CLASS. THE

COLLECTIVE INVESTMENT FUND WAS NOT A REGISTERED MUTUAL FUND AND WAS NOT SUBJECT TO CERTAIN INVESTMENT LIMITATIONS AND OTHER RESTRICTIONS WHICH, IF APPLICABLE, MAY HAVE ADVERSELY AFFECTED PERFORMANCE.

(3) PERFORMANCE FOR THE WF LARGE COMPANY CORE FUND, WF LARGE COMPANY GROWTH FUND, WF MONTGOMERY MID CAP GROWTH FUND, WF SPECIALIZED TECHNOLOGY FUND, WF MONTGOMERY SMALL CAP FUND, AND WF MONTGOMERY TOTAL RETURN BOND FUND CLASS Z SHARES REFLECTS PERFORMANCE OF THE FUND'S CLASS A SHARES, ADJUSTED TO REFLECT THAT CLASS Z SHARES ARE NOT SUBJECT TO AN INITIAL SALES CHARGE. PERFORMANCE FOR THE WF MUNICIPAL BOND FUND CLASS A SHARES REFLECTS THE PERFORMANCE OF THE FUND'S INVESTOR CLASS SHARES ADJUSTED TO REFLECT THE FEES AND EXPENSES OF THIS CLASS.

(4) THE PERFORMANCE FOR THE STRONG ADVISOR LARGE COMPANY CORE FUND REFLECTS RETURNS FOR THE ROCKHAVEN FUND, WHICH IS THE PREDECESSOR OF THE FUND'S CLASS A SHARES. THE RETURNS REFLECT THE ROCKHAVEN FUND'S MAXIMUM INITIAL SALES CHARGE OF 5.75%, WHICH WAS IN EFFECT FROM SEPTEMBER 17, 1999, THROUGH SEPTEMBER 15, 2002.

(5) PERFORMANCE FOR THE WF MONTGOMERY MID CAP GROWTH FUND CLASS A SHARES REFLECTS THE PERFORMANCE OF THE PREDECESSOR FUND'S CLASS R SHARES ADJUSTED FOR THE APPLICABLE SALES CHARGES.

(6) FROM TIME TO TIME, THE STRONG ADVISOR COMMON STOCK FUND'S, STRONG ADVISOR MID CAP GROWTH FUND'S, STRONG ADVISOR SMALL CAP VALUE FUND'S, STRONG U.S. EMERGING GROWTH FUND'S AND STRONG TECHNOLOGY 100 FUND'S PERFORMANCE WAS SIGNIFICANTLY ENHANCED THROUGH INVESTMENTS IN INITIAL PUBLIC OFFERINGS (IPOS). IN ADDITION, THE EFFECT OF IPOS PURCHASED WHEN A FUND'S ASSET BASE WAS SMALL MAY HAVE BEEN MAGNIFIED. GIVEN THESE CIRCUMSTANCES, YOU SHOULD NOT EXPECT THAT SUCH ENHANCED RETURNS CAN BE CONSISTENTLY ACHIEVED.

(7) PERFORMANCE FOR THE WF MONTGOMERY SMALL CAP FUND CLASS A SHARES REFLECTS THE PERFORMANCE OF THE PREDECESSOR FUND'S CLASS R SHARES ADJUSTED FOR THE APPLICABLE SALES CHARGES. THE PREDECESSOR FUND'S CLASS R IS THE ACCOUNTING SURVIVOR OF THE REORGANIZATION OF THE MONTGOMERY SMALL CAP FUND'S CLASS P AND CLASS R INTO THE FUND'S CLASS A.

(8) PERFORMANCE FOR THE WF EQUITY INCOME FUND CLASS A SHARES FOR PERIODS PRIOR TO INCEPTION REFLECTS PERFORMANCE OF THE INSTITUTIONAL CLASS SHARES ADJUSTED TO REFLECT THE FEES AND EXPENSES OF THE APPLICABLE CLASS. FOR PERIODS PRIOR TO NOVEMBER 11, 1994, PERFORMANCE SHOWN REFLECTS THE PERFORMANCE OF THE PREDECESSOR COLLECTIVE INVESTMENT FUND, ADJUSTED TO REFLECT THE FEES AND EXPENSES OF THE APPLICABLE CLASS. THE COLLECTIVE INVESTMENT FUND WAS NOT A REGISTERED MUTUAL FUND AND WAS NOT SUBJECT TO CERTAIN INVESTMENT LIMITATIONS AND OTHER RESTRICTIONS WHICH, IF APPLICABLE, MAY HAVE ADVERSELY AFFECTED PERFORMANCE.

(9) THE PERFORMANCE FOR THE STRONG ADVISOR BOND CLASS A SHARES IS BASED ON THE HISTORICAL PERFORMANCE OF THE FUND'S INSTITUTIONAL CLASS SHARES FROM INCEPTION TO AUGUST 31, 1999, RECALCULATED TO REFLECT THE HIGHER EXPENSES ASSOCIATED WITH THE CLASS A, AND THE HISTORICAL PERFORMANCE OF THE FUND'S ADVISOR CLASS SHARES FROM AUGUST 31, 1999, TO NOVEMBER 30, 2000.

(10) PERFORMANCE FOR THE WF MONTGOMERY TOTAL RETURN BOND FUND CLASS A SHARES REFLECTS THE PERFORMANCE OF THE CLASS A SHARES OF THE PREDECESSOR FUND ADJUSTED FOR APPLICABLE SALES CHARGES. PERFORMANCE PRIOR TO INCEPTION OF CLASS A REFLECTS THE PERFORMANCE OF THE PREDECESSOR FUND'S CLASS R SHARES, ADJUSTED TO REFLECT THE APPLICABLE FEES AND EXPENSES OF CLASS A. THE PREDECESSOR FUND'S INCEPTION DATE IS JUNE 30, 1997.

(11) PERFORMANCE FOR THE WF MONTGOMERY TOTAL RETURN BOND FUND INSTITUTIONAL CLASS SHARES REFLECTS THE PERFORMANCE OF THE PREDECESSOR FUND'S CLASS R SHARES.

(12) PERFORMANCE FOR THE STRONG ADVISOR MUNICIPAL BOND FUND CLASS A SHARES IS BASED ON THE PERFORMANCE OF THE CLASS A SHARES OF ITS PREDECESSOR FUND, THE STATE STREET RESEARCH TAX-EXEMPT FUND.

(13) PERFORMANCE FOR THE WF ULTRA-SHORT DURATION BOND FUND CLASS A SHARES IS BASED ON THE HISTORICAL PERFORMANCE OF THE STRONG ADVISOR SHORT DURATION BOND FUND'S CLASS Z SHARES FROM THE INCEPTION OF THE FUND TO NOVEMBER 30, 2000, RECALCULATED TO REFLECT THE DIFFERENT EXPENSES APPLICABLE TO CLASS A, AND THE STRONG ADVISOR SHORT DURATION BOND FUND'S CLASS A SHARES FROM DECEMBER 1, 2000 TO JUNE 30, 2004, RECALCULATED TO REFLECT HAT THE WF ULTRA-SHORT DURATION BOND FUND ASSESSES A LOWER MAXIMUM INITIAL FEE.

(14) THE CLASS IS EXPECTED TO COMMENCE OPERATIONS AT THE CLOSING OF THE REORGANIZATION.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

            The following discussion summarizes the material U.S. federal income tax consequences of the Reorganization that are applicable to you as an Acquired Fund shareholder. It is based on the Internal Revenue Code, applicable Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this Prospectus/Proxy Statement and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local or foreign tax consequences of the Reorganization. Your tax treatment may vary depending upon your particular situation. You also may be subject to special rules not discussed below if you are a certain kind of Acquired Fund shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a holder of Acquired Fund shares as part of a hedge, straddle or conversion transaction; a person that does not hold Acquired Fund shares as a capital asset at the time of the Reorganization; or an entity taxable as a partnership for U.S. federal income tax purposes.

            Neither Strong Funds nor Wells Fargo Funds has requested or will request an advance ruling from the Internal Revenue Service as to the U.S. federal income tax consequences of the Reorganization or any related transaction. The Internal Revenue Service could adopt positions contrary to that discussed below and such positions could be sustained. You are urged to consult with your own tax advisors and financial planners as to the particular tax consequences of the Reorganization to you, including the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

      QUALIFICATION OF THE REORGANIZATION AS A "REORGANIZATION" UNDER THE INTERNAL REVENUE CODE

            The obligation of Strong Funds and Wells Fargo Funds to consummate each Reorganization is conditioned upon their receipt of an opinion of Morrison & Foerster LLP generally to the effect that the Reorganization will qualify as a "reorganization" under Section 368(a) of the Internal Revenue Code, with respect to each Acquiring Fund and its corresponding Acquired Fund, and that, for U.S. federal income tax purposes, generally:

            o Neither an Acquiring Fund nor its corresponding Acquired Fund will recognize any gain or loss as a result of the Reorganization.

            o An Acquired Fund shareholder will not recognize any gain or loss as a result of the receipt of corresponding Acquiring Fund shares in exchange for such shareholder's Acquired Fund shares pursuant to the Reorganization.

            o An Acquired Fund shareholder's aggregate tax basis in the corresponding Acquiring Fund shares received pursuant to the Reorganization will equal such shareholder's aggregate tax basis in Acquired Fund shares held immediately before the Reorganization.

            o An Acquired Fund shareholder's holding period for the corresponding Acquiring Fund shares received pursuant to the Reorganization will include the period during which the shareholder held Acquired Fund shares.

            o An Acquiring Fund's tax basis in an Acquired Fund's assets received pursuant to the Reorganization will equal the tax basis of such assets in the hands of the Acquired Fund immediately prior to the Reorganization, and the Acquiring Fund's holding period of such assets will include the period during which the Acquired Fund held such assets.

            The tax opinion described above will be based on the then-existing law, will be subject to certain assumptions and qualifications and will be based in part on the truth and accuracy of certain representations by Strong Funds and Wells Fargo Funds, including representations in certificates of Strong Funds and Wells Fargo Funds. The Wells Fargo Funds' certificate will include a representation to the effect that each Acquiring Fund will retain at least 34% of the corresponding Acquired Fund's assets and generally not dispose of these retained assets for a specified period of time determined by the historic turnover ratios of the Acquiring Fund and Acquired Fund. This limitation may cause a portfolio security of an Acquired Fund to be retained for a much longer period of time as a result of the Reorganization, and, as a consequence, detrimentally impact the performance of the corresponding Acquiring Fund.

            UTILIZATION OF LOSS CARRYFORWARDS AND UNREALIZED LOSSES

            U.S. federal income tax law permits a regulated investment company, such as an Acquired Fund or Acquiring Fund, to carry forward its net capital losses for a period of up to eight taxable years. A number of the Acquired Funds are presently entitled to significant net capital loss carryforwards for U.S. federal income tax purposes, as further detailed below. The Reorganization will cause the tax years of certain Acquired Funds to close, resulting in an earlier expiration of net capital loss carryforwards than would otherwise occur. In addition, the Reorganization is expected to result in a limitation on the ability of certain of the Acquiring Funds to use carryforwards of the corresponding Acquired Funds, and, potentially, to use unrealized capital losses inherent in the tax basis of the assets acquired, once realized. These limitations, imposed by Section 382 of the Internal Revenue Code, are imposed on an annual basis. Losses in excess of the limitation may be carried forward, subject to the overall eight-year limit. The Section 382 limitation as to a particular Acquired Fund generally will equal the product of the net asset value of the Acquired Fund immediately prior to the Reorganization and the "long-term tax-exempt rate," published by the Internal Revenue Service, in effect at such time. As of the date of this Prospectus/Proxy Statement, the long-term tax-exempt rate is 4.64%. However, no assurance can be given as to what long-term tax exempt rate will be in effect at the time of the Reorganization. In certain instances, under Section 384 of the Internal Revenue Code, an Acquiring Fund will also be prohibited from using the corresponding Acquired Fund's loss carryforwards and unrealized losses against the unrealized gains of the Acquiring Fund at the time of the Reorganization, to the extent such gains are realized within five years following the Reorganization. While the ability of an Acquiring Fund to absorb the corresponding Acquired Fund's losses in the future depends upon a variety of factors that cannot be known in advance, because capital loss carryforwards generally expire eight taxable years following realization, including the short taxable year resulting from the Reorganization, it is expected that substantially all of an Acquired Fund's losses may become permanently unavailable where the limitation applies. If an Acquiring Fund is able to utilize net capital loss carryforwards or unrealized losses of the corresponding Acquired Fund, the tax benefit resulting from those losses will be shared by both the Acquired Fund and Acquiring Fund shareholders following the Reorganization. Therefore, an Acquired Fund shareholder may pay more taxes, or pay taxes sooner, than such shareholder otherwise would if the Reorganization did not occur.

            In general, the limitation under Section 382 will apply to loss carryforwards and unrealized losses of an Acquired Fund when its shareholders will hold less than 50% of the outstanding shares of the corresponding Acquiring Fund immediately following the Reorganization. Even if the Reorganization does not result in the limitation on the use of losses, future transactions by the Acquiring Fund may do so. No limitation will apply solely as a result of the Reorganization where only one Acquired Fund is reorganized into a newly formed Acquiring Fund. Accordingly, it is expected that the limitation will apply to any losses of the Strong Advisor Bond Fund, Strong Advisor Focus Fund, Strong Advisor Mid Cap Growth Fund, Strong Advisor Technology Fund, Strong Advisor U.S. Small/Mid Cap Growth Fund, Strong Advisor Utilities and Energy Fund, Strong Blue Chip Fund, Strong Corporate Income Fund, Strong Multi Cap Value Fund, Strong Municipal Bond Fund, Strong Strategic Value Fund, Strong Technology 100 Fund, Strong U.S. Emerging Growth Fund and Strong Value Fund. In addition, an Acquired Fund's losses that remain available to the corresponding Acquiring Fund will inure to the benefit to both the Acquired Fund and Acquiring Fund shareholders following the Reorganization. Therefore, an Acquired Fund shareholder may pay more taxes, or pay taxes sooner, than such shareholder otherwise would if the Reorganization did not occur.

            As of October 31, 2003, and March 31, 2004, respectively, for U.S. federal income tax purposes, the Strong Advisor Bond Fund had capital loss carryforwards of approximately $5,945,235 and no net unrealized capital losses, the Strong Corporate Income Fund had no capital loss carryforwards or net unrealized capital losses and the Strong Municipal Bond Fund had capital loss carryforwards of approximately $22,676,651 and net unrealized capital losses of approximately $7,962,142. As of December 31, 2003, and March 31, 2004, respectively, for U.S. federal income tax purposes, the Strong Advisor Focus Fund had capital loss carryforwards of approximately $4,510,414 and no net unrealized capital losses, the Strong Advisor Mid Cap Growth Fund had capital loss carryforwards of approximately $118,085,651 and no net unrealized capital losses, the Strong Advisor Technology Fund had capital loss carryforwards of approximately $763,150 and no net unrealized capital losses, the Strong Advisor U.S. Small/Mid Cap Growth Fund had capital loss carryforwards of approximately $107,537 and no net unrealized capital losses, the Strong Advisor Utilities and Energy Fund had capital loss carryforwards of approximately $313,921 and no net unrealized capital losses, the Strong Blue Chip Fund had capital loss carryforwards of approximately $191,500,257 and no net unrealized capital losses, the Strong Multi Cap Value Fund had capital loss carryforwards of approximately $100,542,054 and no net unrealized capital losses, the Strong Strategic Value Fund had no capital loss carryforwards or net unrealized capital losses, the Strong Technology 100 Fund had capital loss carryforwards of approximately $264,562,805 and no net unrealized capital losses, the Strong U.S. Emerging Growth Fund had capital loss carryforwards of approximately $61,877,628 and no net unrealized capital losses and the Strong Value Fund had no capital loss carryforwards or net unrealized capital losses.

            The Acquired Fund shareholders will benefit from any capital loss carryforwards and unrealized capital losses of the corresponding Acquiring Fund. An Acquiring Fund's ability to use its own capital loss carryforwards and unrealized losses, once realized, may be subject to an annual limitation under
Section 382 of the Internal Revenue Code as well, such that losses in excess of the limitation cannot be used in the taxable year and must be carried forward. The limitation generally equals the product of the net asset value of the Acquiring Fund immediately prior to the Reorganization and the long-term tax-exempt rate in effect at such time. While the ability of an Acquiring Fund to absorb its losses in the future depends upon a variety of factors that cannot be known in advance, because capital loss carryforwards generally expire eight taxable years following realization, it is expected that substantially all of its losses may become permanently unavailable where the limitation applies. In general, the limitation will apply to a pre-existing Acquiring Fund when its shareholders will hold less than 50% of its outstanding shares immediately following the Reorganization. Accordingly, it is expected that the limitation will apply to any losses of the WF Montgomery Small Cap Fund. As of September 30, 2003, for U.S. federal income tax purposes, the WF Montgomery Small Cap Fund had capital loss carryforwards of approximately $15,590,605 and no net unrealized capital losses. Even if the Reorganization does not result in the limitation on the use of an

Acquiring Fund's losses, prior or future transactions involving an Acquiring Fund may cause such limitations to apply.

            STATUS AS A REGULATED INVESTMENT COMPANY

            Since its formation, each of the Acquiring Funds and each of the Acquired Funds believes it has qualified as a separate "regulated investment company" under the Internal Revenue Code. Accordingly, each of the Acquiring Funds and each of the Acquired Funds believes that it has been, and expects to continue to be, relieved of U.S. federal income tax liability to the extent that it makes distributions of its taxable income and gains to its shareholders.

            DISTRIBUTION OF INCOME AND GAINS

            Prior to the Reorganization, each Acquired Fund whose taxable year will end as a result of the Reorganization generally is required to declare to its shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain, including capital gains on any securities disposed of in connection with the Reorganization. Such distributions will be made to such shareholders before or after the Reorganization. An Acquired Fund shareholder will be required to include any such distributions in such shareholder's taxable income. This may result in the recognition of income that could have been deferred or might never have been realized had the Reorganization not occurred.

            Moreover, if an Acquiring Fund has realized net investment income or net capital gains but not distributed such income or gains prior the Reorganization, and you acquire shares of such Acquiring Fund in the Reorganization, a portion of your subsequent distributions from the Acquired Fund will, in effect, be a taxable return of part of your investment. Similarly, if you acquire Acquiring Fund shares in the Reorganization when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Acquiring Fund sells the appreciated securities and distributes the realized gain. The Acquiring Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

            TREATMENT OF EXCLUDED ASSETS AND EXCLUDED LIABILITIES

            The taxation of the Excluded Assets, recoveries on the Excluded Assets, and the Excluded Liabilities is uncertain and will depend upon the claims settled. The Acquired Funds currently believe that the likelihood of a net recovery is so speculative that it has no ascertainable value and will be reported as such for U.S. federal income tax purposes. No assurances can be given that such belief will not change between the date of this Prospectus/Proxy Statement and the date of the Reorganization. Acquired Fund shareholders are urged to consult their own tax advisors regarding the taxation to them of the Excluded Assets, recoveries on the Excluded Assets and the Excluded Liabilities.

            U.S. FEDERAL INCOME TAXATION OF AN INVESTMENT IN AN ACQUIRING FUND

            The following discussion summarizes the U.S. federal income taxation of an investment in an Acquiring Fund. It does not apply to certain shareholders, such as foreign or tax-exempt shareholders or those holding Acquiring Fund shares through a tax-advantaged account, such as a 401(k) Plan or an Individual Retirement Account. This discussion is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Please see the SAIs for the Acquiring Funds for additional federal income tax information.

            An Acquiring Fund will pass on to its shareholders substantially all of the Acquiring Fund's net investment income and realized capital gains, if any. Distributions from an Acquiring Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions that come from a Municipal Acquiring Fund's tax-exempt interest income generally are free from U.S. federal income tax, but may be subject to the federal AMT and state, local and other taxes. Distributions from an Acquiring Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain.

            An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. An Acquiring Fund's long-term capital gain distributed to individual shareholders generally will qualify for the reduced rate of tax if attributable to the Fund's sales and exchanges after May 5, 2003. Also, if you are an individual Acquiring Fund shareholder, your distributions attributable to dividends received by the Acquiring Fund from certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements generally are met by you for your Acquiring Fund shares, and by the Acquiring Fund for its investment in stock producing such dividends. Absent further legislation, these reduced rates of tax will expire after December 31, 2008. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

            Distributions from an Acquiring Fund normally will be taxable to you when paid, whether you take distributions in cash or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

            If more than 50% of an Acquiring Fund's total assets at the close of its taxable year consist of securities of non-U.S. companies, the Acquiring Fund can file an election with the Internal Revenue Service which requires you to include a pro rata portion amount of the Acquiring Fund's foreign withholding taxes in your gross income, and treat such amount as foreign taxes paid by you. In general, you can either deduct such taxes in computing your taxable income or claim such amount as a foreign tax credit against your federal income tax liability, subject to certain limitations. It is expected that the WF International Core Fund may be eligible for the election, but we can't assure you that it will make the election for any year.

            If you actually or are deemed to acquire shares of an Acquiring Fund, including shares acquired pursuant to the Reorganization, shortly before it makes a distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you actually or are deemed to acquire Acquiring Fund shares, including shares acquired pursuant to the Reorganization, when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Acquiring Fund sells the appreciated securities and distributes the realized gain. The Acquiring Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

            Your redemptions (including redemptions in-kind) and exchanges of Acquiring Fund shares ordinarily will result in a taxable capital gain or loss depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and your adjusted tax basis in your shares. Such capital gain or loss generally will be long-term capital gain or loss if you have held (or deemed to have held) your redeemed or exchanged Acquiring Fund shares for more than one year at the time of redemption or exchange. As discussed above, if the Reorganization qualifies as a "reorganization" for U.S. federal income tax purposes, your initial tax basis in your Acquiring Fund shares will be equal, in the aggregate, to the tax basis of the Acquired Fund shares you relinquished in the Reorganization, and your holding period will include the holding period of such Acquired Fund shares as long as you held such shares as a capital asset. In certain circumstances, losses realized on the redemption or exchange of Acquiring Fund shares may be disallowed.

            In certain circumstances, Acquiring Fund shareholders may be subject to back-up withholding taxes.

FEES AND EXPENSES OF THE REORGANIZATION

            All fees and expenses, including accounting expenses, legal expenses, proxy expenses, portfolio transfer taxes (if any) or other similar expenses incurred in connection with the completion of the Reorganization will be borne by Funds Management and/or SCM.

EXISTING AND PRO FORMA CAPITALIZATIONS

            STRONG ADVISOR FOCUS FUND/ STRONG BLUE CHIP FUND/WF GROWTH FUND//WF LARGE COMPANY GROWTH FUND

            The following table sets forth, as of March 31, 2004: (i) the unaudited capitalization of the Class A, Class B and Class C shares of the Strong Advisor Focus Fund, the Investor Class shares of the Strong Blue Chip Fund, the Class A shares of the WF Growth Fund and the Class A shares of the WF Large Company Growth Fund, (ii) the unaudited PRO FORMA combined capitalization of Class A and Class Z shares of the WF Large Company Growth Fund assuming each Reorganization has taken place individually and in combinations, and (iii) the unaudited PRO FORMA combined capitalization of the Class A and Class Z shares of the WF Large Company Growth Fund assuming all of the Reorganizations have taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption and market activity.

                                                                                                      NET ASSET
                                                                    TOTAL               SHARES          VALUE
      FUND                                                       NET ASSETS          OUTSTANDING      PER SHARE
      ---------------------------------------------------------------------------------------------------------
      Strong Advisor Focus
      CLASS A                                                   $  1,176,925             189,046        $ 6.23
      CLASS B                                                      1,166,677             191,338          6.10
      CLASS C                                                        316,238              51,881          6.10
      Strong Blue Chip
      INVESTOR CLASS                                             158,670,672          13,696,407         11.58
      WF Growth Fund
      CLASS A                                                    133,517,501          11,227,493         11.89
      WF Large Company Growth
      CLASS A                                                    422,294,609           8,882,890         47.54
      PRO FORMA-WF Large Company Growth(1)
      CLASS A                                                    424,954,449           8,938,839         47.54
      PRO FORMA- WF Large Company Growth(2)
      CLASS Z                                                    158,670,672          13,696,407         11.58
      PRO FORMA- WF Large Company Growth(3)
      CLASS A                                                    424,954,449           8,938,839         47.54
      CLASS Z                                                    158,670,672          13,696,407         11.58
      PRO FORMA- WF Large Company Growth(4)
      CLASS A                                                    558,471,950          11,747,356         47.54
      PRO FORMA- WF Large Company Growth(5)
      CLASS Z                                                    158,670,672          13,696,407         11.58
      PRO FORMA- WF Large Company Growth(6)
      CLASS A                                                    558,471,950          11,747,356         47.54
      CLASS Z                                                    158,670,672          13,696,407         11.58

(1) ASSUMING THE REORGANIZATION OF THE CLASS A, CLASS B AND CLASS C SHARES OF THE STRONG ADVISOR FOCUS FUND INTO THE CLASS A SHARES OF THE WF LARGE COMPANY GROWTH FUND.

(2) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS SHARES OF THE STRONG BLUE CHIP FUND INTO THE CLASS Z SHARES OF THE WF LARGE COMPANY GROWTH FUND.

(3) ASSUMING THE REORGANIZATION OF THE CLASS A, CLASS B AND CLASS C SHARES OF THE STRONG ADVISOR FOCUS FUND INTO THE CLASS A SHARES OF THE WF LARGE COMPANY GROWTH FUND AND THE INVESTOR CLASS SHARES OF THE STRONG BLUE CHIP FUND INTO THE CLASS Z SHARES OF THE WF LARGE COMPANY GROWTH FUND.

(4) ASSUMING THE REORGANIZATION OF THE CLASS A, CLASS B AND CLASS C SHARES OF THE STRONG ADVISOR FOCUS FUND INTO THE CLASS A SHARES OF THE WF LARGE COMPANY GROWTH FUND AND THE WF GROWTH FUND INTO THE WF LARGE COMPANY GROWTH FUND.

(5) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS SHARES OF THE STRONG BLUE CHIP FUND INTO THE CLASS Z SHARES OF THE WF LARGE COMPANY GROWTH FUND AND THE WF GROWTH FUND INTO THE WF LARGE COMPANY GROWTH FUND.

(6) ASSUMING THE REORGANIZATION OF THE CLASS A, CLASS B AND CLASS C SHARES OF THE STRONG ADVISOR FOCUS FUND INTO THE CLASS A SHARES OF THE WF LARGE COMPANY GROWTH FUND, THE INVESTOR CLASS SHARES OF THE STRONG BLUE CHIP FUND INTO THE CLASS Z SHARES OF THE WF LARGE COMPANY GROWTH FUND, AND THE WF GROWTH FUND INTO THE WF LARGE COMPANY GROWTH FUND.

            STRONG ADVISOR UTILITIES AND ENERGY FUND/WF EQUITY INCOME FUND

            The following table sets forth, as of March 31, 2004: (i) the unaudited capitalization of the Class A, Class B and Class C shares of the Strong Advisor Utilities and Energy Fund and the Class A, Class B and Class C shares of the WF Equity Income Fund and (ii) the unaudited PRO FORMA combined capitalization of each of the share classes of the WF Equity Income Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption and market activity.

                                                                                                                  NET ASSET
                                                                                TOTAL               SHARES          VALUE
            FUND                                                             NET ASSETS          OUTSTANDING      PER SHARE
            ---------------------------------------------------------------------------------------------------------------
            Strong Advisor Utilities and Energy
            CLASS A                                                         $ 10,045,002            911,454         $11.02
            CLASS B                                                              259,106             23,493          11.03
            CLASS C                                                              193,569             17,574          11.01
            WF Equity Income
            CLASS A                                                          190,994,024          5,477,411          34.87
            CLASS B                                                           95,592,264          2,742,263          34.86
            CLASS C                                                           12,994,135            361,365          35.96
            PRO FORMA-WF Equity Income(1)
            CLASS A                                                          201,039,026          5,765,486          34.87
            CLASS B                                                           95,851,370          2,749,696          34.86
            CLASS C                                                           13,187,704            366,748          35.96


(1) ASSUMING THE REORGANIZATION OF THE CLASS A, CLASS B, AND CLASS C SHARES OF THE STRONG ADVISOR UTILITIES AND ENERGY FUND INTO THE CLASS A, CLASS B, AND CLASS C SHARES, RESPECTIVELY, OF THE WF EQUITY INCOME FUND.

            STRONG ADVISOR MID CAP GROWTH FUND/WF MONTGOMERY MID CAP GROWTH FUND

            The following table sets forth, as of March 31, 2004: (i) the unaudited capitalization of the Class A, Class B, Class C and Class Z shares of the Strong Advisor Mid Cap Growth Fund and the Class A, Class B and Class C shares of the WF Montgomery Mid Cap Growth Fund and (ii) the unaudited pro forma combined capitalization of each of the share classes of the WF Montgomery Mid Cap Growth Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                                                                                  NET ASSET
                                                                                TOTAL               SHARES          VALUE
            FUND                                                             NET ASSETS          OUTSTANDING      PER SHARE
            ---------------------------------------------------------------------------------------------------------------
            Strong Advisor Mid Cap Growth
            CLASS A                                                         $  9,488,214             769,091        $12.34
            CLASS B                                                            2,929,929             243,225         12.05
            CLASS C                                                              713,067              59,218         12.04
            CLASS Z                                                           54,020,848           4,393,955         12.29
            WF Montgomery Mid Cap Growth
            CLASS A                                                           98,393,680          16,062,601          6.13
            CLASS B                                                            6,990,879           1,169,804          5.98
            CLASS C                                                              982,752             164,475          5.98
            PRO FORMA-WF Montgomery Mid Cap Growth(1)
            CLASS A                                                          107,881,894          17,611,536          6.13
            CLASS B                                                            9,920,808           1,660,078          5.98
            CLASS C                                                            1,695,819             283,815          5.98
            CLASS Z                                                           54,020,848           4,393,955         12.29

(1) ASSUMING THE REORGANIZATION OF THE CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF THE STRONG ADVISOR MID CAP GROWTH FUND INTO THE CLASS A, CLASS B, CLASS C AND CLASS Z SHARES, RESPECTIVELY, OF THE WF MONTGOMERY MID CAP GROWTH FUND.

            STRONG ADVISOR U.S. SMALL/MID CAP GROWTH FUND/ STRONG U.S. EMERGING GROWTH FUND/WF SMALL CAP GROWTH FUND/WF MONTGOMERY SMALL CAP FUND

            The following table sets forth, as of March 31, 2004: (i) the unaudited capitalization of the Class A, Class B and Class C shares of the Strong Advisor U.S. Small/Mid Cap Growth Fund, the Investor Class shares of the Strong U.S. Emerging Growth Fund, the Class A, Class B and Class C shares of the WF Small Growth Cap Fund, and the Class A, Class B and Class C shares of the Montgomery Small Cap Fund and (ii) the unaudited pro forma combined capitalization of each of the share classes of the WF Montgomery Small Cap Fund assuming each

Reorganization has taken place individually and in combinations, and (iii) the unaudited pro forma combined capitalization of each of the share classes of the WF Montgomery Small Cap Fund assuming all of the Reorganizations have taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                                                                                  NET ASSET
                                                                                TOTAL               SHARES          VALUE
            FUND                                                             NET ASSETS          OUTSTANDING      PER SHARE
            ---------------------------------------------------------------------------------------------------------------
            Strong Advisor U.S. Small/Mid Cap Growth
            CLASS A                                                         $  2,846,656             256,402        $11.10
            CLASS B                                                            1,336,101             120,394         11.10
            CLASS C                                                            1,538,258             138,496         11.11
            Strong U.S. Emerging Growth
            INVESTOR CLASS                                                    93,269,551           6,208,602         15.02
            WF Small Cap Growth Fund
            CLASS A                                                           70,189,249           4,314,804         16.27
            CLASS B                                                           28,932,784           1,876,251         15.42
            CLASS C                                                           11,475,807             744,947         15.40
            WF Montgomery Small Cap
            CLASS A                                                          102,589,069           8,726,195         11.76
            CLASS B                                                              598,235              51,203         11.68
            CLASS C                                                              211,602              18,089         11.70
            PRO FORMA-WF Montgomery Small Cap(1)
            CLASS A                                                          105,435,725           8,968,331         11.76
            CLASS B                                                            1,934,336             165,560         11.68
            CLASS C                                                            1,749,860             149,588         11.70
            PRO FORMA- WF Montgomery Small Cap(2)
            CLASS Z                                                           93,269,551           6,208,602         15.02
            PRO FORMA- WF Montgomery Small Cap(3)
               CLASS A                                                       105,435,725           8,968,331         11.76
               CLASS B                                                         1,934,336             165,560         11.68
               CLASS C                                                         1,749,860             149,588         11.70
               CLASS Z                                                        93,269,551           6,208,602         15.02
            PRO FORMA-WF Montgomery Small Cap(4)
               CLASS A                                                       175,624,974          14,938,607         11.76
               CLASS B                                                        30,867,120           2,641,920         11.68
               CLASS C                                                        13,225,667           1,130,609         11.70
            PRO FORMA- WF Montgomery Small Cap(5)
               Class Z                                                        93,269,551           6,208,602         15.02
            PRO FORMA- WF Montgomery Small Cap(6)
            CLASS A                                                          175,624,974          14,938,607         11.76
            CLASS B                                                           30,867,120           2,641,920         11.68
            CLASS C                                                           13,225,667           1,130,609         11.70
            CLASS Z                                                           93,269,551           6,208,602         15.02

(1) ASSUMING THE REORGANIZATION OF THE CLASS A, CLASS B AND CLASS C SHARES OF THE STRONG ADVISOR U.S. SMALL/MID CAP GROWTH FUND INTO THE CLASS A, CLASS B AND CLASS C SHARES OF THE WF MONTGOMERY SMALL CAP FUND.

(2) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS SHARES OF THE STRONG U.S. EMERGING GROWTH FUND INTO THE CLASS Z SHARES OF THE WF MONTGOMERY SMALL CAP FUND.

(3) ASSUMING THE REORGANIZATION OF THE CLASS A, CLASS B AND CLASS C SHARES OF THE STRONG ADVISOR U.S. SMALL/MID CAP GROWTH FUND AND THE INVESTOR CLASS SHARES OF THE STRONG U.S. EMERGING GROWTH FUND INTO THE CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF THE WF MONTGOMERY SMALL CAP FUND.

(4) ASSUMING THE REORGANIZATION OF THE CLASS A, CLASS B AND CLASS C SHARES OF THE STRONG ADVISOR U.S. SMALL/MID CAP GROWTH FUND AND THE WF SMALL CAP GROWTH FUND INTO THE CLASS A, CLASS B AND CLASS C SHARES OF THE WF MONTGOMERY SMALL CAP FUND.

(5) ASSUMING THE REORGANIZATION OF THE STRONG U.S. EMERGING GROWTH FUND AND THE WF SMALL CAP GROWTH FUND INTO THE WF MONTGOMERY SMALL CAP FUND.

(6) ASSUMING THE REORGANIZATION OF THE CLASS A, CLASS B AND CLASS C SHARES OF THE STRONG ADVISOR U.S. SMALL/MID CAP GROWTH FUND, THE INVESTOR CLASS SHARES OF THE STRONG U.S. EMERGING GROWTH FUND, AND THE CLASS A, CLASS B AND CLASS C SHARES OF THE WF SMALL CAP GROWTH FUND INTO THE CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF THE WF MONTGOMERY SMALL CAP FUND.

            STRONG ADVISOR TECHNOLOGY FUND/ STRONG TECHNOLOGY 100 FUND/ WF SPECIALIZED TECHNOLOGY FUND

            The following table sets forth, as of March 31, 2004: (i) the unaudited capitalization of the Class A, Class B and Class C shares of the Strong Advisor Technology Fund, the Investor Class shares of the Strong Technology 100 Fund, and the Class A shares of the WF Specialized Technology Fund, (ii) the unaudited pro forma combined capitalization of each of the share classes of the WF Specialized Technology Fund assuming each Reorganization has taken place individually, and (iii) the unaudited pro forma combined capitalization of each of the share classes of the WF Specialized Technology Fund assuming all of the Reorganizations have taken place individually. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption, and market activity.

                                                                                                                  NET ASSET
                                                                                TOTAL               SHARES          VALUE
            FUND                                                             NET ASSETS          OUTSTANDING      PER SHARE
            ---------------------------------------------------------------------------------------------------------------
            Strong Advisor Technology
            CLASS A                                                         $    885,684             125,516        $ 7.06
            CLASS B                                                              549,041              78,943          6.95
            CLASS C                                                              223,256              32,212          6.93
            Strong Technology 100
            INVESTOR CLASS                                                   125,085,249          27,740,611          4.51
            WF Specialized Technology
            CLASS A                                                          118,571,442          26,967,454          4.40
            PRO FORMA-WF Specialized Technology(1)                           120,229,423          27,344,539          4.40
            CLASS A
            PRO FORMA- WF Specialized Technology(2)
            CLASS Z                                                          125,085,249          27,740,611          4.51
            PRO FORMA- WF Specialized Technology(3)
            CLASS A                                                          120,229,423          27,344,539          4.40
            CLASS Z                                                          125,085,249          27,740,611          4.51

(1) ASSUMING THE REORGANIZATION OF THE CLASS A, CLASS B AND CLASS C SHARES OF THE STRONG ADVISOR TECHNOLOGY FUND INTO THE CLASS A SHARES OF THE WF SPECIALIZED TECHNOLOGY FUND.

(2) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS SHARES OF THE STRONG TECHNOLOGY 100 FUND INTO THE CLASS Z SHARES OF THE WF SPECIALIZED TECHNOLOGY FUND.

(3) ASSUMING THE REORGANIZATION OF THE CLASS A, CLASS B AND CLASS C SHARES OF THE STRONG ADVISOR TECHNOLOGY FUND INTO THE CLASS A SHARES OF THE WF SPECIALIZED TECHNOLOGY FUND AND THE INVESTOR CLASS SHARES OF THE STRONG TECHNOLOGY 100 FUND INTO THE CLASS Z SHARES OF THE WF SPECIALIZED TECHNOLOGY FUND.

            STRONG ADVISOR U.S. VALUE FUND/ STRONG STRATEGIC VALUE FUND/ WF U.S. VALUE FUND

            The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Class A, Class B, Class C, Class K and Class Z shares of the Strong Advisor U.S. Value Fund and the Investor Class shares of the Strong Strategic Value Fund, (ii) the unaudited pro forma combined capitalization of each of the share classes of the WF U.S. Value Fund assuming each Reorganization has taken place individually, and (iii) the unaudited pro forma combined capitalization of each of the share classes of the WF U.S. Value Fund assuming all of the Reorganizations have taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption and market activity.

                                                                                                                  NET ASSET
                                                                                TOTAL               SHARES          VALUE
            FUND                                                             NET ASSETS          OUTSTANDING      PER SHARE
            ---------------------------------------------------------------------------------------------------------------
            Strong Advisor U.S. Value
            CLASS A                                                         $  4,037,820             219,664        $18.38
            CLASS B                                                            5,907,996             321,709         18.36
            CLASS C                                                            4,352,582             238,064         18.28
            CLASS K                                                           83,200,794           4,561,078         18.24
            CLASS Z                                                          242,511,293          13,106,036         18.50

                                                                                                                  NET ASSET
                                                                                TOTAL               SHARES          VALUE
            FUND                                                             NET ASSETS          OUTSTANDING      PER SHARE
            ---------------------------------------------------------------------------------------------------------------
            Strong Strategic Value
            INVESTOR CLASS                                                     2,985,872             275,780         10.83
            PRO FORMA-WF U.S. Value(1)
            CLASS A                                                            4,037,820             219,664         18.38
            CLASS B                                                            5,907,996             321,709         18.36
            CLASS C                                                            4,352,582             238,064         18.28
            INSTITUTIONAL CLASS                                               83,200,794           4,561,078         18.24
            CLASS Z                                                          242,511,293          13,106,036         18.50
            PRO FORMA- WF U.S. Value(2)
            CLASS Z                                                            2,985,872             275,780         10.83
            PRO FORMA- WF U.S. Value(3)
            CLASS A                                                            4,037,820             219,664         18.38
            CLASS B                                                            5,907,996             321,709         18.36
            CLASS C                                                            4,352,582             238,064         18.28
            INSTITUTIONAL CLASS                                               83,200,794           4,561,078         18.24
            CLASS Z                                                          245,497,165          13,267,401         18.50

(1) ASSUMING THE REORGANIZATION OF THE CLASS A, CLASS B, CLASS C, CLASS K AND CLASS Z SHARES OF THE STRONG ADVISOR U.S. VALUE FUND INTO THE CLASS A, CLASS B, CLASS C, INSTITUTIONAL CLASS AND CLASS Z SHARES, RESPECTIVELY, OF THE WF U.S. VALUE FUND.

(2) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS SHARES OF THE STRONG STRATEGIC VALUE FUND INTO THE CLASS Z SHARES OF THE WF U.S. VALUE FUND.

(3) ASSUMING THE REORGANIZATION OF THE CLASS A, CLASS B, CLASS C, CLASS K AND CLASS Z SHARES OF THE STRONG ADVISOR U.S. VALUE FUND INTO THE CLASS A, CLASS B, CLASS C, INSTITUTIONAL CLASS AND CLASS Z SHARES OF THE WF U.S. VALUE FUND AND THE INVESTOR CLASS SHARES OF THE STRONG STRATEGIC VALUE FUND INTO THE CLASS Z SHARES OF THE WF U.S. VALUE FUND.

            STRONG ADVISOR LARGE COMPANY CORE FUND/STRONG VALUE FUND/ WF LARGE COMPANY CORE FUND

            The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Investor Class shares of the Strong Value Fund, and the Class A, B, C and K shares of the Strong Advisor Large Company Core Fund, (ii) the unaudited pro forma combined capitalization of each of the share classes of the WF Large Company Core Fund assuming each Reorganization has taken place individually, and (iii) the unaudited pro forma combined capitalization of each of the share classes of the WF Large Company Core Fund assuming all of the Reorganizations have taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption and market activity.

                                                                                                                  NET ASSET
                                                                                TOTAL               SHARES          VALUE
            FUND                                                             NET ASSETS          OUTSTANDING      PER SHARE
            ---------------------------------------------------------------------------------------------------------------
            Strong Advisor Large Company Core
            CLASS A                                                         $ 61,404,932           5,619,631         10.93
            CLASS B                                                            8,845,769             822,108         10.76
            CLASS C                                                            7,872,013             731,899         10.76
            CLASS K                                                           39,201,562           3,567,043         10.99
            Strong Value
            INVESTOR CLASS                                                    61,604,978           5,356,357         11.50
            PRO FORMA-WF Large Company Core(1)
            CLASS A                                                           61,404,932           5,619,631         10.93
            CLASS B                                                            8,845,769             822,108         10.76
            CLASS C                                                            7,872,013             731,899         10.76
            INSTITUTIONAL CLASS                                               39,201,562           3,567,043         10.99
            PRO FORMA- WF Large Company Core(2)
            CLASS Z                                                           61,604,978           5,356,357         11.50

                                                                                                                  NET ASSET
                                                                                TOTAL               SHARES          VALUE
            FUND                                                             NET ASSETS          OUTSTANDING      PER SHARE
            ---------------------------------------------------------------------------------------------------------------
            PRO FORMA- WF Large Company Core(3)
            CLASS A                                                           61,404,932           5,619,631         10.93
            CLASS B                                                            8,845,769             822,108         10.76
            CLASS C                                                            7,872,013             731,899         10.76
            INSTITUTIONAL CLASS                                               39,201,562           3,567,043         10.99
            CLASS Z                                                           61,604,978           5,356,357         11.50

(1) ASSUMING THE REORGANIZATION OF THE CLASS A, CLASS B, CLASS C, AND CLASS K SHARES OF THE STRONG ADVISOR LARGE COMPANY CORE FUND INTO THE CLASS A, CLASS B, CLASS C, AND INSTITUTIONAL CLASS SHARES, RESPECTIVELY, OF THE WF LARGE COMPANY CORE FUND.

(2) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS SHARES OF THE STRONG VALUE FUND INTO THE CLASS Z SHARES OF THE WF LARGE COMPANY CORE FUND.

(3) ASSUMING THE REORGANIZATION OF THE CLASS A, CLASS B, CLASS C, AND CLASS K SHARES OF THE STRONG ADVISOR LARGE COMPANY CORE FUND INTO THE CLASS A, CLASS B, CLASS C, AND INSTITUTIONAL CLASS SHARES OF THE WF LARGE COMPANY CORE FUND AND THE INVESTOR CLASS SHARES OF THE STRONG VALUE FUND INTO THE CLASS Z SHARES OF THE WF LARGE COMPANY CORE FUND.

            STRONG ADVISOR SMALL CAP VALUE FUND/ STRONG MULTI CAP VALUE FUND/ WF SMALL CAP VALUE FUND

            The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Investor Class shares of the Strong Multi Cap Value Fund, and the Class A, Class B, Class C, and Class Z shares of the Strong Advisor Small Cap Value Fund, (ii) the unaudited pro forma combined capitalization of each of the share classes of the WF Small Cap Value Fund assuming each Reorganization has taken place individually, and (iii) the unaudited pro forma combined capitalization of each of the share classes of the WF Small Cap Value Fund assuming all of the Reorganizations have taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption and market activity.

                                                                                                                  NET ASSET
                                                                                TOTAL               SHARES          VALUE
            FUND                                                             NET ASSETS          OUTSTANDING      PER SHARE
            ---------------------------------------------------------------------------------------------------------------
            Strong Advisor Small Cap Value
            CLASS A                                                        $  562,316,104          19,582,915        $28.71
            CLASS B                                                           126,240,126           4,515,476         27.96
            CLASS C                                                           151,023,244           5,392,873         28.00
            CLASS Z                                                         1,200,069,533          41,554,883         28.88
            Strong Multi Cap Value
            INVESTOR CLASS                                                    207,511,903           3,643,544         56.95
            PRO FORMA-WF Small Cap Value (1)
            CLASS A                                                           562,316,104          19,582,915         28.71
            CLASS B                                                           126,240,126           4,515,476         27.96
            CLASS C                                                           151,023,244           5,392,873         28.00
            CLASS Z                                                         1,200,069,533          41,554,883         28.88
            PRO FORMA- WF Small Cap Value (2)
            CLASS Z                                                           207,511,903           3,643,544         56.95
            PRO FORMA- WF Small Cap Value (3)
            CLASS A                                                           562,316,104          19,582,915         28.71
            CLASS B                                                           126,240,126           4,515,476         27.96
            CLASS C                                                           151,023,244           5,392,873         28.00
            CLASS Z                                                         1,407,581,436          48,740,411         28.88

(1) ASSUMING THE REORGANIZATION OF THE CLASS A, CLASS B, CLASS C, AND CLASS Z SHARES OF THE STRONG ADVISOR SMALL CAP VALUE FUND INTO THE CLASS A, CLASS B, CLASS C, AND CLASS Z SHARES, RESPECTIVELY, OF THE WF SMALL CAP VALUE FUND.

(2) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS SHARES OF THE STRONG MULTI CAP VALUE FUND INTO THE CLASS Z SHARES OF THE WF SMALL CAP VALUE FUND.

(3) ASSUMING THE REORGANIZATION OF THE CLASS A, CLASS B, CLASS C, AND CLASS Z SHARES OF THE STRONG ADVISOR SMALL CAP VALUE FUND INTO THE CLASS A, CLASS B, CLASS C, AND CLASS Z SHARES OF THE WF SMALL CAP VALUE FUND AND THE INVESTOR CLASS SHARES OF THE STRONG MULTI CAP VALUE FUND INTO THE CLASS Z SHARES OF THE WF SMALL CAP VALUE FUND.

            STRONG ADVISOR ENDEAVOR LARGE CAP FUND/WF ENDEAVOR LARGE CAP FUND

            The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Class A, Class B and Class C shares of the Strong Advisor Endeavor Large Cap Fund and (ii) the unaudited pro forma combined capitalization of each of the share classes of the WF Endeavor Large Cap Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption and market activity.

                                                                                                                  NET ASSET
                                                                                TOTAL               SHARES          VALUE
            FUND                                                             NET ASSETS          OUTSTANDING      PER SHARE
            ---------------------------------------------------------------------------------------------------------------
            Strong Advisor Endeavor Large Cap
            CLASS A                                                         $ 40,111,544           3,770,754        $10.64
            CLASS B                                                              849,649              81,052         10.48
            CLASS C                                                              426,557              40,707         10.48
            PRO FORMA-WF Endeavor Large Cap(1)
            CLASS A                                                           40,111,544           3,770,754         10.64
            CLASS B                                                              849,649              81,052         10.48
            CLASS C                                                              426,557              40,707         10.48

(1) ASSUMING THE REORGANIZATION OF THE CLASS A, CLASS B, AND CLASS C SHARES OF THE STRONG ADVISOR ENDEAVOR LARGE CAP FUND INTO THE CLASS A, CLASS B, AND CLASS C SHARES, RESPECTIVELY, OF THE WF ENDEAVOR LARGE CAP FUND.

            STRONG ADVISOR SELECT FUND/WF ENDEAVOR SELECT FUND

            The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Class A, Class B and Class C shares of the Strong Advisor Select Fund and (ii) the unaudited pro forma combined capitalization of each of the share classes of the WF Endeavor Select Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption and market activity.

                                                                                                                  NET ASSET
                                                                                TOTAL               SHARES          VALUE
            FUND                                                             NET ASSETS          OUTSTANDING      PER SHARE
            ---------------------------------------------------------------------------------------------------------------
            Strong Advisor Select
            CLASS A                                                         $ 76,037,056           8,311,832        $ 9.15
            CLASS B                                                              931,630             104,498          8.92
            CLASS C                                                              984,394             110,413          8.92
            PRO FORMA-WF Endeavor Select(1)
            CLASS A                                                           76,037,056           8,311,832          9.15
            CLASS B                                                              931,630             104,498          8.92
            CLASS C                                                              984,394             110,413          8.92

(1) ASSUMING THE REORGANIZATION OF THE CLASS A, CLASS B AND CLASS C SHARES OF THE STRONG ADVISOR SELECT FUND INTO THE CLASS A, CLASS B AND CLASS C SHARES, RESPECTIVELY, OF THE WF ENDEAVOR SELECT FUND.

            STRONG ADVISOR COMMON STOCK FUND/WF COMMON STOCK FUND

            The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Class A, Class B, Class C and Class Z shares of the Strong Advisor Common Stock Fund and (ii) the unaudited pro forma combined capitalization of each of the share classes of the WF Common Stock Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption and market activity.

                                                                                                                  NET ASSET
                                                                               TOTAL                SHARES          VALUE
            FUND                                                            NET ASSETS           OUTSTANDING      PER SHARE
            ---------------------------------------------------------------------------------------------------------------
            Strong Advisor Common Stock
            CLASS A                                                       $   78,738,247           3,507,252        $22.45
            CLASS B                                                           38,308,402           1,748,369         21.91
            CLASS C                                                           30,086,438           1,373,064         21.91
            CLASS Z                                                        1,316,738,133          58,122,183         22.65
            PRO FORMA-WF Common Stock(1)
            CLASS A                                                           78,738,247           3,507,252         22.45
            CLASS B                                                           38,308,402           1,748,369         21.91
            CLASS C                                                           30,086,438           1,373,064         21.91
            CLASS Z                                                        1,316,738,133          58,122,183         22.65

(1) ASSUMING THE REORGANIZATION OF THE CLASS A, CLASS B, CLASS C, AND CLASS Z SHARES OF THE STRONG ADVISOR COMMON STOCK FUND INTO THE CLASS A, CLASS B, CLASS C, AND CLASS Z SHARES, RESPECTIVELY, OF THE WF COMMON STOCK FUND.

            STRONG ADVISOR INTERNATIONAL CORE FUND/ WF INTERNATIONAL CORE FUND

            The following table sets forth, as of June 30, 2004: (i) the unaudited capitalization of the Class A, Class B and Class C shares of the Strong Advisor International Core Fund and (ii) the unaudited pro forma combined capitalization of each of the share classes of the WF International Core Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption and market activity.

                                                                                                                  NET ASSET
                                                                                TOTAL               SHARES          VALUE
            FUND                                                             NET ASSETS          OUTSTANDING      PER SHARE
            ---------------------------------------------------------------------------------------------------------------
            Strong Advisor International Core
            CLASS A                                                         $  622,282              51,675          $12.04
            CLASS B                                                            891,363              74,156           12.02
            CLASS C                                                            233,838              19,476           12.01
            PRO FORMA-WF International Core(1)
            CLASS A                                                            622,282              51,675           12.04
            CLASS B                                                            891,363              74,156           12.02
            CLASS C                                                            233,838              19,476           12.01

(1) ASSUMING THE REORGANIZATION OF THE CLASS A, CLASS B, AND CLASS C SHARES OF THE STRONG ADVISOR INTERNATIONAL CORE FUND INTO THE CLASS A, CLASS B, AND CLASS C SHARES, RESPECTIVELY, OF THE WF INTERNATIONAL CORE FUND.

            STRONG ADVISOR BOND FUND/ STRONG CORPORATE INCOME FUND/WF INCOME FUND/WF MONTGOMERY TOTAL RETURN BOND FUND

            The following table sets forth, as of May 31, 2004: (i) the unaudited capitalization of the Class A, Class B, Class C, Class K, Class Z and Institutional Class shares of the Strong Advisor Bond Fund, the Investor Class shares of the Strong Corporate Income Fund, the Class A, Class B and Institutional Class Shares of the WF Income Fund and the Class A, Class B, Class C, Institutional Class and Select Class shares of the WF Montgomery Total Return Bond Fund, (ii) the unaudited pro forma combined capitalization of each of the share classes of the WF Montgomery Total Return Bond Fund assuming each Reorganization has taken place individually and in combinations, and (iii) the unaudited pro forma combined capitalization of each of the share classes of the WF Montgomery Total Return Bond Fund assuming all of the Reorganizations have taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption and market activity.

                                                                                                                  NET ASSET
                                                                                TOTAL               SHARES          VALUE
            FUND                                                             NET ASSETS          OUTSTANDING      PER SHARE
            ---------------------------------------------------------------------------------------------------------------
            Strong Advisor Bond
            CLASS A                                                         $ 15,964,984           1,479,063        $10.79
            CLASS B                                                           10,658,742             987,049         10.80
            CLASS C                                                            5,967,671             552,779         10.80
            CLASS K                                                           19,256,635           1,784,925         10.79
            CLASS Z                                                           59,918,718           5,550,382         10.80
            INSTITUTIONAL CLASS                                              134,278,720          12,450,528         10.78
            Strong Corporate Income
            INVESTOR CLASS                                                    25,184,649           2,511,200         10.03
            WF Income Fund
               CLASS A                                                        20,202,123           2,154,076          9.38
               CLASS B                                                        14,088,818           1,503,781          9.37
               INSTITUTIONAL CLASS                                           303,705,775          32,428,077          9.37
            WF Montgomery Total Return Bond
            CLASS A                                                           45,669,574           3,707,410         12.32
            CLASS B                                                            8,030,712             651,285         12.33
            CLASS C                                                            6,247,916             509,416         12.26
            INSTITUTIONAL CLASS                                              202,187,059          16,695,259         12.11
            SELECT CLASS                                                      50,698,981           4,185,446         12.11
            PRO FORMA-WF Montgomery Total Return Bond(1)
            CLASS A                                                           61,634,558           5,003,431         12.32
            CLASS B                                                           18,689,454           1,515,701         12.33
            CLASS C                                                           12,215,587             995,983         12.26
            INSTITUTIONAL CLASS                                              221,443,694          18,285,344         12.11
            CLASS Z                                                           59,918,718           5,550,382         10.80
            SELECT CLASS                                                     184,977,701          15,270,804         12.11
            PRO FORMA- WF Montgomery Total Return Bond(2)
            CLASS Z                                                           25,184,649           2,511,200         10.03
            PRO FORMA- WF Montgomery Total Return Bond(3)
            CLASS A                                                           61,634,558           5,003,431         12.32
            CLASS B                                                           18,689,454           1,515,701         12.33
            CLASS C                                                           12,215,587             995,983         12.26
            INSTITUTIONAL CLASS                                              221,443,694          18,285,344         12.11
            CLASS Z                                                           85,103,367           7,883,283         10.80
            SELECT CLASS                                                     184,977,701          15,270,804         12.11
            PRO FORMA- WF Montgomery Total Return Bond(4)
            CLASS A                                                           81,836,681           6,643,419         12.32
            CLASS B                                                           32,778,272           2,658,294         12.33
            CLASS C                                                           12,215,587             995,983         12.26
            INSTITUTIONAL CLASS                                              525,149,469          43,363,341         12.11
            CLASS Z                                                           59,918,718           5,550,382         10.80
            SELECT CLASS                                                     184,977,701          15,270,804         12.11
            PRO FORMA- WF Montgomery Total Return Bond(5)
            CLASS Z                                                           25,184,649           2,511,200         10.03

                                                                                                                  NET ASSET
                                                                                TOTAL               SHARES          VALUE
            FUND                                                             NET ASSETS          OUTSTANDING      PER SHARE
            ---------------------------------------------------------------------------------------------------------------
            PRO FORMA- WF Montgomery Total Return Bond(6)
            CLASS A                                                           81,836,681           6,643,419         12.32
            CLASS B                                                           32,778,272           2,658,294         12.33
            CLASS C                                                           12,215,587             995,983         12.26
            INSTITUTIONAL CLASS                                              525,149,469          43,363,341         12.11
            CLASS Z                                                           85,103,367           7,883,283         10.80
            SELECT CLASS                                                     184,977,701          15,270,804         12.11

(1) ASSUMING THE REORGANIZATION OF THE CLASS A, CLASS B, CLASS C, CLASS K, CLASS Z, AND INSTITUTIONAL CLASS SHARES OF THE STRONG ADVISOR BOND FUND INTO THE CLASS A, CLASS B, CLASS C, INSTITUTIONAL CLASS, CLASS Z, AND SELECT CLASS SHARES, RESPECTIVELY, OF THE WF MONTGOMERY TOTAL RETURN BOND FUND.

(2) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS SHARES OF THE STRONG CORPORATE INCOME FUND INTO THE CLASS Z SHARES OF THE WF MONTGOMERY TOTAL RETURN BOND FUND.

(3) ASSUMING THE REORGANIZATION OF THE CLASS A, CLASS B, CLASS C, CLASS K, CLASS Z, AND INSTITUTIONAL CLASS SHARES OF THE STRONG ADVISOR BOND FUND INTO THE CLASS A, CLASS B, CLASS C, INSTITUTIONAL CLASS, CLASS Z, AND SELECT CLASS SHARES, RESPECTIVELY, OF THE WF MONTGOMERY TOTAL RETURN BOND FUND AND THE INVESTOR CLASS SHARES OF THE STRONG CORPORATE INCOME FUND INTO THE CLASS Z SHARES OF THE WF MONTGOMERY TOTAL RETURN BOND FUND.

(4) ASSUMING THE REORGANIZATION OF THE CLASS A, CLASS B, CLASS C, CLASS K, CLASS Z, AND INSTITUTIONAL CLASS SHARES OF THE STRONG ADVISOR BOND FUND INTO THE CLASS A, CLASS B, CLASS C, INSTITUTIONAL CLASS, CLASS Z, AND SELECT CLASS SHARES, RESPECTIVELY, OF THE WF MONTGOMERY TOTAL RETURN BOND FUND AND THE WF INCOME FUND INTO THE WF MONTGOMERY TOTAL RETURN BOND FUND.

(5) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS SHARES OF THE STRONG CORPORATE INCOME FUND INTO THE CLASS Z SHARES OF THE WF MONTGOMERY TOTAL RETURN BOND FUND AND THE WF INCOME FUND INTO THE WF MONTGOMERY TOTAL RETURN BOND FUND.

(6) ASSUMING THE REORGANIZATION OF THE CLASS A, CLASS B, CLASS C, CLASS K, CLASS Z, AND INSTITUTIONAL CLASS SHARES OF STRONG ADVISOR BOND FUND INTO THE CLASS A, CLASS B, CLASS C, INSTITUTIONAL CLASS, CLASS Z, AND SELECT CLASS SHARES, RESPECTIVELY, OF THE WF MONTGOMERY TOTAL RETURN BOND FUND, THE INVESTOR CLASS SHARES OF THE STRONG CORPORATE INCOME FUND INTO THE CLASS Z SHARES OF THE WF MONTGOMERY TOTAL RETURN BOND FUND, AND THE WF INCOME FUND INTO THE WF MONTGOMERY TOTAL RETURN BOND FUND.

            STRONG ADVISOR MUNICIPAL BOND FUND/ STRONG MUNICIPAL BOND FUND/ WF MUNICIPAL BOND FUND

            The following table sets forth, as of April 30, 2004: (i) the unaudited capitalization of the Class A, Class B, Class C and Institutional Class shares of the Strong Advisor Municipal Bond Fund and the Investor Class shares of the Strong Municipal Bond Fund, (ii) the unaudited pro forma combined capitalization of each of the share classes of the WF Municipal Bond Fund assuming each Reorganization has taken place individually, and (iii) the unaudited pro forma combined capitalization of each of the share classes of the WF Municipal Bond Fund assuming all of the Reorganizations have taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption and market activity.

                                                                                                                  NET ASSET
                                                                                TOTAL               SHARES          VALUE
            FUND                                                             NET ASSETS          OUTSTANDING      PER SHARE
            ---------------------------------------------------------------------------------------------------------------
            Strong Advisor Municipal Bond
            CLASS A                                                         $158,748,094          18,933,513        $ 8.38
            CLASS B                                                           31,720,212           3,802,980          8.34
            CLASS C                                                            2,261,320             269,966          8.38
            INSTITUTIONAL CLASS                                               20,070,573           2,401,694          8.36
            Strong Municipal Bond
            INVESTOR CLASS                                                   183,849,995          20,681,153          8.89
            PRO FORMA-WF Municipal Bond(1)
            CLASS A                                                          158,748,094          18,933,513          8.38
            CLASS B                                                           31,720,212           3,802,980          8.34
            CLASS C                                                            2,261,320             269,966          8.38
            INSTITUTIONAL CLASS                                               20,070,573           2,401,694          8.36
            PRO FORMA- WF Municipal Bond(2)
            INVESTOR CLASS                                                   183,849,995          20,681,153          8.89

                                                                                                                  NET ASSET
                                                                                TOTAL               SHARES          VALUE
            FUND                                                             NET ASSETS          OUTSTANDING      PER SHARE
            ---------------------------------------------------------------------------------------------------------------
            PRO FORMA- WF Municipal Bond(3)
            CLASS A                                                          158,748,094          18,933,513          8.38
            CLASS B                                                           31,720,212           3,802,980          8.34
            CLASS C                                                            2,261,320             269,966          8.38
            INSTITUTIONAL CLASS                                               20,070,573           2,401,694          8.36
            INVESTOR CLASS                                                   183,849,995          20,681,153          8.89

(1) ASSUMING THE REORGANIZATION OF THE CLASS A, CLASS B, CLASS C AND INSTITUTIONAL CLASS SHARES OF STRONG ADVISOR MUNICIPAL BOND FUND INTO THE CLASS A, CLASS B, CLASS C AND INSTITUTIONAL CLASS SHARES, RESPECTIVELY, OF THE WF MUNICIPAL BOND FUND.

(2) ASSUMING THE REORGANIZATION OF THE INVESTOR CLASS SHARES OF THE STRONG MUNICIPAL BOND FUND INTO THE INVESTOR CLASS SHARES OF THE WF MUNICIPAL BOND FUND.

(3) ASSUMING THE REORGANIZATION OF THE CLASS A, CLASS B, CLASS C AND INSTITUTIONAL CLASS SHARES OF STRONG ADVISOR MUNICIPAL BOND FUND INTO THE CLASS A, CLASS B, CLASS C AND INSTITUTIONAL CLASS SHARES OF THE WF MUNICIPAL BOND FUND AND THE INVESTOR CLASS SHARES OF THE STRONG MUNICIPAL BOND FUND INTO THE INVESTOR CLASS SHARES OF THE WF MUNICIPAL BOND FUND.

            STRONG ADVISOR SHORT DURATION BOND FUND/ WF ULTRA-SHORT DURATION BOND FUND

            The following table sets forth, as of April 30, 2004: (i) the unaudited capitalization of the Class A, Class B, Class C and Class Z shares of the Strong Advisor Short Duration Bond Fund and (ii) the unaudited pro forma combined capitalization of each of the share classes of the WF Ultra-Short Duration Bond Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption and market activity.

                                                                                                                  NET ASSET
                                                                                TOTAL               SHARES          VALUE
            FUND                                                             NET ASSETS          OUTSTANDING      PER SHARE
            ---------------------------------------------------------------------------------------------------------------
            Strong Advisor Short Duration Bond
            CLASS A                                                         $ 20,775,444           2,123,844         9.78
            CLASS B                                                           11,429,509           1,170,998         9.76
            CLASS C                                                           12,875,847           1,316,498         9.78
            CLASS Z                                                           18,632,468           1,911,767         9.75
            PRO FORMA-WF Ultra-Short Duration
            Bond(1)                                                         $ 20,775,444           2,123,844         9.78
            CLASS A                                                           11,429,509           1,170,998         9.76
            CLASS B                                                           12,875,847           1,316,498         9.78
            CLASS C                                                           18,632,468           1,911,767         9.75
            CLASS Z

(1) ASSUMING THE REORGANIZATION OF THE CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF STRONG ADVISOR SHORT DURATION BOND FUND INTO THE CLASS A, CLASS B, CLASS C AND CLASS Z SHARES, RESPECTIVELY, OF THE WF ULTRA-SHORT DURATION BOND FUND.

            STRONG ADVISOR STRATEGIC INCOME FUND/ WF STRATEGIC INCOME FUND

            The following table sets forth, as of April 30, 2004: (i) the unaudited capitalization of the Class A, Class B and Class C shares of the Strong Advisor Strategic Income Fund and (ii) the unaudited pro forma combined capitalization of each of the share classes of the WF Strategic Income Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption and market activity.

                                                                                                                  NET ASSET
                                                                                TOTAL               SHARES          VALUE
            FUND                                                             NET ASSETS          OUTSTANDING      PER SHARE
            ---------------------------------------------------------------------------------------------------------------
            Strong Advisor Strategic Income
            CLASS A                                                         $ 11,958,231           1,169,684        $10.22
            CLASS B                                                            9,290,437             908,447         10.23
            CLASS C                                                            5,434,390             532,283         10.21
            PRO FORMA-WF Strategic Income(1)
            CLASS A                                                           11,958,231           1,169,684         10.22
            CLASS B                                                            9,290,437             908,447         10.23
            CLASS C                                                            5,434,390             532,283         10.21

(1) ASSUMING THE REORGANIZATION OF THE CLASS A, CLASS B, AND CLASS C SHARES OF STRONG ADVISOR STRATEGIC INCOME FUND INTO THE CLASS A, CLASS B, AND CLASS C SHARES, RESPECTIVELY, OF THE WF STRATEGIC INCOME FUND.

            THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE AGREEMENT AND PLAN OF REORGANIZATION.

                                   PROPOSAL 2:
                    APPROVAL OF AN INTERIM ADVISORY AGREEMENT

SUMMARY

            At the closing of the Transaction, which is expected to occur on or about December 31, 2004, the existing investment advisory agreement between the Strong Funds and SCM ("Strong Advisory Agreement") will terminate. In August 2004, the Board unanimously voted to approve an interim investment advisory agreement between the Strong Funds and Funds Management ("Interim Agreement"), a form of which is included in this Prospectus/Proxy Statement as Exhibit G, which, if approved by shareholders, would become effective at the closing of the Transaction and continue through the closing of the Reorganization ("Interim Period"). On September 29, 2004, the Board approved certain compliance policies and procedures of Funds Management.

TERMS OF THE TERMINATING STRONG ADVISORY AGREEMENT AND THE INTERIM AGREEMENT

            Under the Strong Advisory Agreement, SCM is responsible for investment decisions and supplies investment research and portfolio management. SCM is authorized to delegate its investment advisory duties to a sub-adviser in accordance with a written agreement. In that situation, SCM continues to have responsibility for all investment advisory services furnished by the sub-adviser under the sub-advisory agreement. At its expense, SCM provides office space and all necessary office facilities, equipment, and personnel for servicing the investments of the Fund. Under the Strong Advisory Agreement, SCM is responsible for placing all orders for the purchase and sale of the Fund's portfolio securities at the Fund's expense. Except for expenses assumed by SCM or an affiliate, the Fund is responsible for all its expenses, including, without limitation, interest charges, taxes, insurance, brokerage commissions, and similar expenses; distribution and shareholder servicing expenses; expenses of issue, sale, repurchase, or redemption of shares; expenses of registering or qualifying shares for sale with the states and the SEC; expenses for printing and distribution of prospectuses to existing shareholders; charges of custodians (including fees as custodian for keeping books and similar services for the Fund), transfer agents (including the printing and mailing of reports and notices to shareholders), registrars, auditing and legal services, and clerical services related to recordkeeping and shareholder relations; fees for Directors and officers who are not "interested persons" of SCM, if any; and extraordinary expenses. The Strong Advisory Agreement has an initial term of two years and, thereafter, is required to be approved annually by either the Board or by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). In either case, each annual renewal must be approved by the vote of a majority of the Fund's Directors who are not parties to the Strong Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Strong Advisory Agreement is terminable, without penalty, on 60 days' written notice by the Board, by vote of a majority of the Fund's outstanding voting securities, or by SCM, and will terminate automatically in the event of its assignment.

            The following table sets forth the dates of the Strong Advisory Agreement, the date on which the Strong Advisory Agreement, the date on which the Strong Advisory Agreement wa last submitted to shareholders vote, and the Advisory fee under the Strong Advisory

 Agreement.

-----------------------------------------------------------------------------------------------------------------------
             CORPORATION/STRONG FUND                   DATE OF STRONG ADVISORY    DATE LAST APPROVED BY       ADVISORY
                                                              AGREEMENT                SHAREHOLDERS              FEE
-----------------------------------------------------------------------------------------------------------------------
Strong Common Stock Fund, Inc.
-----------------------------------------------------------------------------------------------------------------------
     Strong Advisor Common Stock Fund                     July 23, 2001             July 20, 2001              0.75%(1)
-----------------------------------------------------------------------------------------------------------------------
     Strong Advisor Endeavor Large Cap Fund               September 27, 2001        September 28, 2001         0.75%(1)
-----------------------------------------------------------------------------------------------------------------------
     Strong Advisor Focus Fund                            July 23, 2001             July 20, 2001              0.75%(1)
-----------------------------------------------------------------------------------------------------------------------
     Strong Advisor Technology Fund                       July 23, 2001             July 20, 2001              0.75%(1)
-----------------------------------------------------------------------------------------------------------------------
Strong Conservative Equity Funds, Inc.
-----------------------------------------------------------------------------------------------------------------------
     Strong Advisor U.S. Value Fund                       July 23, 2001             July 20, 2001              0.55%
-----------------------------------------------------------------------------------------------------------------------
     Strong Blue Chip Fund                                July 23, 2001             July 20, 2001              0.50%
-----------------------------------------------------------------------------------------------------------------------
Strong Equity Funds II, Inc.
-----------------------------------------------------------------------------------------------------------------------
     Strong Multi Cap Value Fund                          May 14, 2001              April 23, 2001             0.75%
-----------------------------------------------------------------------------------------------------------------------
     Strong Strategic Value Fund                          March 28, 2002            March 28, 2002             0.75%(1)
-----------------------------------------------------------------------------------------------------------------------
Strong Equity Funds, Inc.
-----------------------------------------------------------------------------------------------------------------------
     Strong Advisor Large Company Core Fund               September 12, 2002        August 30, 2002            0.75%(1)
-----------------------------------------------------------------------------------------------------------------------
     Strong Advisor Mid Cap Growth Fund                   July 23, 2001             July 20, 2001              0.75%(1)
-----------------------------------------------------------------------------------------------------------------------
     Strong Advisor Small Cap Value Fund                  July 23, 2001             July 20, 2001              0.75%(1)
-----------------------------------------------------------------------------------------------------------------------
     Strong Advisor Utilities and Energy Fund             July 31, 2002             July 31, 2002              0.75%(1)
-----------------------------------------------------------------------------------------------------------------------
     Strong Technology 100 Fund                           July 23, 2001             July 20, 2001              0.75%(1)
-----------------------------------------------------------------------------------------------------------------------
     Strong U.S. Emerging Growth Fund                     July 23, 2001             July 20, 2001              0.75%(1)
-----------------------------------------------------------------------------------------------------------------------
     Strong Value Fund                                    July 23, 2001             July 20, 2001              0.75%(1)
-----------------------------------------------------------------------------------------------------------------------
Strong Income Funds II, Inc.
-----------------------------------------------------------------------------------------------------------------------
     Strong Advisor Bond Fund                             July 23, 2001             July 20, 2001              0.23%(2)
-----------------------------------------------------------------------------------------------------------------------
Strong Income Funds, Inc.
-----------------------------------------------------------------------------------------------------------------------
     Strong Advisor Municipal Bond Fund                   September 27, 2002        February 26, 2003          0.37%(3)
-----------------------------------------------------------------------------------------------------------------------
     Strong Corporate Income Fund                         October 31, 2002          October 31, 2002          0.375%(4)
-----------------------------------------------------------------------------------------------------------------------
Strong International Equity Funds, Inc.
-----------------------------------------------------------------------------------------------------------------------
     Strong Advisor International Core Fund               September 27, 2001        September 28, 2001         0.75%(1)
-----------------------------------------------------------------------------------------------------------------------
                                            Strong Municipal Bond Fund, Inc.
-----------------------------------------------------------------------------------------------------------------------
     Strong Municipal Bond Fund                           July 23, 2001             July 20, 2001              0.35%(5)
-----------------------------------------------------------------------------------------------------------------------
Strong Opportunity Fund, Inc.
-----------------------------------------------------------------------------------------------------------------------
     Strong Advisor Select Fund                           July 23, 2001             July 20, 2001              0.75%(1)
-----------------------------------------------------------------------------------------------------------------------
     Strong Advisor U.S. Small/Mid Cap Growth Fund        March 28, 2002            March 28, 2002             0.75%(1)
-----------------------------------------------------------------------------------------------------------------------
Strong Short-Term Global Bond Fund, Inc.
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
             CORPORATION/STRONG FUND                   DATE OF STRONG ADVISORY    DATE LAST APPROVED BY       ADVISORY
                                                              AGREEMENT                SHAREHOLDERS              FEE
-----------------------------------------------------------------------------------------------------------------------
     Strong Advisor Short Duration Bond Fund              July 23, 2001             July 20, 2001             0.375%(4)
-----------------------------------------------------------------------------------------------------------------------
     Strong Advisor Strategic Income Fund                 July 23, 2001             July 20, 2001              0.50%(6)
-----------------------------------------------------------------------------------------------------------------------

(1) 0.75% on assets under $4 billion; 0.725% for the next $2 billion in assets; and 0.70% for assets $6 billion and above.

(2) 0.23% on assets under $4 billion; 0.205% for the next $2 billion in assets; and 0.18% for assets $6 billion and above.

(3) 0.37% on assets under $4 billion; 0.345% for the next $2 billion in assets; and 0.32% for assets $6 billion and above.

(4) 0.375% on assets under $4 billion; 0.35% for the next $2 billion in assets; and 0.325% for assets $6 billion and above.

(5) 0.35% on assets under $4 billion; 0.325% for the next $2 billion in assets; and 0.30% for assets $6 billion and above.

(6) 0.50% on assets under $4 billion; 0.475% for the next $2 billion in assets; and 0.45% for assets $6 billion and above.

            We are required to explain why the existing agreements were last submitted to a shareholder vote, even though these agreements are terminating. For each Strong Fund for which an investment advisory agreement was last approved by shareholders on July 20, 2001, the Board had approved changes to the previous agreement related to fee structures, expense reimbursement policies, and administrative services. For some Strong Funds, the revised agreement introduced breakpoints (asset levels) at which management fees decreased as a percentage of the Fund's net assets. For Strong Funds that previously had a combined investment advisory and administration agreement and fee, the agreements and fees were separated and the administration fee was increased. For Strong Funds with a 2% cap on fund expenses as a result of a state law that no longer applied to the Funds, the cap was removed from the agreement. For the Strong Advisor Large Company Core and the Strong Advisor Municipal Bond Funds, shareholders voted on a change in the investment adviser from Rockhaven Asset Management, LLC and State Street Research & Management Company, respectively, to SCM. For each other Strong Fund, shareholders approved the initial investment advisory agreement at the launch of the Fund.

            The Board last approved the Strong Advisory Agreement on April 30, 2004. As part of its approval of the Strong Advisory Agreement, the Board requested, and SCM agreed, that the aggregate fees and expenses payable by the Strong Family of Funds to SCM and its affiliates would be reduced by approximately $6.4 million per year after giving effect to the then-current waivers and reimbursements.

            The Strong Funds paid the following fees to SCM or an affiliate during the last fiscal year:

----------------------------------------------------------------------------------------------------------------------------------
CORPORATION/STRONG FUND                                               ADVISORY     ADMINISTRATION   TRANSFER AGENT         12B-1
----------------------------------------------------------------------------------------------------------------------------------
                      Strong Common Stock Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------------
   Strong Advisor Common Stock Fund                                 $11,789,247      $ 4,719,432      $ 4,395,282      $   374,210
----------------------------------------------------------------------------------------------------------------------------------
   Strong Advisor Endeavor Large Cap Fund                               260,962          104,285           74,079            5,184
----------------------------------------------------------------------------------------------------------------------------------
   Strong Advisor Focus Fund                                              5,703            2,957            7,988            7,731
----------------------------------------------------------------------------------------------------------------------------------
   Strong Advisor Technology Fund                                        11,314                0            1,613            2,472
----------------------------------------------------------------------------------------------------------------------------------
                      Strong Conservative Equity Funds, Inc.
----------------------------------------------------------------------------------------------------------------------------------
   Strong Advisor U.S. Value Fund                                     1,205,647          635,928        1,375,378           43,806
----------------------------------------------------------------------------------------------------------------------------------
   Strong Blue Chip Fund                                                883,114          529,869        1,566,071               --
----------------------------------------------------------------------------------------------------------------------------------
                      Strong Equity Funds II, Inc.
----------------------------------------------------------------------------------------------------------------------------------
   Strong Multi Cap Value Fund                                        1,682,759          552,233        1,338,614               --
----------------------------------------------------------------------------------------------------------------------------------
   Strong Strategic Value Fund                                              934              474                0                0
----------------------------------------------------------------------------------------------------------------------------------
                      Strong Equity Funds, Inc.
----------------------------------------------------------------------------------------------------------------------------------
   Strong Advisor Large Company Core Fund                               498,989          118,198          104,258           92,226
----------------------------------------------------------------------------------------------------------------------------------
   Strong Advisor Mid Cap Growth Fund                                   641,656          230,480          546,141           30,094
----------------------------------------------------------------------------------------------------------------------------------
   Strong Advisor Small Cap Value Fund                               11,574,236        4,632,176        4,474,463        1,502,973
----------------------------------------------------------------------------------------------------------------------------------
   Strong Advisor Utilities and Energy Fund                              95,307           37,638           25,182           12,010
----------------------------------------------------------------------------------------------------------------------------------
   Strong Technology 100 Fund                                           810,965          357,434        1,878,642               --
----------------------------------------------------------------------------------------------------------------------------------
   Strong U.S. Emerging Growth Fund                                     610,078          207,778          525,873               --
----------------------------------------------------------------------------------------------------------------------------------
   Strong Value Fund                                                    374,428          149,272          223,497               --
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
CORPORATION/STRONG FUND                                               ADVISORY     ADMINISTRATION   TRANSFER AGENT         12B-1
----------------------------------------------------------------------------------------------------------------------------------
                      Strong Income Funds II, Inc.
----------------------------------------------------------------------------------------------------------------------------------
   Strong Advisor Bond Fund                                             887,953          466,188          856,537          145,824
----------------------------------------------------------------------------------------------------------------------------------
                      Strong Income Funds, Inc.
----------------------------------------------------------------------------------------------------------------------------------
   Strong Advisor Municipal Bond Fund                                   641,188          425,791          351,701          236,423
----------------------------------------------------------------------------------------------------------------------------------
   Strong Corporate Income Fund                                          15,953                0                0                0
----------------------------------------------------------------------------------------------------------------------------------
                      Strong International Equity Funds, Inc.
----------------------------------------------------------------------------------------------------------------------------------
   Strong Advisor International Core Fund                                     0              182              689            4,302
----------------------------------------------------------------------------------------------------------------------------------
                      Strong Municipal Bond Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------------
   Strong Municipal Bond Fund                                           801,508          641,607          300,317               --
----------------------------------------------------------------------------------------------------------------------------------
                      Strong Opportunity Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------------
   Strong Advisor Select Fund                                           545,194          217,993          148,617            6,967
----------------------------------------------------------------------------------------------------------------------------------
   Strong Advisor U.S. Small/Mid Cap Growth Fund                          9,828            6,394            4,208            8,848
----------------------------------------------------------------------------------------------------------------------------------
                      Strong Short-Term Global Bond Fund, Inc.
----------------------------------------------------------------------------------------------------------------------------------
   Strong Advisor Short Duration Bond Fund                              321,487          239,309          226,827          201,998
----------------------------------------------------------------------------------------------------------------------------------
   Strong Advisor Strategic Income Fund                                 103,198           40,700           51,405           68,521
----------------------------------------------------------------------------------------------------------------------------------
            Aggregate Total for all Funds:                          $33,771,648      $14,316,318      $18,477,382      $ 2,743,589
----------------------------------------------------------------------------------------------------------------------------------

            If the Proposals are approved by shareholders, it is expected that the Strong Funds will transition from most of their other current service providers to the Wells Fargo Funds' service providers during the first quarter of 2005.

            The terms of the Strong Advisory Agreement and those of the Interim Agreement are materially similar, except for the date of the agreement and the name of the investment adviser. APPROVAL OF THE INTERIM AGREEMENT WILL NOT RESULT IN AN INCREASE IN THE ADVISORY FEE CHARGED TO ANY STRONG FUND DURING THE INTERIM PERIOD. If the Interim Agreement is approved, Funds Management will be entitled to receive the same fee rates that SCM would have been entitled to receive under the Strong Advisory Agreement.

            Funds Management is located at 525 Market Street, 12th Floor, San Francisco, CA 94105. The owners and principal executive officers of Funds Management are listed below. Unless otherwise indicated, the address for each is 525 Market Street, 12th Floor, San Francisco, CA 94105. Currently, no officers or directors/trustees of the Strong Funds are officers, directors, employees, shareholders, or general partners of Funds Management. Currently, no officers or directors/trustees of the Strong Funds have any material interest in Funds Management, or in any material transaction in which Funds Management or an affiliate is a party. (1)

NAME                         POSITION AT FUNDS MANAGEMENT                               PRINCIPAL OCCUPATION
Karla M. Rabush              Director, President and Chief Executive Officer            Same as position at Funds Management
C. David Messman             Director, Senior Vice President and Secretary              Same as position at Funds Management
Stacie D. DeAngelo           Senior Vice President and Treasurer                        Same as position at Funds Management
Kenneth L. Niewald           Vice President and Chief Financial Officer                 Same as position at Funds Management
Andrew N. Owen               Director and Senior Vice President                         Same as position at Funds Management
Dorothy A. Peters            Chief Compliance Officer                                   Same as position at Funds Management

OWNERS - NAME, RELATIONSHIP TO FUNDS MANAGEMENT AND ADDRESS

Wells Fargo Investment Group, Inc.
Direct Parent Company
Controlling Owner
420 Montgomery Street


----------
(1) Certain Strong Fund Officers that are also employees of SFC or its subsidiaries may become employed by Funds Management or an affiliate at the closing of the Transaction.

San Francisco, CA 94163
Wells Fargo & Company
Ultimate Parent Company
Controlling Owner
420 Montgomery Street
San Francisco, CA 94163

      Funds Management serves as the adviser to certain funds in the Wells Fargo Funds family that have similar investment objectives and styles as certain Strong Funds. The chart below lists certain required information about similar funds advised by Funds Management. In addition to the funds listed below, Funds Management also serves as the adviser to certain Wells Fargo Variable Trust funds and Wells Fargo Master Trust portfolios that have similar investment objectives and styles as certain Strong Funds.

------------------------------------------------------------------------------------------------------------------------------------
             NAME OF FUND(1)                ASSET SIZE(2)      ANNUAL MANAGEMENT FEE(3)          NET OPERATING EXPENSE RATIO
             ---------------                -------------      ------------------------          ---------------------------
                                            (IN MILLIONS)
                                            -------------
------------------------------------------------------------------------------------------------------------------------------------
WF 100% Treasury Money Market Fund             3,371.9         $0 - 999M        0.300%        Class A                 0.65%(7)
                                                               $1B - 4.99B      0.275%        Service Class           0.50%(7)
                                                               >$5B             0.250%
------------------------------------------------------------------------------------------------------------------------------------
WF Asset Allocation Fund                       1,161.5         $0 - 499M        0.650%        Class A                 1.15%(10)
                                                               $500M - 999M     0.600%        Class B                 1.90%(10)
                                                               $1B - 2.99B      0.550%        Class C                 1.90%(10)
                                                               $3B - 4.99B      0.525%        Institutional Class     0.90%(10)
                                                               >$5B             0.500%
------------------------------------------------------------------------------------------------------------------------------------
WF C&B Large Cap Value Fund                    28.0            $0 - 499M        0.750%        Class A                 1.20%(11)
                                                               $500M - 999M     0.700%        Class B                 1.95%(11)
                                                               $1B - 2.99B      0.650%        Class C                 1.95%(11)
                                                               $3B - 4.99B      0.625%        Class D                 1.20%(11)
                                                               >$5B             0.600%        Institutional Class     0.95%(11)
                                                                                              Select Class            0.70%(11)
------------------------------------------------------------------------------------------------------------------------------------
WF C&B Mid Cap Value Fund                      542.0           $0 - 499M        0.750%        Class A                 1.40%(11)
                                                               $500M - 999M     0.700%        Class B                 2.15%(11)
                                                               $1B - 2.99B      0.650%        Class C                 2.15%(11)
                                                               $3B - 4.99B      0.625%        Class D                 1.25%(11)
                                                               >$5B             0.600%        Institutional Class     1.15%(11)
                                                                                              Select Class            0.90%(11)
------------------------------------------------------------------------------------------------------------------------------------
WF C&B Tax-Managed Value Fund                  17.0            $0 - 499M        0.750%        Class A                 1.20%(11)
                                                               $500M - 999M     0.700%        Class B                 1.95%(11)
                                                               $1B - 2.99B      0.650%        Class C                 1.95%(11)
                                                               $3B - 4.99B      0.625%        Class D                 1.20%(11)
                                                               >$5B             0.600%        Institutional Class     0.95%(11)
------------------------------------------------------------------------------------------------------------------------------------
WF California Limited Term Tax-Free Fund       90.2            $0 - 499M        0.400%        Class A                 0.85%(9)
                                                               $500M - 999M     0.350%        Class C                 1.60%(9)
                                                               $1B - 2.99B      0.300%        Institutional Class     0.60%(9)
                                                               $3B - 4.99B      0.275%
                                                               >$5B             0.250%
------------------------------------------------------------------------------------------------------------------------------------
WF California Tax-Free Fund                    520.6           $0 - 499M        0.400%        Class A                 0.80%(9)
                                                               $500M - 999M     0.350%        Class B                 1.55%(9)
                                                               $1B - 2.99B      0.300%        Class C                 1.55%(9)
                                                               $3B - 4.99B      0.275%        Institutional Class     0.55%(9)
                                                               >$5B             0.250%
------------------------------------------------------------------------------------------------------------------------------------
WF California Tax-Free Money Market Fund       2,537.5         $0 - 999M        0.300%        Class A                 0.65%(7)
                                                               $1B - 4.99B      0.275%        Service Class           0.45%(7)
                                                               >$5B             0.250%
------------------------------------------------------------------------------------------------------------------------------------
WF California Tax-Free Money Market Trust      477.2                            0.000%                                0.20%(7)
------------------------------------------------------------------------------------------------------------------------------------
Cash Investment Money Market Fund              13,811.9                         0.100%        Service Class           0.50%(7)
                                                                                              Administrator Class     0.35%(7)
                                                                                              Institutional Class     0.20%(7)
------------------------------------------------------------------------------------------------------------------------------------
WF Colorado Tax-Free Fund                      103.0           $0 - 499M        0.400%        Class A                 0.85%(9)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
             NAME OF FUND(1)                ASSET SIZE(2)      ANNUAL MANAGEMENT FEE(3)          NET OPERATING EXPENSE RATIO
             ---------------                -------------      ------------------------          ---------------------------
                                            (IN MILLIONS)
                                            -------------
------------------------------------------------------------------------------------------------------------------------------------
                                                               $500M - 999M     0.350%        Class B                 1.60%(9)
                                                               $1B - 2.99B      0.300%        Institutional Class     0.60%(9)
                                                               $3B - 4.99B      0.275%
                                                               >$5B             0.250%
------------------------------------------------------------------------------------------------------------------------------------
WF Diversified Bond Fund                       185.1                            0.580%(4)     Institutional Class     0.70%(8)
------------------------------------------------------------------------------------------------------------------------------------
WF Diversified Equity Fund                     1,442.7                          0.790%(4)     Class A                 1.25%(5)
                                                                                              Class B                 2.00%(5)
                                                                                              Class C                 2.00%(5)
                                                                                              Institutional Class     1.00%(5)
------------------------------------------------------------------------------------------------------------------------------------
WF Diversified Small Cap Fund                  442.4                            0.840%(4)     Institutional Class     1.20%(5)
------------------------------------------------------------------------------------------------------------------------------------
WF Equity Income Fund                          1,186.1         $0 - 499M        0.750%        Class A                 1.10%(10)
                                                               $500M - 999M     0.700%        Class B                 1.85%(10)
                                                               $1B - 2.99B      0.650%        Class C                 1.85%(10)
                                                               $3B - 4.99B      0.625%        Institutional Class     0.85%(10)
                                                               >$5B             0.600%
------------------------------------------------------------------------------------------------------------------------------------
WF Government Money Market Fund                9,357.8                          0.100%        Class A                 0.65%(7)
                                                                                              Service Class           0.50%(7)
                                                                                              Administrator Class     0.35%(7)
                                                                                              Institutional Class     0.20%(7)
------------------------------------------------------------------------------------------------------------------------------------
WF Growth Balanced Fund                        1,955.1                          0.710%(4)     Class A                 1.20%(5)
                                                                                              Class B                 1.95%(5)
                                                                                              Class C                 1.95%(5)
                                                                                              Institutional Class     0.95%(5)
------------------------------------------------------------------------------------------------------------------------------------
WF Growth Equity Fund                          556.6                            1.030%(4)     Class A                 1.50%(5)
                                                                                              Class B                 2.25%(5)
                                                                                              Class C                 2.25%(5)
                                                                                              Institutional Class     1.25%(5)
------------------------------------------------------------------------------------------------------------------------------------
WF Growth Fund                                 172.9           $0 - 499M        0.750%        Class A                 1.25%(10)
                                                               $500M - 999M     0.700%        Class B                 2.00%(10)
                                                               $1B - 2.99B      0.650%        Institutional Class     1.00%(10)
                                                               $3B - 4.99B      0.625%
                                                               >$5B             0.600%
------------------------------------------------------------------------------------------------------------------------------------
WF High Yield Bond Fund                        300.5           $0 - 499M        0.550%        Class A                 1.15%(8)
                                                               $500M - 999M     0.500%        Class B                 1.90%(8)
                                                               $1B - 2.99B      0.450%        Class C                 1.90%(8)
                                                               $3B - 4.99B      0.425%
                                                               >$5B             0.400%
------------------------------------------------------------------------------------------------------------------------------------
WF Income Fund                                 334.5           $0 - 499M        0.450%        Class A                 1.00%(8)
                                                               $500M - 999M     0.400%        Class B                 1.75%(8)
                                                               $1B - 2.99B      0.350%        Institutional Class     0.75%(8)
                                                               $3B - 4.99B      0.325%
                                                               >$5B             0.300%
------------------------------------------------------------------------------------------------------------------------------------
WF Income Plus Fund                            73.9            $0 - 499M        0.550%        Class A                 1.00%(8)
                                                               $500M - 999M     0.500%        Class B                 1.75%(8)
                                                               $1B - 2.99B      0.450%        Class C                 1.75%(8)
                                                               $3B - 4.99B      0.425%
                                                               >$5B             0.400%
------------------------------------------------------------------------------------------------------------------------------------
WF Index Allocation Fund                       82.4            $0 - 499M        0.650%        Class A                 1.15%(10)
                                                               $500M - 999M     0.600%        Class B                 1.90%(10)
                                                               $1B - 2.99B      0.550%        Class C                 1.90%(10)
                                                               $3B - 4.99B      0.525%
                                                               >$5B             0.500%
------------------------------------------------------------------------------------------------------------------------------------
WF Inflation-Protected Bond Fund               70.4            $0 - 499M        0.450%        Class A                 0.85%(8)
                                                               $500M - 999M     0.400%        Class B                 1.60%(8)
                                                               $1B - 2.99B      0.350%        Class C                 1.60%(8)
                                                               $3B - 4.99B      0.325%        Institutional Class     0.60%(8)
                                                               >$5B             0.300%
------------------------------------------------------------------------------------------------------------------------------------
WF Intermediate Government Income Fund         650.0           $0 - 499M        0.450%        Class A                 0.95%(8)
                                                               $500M - 999M     0.400%        Class B                 1.70%(8)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
             NAME OF FUND(1)                ASSET SIZE(2)      ANNUAL MANAGEMENT FEE(3)          NET OPERATING EXPENSE RATIO
             ---------------                -------------      ------------------------          ---------------------------
                                            (IN MILLIONS)
                                            -------------
------------------------------------------------------------------------------------------------------------------------------------
                                                               $1B - 2.99B      0.350%        Class C                 1.70%(8)
                                                               $3B - 4.99B      0.325%        Institutional Class     0.70%(8)
                                                               >$5B             0.300%
------------------------------------------------------------------------------------------------------------------------------------
WF International Equity Fund                   350.7           $0 - 499M        0.950%        Class A                 1.50%(5)
                                                               $500M - 999M     0.900%        Class B                 2.25%(5)
                                                               $1B - 2.99B      0.850%        Class C                 2.25%(5)
                                                               $3B - 4.99B      0.825%        Institutional Class     1.25%(5)
                                                               >$5B             0.800%
------------------------------------------------------------------------------------------------------------------------------------
WF Large Cap Appreciation Fund                 24.5            $0 - 999M        0.700%        Class A                 1.25%(5)
                                                               $1B - 2.99B      0.650%        Class B                 2.00%(5)
                                                               $3B - 4.99B      0.625%        Class C                 2.00%(5)
                                                               >$5B             0.600%        Institutional Class     1.00%(5)
------------------------------------------------------------------------------------------------------------------------------------
WF Large Cap Value Fund                        3.1             $0 - 499M        0.750%        Class A                 1.25%(5)
                                                               $500M - 999M     0.700%        Class B                 2.00%(5)
                                                               $1B - 2.99B      0.650%        Class C                 2.00%(5)
                                                               $3B - 4.99B      0.625%        Institutional Class     1.00%(5)
                                                               >$5B             0.600%
------------------------------------------------------------------------------------------------------------------------------------
WF Large Company Growth Fund                   2,827.8         $0 - 499M        0.750%        Class A                 1.20%(10)
                                                               $500M - 999M     0.700%        Class B                 1.95%(10)
                                                               $1B - 2.99B      0.650%        Class C                 1.95%(10)
                                                               $3B - 4.99B      0.625%        Institutional Class     0.95%(10)
                                                               >$5B             0.600%        Select Class            0.75%(10)
------------------------------------------------------------------------------------------------------------------------------------
WF Limited Term Government Income Fund         197.2           $0 - 499M        0.450%        Class A                 0.95%(8)
                                                               $500M - 999M     0.400%        Class B                 1.70%(8)
                                                               $1B - 2.99B      0.350%        Institutional Class     0.70%(8)
                                                               $3B - 4.99B      0.325%
                                                               >$5B             0.300%
------------------------------------------------------------------------------------------------------------------------------------
WF Liquidity Reserve Money Market Fund         1,779.4         $0 - 999M        0.300%        Investor                1.00%(7)
                                                               $1B - 4.99B      0.275%
                                                               >$5B             0.250%
------------------------------------------------------------------------------------------------------------------------------------
WF Minnesota Money Market Fund                 94.6            $0 - 999M        0.300%        Class A                 0.80%(7)
                                                               $1B - 4.99B      0.275%
                                                               >$5B             0.250%
------------------------------------------------------------------------------------------------------------------------------------
WF Minnesota Tax-Free Fund                     195.9           $0 - 499M        0.400%        Class A                 0.85%(9)
                                                               $500M - 999M     0.350%        Class B                 1.60%(9)
                                                               $1B - 2.99B      0.300%        Institutional Class     0.60%(9)
                                                               $3B - 4.99B      0.275%
                                                               >$5B             0.250%
------------------------------------------------------------------------------------------------------------------------------------
WF Moderate Balanced Fund                      553.6                            0.670%(4)     Class A                 1.15%(5)
                                                                                              Class B                 1.90%(5)
                                                                                              Class C                 1.90%(5)
                                                                                              Institutional Class     0.90%(5)
------------------------------------------------------------------------------------------------------------------------------------
WF Money Market Fund                           6,983.1         $0 - 999M        0.300%        Class A                 0.76%(7)
                                                               $1B - 4.99B      0.275%        Class B                 1.51%(7)
                                                               >$5B             0.250%
------------------------------------------------------------------------------------------------------------------------------------
WF Money Market Trust                          1,402.9                          0.000%                                0.20%(7)
------------------------------------------------------------------------------------------------------------------------------------
WF Montgomery Emerging Markets Focus Fund      180.5           $0 - 499M        1.100%        Class A                 1.90%(5)
                                                               $500M - 999M     1.050%        Class B                 2.65%(5)
                                                               $1B - 2.99B      1.000%        Class C                 2.65%(5)
                                                               $3B - 4.99B      0.975%        Institutional Class     1.60%(5)
                                                               >$5B             0.950%
------------------------------------------------------------------------------------------------------------------------------------
WF Montgomery Institutional Emerging           94.3            $0 - 499M        1.100%        Select Class            1.25%(5)
Markets Fund                                                   $500M - 999M     1.050%
                                                               $1B - 2.99B      1.000%
                                                               $3B - 4.99B      0.975%
                                                               >$5B             0.950%
------------------------------------------------------------------------------------------------------------------------------------
WF Montgomery Mid Cap Growth Fund              106.2           $0 - 499M        0.750%        Class A                 1.45%(5),(12)
                                                               $500M - 999M     0.700%        Class B                 2.20%(5),(13)
                                                               $1B - 2.99B      0.650%        Class C                 2.20%(5),(13)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
             NAME OF FUND(1)                ASSET SIZE(2)      ANNUAL MANAGEMENT FEE(3)          NET OPERATING EXPENSE RATIO
             ---------------                -------------      ------------------------          ---------------------------
                                            (IN MILLIONS)
                                            -------------
------------------------------------------------------------------------------------------------------------------------------------
                                                               $3B - 4.99B      0.625%
                                                               >$5B             0.600%
------------------------------------------------------------------------------------------------------------------------------------
WF Montgomery Short Duration Government        437.9           $0 - 499M        0.450%        Class A                 0.85%(8)
Bond Fund                                                      $500M - 999M     0.400%        Class B                 1.60%(8)
                                                               $1B - 2.99B      0.350%        Class C                 1.60%(8)
                                                               $3B - 4.99B      0.325%        Institutional Class     0.60%(8)
                                                               >$5B             0.300%
------------------------------------------------------------------------------------------------------------------------------------
WF Montgomery Small Cap Fund                   82.2            $0 - 499M        0.900%        Class A                 1.40%(10)
                                                               $500M - 999M     0.850%        Class B                 2.15%(10)
                                                               $1B - 2.99B      0.800%        Class C                 2.15%(10)
                                                               $3B - 4.99B      0.775%        Institutional Class     1.20%(10)
                                                               >$5B             0.750%
------------------------------------------------------------------------------------------------------------------------------------
WF Montgomery Total Return Bond Fund           316.4           $0 - 499M        0.450%        Class A                 0.90%(8)
                                                               $500M - 999M     0.400%        Class B                 1.65%(8)
                                                               $1B - 2.99B      0.350%        Class C                 1.65%(8)
                                                               $3B - 4.99B      0.325%        Institutional Class     0.70%(8)
                                                               >$5B             0.300%        Select Class            0.42%(8)
------------------------------------------------------------------------------------------------------------------------------------
WF National Limited Term Tax-Free Fund         172.3           $0 - 499M        0.400%        Class A                 0.85%(9)
                                                               $500M - 999M     0.350%        Class B                 1.60%(9)
                                                               $1B - 2.99B      0.300%        Class C                 1.60%(9)
                                                               $3B - 4.99B      0.275%        Institutional Class     0.60%(9)
                                                               >$5B             0.250%
------------------------------------------------------------------------------------------------------------------------------------
WF National Tax-Free Fund                      329.4           $0 - 499M        0.400%        Class A                 0.85%(9)
                                                               $500M - 999M     0.350%        Class B                 1.60%(9)
                                                               $1B - 2.99B      0.300%        Class C                 1.60%(9)
                                                               $3B - 4.99B      0.275%        Institutional Class     0.60%(9)
                                                               >$5B             0.250%
------------------------------------------------------------------------------------------------------------------------------------
WF National Tax-Free Money Market Fund         2,171.8                          0.100%        Class A                 0.65%(7)
                                                                                              Service Class           0.45%(7)
                                                                                              Institutional Class     0.20%(7)
------------------------------------------------------------------------------------------------------------------------------------
WF National Tax-Free Money Market Trust        352.2                            0.000%                                0.20%(7)
------------------------------------------------------------------------------------------------------------------------------------
WF Nebraska Tax-Free Fund                      46.3            $0 - 499M        0.400%        Institutional Class     0.83%(9),(14)
                                                               $500M - 999M     0.350%
                                                               $1B - 2.99B      0.300%
                                                               $3B - 4.99B      0.275%
                                                               >$5B             0.250%
------------------------------------------------------------------------------------------------------------------------------------
WF Outlook 2010 Fund                           195.1           $0 - 499M        0.650%        Class A                 1.25%(6)
                                                               $500M - 999M     0.600%        Class B                 2.00%(6)
                                                               $1B - 2.99B      0.550%        Class C                 2.00%(6)
                                                               $3B - 4.99B      0.525%        Institutional Class     0.95%(6)
                                                               >$5B             0.500%        Select Class            0.75%(6)
------------------------------------------------------------------------------------------------------------------------------------
WF Outlook 2020 Fund                           302.0           $0 - 499M        0.650%        Class A                 1.25%(6)
                                                               $500M - 999M     0.600%        Class B                 2.00%(6)
                                                               $1B - 2.99B      0.550%        Class C                 2.00%(6)
                                                               $3B - 4.99B      0.525%        Institutional Class     0.95%(6)
                                                               >$5B             0.500%        Select Class            0.75%(6)
------------------------------------------------------------------------------------------------------------------------------------
WF Outlook 2030 Fund                           190.8           $0 - 499M        0.650%        Class A                 1.25%(6)
                                                               $500M - 999M     0.600%        Class B                 2.00%(6)
                                                               $1B - 2.99B      0.550%        Class C                 2.00%(6)
                                                               $3B - 4.99B      0.525%        Institutional Class     0.95%(6)
                                                               >$5B             0.500%        Select Class            0.75%(6)
------------------------------------------------------------------------------------------------------------------------------------
WF Outlook 2040 Fund                           234.4           $0 - 499M        0.650%        Class A                 1.25%(6)
                                                               $500M - 999M     0.600%        Class B                 2.00%(6)
                                                               $1B - 2.99B      0.550%        Class C                 2.00%(6)
                                                               $3B - 4.99B      0.525%        Institutional Class     0.95%(6)
                                                               >$5B             0.500%        Select Class            0.75%(6)
------------------------------------------------------------------------------------------------------------------------------------
WF Outlook Today Fund                          88.6            $0 - 499M        0.650%        Class A                 1.25%(6)
                                                               $500M - 999M     0.600%        Class B                 2.00%(6)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
             NAME OF FUND(1)                ASSET SIZE(2)      ANNUAL MANAGEMENT FEE(3)          NET OPERATING EXPENSE RATIO
             ---------------                -------------      ------------------------          ---------------------------
                                            (IN MILLIONS)
                                            -------------
------------------------------------------------------------------------------------------------------------------------------------
                                                               $1B - 2.99B      0.550%        Class C                 2.00%(6)
                                                               $3B - 4.99B      0.525%        Institutional Class     0.95%(6)
                                                               >$5B             0.500%        Select Class            0.75%(6)
------------------------------------------------------------------------------------------------------------------------------------
WF Overland Express Sweep Fund                 4,540.0         $0 - 999M        0.300%                                1.08%(7)
                                                               $1B - 4.99B      0.275%
                                                               >$5B             0.250%
------------------------------------------------------------------------------------------------------------------------------------
WF Overseas Fund                               0.0             $0 - 499M        0.950%        Class A                 1.50%(5)
                                                               $500M - 999M     0.900%
                                                               $1B - 2.99B      0.850%
                                                               $3B - 4.99B      0.825%
                                                               >$5B             0.800%
------------------------------------------------------------------------------------------------------------------------------------
WF Prime Investment Money Market Fund          1,699.3                          0.100%        Service Class           0.55%(7)
                                                                                              Institutional Class     0.20%(7)
------------------------------------------------------------------------------------------------------------------------------------
WF SIFE Specialized Financial Services         512.8           $0 - 499M        0.950%        Class A                 1.35%(5)
Fund                                                           $500M - 999M     0.900%        Class B                 2.10%(5)
                                                               $1B - 2.99B      0.850%        Class C                 2.10%(5)
                                                               $3B - 4.99B      0.825%
                                                               >$5B             0.800%
------------------------------------------------------------------------------------------------------------------------------------
WF Small Cap Growth Fund                       164.1           $0 - 499M        0.900%        Class A                 1.45%(10)
                                                               $500M - 999M     0.850%        Class B                 2.20%(10)
                                                               $1B - 2.99B      0.800%        Class C                 2.20%(10)
                                                               $3B - 4.99B      0.775%        Institutional Class     1.20%(10)
                                                               >$5B             0.750%
------------------------------------------------------------------------------------------------------------------------------------
WF Small Cap Opportunities Fund                521.1           $0 - 499M        0.900%        Institutional Class     1.20%(5)
                                                               $500M - 999M     0.850%
                                                               $1B - 2.99B      0.800%
                                                               $3B - 4.99B      0.775%
                                                               >$5B             0.750%
------------------------------------------------------------------------------------------------------------------------------------
WF Small Company Growth Fund                   526.2           $0 - 499M        0.900%        Class A                 1.45%(5)
                                                               $500M - 999M     0.850%        Class B                 2.20%(5)
                                                               $1B - 2.99B      0.800%        Class C                 2.20%(5)
                                                               $3B - 4.99B      0.775%        Institutional Class     1.20%(5)
                                                               >$5B             0.750%
------------------------------------------------------------------------------------------------------------------------------------
WF Small Company Value Fund                    91.6            $0 - 499M        0.900%        Class A                 1.45%(5)
                                                               $500M - 999M     0.850%        Class B                 2.20%(5)
                                                               $1B - 2.99B      0.800%        Class C                 2.20%(5)
                                                               $3B - 4.99B      0.775%        Institutional Class     1.20%(5)
                                                               >$5B             0.750%
------------------------------------------------------------------------------------------------------------------------------------
WF Specialized Health Sciences Fund            34.9            $0 - 499M        0.950%        Class A                 1.65%(5)
                                                               $500M - 999M     0.900%        Class B                 2.40%(5)
                                                               $1B - 2.99B      0.850%        Class C                 2.40%(5)
                                                               $3B - 4.99B      0.825%
                                                               >$5B             0.800%
------------------------------------------------------------------------------------------------------------------------------------
WF Specialized Technology Fund                 158.0           $0 - 499M        1.050%        Class A                 1.75%(10)
                                                               $500M - 999M     1.000%        Class B                 2.50%(10)
                                                               $1B - 2.99B      0.950%        Class C                 2.50%(10)
                                                               $3B - 4.99B      0.925%
                                                               >$5B             0.900%
------------------------------------------------------------------------------------------------------------------------------------
WF Stable Income Fund                          749.3           $0 - 499M        0.450%        Class A                 0.90%(8)
                                                               $500M - 999M     0.400%        Class B                 1.65%(8)
                                                               $1B - 2.99B      0.350%        Class C                 1.65%(8)
                                                               $3B - 4.99B      0.325%        Institutional Class     0.65%(8)
                                                               >$5B             0.300%
------------------------------------------------------------------------------------------------------------------------------------
WF Strategic Growth Allocation Fund            168.5                            0.740%(4)     Institutional Class     1.00%(5)
------------------------------------------------------------------------------------------------------------------------------------
WF Strategic Income Fund                       402.4                            0.640%(4)     Institutional Class     0.85%(5)
------------------------------------------------------------------------------------------------------------------------------------
WF Tactical Maturity Bond Fund                 16.1            $0 - 499M        0.450%        Institutional Class     0.60%(8)
                                                               $500M - 999M     0.400%
                                                               $1B - 2.99B      0.350%
                                                               $3B - 4.99B      0.325%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
             NAME OF FUND(1)                ASSET SIZE(2)      ANNUAL MANAGEMENT FEE(3)          NET OPERATING EXPENSE RATIO
             ---------------                -------------      ------------------------          ---------------------------
                                            (IN MILLIONS)
                                            -------------
------------------------------------------------------------------------------------------------------------------------------------
                                                               >$5B             0.300%
------------------------------------------------------------------------------------------------------------------------------------
WF Treasury Plus Money Market Fund             4,999.1                          0.100%        Class A                 0.65%(7)
                                                                                              Service Class           0.50%(7)
                                                                                              Institutional Class     0.20%(7)
------------------------------------------------------------------------------------------------------------------------------------
WF WealthBuilder Growth & Income               93.0            $0 - 999M        0.200%                                1.50%(8)
Portfolio                                                      $1B - 4.99B      0.175%
                                                               >$5B             0.150%
------------------------------------------------------------------------------------------------------------------------------------
WF WealthBuilder Growth Balanced               271.2           $0 - 999M        0.200%                                1.50%(8)
Portfolio                                                      $1B - 4.99B      0.175%
                                                               >$5B             0.150%
------------------------------------------------------------------------------------------------------------------------------------
WF WealthBuilder Growth Portfolio              111.6           $0 - 999M        0.200%                                1.50%(8)
                                                               $1B - 4.99B      0.175%
                                                               >$5B             0.150%
------------------------------------------------------------------------------------------------------------------------------------

(1) Only mutual funds that have commenced operations are listed. Accordingly, even though the Wells Fargo Funds that will acquire the Funds have similar investment objectives as the Funds, since they have not yet commenced operations, they are not listed in the table.

(2) Total assets as of June 30, 2004.

(3) The annual management fee is expressed as a percentage of the average daily net asset value of the fund. The left side of this column lists breakpoints in millions or billions of dollars.

(4) Management Fees shown represent the management fees allocated from the various master portfolios in which the Fund invests as of 6/30/04.

(5) Funds Management has contractually agreed to waive fees and/or reimburse expenses through at least 1/31/05 in order to maintain the shown Net Expense Ratio.

(6) Funds Management has contractually agreed to waive fees and/or reimburse expenses through at least 6/30/05 in order to maintain the shown Net Expense Ratio.

(7) Funds Management has contractually agreed to waive fees and/or reimburse expenses through at least 7/31/05 in order to maintain the shown Net Expense Ratio.

(8) Funds Management has contractually agreed to waive fees and/or reimburse expenses through at least 9/30/05 in order to maintain the shown Net Expense Ratio.

(9) Funds Management has contractually agreed to waive fees and/or reimburse expenses through at least 10/31/05 in order to maintain the shown Net Expense Ratio.

(10) Funds Management has contractually agreed to waive fees and/or reimburse expenses through at least 1/31/06 in order to maintain the shown Net Expense Ratio.

(11) Funds Management has contractually agreed to waive fees and/or reimburse expenses through at least 2/28/07 in order to maintain the shown Net Expense Ratio.

(12) Effective 2/1/05, Funds Management has contractually agreed to waive fees and/or reimburse expenses through at least 1/31/06 in order to maintain a Net Expense Ratio of 1.40%.

(13) Effective 2/1/05, Funds Management has contractually agreed to waive fees and/or reimburse expenses through at least 1/31/06 in order to maintain a Net Expense Ratio of 2.15%.

(14) Effective 11/1/04, Funds Management has contractually agreed to waive fees and/or reimburse expenses through at least 10/31/05.

            The Wells Fargo Funds Board has adopted a dormant "multi-manager" structure for the new WF Acquiring Funds. Under this structure, a Fund and Funds Management would engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Wells Fargo Funds Board) for overseeing the sub-advisers and may, at times, recommend to the Wells Fargo Funds Board that the Fund: (i) change, add or terminate one or more sub-advisers; (ii) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (iii) materially change a sub-advisory agreement with a sub-adviser.

            Applicable law generally requires a Fund to obtain shareholder approval of most of these types of recommendations, even if the Board approves the proposed action. Under the dormant "multi-manager" structure approved by the Wells Fargo Funds Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Wells Fargo Funds Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law.

            At the discretion of the Wells Fargo Funds Board, the WF Small Cap Value Fund may become a gateway fund in a Master/Gateway(SM) structure that invests in one or more portfolios of Wells Fargo Master Trust. Although shareholder approval is not required to make this change, we will notify shareholders if the Wells Fargo Funds Board elects this structure.

            Over the past year, there have been numerous inquiries and investigations throughout the mutual fund and brokerage industries regarding matters such as the trading of mutual fund shares and sales practices relating to mutual fund shares. Like many other mutual fund investment advisers, Funds Management has been included in various inquiries and investigations by the SEC staff in connection with mutual fund industry trading abuses and other matters. Funds Management has also responded to information requests from federal and state governmental authorities relating to investigations of unaffiliated third parties. Funds Management has been cooperating fully with the SEC and other authorities in connection with all inquiries and investigations, including producing documents and providing testimony in response to queries about the Wells Fargo Funds' own short-term trading policies and trading activity in the Wells Fargo Funds. Nothing has come to the attention of Funds Management in connection with these matters that Funds Management believes would be material to its ability to provide investment advisory services to the Funds.

APPROVAL OF THE INTERIM AGREEMENT BY THE BOARD

            In considering the Interim Agreement, the Board was provided materials relating to, and considered and evaluated, with respect to each Strong Fund, (i) the terms of the Interim Agreement, including the nature and scope of services to be provided by Funds Management; (ii) that the fees and expenses that would be paid by the Fund under the Interim Agreement would be the same as those paid to SCM under the current investment advisory agreement; (iii) the management fee rates and payment arrangements, (iv) the historical investment performance of each Fund and Wells Fargo Funds with similar investment objectives, as compared to the performance of other funds currently available in the market not advised or managed by Funds Management, but having a similar investment focus and asset composition; (v) the ability of Funds Management to provide high quality investment advisory services to the Fund, in light of the experience and qualifications of Funds Management and its personnel and the terms of the Interim Agreement; (vi) that Wells Capital is expected to employ a significant number of key SCM portfolio managers and other personnel as of the closing of the Transaction; (vii) information provided by Funds Management relating to the matters described in the preceding paragraph; and (viii) the terms of the Reorganization. The Board also took into account all considerations taken into account in determining to approve the Reorganization. On the basis of its review and analysis of the foregoing information, the Board found that the terms of the Interim Agreement were fair and reasonable and in the best interest of shareholders.

            THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE INTERIM AGREEMENT BETWEEN FUNDS MANAGEMENT AND EACH CORPORATION.

                                   PROPOSAL 3:
                   APPROVAL OF INTERIM SUB-ADVISORY AGREEMENTS

SUMMARY

            At the closing of the Transaction, the existing investment sub-advisory agreements between SCM and (1) W. H. Reaves & Co., Inc. ("Reaves"), on behalf of the Strong Advisor Utilities and Energy Fund ("Reaves Sub-advisory Agreement"), (2) Next Century Growth Investors LLC ("NCG"), on behalf of the Strong Advisor U.S. Small/Mid Cap Growth Fund ("NCG Sub-advisory Agreement") and Strong U.S. Emerging Growth Fund ("NCG Sub-advisory Agreement II), and (3) Sloate, Weisman, Murray & Co., on behalf of the Strong Value Fund ("Sloate Sub-advisory Agreement"), will terminate. In August, 2004, the Board unanimously voted to approve each Strong Fund interim investment sub-advisory agreement, a form of which is included in this Prospectus/Proxy Statement as Exhibit H, between Funds Management and five investment sub-advisers, as described below, which, if approved by shareholders, would be effective during the Interim Period.

            Under each Interim Sub-Advisory Agreement, the sub-adviser is responsible for investment decisions and supplies investment research and portfolio management services. Each sub-adviser is responsible for the purchase and sale of securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates. The Funds shall bear all expenses incurred by each sub-adviser in connection with the provisions of services under each Interim Sub-Advisory Agreement. Each Interim Sub-Advisory Agreement shall become effective with respect to a Fund after it is approved in accordance with the requirements of the 1940 Act and executed by the Fund. Once approved, each Interim Sub-Advisory Agreement is required to be approved annually by either the Board or by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). In either case, each annual renewal must be approved by the vote of a majority of the Fund's Directors who are not parties to the Interim Sub-Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each Interim Sub-Advisory Agreement is terminable, without penalty, on 60 days' written notice by the Board by vote of a majority of the Fund's outstanding voting securities, or by the Adviser or Sub-Adviser, and will terminate automatically in the event of its assignment.

TERMS OF THE TERMINATING REAVES SUB-ADVISORY AGREEMENT, NCG SUB-ADVISORY AGREEMENT, SLOATE SUB-ADVISORY AGREEMENT AND INTERIM SUB-ADVISORY AGREEMENT

            Currently, SCM has entered into investment sub-advisory agreements only with respect to the Strong Advisor Utilities and Energy, Strong Advisor U.S. Small/Mid Cap Growth Fund, Strong U.S. Emerging Growth Fund, and Strong Value Fund. Funds Management, however, will enter into investment sub-advisory agreements with new sub-advisers on behalf of each Strong Fund during the Interim Period.

            Under the terms of the Reaves Sub-advisory Agreement, Reaves furnishes investment advisory and portfolio management services to the Fund with respect to its investments. Reaves is responsible for decisions to buy and sell the Fund's investments and all other transactions related to investments and the negotiation of brokerage commissions, if any, except that SCM is responsible for managing the cash and cash equivalent investments maintained by the Fund in the ordinary course of its business. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. However, because Reaves is a member of the New York Stock Exchange ("NYSE"), Reaves generally effects purchases and sales of securities on the NYSE and is paid a commission for such services commensurate with the commissions charged by unaffiliated brokers in arm's length transactions. For the period January 1, 2003 to December 31, 2003, 100% ($64,422) of the Fund's aggregate brokerage commissions were paid to Reaves. Reaves bears all expenses incurred by it in connection with its services under the Reaves Sub-advisory Agreement. The Reaves Sub-advisory Agreement may be terminated at any time, without payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to Reaves. The Reaves Sub-advisory Agreement may also be terminated by SCM for breach upon 20 days' notice, immediately in the event that Reaves becomes unable to discharge its duties and obligations, and upon 60 days' notice for any reason. The Reaves Sub-advisory Agreement may be terminated by Reaves upon 180 days' notice for any reason. The Reaves Sub-advisory Agreement will terminate automatically in the event of its unauthorized assignment.

            The date of the current Reaves Sub-advisory Agreement is May 1, 2003. The Reaves Sub-advisory Agreement was last submitted to shareholder vote on July 31, 2002. Under the Reaves Sub-advisory Agreement, SCM pays Reaves a fee, based on the Fund's average daily net asset value, computed and paid monthly, at an annual rate of (i) 0.585% of the first $200 million of the Fund's net assets, (ii) 0.36% on the next $100 million of assets between $200 million and $300 million; (iii) 0.27% on the next $300 million of assets between $300 million and $600 million; (iv) 0.225% on the next $200 million of assets between $600 million and $800 million; (v) 0.18% on the next $200 million of assets between $800 million and $1.0 billion; (vi) 0.16% on the next $500 million of assets between $1.0 billion and $1.5 billion; (vii) 0.135% on the next $500 million of assets between $1.5 billion and $2.0 billion; (viii) 0.115% on the next $500 million of assets between $2.0 billion and $2.5 billion; and (ix) 0.09% on assets over $2.5 billion. These fees are subject to adjustment upward or downward depending on the Fund's performance measured against a benchmark ("Benchmark"). The Benchmark is 90% of the performance of a blend of 50% S&P 500 Utilities Index, 25% S&P 500 Telecommunication Services Index, and 25% S&P 500 Energy Index. Specifically, Reaves is paid a fee that is 11% higher (rounded to the nearest two decimal places) than the fees listed above if the Fund's performance during a rolling twelve month period, determined at the end of each month, is equal to or greater than the performance of the Benchmark. However, if the Fund's performance is less than the performance of the Benchmark for the same calculation period, then Reaves will be paid a fee that is 11% less (rounded to the nearest two decimal places) than the fees listed above.

            The Reaves Sub-Advisory Agreement is only applicable to the Strong Advisor Utilities and Energy Fund. The terms of the proposed Interim Sub-Advisory Agreement for this Fund are substantially similar to those of the Reaves Sub-Advisory Agreement except with respect to the fee schedules, which are shown above, and with respect to the following provisions. The Reaves Sub-Advisory Agreement may be terminated: (i) by vote of a majority of the Board or by vote of a majority of the outstanding voting securities for this Fund upon 60 days' notice; (ii) by SCM for breach upon 20 days' notice, immediately in the event that Reaves becomes unable to discharge its duties and obligations, and upon 60 days' notice for any reason; and (iii) by Reaves upon 180 days' notice for any reason, whereas the Interim Sub-Advisory Agreement is terminable by any party upon 60 days' notice. In addition, unlike the Interim Sub-Advisory Agreement, under the Reaves Sub-Advisory Agreement, Reaves is prohibited from, except as specified in the Reaves Sub-Advisory Agreement or agreed to in writing by Reaves: (i) offering investment advice to any investment company other than the Strong Advisor Utilities and Energy Fund; and (ii) sponsoring, promoting or distributing any new investment product or service substantially similar to the Strong Advisor Utilities and Energy Fund. Under the Reaves Sub-Advisory Agreement, Reaves must immediately notify and disclose to SCM any arrangement to charge any of its similarly situated advisory clients on a more favorable compensation basis. The Interim Sub-Advisory Agreement does not contain such a notice provision.

            Under the terms of the NCG Sub-advisory Agreement, NCG furnishes investment advisory and portfolio management services to the Strong Advisor U.S. Small/Mid Cap Growth Fund with respect to its investments. NCG is responsible for decisions to buy and sell the Fund's investments and all other transactions related to investment and the negotiation of brokerage commissions, if any, except that SCM is responsible for managing the cash and cash equivalent investments maintained by the Fund in the ordinary course of its business. NCG bears all expenses incurred by it in connection with its services under the NCG Sub-advisory Agreement. The NCG Sub-advisory Agreement may be terminated at any time, without payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to NCG. The NCG Sub-advisory Agreement may also be terminated by SCM for breach upon 20 days' notice, immediately in the event that NCG becomes unable to discharge its duties and obligations, and upon 60 days' notice for any reason. The NCG Sub-advisory Agreement may be terminated by NCG upon 180 days' notice for any reason. The NCG Sub-advisory Agreement will terminate automatically in the event of its unauthorized assignment.

            The date of the current NCG Sub-advisory Agreement is July 31, 2002. The NCG Sub-advisory Agreement was last submitted to shareholder vote on March 28, 2002. Under the NCG Sub-advisory Agreement, SCM pays NCG a monthly fee based on the annual rate of 30% of the Fund's net advisory fees paid to SCM for the Fund's average daily net assets up to $1 billion and 25% of the Fund's net advisory fees paid to SCM for the Fund's average daily net assets above $1 billion, minus 50% of any payments SCM is obligated to make to third party financial intermediaries for various administrative services such third party intermediaries provide for the Fund's shareholders who invest through them. SCM may waive all or any portion of its management fee. In the event of a full waiver, the sub-advisory fee shall be zero. In the event of a partial waiver, the sub-advisory fee shall be reduced pro rata.

            Under the terms of the NCG Sub-advisory Agreement II, NCG furnishes investment advisory and portfolio management services to the Strong U.S. Emerging Growth Fund with respect to its investments. NCG is responsible for decisions to buy and sell the Fund's investments and all other transactions related to investment and the negotiation of brokerage commissions, if any, except that SCM is responsible for managing the cash and cash equivalent investments maintained by the Fund in the ordinary course of its business. NCG bears all expenses incurred by it in connection with its services under the NCG Sub-advisory Agreement II. The NCG Sub-advisory Agreement II may be terminated at any time, without payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to NCG. The NCG Sub-advisory Agreement II may also be terminated by SCM for breach upon 20 days' notice, immediately in the event that NCG becomes unable to discharge its duties and obligations, and upon 60 days' notice for any reason. The NCG Sub-advisory Agreement II may be terminated by NCG upon 180 days' notice for any reason. The NCG Sub-advisory Agreement II will terminate automatically in the event of its unauthorized assignment.

            The date of the current NCG Sub-advisory Agreement II is May 1, 2002. The NCG Sub-advisory Agreement II was last submitted to shareholder vote on December 30, 1998. Under the NCG Sub-advisory Agreement II, SCM pays NCG a monthly fee based on the annual rate of 0.50% of the Fund's average daily net assets up to $200 million, 0.40% of the Fund's average daily net assets for the next $800 million, and 0.35% of the Fund's average daily net assets over $1 billion minus 50% of any payments SCM is obligated to make to third party financial intermediaries for various administrative services such third party intermediaries provide for the Fund's shareholders who invest through them. SCM may waive all or any portion of its management fee. In the event of a full waiver, the sub-advisory fee shall be zero. In the event of a partial waiver, the sub-advisory fee shall be reduced pro rata.

            The NCG Sub-Advisory Agreement is only applicable to the Strong U.S. Emerging Growth Fund and the Strong Advisor U.S. Small/Mid Cap Growth Fund. The terms of the proposed Interim Sub-Advisory Agreement for this Fund are substantially similar to those of the NCG Sub-Advisory Agreement and NCG Sub-Advisory Agreement II, except with respect to the fee schedules, which are shown above, and with respect to the following provisions. The NCG Sub-Advisory Agreement may be terminated: (i) by vote of a majority of the Board or by vote of a majority of the outstanding voting securities for this Fund upon 60 days' notice; (ii) by SCM for breach upon 20 days' notice, immediately in the event that NCG becomes unable to discharge its duties and obligations, and upon 60 days' notice for any reason; and (iii) by NCG upon 180 days' notice for any reason, whereas the Interim Sub-Advisory Agreement is terminable by any party upon 60 days' notice. In addition, unlike the Interim Sub-Advisory Agreement, under the NCG Sub-Advisory Agreement, NCG is prohibited from, except as specified in the NCG Sub-Advisory Agreement or agreed to in writing by NCG: (i) offering investment advice to any investment company other than the Strong U.S. Emerging Growth Fund and the Strong Advisor U.S. Small/Mid Cap Growth Fund; and
(ii) sponsoring, promoting or distributing any new investment product or service substantially similar to the Strong U.S. Emerging Growth Fund and the Strong Advisor U.S. Small/Mid Cap Growth Fund. Under the NCG Sub-Advisory Agreement, NCG must immediately notify and disclose to SCM any arrangement to charge any of its similarly situated advisory clients on a more favorable compensation basis. The Interim Sub-Advisory Agreement does not contain such a notice provision.

            Under the terms of the Sloate Sub-advisory Agreement, Sloate furnishes investment advisory and portfolio management services to the Strong Value Fund with respect to its investments. Sloate is responsible for decisions to buy and sell the Fund's investments and all other transactions related to investments and the negotiation of brokerage commissions, if any, except that SCM is responsible for managing the cash and cash equivalent investments maintained by the Fund in the ordinary course of its business. Purchases and sales of securities on a securities exchange are affected through brokers who charge a negotiated commission for their services. However, because SWM Securities, Inc. ("SWM"), an affiliated company of Sloate, is a member of the NYSE, Sloate generally effects purchases and sales of securities on the NYSE and is paid a commission for such services commensurate with the commissions charged by unaffiliated brokers in arm's length transactions. For the period January 1, 2003, to December 31, 2003, 10.78% ($23,784) of the Strong Value Fund's aggregate brokerage commissions were paid to SWM. Sloate bears all expenses incurred by it in connection with its services under the Sloate Sub-advisory Agreement. The Sloate Sub-advisory Agreement may be terminated at any time, without payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to Sloate. The Sloate Sub-advisory Agreement may also be terminated by SCM for breach upon 20 days' notice, immediately in the event that Sloate becomes unable to discharge its duties and obligations, and upon 60 days' notice for any reason. The Sloate Sub-advisory Agreement may be terminated by Sloate upon 180 days' notice for any reason. The Sloate Sub-advisory Agreement will terminate automatically in the event of its unauthorized assignment.

            The date of the current Sloate Sub-advisory Agreement is July 23, 2001. The Sloate Sub-advisory Agreement was last submitted to shareholder vote on July 20, 2001. Under the Sloate Sub-advisory Agreement, SCM pays Sloate a fee, computed and paid monthly, of 0.60% of the Fund's average daily net asset value on the first $74.2 million, (this amount being "base" net assets), 0.50% of the Fund's average daily net asset value on net assets from base net assets to $300 million in the Fund, and 0.40% of the Fund's average daily net asset value on net assets in excess of $300 million. SCM may waive all or any portion of its advisory fee. In the event of a full waiver, the sub-advisory fee is zero. In the event of a partial waiver, the sub-advisory fee is reduced pro rata.

            The Sloate Sub-Advisory Agreement is only applicable to the Strong Value Fund. The terms of the proposed Interim Sub-Advisory Agreement for this Fund are substantially similar to those of the Sloate Sub-Advisory Agreement except with respect to the fee schedules, which are shown above, and with respect to the following provisions. The Sloate Sub-Advisory Agreement may be terminated: (i) by vote of a majority of the Board or by vote of a majority of the outstanding voting securities for this Fund upon 60 days' notice; (ii) by SCM for breach upon 20 days' notice, immediately in the event that Sloate becomes unable to discharge its duties and obligations, and upon 60 days' notice for any reason; and (iii) by Sloate upon 180 days' notice for any reason, whereas the Interim Sub-Advisory Agreement is terminable by any party upon 60 days' notice. In addition, unlike the Interim Sub-Advisory Agreement, under the Sloate Sub-Advisory Agreement, Sloate is prohibited from, except as specified in the Sloate Sub-Advisory Agreement or agreed to in writing by Sloate: (i) offering investment advice to any investment company other than the Strong Value Fund; and (ii) sponsoring, promoting or distributing any new investment product or service substantially similar to the Strong Value Fund. Under the Sloate Sub-Advisory Agreement, Sloate must immediately notify and disclose to SCM any arrangement to charge any of its similarly situated advisory clients on a more favorable compensation basis. The Interim Sub-Advisory Agreement does not contain such a notice provision.

            The Board last approved the Reaves Sub-advisory Agreement, NCG Sub-advisory Agreement, NCG Sub-advisory Agreement II, and Sloate Sub-advisory Agreement on April 30, 2004.

            SCM paid the following fees to Reaves, NCG, or Sloate during the last fiscal year:

--------------------------------------------------------------------------------
CORPORATION/STRONG FUND                                             SUB-ADVISORY
--------------------------------------------------------------------------------
Strong Equity Funds, Inc.
--------------------------------------------------------------------------------
      Strong Advisor Utilities and Energy Fund                        $ 58,732
--------------------------------------------------------------------------------
      Strong U.S. Emerging Growth Fund                                 398,407
--------------------------------------------------------------------------------
      Strong Value Fund                                                283,524
--------------------------------------------------------------------------------
Strong Opportunity Fund, Inc.
--------------------------------------------------------------------------------
      Strong Advisor U.S. Small/Mid Cap Growth Fund                      4,849
--------------------------------------------------------------------------------
                            Aggregate Total for all Funds:            $745,512
--------------------------------------------------------------------------------

PROPOSAL 3A: APPROVAL OF AN INVESTMENT SUB-ADVISORY AGREEMENT WITH WELLS CAPITAL MANAGEMENT INCORPORATED

            The interim investment sub-advisory agreement between Funds Management and Wells Capital ("Interim Wells Capital Sub-advisory Agreement") would apply to each Strong Fund that currently has a Strong Advisory Agreement, except the Strong Advisor Focus, Strong Advisor International Core, Strong Advisor Large Company Core, Strong Advisor Technology, Strong Blue Chip, Strong Technology 100, and Strong Value Funds.

            Wells Capital is located at 525 Market Street, 10th Floor, San Francisco, CA 94105. The owners and principal executive officers of Wells Capital are listed below. Unless otherwise indicated, the address for each is 525 Market Street, 10th Floor, San Francisco, CA 94150. Currently, no officers or directors/trustees of the Strong Funds are officers, directors, employees, shareholders, or general partners of Wells Capital. No officers or directors/trustees of the Strong Funds have any material interest in Wells Capital, or in any material transaction in which Wells Capital or an affiliate is a party.(2)

     OFFICER - NAME         POSITION AT WELLS CAPITAL                 PRINCIPAL OCCUPATION
     Robert W. Bissell      Director and President                    Same as position at Wells Capital

     Kirk Hartman           Executive Vice President,                 Same as position at Wells Capital
                            Chief Investment Officer

     William L. Timoney     Executive Vice President,                 Same as position at Wells Capital
                            Client Services

     Amru A. Khan           Executive Vice President,                 Same as position at Wells Capital
                            Sales and Marketing

     David O'Keefe          Chief Financial Officer                   Same as position at Wells Capital

     Thomas M. O'Malley     Executive Vice President,                 Same as position at Wells Capital
                            Short Duration/Liquidity Management

     James W. Paulsen       Executive Vice President,                 Same as position at Wells Capital
                            Chief Investment Strategist

     Monica W. Poon         Chief Compliance Officer                  Same as position at Wells Capital

     William C. Stevens     Senior Vice President, Chief Fixed        Same as position at Wells Capital
                            income Officer

----------
(2) Certain Strong Fund officers that are also employees of SFC or its subsidiaries may become employed by Funds Management, Wells Capital, or an affiliate at the close of the Transaction.

OWNERS - NAME, RELATIONSHIP TO WELLS CAPITAL AND ADDRESS

Wells Fargo Bank, N.A.
Direct Parent Company
Controlling Owner
420 Montgomery Street
San Francisco, CA 94163

Wells Fargo & Company
Ultimate Parent Company
Controlling Owner
420 Montgomery Street
San Francisco, CA 94163

            Under the Interim Wells Capital Sub-advisory Agreement, Funds Management, out of the fees it would receive as investment adviser, not the Strong Funds, would pay Wells Capital a fee based on the following fee schedule:

            -----------------------------------------------------------------------------
            FUND                                                 FUND ASSETS        FEE

            -----------------------------------------------------------------------------
            Strong Advisor Common Stock Fund                     $0-200 million    0.350%
            Strong Advisor Mid Cap Growth Fund                Over $200 million    0.300%
            Strong Advisor Small Cap Value Fund
            Strong Advisor U.S. Small/Mid Cap Growth Fund
            Strong Multi Cap Value Fund
            Strong U.S. Emerging Growth Fund

            -----------------------------------------------------------------------------
            Strong Advisor Endeavor Large Cap Fund               $0-200 million    0.350%
            Strong Advisor Select Fund                        Next $200 million    0.300%
            Strong Advisor U.S. Value Fund                    Over $400 million    0.250%
            Strong Advisor Utilities and Energy Fund
            Strong Strategic Value Fund

            -----------------------------------------------------------------------------
            Strong Advisor Bond Fund                             $0-400 million    0.200%
            Strong Advisor Municipal Bond Fund                Next $400 million    0.175%
            Strong Advisor Short Duration Bond Fund           Over $800 million    0.150%
            Strong Advisor Strategic Income Fund
            Strong Corporate Income Fund
            Strong Municipal Bond
            -----------------------------------------------------------------------------

            Wells Capital serves as the sub-adviser to certain Funds in the Wells Fargo Funds family that have similar investment objectives as Strong Funds that would be covered by the Interim Wells Capital Sub-advisory Agreement. The chart below lists certain required information about such Funds. In addition to the funds listed below, Wells Capital also serves as the adviser to certain Wells Fargo Variable Trust Funds and Wells Fargo Master Trust portfolios that have similar investment objectives and styles as certain Strong Funds.

-----------------------------------------------------------------------------------------------------------------------
            NAME OF FUND(1)                  ASSET SIZE(2)        ANNUAL MANAGEMENT FEE(3)       WAIVERS/REIMBURSEMENTS
            ---------------                  -------------        ------------------------       ----------------------
                                             (IN MILLIONS)
                                             -------------
-----------------------------------------------------------------------------------------------------------------------
100% Treasury Money Market Fund                 3,371.9          $0-1B               0.05%                 0.00%
                                                                 >$1B                0.04%
-----------------------------------------------------------------------------------------------------------------------
Asset Allocation Fund                           1,161.5          $0 - 1B             0.15%                 0.00%
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
            NAME OF FUND(1)                  ASSET SIZE(2)        ANNUAL MANAGEMENT FEE(3)       WAIVERS/REIMBURSEMENTS
            ---------------                  -------------        ------------------------       ----------------------
                                             (IN MILLIONS)
                                             -------------
-----------------------------------------------------------------------------------------------------------------------
                                                                 >$1B                0.100%
-----------------------------------------------------------------------------------------------------------------------
California Limited Term Tax-Free Fund           90.2             $0-400M             0.150%                0.00%
                                                                 $400M-800M          0.125%
                                                                 >$800M              0.100%
-----------------------------------------------------------------------------------------------------------------------
California Tax-Free Fund                        520.6            $0-400M             0.150%                0.00%
                                                                 $400M-800M          0.125%
                                                                 >$800M              0.100%
-----------------------------------------------------------------------------------------------------------------------
California Tax-Free Money Market Fund           2,537.5          $0-1B               0.050%                0.00%
                                                                 >$1B                0.040%
-----------------------------------------------------------------------------------------------------------------------
California Tax-Free Money Market Trust          477.2                                0.000%                0.00%
-----------------------------------------------------------------------------------------------------------------------
Cash Investment Money Market Fund               13,811.9         $0-1B               0.050%                0.00%
                                                                 >$1B                0.040%
-----------------------------------------------------------------------------------------------------------------------
Colorado Tax-Free Fund                          103.0            $0-400M             0.150%                0.00%
                                                                 $400M-800M          0.125%
                                                                 >$800M              0.100%
-----------------------------------------------------------------------------------------------------------------------
Equity Income Fund                              1,186.1          $0-200M             0.250%                0.00%
                                                                 $200M-400M          0.200%
                                                                 >$400M              0.150%
-----------------------------------------------------------------------------------------------------------------------
Government Money Market Fund                    9,357.8          $0-1B               0.050%                0.00%
                                                                 >$1B                0.040%
-----------------------------------------------------------------------------------------------------------------------
Growth Fund                                     172.9            $0-200M             0.250%                0.00%
                                                                 $200M-400M          0.200%
                                                                 >$400M              0.150%
-----------------------------------------------------------------------------------------------------------------------
Growth Balanced Fund                            1,955.1                              0.050%                0.00%
-----------------------------------------------------------------------------------------------------------------------
Income Fund                                     334.5            $0-400M             0.150%                0.00%
                                                                 $400M-800M          0.125%
                                                                 >$800M              0.100%
-----------------------------------------------------------------------------------------------------------------------
Income Plus Fund                                73.9             $0-400M             0.200%                0.00%
                                                                 $400-800M           0.175%
                                                                 >$800M              0.150%
-----------------------------------------------------------------------------------------------------------------------
Index Allocation Fund                           82.4             $0 - 1B             0.150%                0.00%
                                                                 >$1B                0.100%
-----------------------------------------------------------------------------------------------------------------------
Inflation-Protected Bond Fund                   70.4             $0-400M             0.150%                0.00%
                                                                 $400M-800M          0.125%
                                                                 >$800M              0.100%
-----------------------------------------------------------------------------------------------------------------------
Intermediate Government Income Fund             650.0            $0-400M             0.150%                0.00%
                                                                 $400M-800M          0.125%
                                                                 >$800M              0.100%
-----------------------------------------------------------------------------------------------------------------------
Limited Term Government Income Fund             197.2            $0-400M             0.150%                0.00%
                                                                 $400M-800M          0.125%
                                                                 >$800M              0.100%
-----------------------------------------------------------------------------------------------------------------------
Liquidity Reserve Money Market Fund             1,779.4          $0-1B               0.050%                0.00%
                                                                 >$1B                0.040%
-----------------------------------------------------------------------------------------------------------------------
Minnesota Money Market Fund                     94.6             $0-1B               0.050%                0.00%
                                                                 >$1B                0.040%
-----------------------------------------------------------------------------------------------------------------------
Minnesota Tax-Free Fund                         195.9            $0-400M             0.150%                0.00%
                                                                 $400M-800M          0.125%
                                                                 >$800M              0.100%
-----------------------------------------------------------------------------------------------------------------------
Moderate Balanced Fund                          553.6                                0.050%                0.00%
-----------------------------------------------------------------------------------------------------------------------
Money Market Fund                               6,983.1          $0-1B               0.050%                0.00%
                                                                 >$1B                0.040%
-----------------------------------------------------------------------------------------------------------------------
Money Market Trust                              1,402.9                              0.000%                0.00%
-----------------------------------------------------------------------------------------------------------------------
Montgomery Emerging Markets Focus Fund          180.5            $0-200M             0.350%                0.00%
                                                                 >$200M              0.250%
-----------------------------------------------------------------------------------------------------------------------
Montgomery Institutional Emerging               94.3             $0-200M             0.350%                0.00%
Markets Fund                                                     >$200M              0.250%
-----------------------------------------------------------------------------------------------------------------------
Montgomery Mid Cap Growth Fund                  106.2            $0-200M             0.250%                0.00%
                                                                 >$200M              0.200%
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
            NAME OF FUND(1)                  ASSET SIZE(2)        ANNUAL MANAGEMENT FEE(3)       WAIVERS/REIMBURSEMENTS
            ---------------                  -------------        ------------------------       ----------------------
                                             (IN MILLIONS)
                                             -------------
-----------------------------------------------------------------------------------------------------------------------
Montgomery Short Duration Government            437.9            $0-400M             0.150%                0.00%
Bond Fund                                                        $400M-800M          0.125%
                                                                 >$800M              0.100%
-----------------------------------------------------------------------------------------------------------------------
Montgomery Small Cap Fund                       82.2             $0-200M             0.250%                0.00%
                                                                 >$200M              0.200%
-----------------------------------------------------------------------------------------------------------------------
Montgomery Total Return Bond Fund               316.4            $0-400M             0.150%                0.00%
                                                                 $400M-800M          0.125%
                                                                 >$800M              0.100%
-----------------------------------------------------------------------------------------------------------------------
National Limited Term Tax-Free Fund             172.3            $0-400M             0.150%                0.00%
                                                                 $400M-800M          0.125%
                                                                 >$800M              0.100%
-----------------------------------------------------------------------------------------------------------------------
National Tax-Free Fund                          329.4            $0-400M             0.150%                0.00%
                                                                 $400M-800M          0.125%
                                                                 >$800M              0.100%
-----------------------------------------------------------------------------------------------------------------------
National Tax-Free Money Market Fund             2,171.8          $0-1B               0.050%                0.00%
                                                                 >$1B                0.040%
-----------------------------------------------------------------------------------------------------------------------
National Tax-Free Money Market Trust            352.2                                0.000%                0.00%
-----------------------------------------------------------------------------------------------------------------------
Nebraska Tax-Free Fund                          46.3             $0-400M             0.150%                0.00%
                                                                 $400M-800M          0.125%
                                                                 >$800M              0.100%
-----------------------------------------------------------------------------------------------------------------------
Overland Express Sweep Fund                     4,540.0          $0-1B               0.050%                0.00%
                                                                 >$1B                0.040%
-----------------------------------------------------------------------------------------------------------------------
Prime Investment Money Market Fund              1,699.3          $0-1B               0.050%                0.00%
                                                                 >$1B                0.040%
-----------------------------------------------------------------------------------------------------------------------
SIFE Specialized Financial Services             512.8            $0-200M             0.250%                0.00%
Fund                                                             $200-400M           0.200%
                                                                 >$400M              0.150%
-----------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund                           164.1            $0-200M             0.250%                0.00%
                                                                 >$200M              0.200%
-----------------------------------------------------------------------------------------------------------------------
Strategic Growth Allocation Fund                168.5                                0.050%                0.00%
-----------------------------------------------------------------------------------------------------------------------
Strategic Income Fund                           402.4                                0.050%                0.00%
-----------------------------------------------------------------------------------------------------------------------
Treasury Plus Money Market Fund                 4,999.1          $0-1B               0.050%                0.00%
                                                                 >$1B                0.040%
-----------------------------------------------------------------------------------------------------------------------

(1) Only mutual funds that have commenced operations are listed. Accordingly, even though the Wells Fargo Funds that will acquire the Funds have similar investment objectives as the Funds, since they have not yet commenced operations, they are not listed in the table.

(2) Total assets as of June 30, 2004.

(3) The annual management fee is expressed as a percentage of the average daily net asset value of the fund. The left side of this column lists breakpoints in millions of dollars.

APPROVAL OF THE INTERIM WELLS CAPITAL SUB-ADVISORY AGREEMENT BY THE BOARD

            In considering the Interim Wells Capital Sub-advisory Agreement, the Board was provided materials relating to, and considered and evaluated, with respect to the Fund, (i) the terms of the Interim Wells Capital Sub-advisory Agreement; (ii) that the fees under the Interim Wells Capital Sub-advisory Agreement would be paid by Funds Management; and (iii) that Wells Capital is expected to employ a significant number of key SCM portfolio managers and other personnel as of the closing of the Transaction; and (iv) the terms of the Reorganization. On the basis of its review and analysis of the foregoing, among other things, the Board found that the terms of the Interim Wells Capital Sub-advisory Agreement were fair and reasonable and in the best interest of shareholders. The Board approved certain compliance policies and procedures of Wells Capital on September 29, 2004.

      THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE INTERIM WELLS CAPITAL SUB-ADVISORY AGREEMENT WITH FUNDS MANAGEMENT.

PROPOSAL 3B: APPROVAL OF AN INVESTMENT SUB-ADVISORY AGREEMENT WITH PEREGRINE CAPITAL MANAGEMENT, INC. ("PEREGRINE")

            The interim investment sub-advisory agreement between Funds Management and Peregrine ("Interim Peregrine Sub-advisory Agreement"), would apply to the Strong Advisor Focus and Strong Blue Chip Funds.

            Peregrine is located at 800 LaSalle, Suite 1850, Minneapolis, MN 55402. The owners and principal executive officers of Peregrine are listed below. Unless otherwise indicated, the address for each is 800 LaSalle, Suite 1850, Minneapolis, MN 55402. No officers or directors/trustees of the Strong Funds are officers, directors, employees, shareholders or general partners of Peregrine. No officers or directors/trustees of the Strong Funds have any material interest in Peregrine, or in any material transaction in which Peregrine or an affiliate is a party.

      OFFICER - NAME              POSITION AT PEREGRINE                            PRINCIPAL OCCUPATION
      Robert B. Mersky            Chairman, Chief Executive Officer and            Same as position at Peregrine
                                  President
      Ronald G. Hoffman           Chief Operating Officer, Chief Compliance        Same as position at Peregrine
                                  Officer, Chief Financial Officer and Senior
                                  Vice President
      Paul E. VonKuster           Senior Vice President                            Same as position at Peregrine
      William D. Giese            Senior Vice President                            Same as position at Peregrine
      John S. Dale                Senior Vice President                            Same as position at Peregrine
      Gary E. Nussbaum            Senior Vice President                            Same as position at Peregrine
      Barbara K. McFadden         Senior Vice President                            Same as position at Peregrine
      Paul R. Wurm                Senior Vice President                            Same as position at Peregrine
      Tasso H. Coin               Senior Vice President                            Same as position at Peregrine
      Julie M. Gerend             Senior Vice President                            Same as position at Peregrine
      Daniel J. Hagen             Senior Vice President                            Same as position at Peregrine
      Jay H. Strohmaier           Senior Vice President                            Same as position at Peregrine
      James P. Ross               Senior Vice President                            Same as position at Peregrine
      Douglas G. Pugh             Senior Vice President                            Same as position at Peregrine
      William A. Grierson         Vice President                                   Same as position at Peregrine
      John A. Maschoff            Senior Vice President                            Same as position at Peregrine
      Jason R. Ballsrud           Vice President                                   Same as position at Peregrine
      Jon R. Campbell             Director                                         Same as position at Peregrine
      Reid A. Kilberg             Senior Vice President                            Same as position at Peregrine
      Colin M. Sharp              Senior Vice President                            Same as position at Peregrine
      David S. Lunt               Senior Vice President                            Same as position at Peregrine
      Stefanie M. Adams           Senior Vice President                            Same as position at Peregrine
      Jeffrey D. Nordstrom        Vice President                                   Same as position at Peregrine

OWNERS - NAME, RELATIONSHIP TO PEREGRINE AND ADDRESS

Wells Fargo & Company
Direct Parent Company
Controlling Owner
420 Montgomery Street
San Francisco, CA 94163

            Under the Interim Peregrine Sub-advisory Agreement, Funds Management, out of the fees it would receive as investment adviser, not the Strong Fund, would pay Peregrine a fee based on the following fee schedule:

                    -------------------------------------------------------------------------
                    FUND ASSETS                                                         FEE
                    -------------------------------------------------------------------------
                    $0-25 million                                                       0.75%
                    -------------------------------------------------------------------------
                    More than $25 million but less than or equal to $50 million         0.60%
                    -------------------------------------------------------------------------
                    More than $50 million but less than or equal to $275 million        0.50%
                    -------------------------------------------------------------------------
                    Greater than $275 million                                           0.30%
                    -------------------------------------------------------------------------

            Peregrine serves as the sub-adviser to certain funds that have similar investment objectives as the Strong Advisor Focus and Strong Blue Chip Funds. The chart below lists certain required information about similar funds advised by Peregrine. In addition to the funds listed below, Peregrine also serves as the sub-adviser to certain Wells Fargo Variable Trust Funds and Wells Fargo Master Trust portfolios that have similar investment objectives and styles as the Strong Advisor Focus and Strong Blue Chip Funds.

-----------------------------------------------------------------------------------------------------------------------
    NAME OF FUND(1)                      ASSET SIZE(2)         ANNUAL MANAGEMENT FEE(3)       WAIVERS/REIMBURSEMENTS(4)
    ---------------                      -------------         ------------------------       -------------------------
                                         (IN MILLIONS)
                                         -------------
-----------------------------------------------------------------------------------------------------------------------
Large Company Growth Fund                    2,827.8          $0-25M              0.75%                   0.00%
                                                              $25-50M             0.60%
                                                              $50-275M            0.50%
                                                              >$275M              0.30%
-----------------------------------------------------------------------------------------------------------------------
Small Company Growth                         526.2            $0-50M              0.90%                   0.00%
                                                              $50-180M            0.75%
                                                              $180-340M           0.65%
                                                              $340-685M           0.50%
                                                              $685-735M           0.52%
                                                              >$735M              0.55%
-----------------------------------------------------------------------------------------------------------------------
Small Company Value Fund                     91.6             $0-175M             0.50%                   0.00%
                                                              >$175M              0.75%
-----------------------------------------------------------------------------------------------------------------------

(1) Only mutual funds that have commenced operations are listed. Accordingly, even though the Wells Fargo Funds that will acquire the Funds have similar investment objectives as the Funds, since they have not yet commenced operations, they are not listed in the table.

(2) Total assets as of June 30, 2004.

(3) The annual management fee is expressed as a percentage of the average daily net asset value of the fund. The left side of this column lists breakpoints in millions or billions of dollars.

(4) Peregrine waived fees and/or reimbursed expenses for the periods indicated.

APPROVAL OF THE INTERIM PEREGRINE SUB-ADVISORY AGREEMENT BY THE BOARD

            In considering the Interim Peregrine Sub-advisory Agreement, the Board was provided materials relating to, and considered and evaluated, with respect to the Fund, (i) the terms of the Interim Peregrine Sub-advisory Agreement; (ii) that the fees under the Interim Peregrine Sub-advisory Agreement would be paid by Funds Management; and (iii) the terms of the Reorganization. On the basis of its review and analysis of the foregoing, the Board found that the terms of the Interim Peregrine Sub-advisory Agreement were fair and reasonable and in the best interest of shareholders. The Board approved certain compliance policies and procedures of Peregrine on September 29, 2004.

      THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE INTERIM PEREGRINE SUB-ADVISORY AGREEMENT WITH PEREGRINE.

PROPOSAL 3C: APPROVAL OF AN INVESTMENT SUB-ADVISORY AGREEMENT WITH RCM CAPITAL MANAGEMENT LLC ("RCM")

            The interim investment sub-advisory agreement between Funds Management and RCM ("Interim RCM Sub-advisory Agreement"), would apply to the Strong Advisor Technology and Strong Technology 100 Funds.

            RCM is located at 4 Embarcadero Center, San Francisco, CA 94111. The owners and principal executive officers of RCM are listed below. Unless otherwise indicated, the address for each is 4 Embarcadero Center, San Francisco, CA 94111. No officers or directors/trustees of the Strong Funds are officers, directors, employees, shareholders, or general partners of RCM. No officers or directors/trustees of the Strong Funds have any material interest in RCM, or in any material transaction in which RCM or an affiliate is a party.

OFFICER - NAME           POSITION AT RCM                                  PRINCIPAL OCCUPATION
Robert J. Goldstein      Chief Operating Officer, Board of Managers       Same as position at RCM

Gregory M. Siemons       Director of Compliance                           Same as position at RCM
Ian R. Vose              Chief Investment Officer, Board of Managers      Same as position at RCM
Udo Frank                Chief Executive Officer, Board of Managers       Same as position at RCM

OWNERS - NAME, RELATIONSHIP TO RCM AND ADDRESS

RCM US Holdings LLC
Member
4 Embarcadero Center,
San Francisco, CA 94111

Dresdner Bank AG
Controlling Owner
Jurgen Ponto Platz 1
60329 Frankfurt, Germany

Dresdner Kleinwort Wasserstein North America LLC
Controlling Owner
350 California Street, 18th Floor
San Francisco, CA 94104

Allianz AG
Ultimate Parent Company
Konigstrasse 28
D-80802 Munich, Germany

            Under the Interim RCM Sub-advisory Agreement, Funds Management, out of the fees it would receive as investment adviser, not the Strong Fund, would pay RCM a fee of 0.70% of each Fund's average daily net assets.

            RCM serves as the sub-adviser to certain funds that have similar investment objectives as the Strong Advisor Technology and Strong Technology 100 Funds. The chart below lists certain required information about similar funds advised by RCM.

------------------------------------------------------------------------------------------------------------------------------------
                   NAME OF FUND(1)                   ASSET SIZE(2)        ANNUAL MANAGEMENT FEE(3)            WAIVERS/REIMBURSEMENTS
                                                     (IN MILLIONS)
------------------------------------------------------------------------------------------------------------------------------------
AB Funds Trust - Growth Equity Fund                      419              $0-10M              0.70%                    0.00%
                                                                          $10M-20M            0.60%
                                                                          $20M-40M            0.50%
                                                                          $40M-60M            0.35%
                                                                          $60M-100M           0.30%
                                                                          $100M-400M          0.25%
                                                                          $400M-1B            0.20%
                                                                          >$1B                0.15%
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier Funds Trust - Large Cap Growth Fund          3.7              $0-100M             0.42%                    0.00%
                                                                          $100M-400M          0.25%
                                                                          $400M-1B            0.20%
                                                                          >$1B                0.15%
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Trust - Large Cap Growth Fund            104              $0-100M             0.42%                    0.00%
                                                                          $100M-400M          0.25%
                                                                          $400M-1B            0.20%
                                                                          >$1B                0.15%
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier Trust  - Technology Fund                     2.7              $0-50M              0.70%                    0.00%
                                                                          $50M-100M           0.65%
                                                                          $100M-200M          0.60%
                                                                          >$200M              0.55%
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Trust - Technology Portfolio             174.5            $0-50M              0.70%                    0.00%
                                                                          $50M-100M           0.65%
                                                                          $100M-200M          0.60%
                                                                          >$200M              0.55%
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier Trust - Healthcare Fund                      2.8              $0-50M              0.70%                    0.00%
                                                                          $50M-100M           0.65%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                   NAME OF FUND(1)                   ASSET SIZE(2)        ANNUAL MANAGEMENT FEE(3)            WAIVERS/REIMBURSEMENTS
                                                     (IN MILLIONS)
------------------------------------------------------------------------------------------------------------------------------------
                                                                          $100M-250M          0.60%
                                                                          >$250M              0.55%
------------------------------------------------------------------------------------------------------------------------------------
AXA Premier VIP Trust - Healthcare Fund                  79.1             $0-50M              0.70%                    0.00%
                                                                          $50M-100M           0.65%
                                                                          $100M-250M          0.60%
                                                                          >$250M              0.55%
------------------------------------------------------------------------------------------------------------------------------------
Diversified Investment Advisors - Equity Growth          826              $0-700M             0.22%                    0.00%
Portfolio                                                                 >$700M              0.15%
------------------------------------------------------------------------------------------------------------------------------------
Diversified Investment Advisors - Mid Cap Growth         200              $0-25M              0.82%                    0.00%
Portfolio                                                                 $25M-50M            0.46%
                                                                          $50M-100M           0.35%
                                                                          >$100M              0.23%
                                                                          (.15%) Discount applies to Mid
                                                                          Cap Growth Portfolio if Equity
                                                                          Growth Portfolio exceeds $500M
------------------------------------------------------------------------------------------------------------------------------------
Sector Capital Highlands Growth Fund                     3.4                                  0.25%                    0.00%

------------------------------------------------------------------------------------------------------------------------------------
PIMCO Funds Multi Manager Series-RCM Financial           3.0                                  0.60%                    0.00%
Services Fund

------------------------------------------------------------------------------------------------------------------------------------
PIMCO Funds Multi Manager Series-RCM Global              3.0                                  0.60%                    0.00%
Resources Fund

------------------------------------------------------------------------------------------------------------------------------------
PIMCO Funds Multi Manager Series-RCM                     357                                  0.80%                    0.00%
Biotechnology Fund

------------------------------------------------------------------------------------------------------------------------------------
PIMCO Funds Multi Manager Series-RCM Europe Fund         3.0                                  0.70%                    0.00%

------------------------------------------------------------------------------------------------------------------------------------
PIMCO Funds Multi Manager Series-RCM Global              201                                  0.70%                    0.00%
Health Care Fund

------------------------------------------------------------------------------------------------------------------------------------
PIMCO Funds Multi Manager Series-RCM Global              20                                   0.90%                    0.00%
Small Cap Fund

------------------------------------------------------------------------------------------------------------------------------------
PIMCO Funds Multi Manager Series-RCM Global              527                                  0.85%                    0.00%
Technology Fund

------------------------------------------------------------------------------------------------------------------------------------
PIMCO Funds Multi Manager Series-RCM Large Cap           558                                  0.35%                    0.00%
Growth Fund

------------------------------------------------------------------------------------------------------------------------------------
PIMCO Funds Multi Manager Series-RCM Mid Cap Fund        238                                  0.37%                    0.00%

------------------------------------------------------------------------------------------------------------------------------------
PIMCO Funds Multi Manager Series-RCM Tax Managed         37                                   0.50%                    0.00%
Growth Fund

------------------------------------------------------------------------------------------------------------------------------------
PIMCO Funds Muti Manager Series-RCM                      93                                   0.40%                    0.00%
International Growth Equity Fund

------------------------------------------------------------------------------------------------------------------------------------
RSI Retirement Trust - Core Equity Fund                  90               $0-100M             0.40%                    0.00%
                                                                          $100M-400M          0.25%
                                                                          $400M-1B            0.20%
                                                                          >$1B                0.15%
------------------------------------------------------------------------------------------------------------------------------------
Sun America Style Select Series - Focused                9.9              $0-200M             0.70%                    0.00%
Technology Portfolio                                                      >$200M              0.65%
------------------------------------------------------------------------------------------------------------------------------------
Sun America Season Series Trust - Focused                35               $0-200M             0.70%                    0.00%
Technet Portfolio                                                         >$200M              0.65%
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Specialized Health Sciences                  34.9             $0-100M             0.95%                    0.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                   NAME OF FUND(1)                   ASSET SIZE(2)        ANNUAL MANAGEMENT FEE(3)            WAIVERS/REIMBURSEMENTS
                                                     (IN MILLIONS)
------------------------------------------------------------------------------------------------------------------------------------
Fund                                                                      $100M-500M          0.65%
                                                                          >$500M              0.60%
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Specialized Technology Fund                  158.0            $0-50M              1.00%                    0.00%
                                                                          $50M-100M           0.70%
                                                                          >$100M              0.55%
------------------------------------------------------------------------------------------------------------------------------------

(1) Only mutual funds that have commenced operations are listed. Accordingly, even though the Wells Fargo Funds that will acquire the Funds have similar investment objectives as the Funds, since they have not yet commenced operations, they are not listed in the table.

(2)   Total assets as of June 30, 2004.

(3) The annual management fee is expressed as a percentage of the average daily net asset value of the fund. The left side of this column lists breakpoints in millions of dollars.

APPROVAL OF THE INTERIM RCM SUB-ADVISORY AGREEMENT BY THE BOARD

            In considering the Interim RCM Sub-advisory Agreement, the Board was provided materials relating to, and considered and evaluated, with respect to the Fund, (i) the terms of the Interim RCM Sub-advisory Agreement; (ii) that the fees under the Interim RCM Sub-advisory Agreement would be paid by Funds Management; and (iii) the terms of the Reorganization. On the basis of its review and analysis of the foregoing, the Board found that the terms of the Interim RCM Sub-advisory Agreement were fair and reasonable and in the best interest of shareholders. The Board approved certain compliance policies and procedures of RCM on September 29, 2004.

            THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE INTERIM RCM SUB-ADVISORY AGREEMENT WITH RCM.

PROPOSAL 3D: APPROVAL OF AN INVESTMENT SUB-ADVISORY AGREEMENT WITH NEW STAR INSTITUTIONAL MANAGERS LIMITED ("NEW STAR")

            The interim investment sub-advisory agreement between Funds Management and New Star ("Interim New Star Sub-advisory Agreement") would apply to the Strong Advisor International Core Fund.

            New Star is located at 1 Knightsbridge Green, London, SW1X 7NE. The owners and principal executive officers of New Star are listed below. Unless otherwise indicated, the address for each is 1 Knightsbridge Green, London, SW1X 7NE. No officers or directors/trustees of the Strong Funds are officers, directors, employees, shareholders, or general partners of New Star. No officers or directors/trustees of the Strong Funds have any material interest in New Star, or in any material transaction in which New Star or an affiliate is a party.

         OFFICERS - NAME       POSITION AT NEW STAR                         PRINCIPAL OCCUPATION
         Deborah J. Weekes     Director and Head of Finance                 Same as position at New Star
         Rupert Ruvigny        Director and Chief Operating Officer         Same as position at New Star
         Howard Covington      Director and Chief Executive Officer         Same as position at New Star
         Christie B. Sanders   Director and Fixed Income Fund Manager       Same as position at New Star
         Mark S. Beale         Director and Co-Head Institutional           Same as position at New Star
         Richard D. Lewis      Director and Co-Head Institutional           Same as position at New Star
         Keith C. Brown        Director and Head of Business Development    Same as position at New Star
         Anna E. Kirk          Director and Head of Fund Administration     Same as position at New Star
         John L. Duffield      Chairman                                     Same as position at New Star

OWNERS - NAME, RELATIONSHIP TO NEW STAR AND ADDRESS

New Star Institutional Managers Holdings Limited
Direct Parent Company
Controlling Owner
1 Knightsbridge Green, London, SW1X 7NE

New Star Asset Management Group Limited
Ultimate Parent Company
Controlling Owner
1 Knightsbridge Green, London, SW1X 7NE

            Under the Interim New Star Sub-advisory Agreement, Funds Management, out of the fees it would receive as investment adviser, not the Strong Fund, would pay New Star a fee based on the following fee schedule:

                      -------------------------------
                      FUND ASSETS               FEE
                      -------------------------------
                      $0-50 million             0.35%
                      -------------------------------
                      Next $500 million         0.29%
                      -------------------------------
                      >$550 million             0.20%
                      -------------------------------

            New Star serves as the sub-adviser to a fund that has a similar investment objective and style as the Strong Advisor International Core Fund. The chart below lists certain required information about the similar fund advised by New Star.

--------------------------------------------------------------------------------------------------------------------
NAME OF FUND                       ASSET SIZE(1)                        ANNUAL                           WAIVERS/
------------                       -------------                        ------                           --------
                                   (IN MILLIONS)                  SUB-ADVISORY FEE(2)                 REIMBURSEMENTS
                                   -------------                  -------------------                 --------------
--------------------------------------------------------------------------------------------------------------------
Frontegra New Star                      $12.0              $0-100M    0.33%                                0.00%
International Equity Fund                                   >$100M    50% of net advisory fee

(1)   Total assets as of June 30, 2004.

(2) The annual sub-advisory fee is expressed as a percentage of the average daily net asset value of the fund.

APPROVAL OF THE INTERIM NEW STAR SUB-ADVISORY AGREEMENT BY THE BOARD

            In considering the Interim New Star Sub-advisory Agreement, the Board was provided materials relating to, and considered and evaluated, with respect to the Fund, (i) the terms of the Interim New Star Sub-advisory Agreement; (ii) that the fees under the Interim New Star Sub-advisory Agreement would be paid by Funds Management; and (iii) the terms of the Reorganization. On the basis of its review and analysis of the foregoing, the Board found that the terms of the Interim New Star Sub-advisory Agreement were fair and reasonable and in the best interest of shareholders. The Board approved certain compliance policies and procedures of New Star on September 29, 2004.

            THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE INTERIM NEW STAR SUB-ADVISORY AGREEMENT WITH NEW STAR.

PROPOSAL 3E: APPROVAL OF AN INVESTMENT SUB-ADVISORY AGREEMENT WITH MATRIX ASSET ADVISORS, INC. ("MATRIX")

            The interim investment sub-advisory agreement between Funds Management and Matrix ("Interim Matrix Sub-advisory Agreement") would apply to the Strong Advisor Large Company Core and Strong Value Funds.

            Matrix is located at 747 Third Avenue, 31st Floor, New York, NY 10017. The owners and principal executive officers of Matrix are listed below. Unless otherwise indicated, the address for each is 747 Third Avenue, 31st Floor, New York, NY 10017. No officers or directors/trustees of the Strong Funds are officers, directors, employees, shareholders or general partners of Matrix. No officers or directors/trustees of the Strong Funds have any material interest in Matrix, or in any material transaction in which Matrix or an affiliate is a party.

OFFICER - NAME         POSITION AT MATRIX                                   PRINCIPAL OCCUPATION
David A. Katz          President, Chief Investment Officer and Chief
                       Compliance Officer  Same as position at Matrix
Douglas S. Altabef     Senior Managing Director                             Same as position at Matrix
Lon F. Birnholz        Managing Director and Chief Financial Officer        Same as position at Matrix

Steven Roukis          Senior Vice President                                Same as position at Matrix

            Under the Interim Matrix Sub-advisory Agreement, Funds Management, out of the fees it would receive as investment adviser, not the Strong Fund, would pay Matrix a sub-advisory fee based on the following fee schedule:

                           --------------------------
                           FUND ASSETS          FEE
                           --------------------------
                           $0-50 million        0.20%
                           --------------------------
                           >$50 million         0.16%
                           --------------------------

      Matrix serves as the adviser to the Matrix Advisors Value Fund ("Matrix Fund"), which may have similar investment objectives as the Strong Large Cap Core and Strong Value Funds. The chart below lists certain required information about the Matrix Fund. Matrix contractually agreed to reduce the fees and/or net expenses of the Matrix Fund for an indefinite period to ensure that total annual fund operating expenses will not exceed 1.10%. For the fiscal year ending June 30, 2004, Matrix voluntarily reimbursed the Matrix Advisors Value Fund for expenses in excess of 0.99%.

             -----------------------------------------------------------------------
             FUND                         ASSET SIZE(1) IN (MILLIONS)   ADVISORY FEE
             -----------------------------------------------------------------------
             Matrix Advisors Value Fund              315.9                  1.00%
             -----------------------------------------------------------------------

              (1)   Total assets as of June 30, 2004.

APPROVAL OF THE INTERIM MATRIX SUB-ADVISORY AGREEMENT BY THE BOARD

            In considering the Interim Matrix Sub-advisory Agreement, the Board was provided materials relating to, and considered and evaluated, with respect to the Fund, (i) the terms of the Interim Matrix Sub-advisory Agreement; (ii) that the fees under the Interim Matrix Sub-advisory Agreement would be paid by Funds Management; and (iii) the terms of the Reorganization. The Board had, within the past year, received information regarding Matrix and met with representatives of Matrix. Matrix provided updated information to the Board. On the basis of its review and analysis of the foregoing, among other things, the Board found that the terms of the Interim Matrix Sub-advisory Agreement were fair and reasonable and in the best interest of shareholders. The Board approved certain compliance policies and procedures of Matrix on September 29, 2004.

            THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE INTERIM MATRIX SUB-ADVISORY AGREEMENT WITH MATRIX.

                              INFORMATION ON VOTING

            This Prospectus/Proxy Statement is being provided in connection with the solicitation of proxies by the Board of the Strong Funds to solicit your vote for several proposals at a special meeting of shareholders of the Strong Funds ("Meeting"). The Meeting will be held at 100 Heritage Reserve, Menomonee Falls, Wisconsin, 53051 on December 10, 2004 at 9:00 a.m. (Central Time).

            You may vote in one of three ways:

            o complete and sign the enclosed proxy ballot and mail it to us in the enclosed prepaid return envelope (if mailed in the United States);

            o vote on the Internet at the website address listed on your proxy ballot; or

            o     call the toll-free number printed on your proxy ballot.

            PLEASE NOTE, TO VOTE VIA THE INTERNET OR TELEPHONE, YOU WILL NEED THE "CONTROL NUMBER" THAT APPEARS ON YOUR PROXY BALLOT.

            You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a subsequent proxy or a written notice of revocation to the appropriate Strong Fund. You may also give written notice of revocation in person at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made, FOR each proposal.

            Only shareholders of record on October 1, 2004 are entitled to receive notice of and to vote at the Meeting or at any adjournment thereof. Each whole share held as of the close of business on October 1, 2004 is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. For each Strong Fund, a majority of the shares of the Fund entitled to vote at the Meeting, present in person or by proxy, constitutes a quorum for the conduct of all business.

            When a quorum is present, approval of each proposal is required as follows:

----------------------------------------------------------------------------------------------------------------
                        PROPOSAL                                              VOTING REQUIREMENT
----------------------------------------------------------------------------------------------------------------
1. Approval of an Agreement and Plan of Reorganization        The affirmative vote of a majority of the shares
                                                              entitled to vote.
----------------------------------------------------------------------------------------------------------------
2. Approval of an Interim Advisory Agreement                  The affirmative vote of the lesser of (1) 67% or
                                                              more of the shares of a Strong Fund present or
                                                              represented by proxy at the Meeting, if holders of
                                                              more than 50% of the Strong Fund's outstanding
                                                              shares are present or represented by proxy, or (2)
                                                              more than 50% of the Strong Fund's outstanding
                                                              shares.
----------------------------------------------------------------------------------------------------------------
3. Approval of an Interim Sub-advisory Agreement              The affirmative vote of the lesser of (1) 67% or
                                                              more of the shares of a Strong Fund present or
                                                              represented by proxy at the Meeting, if holders of
                                                              more than 50% of the Strong Fund's outstanding
                                                              shares are present or represented by proxy, or (2)
                                                              more than 50% of the Strong Fund's outstanding
                                                              shares.
----------------------------------------------------------------------------------------------------------------

            The Meeting may be adjourned at any time, including after action on one or more matters, by a majority of the votes properly voting on the question of adjourning the Meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting if the new date, time, or place is announced at the meeting before adjournment. The persons named as proxies will vote those shares that they are entitled to vote in favor of adjournment if adjournment is necessary to obtain a quorum or to obtain a favorable vote on any proposal. If the adjournment requires setting a new record date or the adjournment is for more than 120 days from the date set for the original meeting (in which case the Board will set a new record date), the Strong Funds will give notice of the adjourned meeting to the shareholders. Business may be conducted once a quorum is present and may continue until adjournment of the Meeting.

            All proxies voted, including abstentions, will be counted towards establishing a quorum. Approval of each proposal will occur only if a sufficient number of votes at the Meeting are cast FOR that proposal. Abstentions are not considered "votes cast" and, therefore, will have the effect of a vote against a proposal. Abstentions effectively result in a vote "against" and are disregarded in determining whether a proposal has received enough votes. Broker non-votes are not expected to be generated by these proposals and, therefore, will have no affect on quorum or the voting requirement.

            The Board knows of no matters other than those described in this Prospectus/Proxy Statement that will be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Board's intention that proxies will be voted on such matters based on the judgment of the person named in the enclosed form of proxy.

            In addition to the solicitation of proxies by mail or expedited delivery service, certain officers and employees of SCM or an affiliate, who will not be paid for their services, the Fund or a solicitor may solicit proxies by telephone, facsimile, oral, Internet, or e-mail communication. SCM and Funds Management have engaged the proxy solicitation firm of D.F. King, Inc. who will be paid approximately $______, plus out-of-pocket expenses, for their services. SCM and Funds Management will share the expenses incident to the solicitation of proxies in connection with the Meeting, which expenses include the fees and expenses of tabulating the results of the proxy solicitation and the fees and expenses of D.F. King, Inc. SCM and Funds Management also will reimburse upon request persons holding shares as nominees for their reasonable expenses in sending soliciting material to their principals. The Strong Funds and the Acquiring Funds will not pay any of the costs associated with the preparation of this proxy statement or the solicitation of proxies.

                               OUTSTANDING SHARES

            As of October 1, 2004, each Strong Fund and Acquiring Fund had the following numbers of shares outstanding:

            Strong Advisor Bond Fund                             19,103,377.648
            Strong Advisor Common Stock Fund                     59,365,259.295
            Strong Advisor Endeavor Large Cap Fund                3,848,336.950
            Strong Advisor Focus Fund                               364,845.805
            Strong Advisor International Core Fund                  149,822.302
            Strong Advisor Large Company Core Fund                8,670,874.700
            Strong Advisor Mid Cap Growth Fund                    5,018,028.479
            Strong Advisor Municipal Bond Fund                   23,350,998.021
            Strong Advisor Select Fund                            9,264,751.323
            Strong Advisor Short Duration Bond Fund               5,810,998.921
            Strong Advisor Small Cap Value Fund                  67,257,152.117
            Strong Advisor Strategic Income Fund                  2,714,302.334
            Strong Advisor Technology Fund                          220,525.102
            Strong Advisor U.S. Small/Mid Cap Growth Fund           483,989.180
            Strong Advisor U.S. Value Fund                       17,763,930.239
            Strong Advisor Utilities and Energy Fund                693,835.299
            Strong Blue Chip Fund                                12,605,704.019
            Strong Corporate Income Fund                          2,386,835.214
            Strong Multi Cap Value Fund                           3,431,472.502
            Strong Municipal Bond Fund                           19,675,128.087
            Strong Strategic Value Fund                             276,586.116
            Strong Technology 100 Fund                           25,267,405.487
            Strong U.S. Emerging Growth Fund                      4,770,815.055
            Strong Value Fund                                     5,489,201.482
            WF Equity Income Fund                                32,775,325.584
            WF Large Company Growth Fund                         63,781,059.466
            WF Montgomery Mid Cap Growth Fund                    17,312,614.072
            WF Montgomery Small Cap Fund                          7,247,191.74
            WF Montgomery Total Return Bond Fund                 12,760,477.72
            WF Specialized Technology Fund                       33,778,776.907

                 INTEREST OF CERTAIN PERSONS IN THE TRANSACTIONS

            Each Acquiring Fund, except for the WF Equity Income Fund, WF Large Company Growth Fund, WF Montgomery Mid Cap Growth Fund, WF Montgomery Small Cap Fund, WF Montgomery Total Return Bond Fund, and WF Specialized Technology Fund, is a newly created series of trust of which it is a series and will not issue shares until the Reorganization is consummated. Any person owning more than 25% of a Fund's shares may be considered a "controlling person" of the Fund. Accordingly, a controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders. To the knowledge of the Strong Funds and the Wells Fargo Funds, as of October 1, 2004, the following are the only persons who owned of record or beneficially, more than 25% of the outstanding shares of any Strong Fund or Acquiring Fund:

--------------------------------------------------------------------------------------------------
            FUND                             NAME & ADDRESS                 CLASS:          % OF
                                                                           TYPE OF          FUND
                                                                          OWNERSHIP
--------------------------------------------------------------------------------------------------
Strong Advisor Bond Fund            Wisconsin College Savings Program      Direct           28.50%
                                    EdVest and tomorrow's scholar
                                    Portfolios
                                    100 Heritage Reserve
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
            FUND                             NAME & ADDRESS                 CLASS:          % OF
                                                                           TYPE OF          FUND
                                                                          OWNERSHIP
--------------------------------------------------------------------------------------------------
                                    Menomonee Falls, WI  53051

--------------------------------------------------------------------------------------------------
Strong Advisor Bond Fund            SSBT Trustee/Custodian                 Direct           25.94%
                                    P.O. Box 1408
                                    Milwaukee, WI  53201
--------------------------------------------------------------------------------------------------
Strong Advisor Focus Fund           American Enterprise Investment         Direct           31.96%
                                    P.O. Box 9446
                                    Minneapolis, MN  55440
--------------------------------------------------------------------------------------------------
Strong Advisor International        American Enterprise Investment         Direct           49.57%
Core Fund                           P.O. Box 9446
                                    Minneapolis, MN  55440
--------------------------------------------------------------------------------------------------
Strong Advisor Large Company        Charles Schwab & Co., Inc.             Direct           45.47%
Core Fund                           San Francisco, CA  94104
--------------------------------------------------------------------------------------------------
Strong Advisor Select Fund          Strong Investments, Inc.               Direct           79.49%
                                    100 Heritage Reserve
                                    Menomonee Falls, WI  53051
--------------------------------------------------------------------------------------------------
Strong Advisor Short Duration       Charles Schwab & Co., Inc.             Direct           30.59%
Bond Fund                           San Francisco, CA  94104
--------------------------------------------------------------------------------------------------
Strong Advisor Strategic            American Enterprise Investment         Direct           36.15%
Income Fund                         P.O. Box 9446
                                    Minneapolis, MN  55440
--------------------------------------------------------------------------------------------------
Strong Advisor Strategic            Charles Schwab & Co., Inc.             Direct           28.63%
Income Fund                         San Francisco, CA  94104
--------------------------------------------------------------------------------------------------
Strong Advisor U.S. Small/Mid       American Enterprise Investment         Direct           29.53%
Cap Growth Fund                     P.O. Box 9446
                                    Minneapolis, MN  55440
--------------------------------------------------------------------------------------------------
Strong Advisor U.S. Value Fund      Wisconsin College Savings              Direct           49.45%
                                    Program EdVest and tomorrow's
                                    scholar Portfolios
                                    100 Heritage Reserve
                                    Menomonee Falls, WI  53051
--------------------------------------------------------------------------------------------------
Strong Advisor Utilities and        US Clearing Corp                       Direct           86.57%
Energy Fund                         26 Broadway
                                    New York, NY  10004
--------------------------------------------------------------------------------------------------
Strong Corporate Income Fund        Strong Investments, Inc.               Direct           70.64%
                                    100 Heritage Reserve
                                    Menomonee Falls, WI  53051
--------------------------------------------------------------------------------------------------
Strong Endeavor Large Cap Fund      Strong Investments, Inc.               Direct           93.93%
                                    100 Heritage Reserve
                                    Menomonee Falls, WI  53051
--------------------------------------------------------------------------------------------------
Wells Fargo Equity Income Fund      Wells Fargo Bank NA, FBO               Class I:
                                    Income Equity I                        Record           38.47%
                                    ATTN: Mutual Fund Ops
                                    PO Box 1533
                                    Minneapolis, MN  554870-1533
--------------------------------------------------------------------------------------------------
Wells Fargo Large Company           Wells Fargo Bank NA, FBO               Class I:
Growth Fund                         Large Company Growth I                 Record           43.30%
                                    ATTN: Mutual Fund Ops
                                    PO Box 1533
                                    Minneapolis, MN  55480-1533

                                    State of Hawaii                        Class S           1.33%
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
            FUND                             NAME & ADDRESS                 CLASS:          % OF
                                                                           TYPE OF          FUND
                                                                          OWNERSHIP
--------------------------------------------------------------------------------------------------
                                    Deferred Compensation Plan             Record
                                    Island Svgs Plan
                                    Dept of Human Resource
                                    Development
                                    235 S Berentia St
                                    Honolulu, HI  96813-2406

                                    Community Foundation for               Record            0.60%
                                    Greater Atlanta
                                    50 Hurt Plaza Suite 449
                                    Atlanta, GA  30303-2915
--------------------------------------------------------------------------------------------------
Wells Fargo Montgomery Small        Wells Fargo Bank NA, FBO               Class I
Cap Fund                            FBO 13357300                           Record           16.90%
                                    PO Box 1533
                                    Minneapolis, MN  55480-1533

                                    Wells Fargo Bank NA, FBO               Record           12.86%
                                    FBO 13357100
                                    PO Box 1533
                                    Minneapolis, MN  55480-1533
--------------------------------------------------------------------------------------------------
Wells Fargo Montgomery Total        Wells Fargo Bank NA, FBO               Class I:
Return Bond Fund                    FBO Omnibus Account (reinv/reinv)      Record           63.58%
                                    PO Box 1533
                                    Minneapolis, MN  55480-1533
--------------------------------------------------------------------------------------------------
Wells Fargo Specialized             Charles Schwab & Co Inc                Class A:
Technology Fund                     Special Custody Account                Record           18.70%
                                    Exclusively FBO The Customers
                                    ATTN: Mutual Funds
                                    101 Montgomery St
                                    San Francisco, CA  94104-4122
--------------------------------------------------------------------------------------------------

            To the knowledge of the Strong Funds and the Wells Fargo Funds, as of October 1, 2004, the following are the only persons who owned of record or beneficially, five percent or more of the outstanding shares of any Class of any Strong Fund or Acquiring Fund:

-------------------------------------------------------------------------------------------------------------------------
            FUND                             NAME & ADDRESS                   CLASS:               % OF           % OF
                                                                             TYPE OF              CLASS           FUND
                                                                            OWNERSHIP                             POST
                                                                                                                 CLOSING
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Bond Fund            Charles Schwab & Co., Inc.            Class A;                52.79%           0.83%
                                    San Francisco, CA  94104-4122         Direct
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Bond Fund            Reliance Trust Company                Class A;                 5.28%           0.08%
                                    P.O. Box 48529                        Direct
                                    Atlanta, GA  30362
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Bond Fund            Merrill Lynch Pierce Fenner &         Class C;                15.14%           0.08%
                                    Smith, Inc.                           Direct
                                    4800 Deer Lake Dr. E Fl 3
                                    Jacksonville, FL  32246
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
            FUND                             NAME & ADDRESS                   CLASS:               % OF           % OF
                                                                             TYPE OF              CLASS           FUND
                                                                            OWNERSHIP                             POST
                                                                                                                 CLOSING
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Bond Fund            SSBT Trustee                          Class K;                82.24%           2.97%
                                    P.O. Box 1408                         Direct
                                    Milwaukee, WI  53201
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Bond Fund            SSBT Trustee                          Class K;                17.76%           0.64%
                                    P.O. Box 1408                         Direct
                                    Milwaukee, WI  53201
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Bond Fund            SSBT Trustee                          Class Z;                66.41%           1.49%
                                    P.O. Box 1408                         Direct
                                    Milwaukee, WI  53201
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Bond Fund            US Clearing                           Class Z;                 8.66%           0.19%
                                    26 Broadway                           Direct
                                    New York, NY  10004
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Bond Fund            Charles Schwab & Co. Inc.             Class Z;                 8.14%           0.18%
                                    San Francisco, CA  94104              Direct
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Bond Fund            State Street Bank & Trust             Institutional;          23.19%           3.16%
                                    100 Plaza One MS                      Direct
                                    Jersey City, NJ  07311
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Bond Fund            Moderate Portfolio                    Institutional;          21.09%           2.87%
                                    EdVest WI College Savings Program     Direct
                                    100 Heritage Reserve
                                    Menomonee Falls, WI  53051
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Bond Fund            Aggressive Portfolio                  Institutional;          11.22%           1.53%
                                    EdVest WI College Savings Program     Direct
                                    100 Heritage Reserve
                                    Menomonee Falls, WI  53051
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Bond Fund            Balanced Portfolio                    Institutional;           9.52%           1.30%
                                    EdVest WI College Savings Program     Direct
                                    100 Heritage Reserve
                                    Menomonee Falls, WI  53051
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Bond Fund            SSBT Trustee                          Institutional;           5.79%           0.79%
                                    P.O. Box 1408                         Direct
                                    Milwaukee, WI  53201
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Bond Fund            Bond Portfolio                        Institutional;           5.20%           0.71%
                                    EdVest WI College Savings Program     Direct
                                    100 Heritage Reserve
                                    Menomonee Falls, WI  53051
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Bond Fund            IBEW Local 117                        Institutional;           5.15%           0.70%
                                    6525 Centurion Dr.                    Direct
                                    Lansing, MI  48917
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Bond Fund            Charles Schwab & Co. Inc.             Institutional;           5.02%           0.68%
                                    San Francisco, CA  94104              Direct
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Common Stock         Charles Schwab & Co., Inc.            Class A;                46.03%           2.54%
Fund                                San Francisco, CA  94104-4122         Direct
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Common Stock         Nationwide Insurance Company          Class A;                23.75%           1.31%
Fund                                P.O. Box 182029                       Direct
                                    Columbus, OH  43218-2029
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Common               Nationwide Trust Company              Class A;                11.86%           0.65%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
            FUND                             NAME & ADDRESS                   CLASS:               % OF           % OF
                                                                             TYPE OF              CLASS           FUND
                                                                            OWNERSHIP                             POST
                                                                                                                 CLOSING
-------------------------------------------------------------------------------------------------------------------------
Stock Fund                          P.O. Box 182029                       Direct
                                    Columbus, OH  43218
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Common Stock         Merrill Lynch Pierce Fenner &         Class B;                 8.45%           0.24%
Fund                                Smith, Inc.                           Direct
                                    4800 Deer Lake Dr. E Fl 3
                                    Jacksonville, FL  32246
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Common Stock         Merrill Lynch Pierce Fenner &         Class C;                19.59%           0.42%
Fund                                Smith, Inc.                           Direct
                                    4800 Deer Lake Dr. E Fl 3
                                    Jacksonville, FL  32246
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Common Stock         SSBT Trustee                          Class Z;                 6.29%           5.64%
                                    P.O. Box 1408                         Direct
                                    Milwaukee, WI  53201
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Common Stock         Mitra & Co.                           Class Z;                 5.34%           4.79%
                                    1000 N. Water                         Direct
                                    Milwaukee, WI  53202
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Common Stock         Charles Schwab & Co. Inc.             Class Z;                 5.14%           4.61%
                                    San Francisco, CA  94104              Direct
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Endeavor Large       Strong Investments                    Class A;                96.49%          93.41%
Cap Fund                            100 Heritage Reserve                  Direct
                                    Menomonee Falls, WI  53051
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Endeavor Large       Strong Investments                    Class B;                12.37%           0.27%
Cap Fund                            100 Heritage Reserve                  Direct
                                    Menomonee Falls, WI  53051
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Endeavor Large       American Enterprise Investment        Class B;                 8.35%           0.18%
Cap Fund                            Services                              Direct
                                    P.O. Box 9446
                                    Minneapolis, MN  55440
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Endeavor Large       American Enterprise Investment        Class B;                 7.88%           0.17%
Cap Fund                            Services                              Direct
                                    P.O. Box 9446
                                    Minneapolis, MN  55440
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Endeavor Large       American Enterprise Investment        Class B;                 7.34%           0.16%
Cap Fund                            Services                              Direct
                                    P.O. Box 9446
                                    Minneapolis, MN  55440
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Endeavor Large       American Enterprise Investment        Class B;                 7.09%           0.15%
Cap Fund                            Services                              Direct
                                    P.O. Box 9446
                                    Minneapolis, MN  55440
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Endeavor Large       American Enterprise Investment        Class B;                 7.07%           0.15%
Cap Fund                            Services                              Direct
                                    P.O. Box 9446
                                    Minneapolis, MN  55440
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Endeavor Large       Strong Investments, Inc.              Class C;                25.24%           0.27%
Cap Fund                            100 Heritage Reserve                  Direct
                                    Menomonee Falls, WI  53051
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Endeavor Large       US Clearing Corp                      Class C;                 6.29%           0.07%
Cap Fund                            26 Broadway                           Direct
                                    New York, NY  10004
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Focus Fund           Charles Schwab & Co., Inc.            Class A;                31.45%           0.01%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
            FUND                             NAME & ADDRESS                   CLASS:               % OF           % OF
                                                                             TYPE OF              CLASS           FUND
                                                                            OWNERSHIP                             POST
                                                                                                                 CLOSING
-------------------------------------------------------------------------------------------------------------------------
                                    San Francisco, CA  94104-4122         Direct
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Focus Fund           US Clearing Corp                      Class A;                16.76%           0.00%
                                    26 Broadway                           Direct
                                    New York, NY  10004
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Focus Fund           Merrill Lynch Pierce Fenner &         Class A;                11.20%           0.00%
                                    Smith, Inc.                           Direct
                                    4800 Deer Lake Dr. E Fl 3
                                    Jacksonville, FL  32246
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Focus Fund           Strong Investments, Inc.              Class C;                25.91%           0.00%
                                    100 Heritage Reserve                  Direct
                                    Menomonee Falls, WI  53051
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Focus Fund           US Clearing Corp                      Class C;                13.77%           0.00%
                                    26 Broadway                           Direct
                                    New York, NY  10004
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Focus Fund           RBC Dain Rauscher                     Class C;                 7.95%           0.00%
                                    7701 Pondwood Dr                      Direct
                                    Edina, MN  55439
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Focus Fund           American Enterprise Investment        Class C;                 5.85%           0.00%
                                    Services                              Direct
                                    P.O. Box 9446
                                    Minneapolis, MN  55440
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Focus Fund           American Enterprise Investment        Class C;                 5.69%           0.00%
                                    Services                              Direct
                                    P.O. Box 9446
                                    Minneapolis, MN  55440
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Focus Fund           Merrill Lynch Pierce Fenner &         Class C;                 5.41%           0.00%
                                    Smith, Inc.                           Direct
                                    4800 Deer Lake Dr. E Fl 3
                                    Jacksonville, FL  32246
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor International        Strong Investments, Inc.              Class A;                19.68%           6.77%
Core Fund                           100 Heritage Reserve                  Direct
                                    Menomonee Falls, WI  53051
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor International        American Enterprise Investment        Class A;                17.43%           5.99%
Core Fund                           Services                              Direct
                                    P.O. Box 9446
                                    MN  55440
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor International        Charles Schwab & Co., Inc.            Class A;                11.27%           3.88%
Core Fund                           San Francisco, CA  94104-4122         Direct
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor International        American Enterprise Investment        Class A;                 6.55%           2.25%
Core Fund                           Services                              Direct
                                    P.O. Box 9446
                                    MN  55440
-------------------------------------------------------------------------------------------------------------------------
Strong International Core Fund      Strong Investments                    Class B;                12.85%           6.77%
                                    100 Heritage Reserve                  Direct
                                    Menomonee Falls, WI  53051
-------------------------------------------------------------------------------------------------------------------------
Strong International Core Fund      American Enterprise Investment        Class B;                 5.85%           3.08%
                                    Services                              Direct
                                    P.O. Box 9446
                                    Minneapolis, MN  55440
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor International        Strong Investments, Inc.              Class C;                52.54%           6.78%
Core Fund                           100 Heritage Reserve                  Direct
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
            FUND                             NAME & ADDRESS                   CLASS:               % OF           % OF
                                                                             TYPE OF              CLASS           FUND
                                                                            OWNERSHIP                             POST
                                                                                                                 CLOSING
-------------------------------------------------------------------------------------------------------------------------
                                    Menomonee Falls, WI  53051
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor International        American Enterprise Investment        Class C;                14.70%           1.90%
Core Fund                           Services                              Direct
                                    P.O. Box 9446
                                    Minneapolis, MN  55440
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor International        American Enterprise Investment        Class C;                 8.69%           1.12%
Core Fund                           Services                              Direct
                                    P.O. Box 9446
                                    Minneapolis, MN  55440
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Large Company        Charles Schwab & Co., Inc.            Class A;                77.45%          27.85%
Core Fund                           San Francisco, CA  94104-4122         Direct
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Large Company        SSBT/Trustee                          Class K;                90.56%          14.70%
Core Fund                           P.O. Box 1408                         Direct
                                    Milwaukee, WI  53201
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Mid Cap Growth       Nationwide Insurance Company          Class A;                53.67%           3.58%
Fund                                P.O. Box 182029                       Direct
                                    Columbus, OH  43218-2029
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Mid Cap Growth       Charles Schwab & Co., Inc.            Class A;                27.00%           1.80%
Fund                                San Francisco, CA  94104-4122         Direct
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Mid Cap Growth       Nationwide Insurance Company          Class A;                 6.10%           0.41%
Fund                                P.O. Box 182029                       Direct
                                    Columbus, OH  43218-2029
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Mid Cap Growth       Merrill Lynch Pierce Fenner &         Class C;                29.28%           0.12%
Fund                                Smith, Inc.                           Direct
                                    4800 Deer Lake Dr. E Fl 3
                                    Jacksonville, FL  32246
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Mid Cap Growth       Investors Bank & Trust                Class Z;                16.75%           2.86%
Fund                                4 Manhattanville Rd                   Direct
                                    Purchase, NY  10577
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Mid Cap Growth       Charles Schwab & Co. Inc.             Class Z;                 9.39%           1.60%
Fund                                San Francisco, CA  94104              Direct
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Mid Cap Growth       US Clearing                           Class Z;                 5.33%           0.91%
Fund                                26 Broadway                           Direct
                                    New York, NY  10004
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Municipal Bond       Merrill Lynch Pierce Fenner &         Class C;                32.34%           0.19%
Fund                                Smith, Inc.                           Direct
                                    4800 Deer Lake Dr. E Fl 3
                                    Jacksonville, FL  32246
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Municipal Bond       Pershing LLC                          Class C;                16.96%           0.10%
Fund                                P.O. Box 2052                         Direct
                                    Jersey City, NJ  07303
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Municipal Bond       Lee Family Trust                      Class C;                 7.77%           0.05%
Fund                                Dogwood Lane                          Direct
                                    Alpine, NJ  07620
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Municipal Bond       First Clearing LLC                    Class C;                 6.10%           0.04%
Fund                                1825 Sterling Pl                      Direct
                                    Livermore, CA  94550
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Select Fund          100 Heritage Reserve                  Class A;                81.28%          79.00%
                                    Menomonee Falls, WI  53051            Direct
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Select Fund          Charles Schwab & Co., Inc.            Class A;                11.79%          11.45%
                                    San Francisco, CA  94104-4122         Direct
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
            FUND                             NAME & ADDRESS                   CLASS:               % OF           % OF
                                                                             TYPE OF              CLASS           FUND
                                                                            OWNERSHIP                             POST
                                                                                                                 CLOSING
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Select Fund          Merrill Lynch Pierce Fenner &         Class B;                13.26%           0.16%
                                    Smith, Inc.                           Direct
                                    4800 Deer Lake Dr. E Fl 3
                                    Jacksonville, FL  32246
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Select Fund          Strong Investments                    Class B;                 8.95%           0.11%
                                    100 Heritage Reserve                  Direct
                                    Menomonee Falls, WI  53051
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Select Fund          American Enterprise Investment        Class B;                 6.44%           0.08%
                                    Services                              Direct
                                    P.O. Box 9446
                                    Minneapolis, MN  55440
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Select Fund          American Enterprise Investment        Class B;                 5.83%           0.07%
                                    Services                              Direct
                                    P.O. Box 9446
                                    Minneapolis, MN  55440
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Select Fund          Strong Investments, Inc.              Class C;                 8.57%           0.11%
                                    100 Heritage Reserve                  Direct
                                    Menomonee Falls, WI  53051
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Select Fund          American Enterprise Investment        Class C;                 5.32%           0.07%
                                    Services                              Direct
                                    P.O. Box 9446
                                    Minneapolis, MN  55440
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Select Fund          LPL Financial Services                Class C ;                5.09%           0.06%
                                    9785 Towne Centre Dr.                 Direct
                                    San Diego, CA  92121
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Short Duration       Charles Schwab & Co., Inc.            Class A;                62.29%          21.28%
Fund                                San Francisco, CA  94104-4122         Direct
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Short Duration       Merrill Lynch Pierce Fenner &         Class C;                19.24%           3.58%
Bond Fund                           Smith, Inc.                           Direct
                                    4800 Deer Lake Dr. E Fl 3
                                    Jacksonville, FL  32246
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Short Duration       Charles Schwab & Co. Inc.             Class Z;                32.33%           9.39%
Bond Fund                           San Francisco, CA  94104              Direct
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Short Duration       Strong Investments, Inc.              Class Z;                21.82%           6.34%
Bond Fund                           100 Heritage Reserve                  Direct
                                    Menomonee Falls, WI  53051
-------------------------------------------------------------------------------------------------------------------------
Advisor Small Cap Value Fund        Charles Schwab & Co., Inc.            Class A;                48.18%          12.25%
                                    San Francisco, CA  94104-4122         Direct
-------------------------------------------------------------------------------------------------------------------------
Advisor Small Cap Value Fund        Nationwide Trust Company              Class A;                10.28%           2.61%
                                    P.O. Box 182029                       Direct
                                    Columbus, OH  43218
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Small Cap Value      Merrill Lynch Pierce Fenner &         Class C;                11.41%           0.80%
Fund                                Smith, Inc.                           Direct
                                    4800 Deer Lake Dr. E Fl 3
                                    Jacksonville, FL  32246
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Small Cap Value      Fidelity Investments                  Class Z;                22.74%          11.87%
Fund                                Institutional Operations              Direct
                                    100 Megellan Way
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Small Cap Value      Charles Schwab & Co. Inc.             Class Z;                12.35%           6.47%
Fund                                San Francisco, CA  94104              Direct
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Small Cap            SSBT Trustee                          Class Z;                 8.86%           4.62%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
            FUND                             NAME & ADDRESS                   CLASS:               % OF           % OF
                                                                             TYPE OF              CLASS           FUND
                                                                            OWNERSHIP                             POST
                                                                                                                 CLOSING
-------------------------------------------------------------------------------------------------------------------------
Value Fund                          P.O. Box 1408                         Direct
                                    Milwaukee, WI  53201
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Small Cap Value      Wells Fargo Bank                      Class Z;                 6.41%           3.35%
Fund                                P.O. Box 1533                         Direct
                                    Minneapolis, MN  55480
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Strategic            Charles Schwab & Co., Inc.            Class A;                60.51%          28.49%
Income Fund                         San Francisco, CA  94104-4122         Direct
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Strategic            Strong Investments, Inc.              Class A;                11.37%           5.35%
Income Fund                         100 Heritage Reserve                  Direct
                                    Menomonee Falls, WI  53051

-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Technology Fund      MCB Trust Services                    Class A;                34.02%           0.09%
                                    700 17th St. - Ste 300                Direct
                                    Denver, CO  80202
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Technology Fund      Charles Schwab & Co., Inc.            Class A;                33.81%           0.09%
                                    San Francisco, CA  94104-4122         Direct
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Technology Fund      US Clearing Corp                      Class A;                10.13%           0.03%
                                    26 Broadway                           Direct
                                    New York, NY  10004
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Technology Fund      American Enterprise Investment        Class A;                 5.61%           0.02%
                                    P.O. Box 9446                         Direct
                                    MN  55440
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Technology Fund      Pershing LLC                          Class B;                31.00%           0.06%
                                    P.O. Box 2052                         Direct
                                    Jersey City, NJ  07303
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Technology Fund      Strong Investments                    Class B;                12.60%           0.02%
                                    100 Heritage Reserve                  Direct
                                    Menomonee Falls, WI  53051
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Technology Fund      Strong Investments, Inc.              Class C;                31.93%           0.02%
                                    100 Heritage Reserve                  Direct
                                    Menomonee Falls, WI  53051
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Technology Fund      Merrill Lynch Pierce Fenner &         Class C;                23.89%           0.02%
                                    Smith, Inc.                           Direct
                                    4800 Deer Lake Dr. E Fl 3
                                    Jacksonville, FL  32246
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Technology Fund      RBC Dain Rauscher                     Class C;                10.00%           0.01%
                                    15405 Highland and Lawns Court        Direct
                                    Minnetonka, MN  55345
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Technology Fund      American Enterprise Investment        Class C;                 7.47%           0.01%
                                    Services                              Direct
                                    P.O. Box 9446
                                    Minneapolis, MN  55440
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Technology Fund      American Enterprise Investment        Class C;                 6.07%           0.00%
                                    Services                              Direct
                                    P.O. Box 9446
                                    Minneapolis, MN  55440
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Technology Fund      American Enterprise Investment        Class C;                 5.01%           0.00%
                                    Services                              Direct
                                    P.O. Box 9446
                                    Minneapolis, MN  55440
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
            FUND                             NAME & ADDRESS                   CLASS:               % OF           % OF
                                                                             TYPE OF              CLASS           FUND
                                                                            OWNERSHIP                             POST
                                                                                                                 CLOSING
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor U.S. Small/Mid       Charles Schwab & Co., Inc.            Class A;                49.37%           0.40%
Cap Growth Fund                     San Francisco, CA  94104-4122         Direct
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor U.S. Small/Mid       Strong Financial Corporation          Class A;                 7.76%           0.06%
Cap Growth Fund                     100 Heritage Reserve                  Direct
                                    Menomonee Falls, WI  53051
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor U.S. Small/Mid       Strong Financial Corporation          Class B;                12.33%           0.06%
Cap Growth Fund                     100 Heritage Reserve                  Direct
                                    Menomonee Falls, WI  53051
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor U.S. Small/Mid       National Investor Services            Class B;                 7.93%           0.04%
Cap Growth Fund                     55 Water Street - 32nd Fl             Direct
                                    New York, NY  10041
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor U.S. Small/Mid       Wells Fargo Bank                      Class C;                15.59%           0.08%
Cap Growth Fund                     P.O. Box 1533                         Direct
                                    Minneapolis, MN  55480
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor U.S. Small/Mid       Strong Financial Corporation          Class C;                12.43%           0.06%
Cap Growth Fund                     100 Heritage Reserve                  Direct
                                    Menomonee Falls, WI  53051
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor U.S. Small/Mid       US Clearing Corp.                     Class C;                 6.62%           0.03%
Cap Growth Fund                     26 Broadway                           Direct
                                    New York, NY  10004
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor U.S. Value Fund      Charles Schwab & Co., Inc.            Class A;                59.91%           0.80%
                                    San Francisco, CA  94104-4122         Direct
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor U.S. Value Fund      Merrill Lynch Pierce Fenner &         Class B;                 5.46%           0.10%
                                    Smith, Inc.                           Direct
                                    4800 Deer Lake Dr. E Fl 3
                                    Jacksonville, FL  32246
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor U.S. Value Fund      Merrill Lynch Pierce Fenner &         Class C;                 6.66%           0.09%
                                    Smith, Inc.                           Direct
                                    4800 Deer Lake Dr. E Fl 3
                                    Jacksonville, FL  32246
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor U.S. Value Fund      Aggressive Portfolio                  Class K;                44.39%          10.78%
                                    EdVest WI College Savings Program     Direct
                                    100 Heritage Reserve
                                    Menomonee Falls, WI  53051
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor U.S. Value Fund      Moderate Portfolio                    Class K;                22.25%           5.41%
                                    EdVest WI College Savings Program     Direct
                                    100 Heritage Reserve
                                    Menomonee Falls, WI  53051

-------------------------------------------------------------------------------------------------------------------------
Strong Advisor U.S. Value Fund      Balanced Portfolio                    Class K;                20.10%           4.88%
                                    EdVest WI College Savings Program     Direct
                                    100 Heritage Reserve
                                    Menomonee Falls, WI  53051
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor U.S. Value Fund      Strong Moderate Portfolio             Class K;                 6.79%           1.65%
                                    A Series of Strong Life Stage         Direct
                                    Series, Inc.
                                    100 Heritage Reserve
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
            FUND                             NAME & ADDRESS                   CLASS:               % OF           % OF
                                                                             TYPE OF              CLASS           FUND
                                                                            OWNERSHIP                             POST
                                                                                                                 CLOSING
-------------------------------------------------------------------------------------------------------------------------
                                    Menomonee Falls, WI  53051
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor U.S. Value Fund      Strong Investments, Inc.              Class Z;                38.79%          27.26%
                                    100 Heritage Reserve                  Direct
                                    Menomonee Falls, WI  53051
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor U.S. Value Fund      90% Equity Portfolio                  Class Z;                16.63%          11.69%
                                    Tomorrow's Scholar College            Direct
                                    Savings Plan
                                    100 Heritage Reserve
                                    Menomonee Falls, WI  53051
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor U.S. Value Fund      75% Equity Portfolio                  Class Z;                 9.73%           6.84%
                                    Tomorrow's Scholar College            Direct
                                    Savings Plan
                                    100 Heritage Reserve
                                    Menomonee Falls, WI  53051
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor U.S. Value Fund      50% Equity Portfolio                  Class Z;                 5.58%           3.92%
                                    Tomorrow's Scholar College            Direct
                                    Savings Plan
                                    100 Heritage Reserve
                                    Menomonee Falls, WI  53051
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Utilities and        US Clearing                           Class A;                58.68%           0.40%
Energy Fund                         26 Broadway                           Direct
                                    New York, NY  10004
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Utilities and        US Clearing                           Class A;                14.20%           0.10%
Energy Fund                         26 Broadway                           Direct
                                    New York, NY  10004
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Utilities and        US Clearing                           Class A;                 5.90%           0.04%
Energy Fund                         26 Broadway                           Direct
                                    New York, NY  10004
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Utilities and        Strong Financial Corporation          Class B;                36.88%           0.01%
Energy Fund                         100 Heritage Reserve                  Direct
                                    Menomonee Falls, WI  53051
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Utilities and        American Enterprise Investment        Class B;                18.49%           0.01%
Energy Fund                         Services                              Direct
                                    P.O. Box 9446
                                    Minneapolis, MN  55440
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Utilities and        Merrill Lynch Pierce Fenner &         Class B;                15.57%           0.00%
Energy Fund                         Smith, Inc.                           Direct
                                    4800 Deer Lake Dr. E Fl 3
                                    Jacksonville, FL  32246
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Utilities and        American Enterprise Investment        Class B;                 5.72%           0.00%
Energy Fund                         Services                              Direct
                                    P.O. Box 9446
                                    Minneapolis, MN  55440
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Utilities and        AG Edwards & Sons, Inc.               Class B;                 5.10%           0.00%
Energy Fund                         One North Jefferson                   Direct
                                    St. Louis, MO  63103
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Utilities and        Strong Financial Corporation          Class C;                51.67%           0.01%
Energy Fund                         100 Heritage Reserve                  Direct
                                    Menomonee Falls, WI  53051
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Utilities and        Merrill Lynch Pierce Fenner &         Class C;                 9.91%           0.00%
Energy Fund                         Smith, Inc.                           Direct
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
            FUND                             NAME & ADDRESS                   CLASS:               % OF           % OF
                                                                             TYPE OF              CLASS           FUND
                                                                            OWNERSHIP                             POST
                                                                                                                 CLOSING
-------------------------------------------------------------------------------------------------------------------------
                                    4800 Deer Lake Dr. E Fl 3
                                    Jacksonville, FL  32246
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Utilities and        US Clearing Corp.                     Class C;                 9.00%           0.00%
Energy Fund                         26 Broadway                           Direct
                                    New York, NY  10004
-------------------------------------------------------------------------------------------------------------------------
Strong Advisor Utilities and        American Enterprise Investment        Class C;                 6.39%           0.00%
Energy Fund                         Services                              Direct
                                    P.O. Box 9446
                                    Minneapolis, MN  55440
-------------------------------------------------------------------------------------------------------------------------
Strong Blue Chip Fund               Charles Schwab & Co. Inc.             Investor;                9.10%           1.44%
                                    San Francisco, CA  94104              Direct
-------------------------------------------------------------------------------------------------------------------------
Strong Blue Chip Fund               US Clearing                           Investor;                5.06%           0.80%
                                    26 Broadway                           Direct
                                    New York, NY  10004
-------------------------------------------------------------------------------------------------------------------------
Strong Corporate Income Fund        Strong Investments, Inc.              Investor;               70.64%           2.05%
                                    100 Heritage Reserve                  Direct
                                    Menomonee Falls, WI  53051
-------------------------------------------------------------------------------------------------------------------------
Strong Corporate Income Fund        US Clearing                           Investor;               22.92%           0.67%
                                    26 Broadway                           Direct
                                    New York, NY  10004
-------------------------------------------------------------------------------------------------------------------------
Strong Multi Cap Value Fund         Charles Schwab & Co. Inc.             Investor;               15.50%           1.39%
                                    San Francisco, CA  94104              Direct
-------------------------------------------------------------------------------------------------------------------------
Strong Municipal Bond Fund          Charles Schwab & Co. Inc.             Investor;                7.06%           3.23%
                                    San Francisco, CA  94104              Direct
-------------------------------------------------------------------------------------------------------------------------
Strong Strategic Value Fund         Strong Financial Corp.                Investor;               18.08%           0.16%
                                    100 Heritage Reserve                  Direct
                                    Menomonee Falls, WI  53051
-------------------------------------------------------------------------------------------------------------------------
Strong Strategic Value Fund         US Clearing                           Investor;               18.06%           0.16%
                                    26 Broadway                           Direct
                                    New York, NY  10004
-------------------------------------------------------------------------------------------------------------------------
Strong Strategic Value Fund         Victor V Tose & Joann Tose            Investor;               11.87%           0.10%
                                    295 Alder St.                         Direct
                                    Arroyo Grande, CA  93420
-------------------------------------------------------------------------------------------------------------------------
Strong Strategic Value Fund         James L. McCormick                    Investor;                5.73%           0.05%
                                    545 3rd Street                        Direct
                                    Manhattan Beach, CA  90266
-------------------------------------------------------------------------------------------------------------------------
Strong Strategic Value Fund         Michael Martinez                      Investor;                5.03%           0.04%
                                    4479 Gordon Ln                        Direct
                                    Salt Lake City, UT  84107
-------------------------------------------------------------------------------------------------------------------------
Strong Technology 100 Fund          US Clearing                           Investor;                8.93%           3.81%
                                    26 Broadway                           Direct
                                    New York, NY  10004
-------------------------------------------------------------------------------------------------------------------------
Strong U.S. Emerging Growth         State Street Bank & Trust             Investor;               14.55%           2.80%
Fund                                105 Rosemont Rd                       Direct
                                    Westwood, MA  02090
-------------------------------------------------------------------------------------------------------------------------
Strong U.S. Emerging Growth         SSBT Trustee                          Investor;               11.32%           2.18%
Fund                                P.O. Box 1408                         Direct
                                    Milwaukee, WI  53201
-------------------------------------------------------------------------------------------------------------------------
Strong U.S. Emerging Growth         US Clearing                           Investor;               10.88%           2.10%
Fund                                26 Broadway                           Direct
                                    New York, NY  10004
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
            FUND                             NAME & ADDRESS                   CLASS:               % OF           % OF
                                                                             TYPE OF              CLASS           FUND
                                                                            OWNERSHIP                             POST
                                                                                                                 CLOSING
-------------------------------------------------------------------------------------------------------------------------
Strong U.S. Emerging Growth         Charles Schwab & Co. Inc.             Investor;                9.37%           1.80%
Fund                                San Francisco, CA  94104              Direct
-------------------------------------------------------------------------------------------------------------------------
Strong Value Fund                   Charles Schwab & Co. Inc.             Investor;               17.51%           6.79%
                                    San Francisco, CA  94104              Direct
-------------------------------------------------------------------------------------------------------------------------
Strong Value Fund                   US Clearing                           Investor;                5.91%           2.29%
                                    26 Broadway                           Direct
                                    New York, NY  10004
-------------------------------------------------------------------------------------------------------------------------
Wells Fargo Equity Income Fund      PFPC Brokerage Services               Class A:
                                    FBO Wells Fargo                       Record                   7.11%           1.17%
                                    ATTN Mitch Bloomfield
                                    420 Montgomery St 5th Fl
                                    MAC A0101-057
                                    San Francisco, CA  94104-1207

                                    UBS Financial Services Inc. FBO       Class C
                                    Local 68                              Record                   6.81%           0.05%
                                    Engineers Welfare Fund
                                    PO Box 534
                                    W Caldwell, NJ  07007-0534

                                    Wells Fargo Bank NA, FBO
                                    Income Equity I                       Class I                 24.44%          18.39%
                                    ATTN: Mutual Fund Ops                 Record
                                    PO Box 1533
                                    Minneapolis, MN  55480-1533

                                    Wells Fargo Bank NA, FBO
                                    Income Equity I                       Record                  21.25%          15.99%
                                    ATTN: Mutual Fund Ops
                                    PO Box 1533
                                    Minneapolis, MN  55480-1533
-------------------------------------------------------------------------------------------------------------------------
Wells Fargo Large Company           Charles Schwab & Co Inc               Class A:
Growth Fund                         Special Custody Account               Record                  15.65%           1.98%
                                    Exclusively FBO the Customers
                                    101 Montgomery St
                                    San Francisco, CA 94104-4122

                                    T Rowe Price Retirement Plan
                                    Services Inc FBO Rite Aid             Record                  13.90%           1.75%
                                    4515 Painters Mill Road
                                    Owings Mills, MD  21117-4903

                                    JPMorgan Chase Bank c/o
                                    JPMorgan Retirement Plan Serv         Record                   5.85%           0.74%
                                    Pearson Inc Retirement Plan
                                    9300 Ward Parkway
                                    Kansas City, MO  64114-3317
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
            FUND                             NAME & ADDRESS                   CLASS:               % OF           % OF
                                                                             TYPE OF              CLASS           FUND
                                                                            OWNERSHIP                             POST
                                                                                                                 CLOSING
-------------------------------------------------------------------------------------------------------------------------
                                    State Street Corp FBO
                                    First Data Corporation                Record                   5.03%           0.63%
                                    105 Rosemont Ave
                                    Westwood, MA 02090-2318

                                    American Enterprise Investment        Class B:
                                    Services FBO 890000611                Record                   6.51%           0.44%
                                    PO Box 9446
                                    Minneapolis, MN  55440-9446

                                    American Enterprise Investment        Class C:
                                    Services FBO 890000611                Record                  16.33%           0.16%
                                    PO Box 9446
                                    Minneapolis, MN  55440-9446

                                    MLPF&S For The Sole Benefit
                                    Of its Customers                      Record                   5.73%           0.06%
                                    ATTN: Mutual Fund Administration
                                    4800 Deer Lake Drive East 3rd Fl
                                    Jackson, FL  32246-6484

                                    Wells Fargo Bank NA, FBO
                                    Large Company Growth I                Record                  16.79%           9.71%
                                    ATTN: Mutual Fund Ops
                                    PO Box 1533
                                    Minneapolis, MN  55480-1533
-------------------------------------------------------------------------------------------------------------------------
Wells Fargo Montgomery Mid Cap      Charles Schwab & Co Inc               Class A:
Growth Fund                         Special Custody Account               Record                  21.80%          14.83%
                                    Exclusively FBO the Customers
                                    101 Montgomery St
                                    San Francisco, CA 94104-4122

                                    American Enterprise Investment        Class B:                 5.78%           0.30%
                                    Services FBO 890000611                Record
                                    PO Box 9446
                                    Minneapolis, MN  55440-9446

                                    American Enterprise Investment        Class C:
                                    Services FBO 890000611                Record                   8.67%           0.07%
                                    PO Box 9446
                                    Minneapolis, MN  55440-9446

                                    Wells Fargo Investments LLC
                                    A/C 1961-6074                         Record                   7.61%           0.06%
                                    608 Second Avenue South 8th Fl
                                    Minneapolis, MN  55402-1916

                                    Wells Fargo Investments LLC
                                    A/C 5421-5619                         Record                   6.41%           0.05%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
            FUND                             NAME & ADDRESS                   CLASS:               % OF           % OF
                                                                             TYPE OF              CLASS           FUND
                                                                            OWNERSHIP                             POST
                                                                                                                 CLOSING
-------------------------------------------------------------------------------------------------------------------------
                                    608 Second Avenue South 8th Fl
                                    Minneapolis, MN  55402-1916

                                    Wells Fargo Investments LLC
                                    A/C 8685-4926                         Record                   5.20%           0.04%
                                    608 Second Avenue South 8th Fl
                                    Minneapolis, MN  55402-1916

                                    Wells Fargo Investments LLC           Record                   5.08%           0.04%
                                    A/C 2601-5132
                                    608 Second Avenue South 8th Fl
                                    Minneapolis, MN  55402-1916
-------------------------------------------------------------------------------------------------------------------------
Wells Fargo Montgomery Small        Wells Fargo Bank NA, FBO              Class A:
Cap Fund                            FBO Ben B Cheney                      Record                   8.93%           1.45%
                                    18-244000
                                    PO Box 1533
                                    Minneapolis, MN  1533

                                    Charles Schwab & Co Inc
                                    Special Custody Account               Record                   8.53%           1.39%
                                    Exclusively FBO the Customers
                                    101 Montgomery St
                                    San Francisco, CA 94104-4122

                                    State Street Bank & Trust Co
                                    Cust for the IRA of                   Record                   5.40%           0.88%
                                    Robert W Herb
                                    68 Churchill Rd
                                    Pittsburgh PA  15235-5110

                                    Diana Y H Tao &                       Class B:
                                    John D Ho JTWROS                      Record                   9.66%           0.03%
                                    Block 11-41-C
                                    Royal Ascot 1 Tsun King Road
                                    Shatin Hong Kong
                                    Wells Fargo Investments LLC A/C       Record                   7.36%           0.02%
                                    7820-5876
                                    608 Second Avenue South 8th Fl
                                    Minneapolis, MN  55402-1916

                                    Sam Smith &                           Record                   6.81%           0.02%
                                    Sharon G Smith JTWROS
                                    102 Cassin CT
                                    Folsom CA 95630-8044
                                                                          Class C:
                                    Southwest Securities Inc FBO          Record                  15.48%           0.01%
                                    Kay Darlene Davis
                                    SWS Securities Inc
                                    AS SEP IRA Custodian
                                    PO Box 509002
                                    Dallas TX  75250-9002
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
            FUND                             NAME & ADDRESS                   CLASS:               % OF           % OF
                                                                             TYPE OF              CLASS           FUND
                                                                            OWNERSHIP                             POST
                                                                                                                 CLOSING
-------------------------------------------------------------------------------------------------------------------------
                                    Wells Fargo Investments LLC           Record                  12.83%           0.01%
                                    A/C 2601-5132
                                    608 Second Avenue South 8th Fl
                                    Minneapolis, MN  55402-1916

                                    Donal Bruce Scott &                   Record                  11.42%           0.01%
                                    Dawn S Scott JTWROS
                                    190 E Edith Ave
                                    Los Altos CA 94022-3034

                                    Wells Fargo Investments LLC           Record                  10.00%           0.01%
                                    A/C 5057-4120
                                    608 Second Avenue South 8th Fl
                                    Minneapolis, MN  55402-1916

                                    Wells Fargo Funds Management LLC      Record                   5.92%         0.0045%
                                    525 Market St 12th Fl
                                    MAC A0103-121
                                    San Francisco CA 94105-2720
                                                                          Class I:
                                    Wells Fargo Bank NA, FBO              Record                  19.54%           2.46%
                                    FBO 13357200
                                    PO Box 1533
                                    Minneapolis MN 55480-1533

                                    Wells Fargo Bank NA, FBO              Record                   7.39%           0.93%
                                    Montgomery Small Cap I
                                    ATTN: Mutual Fund Ops
                                    PO Box 1533
                                    Minneapolis MN 55480-1533
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
            FUND                             NAME & ADDRESS                   CLASS:               % OF           % OF
                                                                             TYPE OF              CLASS           FUND
                                                                            OWNERSHIP                             POST
                                                                                                                 CLOSING
-------------------------------------------------------------------------------------------------------------------------
Wells Fargo Montgomery Total        Charles Schwab & Co Inc               Class A:
Return Bond Fund                    Special Custody Account               Record                  18.28%           0.72%
                                    Exclusively FBO the Customers
                                    101 Montgomery St
                                    San Francisco, CA 94104-4122

                                    Wells Fargo West NA
                                    Various Fascorp Recordkept Plans      Record                  14.59%           0.57%
                                    8515 E Orchard Rd 2T2
                                    Greenwood Village, CO  80111-5002

                                    American Enterprise Investment        Class B:
                                    Services FBO 890000611                Record                  12.71%           0.11%
                                    PO Box 9446
                                    Minneapolis, MN  55440-9446

                                    American Enterprise Investment        Class C:
                                    Services FBO 890000611                Record                   6.64%           0.04%
                                    PO Box 9446
                                    Minneapolis, MN  55440-9446
                                    Wells Fargo Bank NA, FBO              Class I:                 7.18%           1.74%
                                    FBO Omnibus Account (Cash/Cash)       Record
                                    PO Box 1533
                                    Minneapolis, MN  55480-1533

                                    Charles Schwab & Co Inc
                                    Special Custody Account               Record                   5.38%            1.3%
                                    Exclusively FBO the Customers
                                    101 Montgomery St
                                    San Francisco, CA 94104-4122
-------------------------------------------------------------------------------------------------------------------------

            As of October 1, 2004, the officers and Trustees of Wells Fargo Funds as a group owned less than 1% of any Class of any Acquiring Fund.

            As of October 1, 2004, the officers and Trustees of the Strong Funds as a group owned less than 1% of any class of any Strong Fund.

                     ANNUAL MEETING AND SHAREHOLDER MEETINGS

            An annual meeting of shareholders for the election of Directors and the transaction of such other business as may properly come before the meeting will be held, if necessary, in April of each year or at such other time and date as the Board selects. However, no Fund is required to hold an annual meeting of its shareholders in any year in which none of the following is required to be acted upon by shareholders under the 1940 Act: (i) election of directors; (ii) approval of the investment advisory contract; (iii) ratification of the selection of the independent auditors; or (iv) approval of the distribution agreement. Special meetings of shareholders of a Fund or Class of shareholders may be called at any time by the Board, Chairman of the Board, Vice Chairman or President and will be held at such time and place as may be stated in the notice of the meeting. A special meeting of shareholders may also be called upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote on any issue proposed to be considered at the special meeting.

            A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Fund hereafter called should send the proposal to the Fund at the Fund's principal offices. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a shareholder proposal to be considered at a shareholder meeting, it must be a proper matter for consideration under Wisconsin law. If the Reorganizations are completed, the Strong Funds will not hold another shareholder meeting.

                               DISSENTERS' RIGHTS

            If the Reorganizations are approved at the Meeting, shareholders will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of dissenters' rights is subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act, which supercedes state law. Shareholders of the Funds, however, have the right to redeem their shares at net asset value subject to applicable deferred sales charges and/or redemption fees (if any) until the closing date of the Reorganizations. After the Reorganizations, shareholders will hold shares of the Wells Fargo Funds which may also be redeemed at net asset value subject to applicable deferred sales charges and/or redemption fees (if any).


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